As filed with the Securities and Exchange Commission on February 29, 2016

1933 Act Registration File No. 033-68666

1940 Act File No. 811-08004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 173 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF

1940

Amendment No. 175 ☒

ASTON FUNDS

(Exact Name of Registrant as Specified in Charter)

120 North LaSalle Street

Chicago, Illinois 60602

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code (312) 268-1400

(Name and Address of Agent for Service)	Copy to:
Jeffrey T. Cerutti, Chief Executive Officer and President Aston Funds 120 North LaSalle Street Chicago, Illinois 60602	Deborah B. Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aston Funds

Class N, I and R Shares

Prospectus - February 29, 2016

Ticker Symbols
EQUITY FUNDS	Class N	Class I	Class R
ASTON/Montag & Caldwell Growth Fund	MCGFX	MCGIX	MCRGX
ASTON/Herndon Large Cap Value Fund	AALIX	AHRNX	—
ASTON/Cornerstone Large Cap Value Fund	RVALX	AAVIX	—
ASTON/Fairpointe Focused Equity Fund	AFPTX	AFFEX	—
ASTON/River Road Dividend All Cap Value Fund	ARDEX	ARIDX	—
ASTON/River Road Dividend All Cap Value Fund II	ADVTX	ADIVX	—
ASTON/Fairpointe Mid Cap Fund	CHTTX	ABMIX	—
ASTON/Montag & Caldwell Mid Cap Growth Fund	AMCMX	AMMCX	—
ASTON/River Road Select Value Fund	ARSMX	ARIMX	—
ASTON/River Road Small Cap Value Fund	ARSVX	ARSIX	—
ASTON/River Road Independent Value Fund	ARIVX	ARVIX	—
ASTON/LMCG Small Cap Growth Fund	ACWDX	ACWIX	—
ASTON/Silvercrest Small Cap Fund	ASCTX	ACRTX	—

FIXED INCOME FUNDS
ASTON/DoubleLine Core Plus Fixed Income Fund	ADBLX	ADLIX	—
ASTON/TCH Fixed Income Fund	CHTBX	CTBIX	—

ALTERNATIVE FUNDS
ASTON/Lake Partners LASSO Alternatives Fund	ALSNX	ALSOX	—
ASTON/Anchor Capital Enhanced Equity Fund	AMBEX	AMDSX	—
ASTON/River Road Long-Short Fund	ARLSX	ALSIX	—

INTERNATIONAL FUNDS
ASTON/Barings International Fund	ABARX	ABIIX	—
ASTON/Guardian Capital Global Dividend Fund	AGCNX	AGCDX
ASTON/LMCG Emerging Markets Fund	ALEMX	ALMEX	—
ASTON/Pictet International Fund	APINX	APCTX

SECTOR FUND
ASTON/Harrison Street Real Estate Fund	ARFCX	AARIX	—

BALANCED FUND
ASTON/Montag & Caldwell Balanced Fund	MOBAX	MOBIX	—

Not FDIC Insured. No Bank Guarantee. May Lose Value.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund’s shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

ASTON/Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVES

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares	Class R Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%	0.81%	1.31%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$108	$337	$585	$1,294
Class I Shares	83	259	450	1,002
Class R Shares	133	415	718	1,579

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.11%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks, convertible preferred stocks, and convertible bonds. The subadviser uses a bottom-up approach to stock selection and seeks high quality, well-established, large-cap companies that the subadviser believes are growing their near-term earnings at an above average rate. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition. The subadviser emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	Have a strong history of earnings growth
■	Be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	Have strong balance sheets
■	Have a sustainable competitive advantage
■	Be currently, or have the potential to become, industry leaders
■	Have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the subadviser limits sector and individual security exposure, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

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The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when growth stocks underperform.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares, Class I shares, and Class R shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares and Class R shares due to 12b-1 fees paid by Class N shares and Class R shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	14.92%
Worst quarter:	12/08	(20.35)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2015)

	ASTON/Montag & Caldwell Growth Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 11/2/94):
Return Before Taxes	5.76%	10.93%	7.60%	9.12%
Return After Taxes on Distributions	(0.61)%	7.81%	5.75%	7.99%
Return After Taxes on Distributions and Sale of Fund Shares	8.60%	8.72%	6.18%	7.88%
Class I Shares (Inception 6/28/96):
Return Before Taxes	6.08%	11.21%	7.88%	7.74%
Class R Shares (Inception 12/31/02):
Return Before Taxes	5.50%	10.65%	7.34%	7.61%
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 7.20%. Index return for Class R shares, since inception, is 9.60%.)	5.67%	13.53%	8.53%	8.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares and Class R shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Montag & Caldwell, LLC (“Montag & Caldwell”) serves as the subadviser to the Fund.

Mr. Ronald E. Canakaris, CFA, CIC, Chairman and Chief Investment Officer of Montag & Caldwell, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in November 1994. Mr. Andrew W. Jung, CFA, Co-Director of Research of Montag & Caldwell, has served as the Fund’s Co-Portfolio Manager since February 2015. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs) (except R Class)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50
Class R—Retirement Plans	$2,500	$50

Class R shares are only intended for use within retirement plans offered through a financial representative or a plan sponsor.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    5

ASTON/Herndon Large Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees(a)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.16%	0.91%
Fee Waiver and/or Expense Reimbursement(a),(b),(c)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a),(b),(c)	1.14%	0.89%
(a)	Expenses shown above have been restated to reflect the Fund’s management fee and contractual expense limits currently in effect and will differ from the expenses reflected in the annual report for the fiscal year ended October 31, 2015 (the “Annual Report”).
(b)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.14% of the Fund’s average daily net assets with respect to Class N shares and 0.89% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

(c)	Expenses shown above do not reflect recoupment of previously waived or reimbursed expenses of the Fund, and may differ from expenses shown in the Fund’s Annual Report.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$116	$366	$636	$1,407
Class I Shares	91	288	502	1,118

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.28%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of large-cap companies that the subadviser believes are undervalued compared to their perceived worth. The Fund invests primarily in common stocks. Value stocks tend to have prices that are low relative to their earnings, dividends, assets or other financial measures. The Fund defines a large-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 1000 Index. The composition, and thus market capitalization range, of the Russell 1000 Index changes periodically. As of December 31, 2015, the market capitalization range of the Russell 1000 Index was approximately $383 million to $606 billion.

The subadviser combines a value-oriented approach with fundamental analysis to identify companies primarily from the Russell 1000 Index that it believes have strong fundamentals and whose stocks are undervalued relative to other companies in the Index. Companies that meet minimum capitalization and quality screens are evaluated and ranked based on a number of fundamental metrics. The subadviser seeks to construct a portfolio that has the following characteristics relative to the Russell 1000 Index:

■	Higher quality
■	Higher dividend growth rates
■	Lower valuation
■	Stronger earnings growth
■	Lower volatility

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To manage risk, the subadviser seeks to limit sector and security exposure, maintain sector diversification, maintain a bias towards liquidity and adhere to a disciplined sell process.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/12	16.26%
Worst quarter:	09/11	(15.38)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Herndon Large Cap Value Fund
	1 Year	5 Year	Since Inception
Class N Shares (Inception 3/31/10):
Return Before Taxes	(6.70)%	7.11%	7.94%
Return After Taxes on Distributions	(6.90)%	6.01%	6.98%
Return After Taxes on Distributions and Sale of Fund Shares	(3.61)%	5.41%	6.14%
Class I Shares (Inception 3/2/11):
Return Before Taxes	(6.44)%	N/A	6.67%
Russell 1000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 10.71%.)	(3.83)%	11.27%	11.19%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Herndon Capital Management, LLC (“Herndon”) serves as the subadviser to the Fund.

Randell A. Cain Jr., CFA, a principal of Herndon, serves as the Portfolio Manager of the Fund. Mr. Cain has served as the Portfolio Manager since the Fund’s inception in March 2010. As the Fund’s Portfolio Manager, Mr. Cain is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    8

ASTON/Cornerstone Large Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees(a)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.19%	0.94%
Fee Waiver and/or Expense Reimbursement(a),(b)	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a),(b)	1.15%	0.90%
(a)	Expenses shown above have been restated to reflect the Fund’s management fee and contractual expense limits currently in effect and will differ from the Fund’s annual report for the fiscal year ended October 31, 2015.
(b)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.14% of the Fund’s average daily net assets with respect to Class N shares and 0.89% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$117	$374	$650	$1,440
Class I Shares	92	296	516	1,151

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.64%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large-cap companies. The subadviser seeks to identify stocks it believes are undervalued relative to such companies’ perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition.

The subadviser uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, including market, economic, political, and regulatory conditions. Factors considered may include analysis of:

■	Earnings
■	Cash flow
■	Competitive position
■	Management ability

Quantitative analysis of these and other factors may also be considered.

The Fund may invest in foreign securities (directly and through depositary receipts).

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To manage risk, the subadviser generally limits position sizes, diversifies among sectors, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	15.00%
Worst quarter:	12/08	(19.32)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Cornerstone Large Cap Value Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 1/04/93):
Return Before Taxes	(14.78)%	7.27%	4.96%	7.11%
Return After Taxes on Distributions	(15.00)%	7.08%	4.32%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares	(8.18)%	5.74%	4.03%	5.55%
Class I Shares (Inception 9/20/05):
Return Before Taxes	(14.54)%	7.57%	5.23%	5.20%
Russell 1000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 6.08%.)	(3.83)%	11.27%	6.16%	9.59%

Cornerstone Investment Partners, LLC (“Cornerstone”) became the subadviser to the Fund on July 15, 2011. Performance prior to that date reflects the performance of a previous subadviser. Performance prior to September 27, 2001 reflects the performance of a predecessor fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Cornerstone serves as the subadviser to the Fund.

Mr. John Campbell, CFA, Chief Investment Officer of Cornerstone, Mr. Rick van Nostrand, CFA, a Cornerstone portfolio manager, Mr. Cameron Clement, CFA, a Cornerstone portfolio manager, and Mr. Dean Morris, CFA, a Cornerstone portfolio manager, serve as Portfolio Managers of the Fund. Messrs. Campbell, van Nostrand, Clement and Morris have served as the Fund’s Portfolio Managers since July 2011. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Fairpointe Focused Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	1.96%	1.96%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	3.02%	2.77%
Fee Waiver and/or Expense Reimbursement(b)	(1.86)%	(1.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.16%	0.91%
(a)	Other expenses have been restated to reflect applicable organizational fees for the current fiscal year and will differ from the expenses shown in the annual report for the fiscal year ended October 31, 2015.
(b)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.15% of the Fund’s average daily net assets with respect to Class N shares and 0.90% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$118	$758	$1,423	$3,205
Class I Shares	93	682	1,299	2,963

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from December 23, 2014, when the Fund commenced investment operations, through the Fund’s fiscal year end on October 31, 2015, the Fund’s portfolio turnover rate was 0.91%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that the subadviser believes to be trading at a significant discount to intrinsic value. The Fund typically expects to invest in companies having a market capitalization at the time of acquisition within the capitalization range of the Russell 1000 Index, which as of December 31, 2015 was approximately $383 million to $606 billion. The subadviser selects stocks based on bottom-up fundamental analysis.

Important investment criteria include:

■	Compelling valuation
■	Attractive business model
■	Experienced management

The Fund may also invest in equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through depositary receipts).

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To manage risk, the subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Prospectus  |    13

Class N Shares

Calendar Year Total Return

Best quarter:	03/15	3.43%
Worst quarter:	09/15	(14.36)%

The following table indicates how the Fund’s average annual returns for the calendar period compared to the returns of a broad based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Fairpointe Focused Equity Fund
	1 Year	Since Inception
Class N Shares (Inception 12/24/14):
Return Before Taxes	(10.97)%	(11.62)%
Return After Taxes on Distributions	(11.17)%	(11.81)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.04)%	(8.85)%
Class I Shares (Inception 12/24/14):
Return Before Taxes	(10.77)%	(11.43)%
Russell 1000 Index (Reflects no deduction for taxes, expenses or fees.)	0.92%	(0.06)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Fairpointe Capital LLC (“Fairpointe”) serves as the subadviser to the Fund.

Mr. Robert S. Burnstine, co-founder, President and portfolio manager of Fairpointe, serves as Lead Portfolio Manager of the Fund. Ms. Thyra E. Zerhusen, founder, Chief Executive Officer and Chief Investment Officer of Fairpointe serves as Co-Portfolio Manager of the Fund. Mr. Burnstine and Ms. Zerhusen have served as the Fund’s portfolio managers since the Fund’s inception in December 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Prospectus  |    14

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/River Road Dividend All Cap Value Fund

INVESTMENT OBJECTIVES

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	1.10%	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$112	$350	$606	$1,340
Class I Shares	87	271	471	1,049

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.68%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that the subadviser believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), convertible preferred stocks, and royalty income trusts.

The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while minimizing downside portfolio risk. The subadviser uses systematic and dynamic proprietary research to analyze companies based on the following critical investment criteria:

■	High, growing dividend yield
■	Financial strength
■	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Attractive business model
■	Shareholder-oriented management
■	Undiscovered, underfollowed, misunderstood companies

To manage risk, the subadviser employs a structured sell discipline and a strategy of balanced diversification.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertibles are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

Prospectus  |    16

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

PTP Risk. Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Royalty Income Trust Risk. Investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/13	13.84%
Worst quarter:	12/08	(19.54)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Dividend All Cap Value Fund
	1 Year	5 Years	10 years	Since Inception
Class N Shares (Inception 6/28/05):
Return Before Taxes	(4.80)%	9.47%	7.37%	7.41%
Return After Taxes on Distributions	(7.25)%	7.58%	6.03%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	(0.66)%	7.54%	5.94%	5.98%
Class I Shares (Inception 6/28/07):
Return Before Taxes	(4.56)%	9.73%	N/A	5.26%
Russell 3000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 3.97%.)	(4.13)%	10.98%	6.11%	6.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. Henry W. Sanders, III, CFA, Executive Vice President of River Road, serves as Lead Portfolio Manager of the Fund. Mr. Thomas S. Forsha, CFA, Co-Chief Investment Officer of River Road, and Mr. James C. Shircliff, CFA, Co-Chief Investment Officer of River Road, serve as Co-Portfolio Managers of the Fund. Mr. Shircliff and Mr. Sanders have served as Portfolio Managers of the Fund since June 2005. Mr. Forsha has served as a Portfolio Manager of the Fund since June 2007. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/River Road Dividend All Cap Value Fund II

INVESTMENT OBJECTIVES

The Fund seeks to provide long-term capital appreciation and high current income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.15%	0.90%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$117	$365	$633	$1,398
Class I Shares	92	287	498	1,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.86%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities, typically of companies with a market capitalization of at least $1 billion at the time of initial purchase. The subadviser seeks to obtain a portfolio yield that exceeds that of the Russell 3000 Value Index. The Fund invests primarily in dividend-paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), convertible preferred stocks, and royalty income trusts.

The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while minimizing downside portfolio risk. The subadviser uses systematic and dynamic proprietary research to analyze companies based on the following critical investment criteria:

■	High, growing dividend yield
■	Financial strength
■	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Attractive business model
■	Shareholder-oriented management
■	Undiscovered, underfollowed, misunderstood companies

To manage risk, the subadviser employs a structured sell discipline and a strategy of balanced diversification.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

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The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

PTP Risk. Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases include the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Royalty Income Trust Risk. Investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/13	13.03%
Worst quarter:	09/15	(6.13)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Dividend All Cap Value Fund II
	1 Year	Since Inception
Class N Shares (Inception 06/27/12):
Return Before Taxes	(5.08)%	10.63%
Return After Taxes on Distributions	(5.81)%	9.60%
Return After Taxes on Distributions and Sale of Fund Shares	(2.27)%	8.26%
Class I Shares (Inception 06/27/12):
Return Before Taxes	(4.91)%	10.90%
Russell 3000 Value Index (Reflects no deduction for taxes, expenses or fees.)	(4.13)%	14.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. Henry W. Sanders, III, CFA, Executive Vice President of River Road, serves as Lead Portfolio Manager of the Fund. Mr. Thomas S. Forsha, CFA, Co-Chief Investment Officer of River Road, and Mr. James C. Shircliff, CFA, Co-Chief Investment Officer of River Road, serve as Co-Portfolio Managers of the Fund. Mr. Sanders, Mr. Forsha, and Mr. Shircliff have served as the Fund’s Portfolio Managers since the Fund’s inception in June 2012. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Prospectus  |    22

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$100,000	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Fairpointe Mid Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	1.11%	0.86%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$113	$353	$612	$1,352
Class I Shares	88	274	477	1,061

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.75%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. The Fund defines a mid-cap company as one having a market capitalization of between $1 and $15 billion at the time of acquisition. The subadviser selects stocks based on bottom-up fundamental analysis.

Important investment criteria include:

■	Focused business franchise with ability to grow market share
■	Attractive valuation
■	Low relative leverage
■	Experienced management

The subadviser takes a long-term approach with a focus on maximizing after-tax returns.

The Fund may invest in small-cap stocks, convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may purchase put options on securities held in the Fund’s portfolio.

To manage risk, the subadviser employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

Prospectus  |    24

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Prospectus  |    25

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	28.31%
Worst quarter:	12/08	(29.83)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Fairpointe Mid Cap Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 9/19/94):
Return Before Taxes	(10.37)%	9.11%	9.45%	11.97%
Return After Taxes on Distributions	(11.62)%	7.32%	8.27%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	(4.82)%	7.25%	7.78%	10.03%
Class I Shares (Inception 7/06/04):
Return Before Taxes	(10.14)%	9.39%	9.72%	9.20%
S&P MidCap 400 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 9.21%.)	(2.18)%	10.68%	8.18%	11.71%

Fairpointe Capital LLC (“Fairpointe”) became the subadviser to the Fund on April 30, 2011. Performance prior to that date reflects the performance of previous subadvisers. However, Ms. Zerhusen has served as a portfolio manager of the Fund since May 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Fairpointe serves as the subadviser to the Fund.

Ms. Thyra E. Zerhusen, founder, Chief Executive Officer and Chief Investment Officer of Fairpointe, serves as Lead Portfolio Manager of the Fund. Ms. Marie L. Lorden, founder and portfolio manager of Fairpointe, Ms. Mary L. Pierson, founder and Co-Chief Executive Officer of Fairpointe, and Mr. Brian M. Washkowiak, portfolio manager of Fairpointe, serve as Co-Portfolio Managers of the Fund. Ms. Zerhusen has served as Portfolio Manager of the Fund since May 1999. Ms. Lorden and Ms. Pierson have served as Portfolio Managers of the Fund since March 2009. Mr. Washkowiak has served as Portfolio Manager of the Fund since February 2016. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

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TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Montag & Caldwell Mid Cap Growth Fund

INVESTMENT OBJECTIVES

The Fund seeks to provide long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.00%	1.00%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.11%	1.86%
Fee Waiver and/or Expense Reimbursement(a)	(0.85)%	(0.85)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(a)	1.26%	1.01%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.25% of the Fund’s average daily net assets with respect to Class N Shares and 1.00% of the Fund’s average daily net assets with respect to Class I Shares. Prior to February 28, 2017, the arrangements may be amended or terminated only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$128	$579	$1,056	$2,374
Class I Shares	103	502	927	2,110

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.12%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks, convertible preferred stocks, and convertible bonds. Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-cap companies. The Fund defines a mid-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. The composition, and thus the market capitalization range, of the Russell Midcap Growth Index changes periodically. As of December 31, 2015, the market capitalization range of the Russell Midcap Growth Index was approximately $717 million to $30 billion.

The subadviser uses a bottom-up approach to stock selection and seeks high quality, well-established mid-cap companies that:

■	Offer a compelling combination of earnings growth and attractive value
■	Sell at a discount to intrinsic value
■	Exhibit above-median near-term relative earnings strength
■	Are leading franchises and have proven management teams, strong finances and attractive long-term secular growth characteristics

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the subadviser adheres to a structured sell discipline.

Prospectus  |    28

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when growth stocks underperform.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, limited financial resources and a limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Prospectus  |    29

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	15.63%
Worst quarter:	12/08	(31.59)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Montag & Caldwell Mid Cap Growth Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/02/07):
Return Before Taxes	1.55%	9.60%	4.96%
Return After Taxes on Distributions	(1.20)%	7.80%	3.90%
Return After Taxes on Distributions and Sale of Fund Shares	3.17%	7.56%	3.90%
Class I Shares (Inception 5/14/14):
Return Before Taxes	1.83%	N/A	6.57%
Russell Midcap Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 6.12%.)	(0.20)%	11.54%	7.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for Class N. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Montag & Caldwell, LLC (“Montag & Caldwell”) serves as the subadviser to the Fund.

Mr. M. Scott Thompson, CFA, Co-Director of Research for Montag & Caldwell, serves as Lead Portfolio Manager of the Fund. Mr. Jeffery S. Wilson, CFA, a security analyst and Vice President for Montag & Caldwell, serves as Co-Portfolio Manager to the Fund. Mr. Thompson has served as the Fund’s Portfolio Manager since the Fund’s inception in November 2007. Mr. Wilson has served as the Fund’s Co-Portfolio Manager since February 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Prospectus  |    30

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    31

ASTON/River Road Select Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.52%	1.27%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$155	$480	$829	$1,813
Class I Shares	129	403	697	1,534

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.97%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small and mid-cap companies that the subadviser believes are undervalued. The Fund considers companies with market capitalizations below $10 billion at the time of acquisition to be small- and mid-cap. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $10 billion at the time of acquisition, real estate investment trusts (“REITs”), convertible preferred stocks, and foreign securities (directly and through depositary receipts).

The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while minimizing downside portfolio risk. The subadviser uses systematic and dynamic proprietary research to analyze companies based on the following critical investment criteria:

■	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Attractive business model
■	Shareholder-oriented management
■	Financial strength
■	Undiscovered, underfollowed or misunderstood companies

To manage risk, the subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

Prospectus  |    32

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	12/11	14.59%
Worst quarter:	12/08	(22.40)%

Prospectus  |    33

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Select Value Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 3/29/07):
Return Before Taxes	(2.76)%	7.40%	4.01%
Return After Taxes on Distributions	(6.24)%	3.96%	2.07%
Return After Taxes on Distributions and Sale of Fund Shares	1.34%	5.87%	3.19%
Class I Shares (Inception 6/28/07):
Return Before Taxes	(2.70)%	7.66%	3.77%
Russell 2500 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 4.60%.)	(5.49)%	9.23%	4.89%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 3.42%.)	(7.47)%	7.67%	3.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. James C. Shircliff, CFA, Co-Chief Investment Officer of River Road, Mr. R. Andrew Beck, CEO and President of River Road, and Mr. J. Justin Akin, a River Road portfolio manager, serve as Portfolio Managers of the Fund. Mr. Shircliff and Mr. Beck have served as Portfolio Managers of the Fund since March 2007. Mr. Akin has served as a Portfolio Manager of the Fund since March 2012. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    34

ASTON/River Road Small Cap Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.39%	1.14%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$142	$440	$761	$1,669
Class I Shares	116	362	628	1,386

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.94%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the subadviser believes are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund considers companies with market capitalizations below $3 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, which the Fund considers to be companies with market capitalizations between $3 billion and $10 billion at the time of acquisition. In addition, the Fund may invest in real estate investment trusts (“REITs”), convertible preferred stocks, convertible bonds, investment companies (such as exchange-traded funds (“ETFs”) and closed-end funds) and foreign securities (directly and through depositary receipts).

The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while minimizing downside portfolio risk. The subadviser uses systematic and dynamic proprietary research to analyze companies based on the following critical investment criteria:

■	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Attractive business model
■	Shareholder-oriented management
■	Financial strength
■	Undiscovered, underfollowed or misunderstood companies

To manage risk, the subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed

Prospectus  |    35

income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertibles are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

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Class N Shares

Calendar Year Total Return

Best quarter:	06/09	16.81%
Worst quarter:	12/08	(22.89)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Small Cap Value Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 6/28/05):
Return Before Taxes	(1.34)%	7.31%	5.82%	6.41%
Return After Taxes on Distributions	(2.76)%	4.87%	4.46%	5.11%
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	5.63%	4.58%	5.09%
Class I Shares (Inception 12/13/06):
Return Before Taxes	(1.08)%	7.58%	N/A	3.79%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 3.79%.)	(7.47)%	7.67%	5.57%	5.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. James C. Shircliff, CFA, Co-Chief Investment Officer of River Road, Mr. R. Andrew Beck, CEO and President of River Road, and Mr. J. Justin Akin, a River Road portfolio manager, serve as the Fund’s Portfolio Managers. Mr. Shircliff and Mr. Beck have served as Portfolio Managers of the Fund since June 2005. Mr. Akin has served as a Portfolio Manager of the Fund since March 2012. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/River Road Independent Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.48%	1.23%
Fee Waiver and/or Expense Reimbursement(a)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.46%	1.21%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.42% of the Fund’s average daily net assets with respect to Class N Shares and 1.17% of the Fund’s average daily net assets with respect to Class I Shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangements may be amended or terminated only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$149	$466	$806	$1,767
Class I Shares	123	388	674	1,487

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.40%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks and other equity securities that the subadviser believes are undervalued. Under normal circumstances, the Fund typically invests in companies with market capitalizations between $100 million and $5 billion at the time of acquisition. The Fund’s equity investments consist primarily of common stock but may also include other types of equity such as preferred stock, convertible preferred stocks, convertible bonds, foreign securities, and real estate investment trusts (“REITs”). Cash is a residual of the investment process. When the subadviser is unable to find investment opportunities that meet the Fund’s criteria, the Fund will not be fully invested and may hold a portion of its assets in cash and cash equivalents for sustained periods. The portion of the Fund’s portfolio represented by cash and cash equivalents may be significant, ranging up to substantially all of the Fund’s portfolio. The subadviser employs a value driven, bottom-up fundamental approach that seeks to identify companies with certain characteristics including:

■	Priced at a discount to assessed value
■	Considered high quality by the portfolio manager
■	Strong balance sheet or consistent free cash flow
■	Valuation confidence

The subadviser generally emphasizes a high quality portfolio and seeks absolute return while minimizing downside portfolio risk. As a result, the Fund’s performance may vary significantly from its benchmark index. To manage risk, the subadviser adheres to a structured sell discipline.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

High Cash Balance Risk. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing will be reduced, and the Fund’s performance will be adversely affected. When the Fund has a significant cash balance, it may not achieve its investment objective.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

Prospectus  |    40

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/11	7.22%
Worst quarter:	09/11	(7.45)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Independent Value Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 12/31/10):
Return Before Taxes	(4.09)%	3.18%	3.12%
Return After Taxes on Distributions	(4.09)%	2.06%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	(2.32)%	2.16%	2.11%
Class I Shares (Inception 6/1/2011):
Return Before Taxes	(3.86)%	N/A	1.68%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 6.94%.)	(7.47)%	7.67%	7.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. Eric Cinnamond, CFA, Vice President of River Road and portfolio manager of River Road’s Independent Value Strategy, has served as the Fund’s Portfolio Manager since the Fund’s inception in December 2010. As the Fund’s Portfolio Manager, Mr. Cinnamond is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

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TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus  |    42

ASTON/LMCG Small Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver and/or Expense Reimbursement(a)	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.36%	1.11%
(a)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.35% of the Fund’s average daily net assets with respect to Class N shares and 1.10% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$138	$469	$822	$1,819
Class I Shares	113	391	690	1,541

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.46%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund defines a small-cap company as one with a market capitalization below $5 billion at the time of acquisition. The subadviser seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The subadviser utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to confirm that the growth is durable and sustainable, as well as to conduct due diligence on the key drivers of each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.

The Fund may also invest in initial public offerings (“IPOs”), real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), foreign securities through depositary receipts, and mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.

To manage risk, the subadviser limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.

The subadviser’s investment process may result in higher portfolio turnover.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Exchange-Traded Fund Risk. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those funds invest. Investments in ETFs are subject to the additional risk that their shares may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs. Additionally, trading of ETF shares may be halted or delisted by the listing exchange. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Exchange-Traded Note Risk. The returns of ETNs are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risks that may affect the value of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference indices. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when growth stocks underperform.

Initial Public Offering (IPO) Risk. The prices of securities issued in IPOs are often subject to greater volatility than the stock market overall due to factors such as the absence of a prior public market, a limited number of securities available for trading and limited information about the issuer. Participation in IPOs may be limited, and there can be no assurance that the Fund will be able to purchase shares issued in an IPO in the amount desired or at all. In addition, IPO companies typically have limited operating histories and may not be profitable. Accordingly, an investment in IPO securities is subject to many of the same risks as an investment in small-cap companies. As the Fund grows in size, IPOs may have a lesser impact on performance.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

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Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/12	16.15%
Worst quarter:	09/11	(27.36)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/LMCG Small Cap Growth Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/03/10):
Return Before Taxes	(1.51)%	10.61%	12.40%
Return After Taxes on Distributions	(1.51)%	8.69%	10.51%
Return After Taxes on Distributions and Sale of Fund Shares	(0.85)%	7.63%	9.13%
Class I Shares (Inception 6/1/11):
Return Before Taxes	(1.29)%	N/A	9.10%
Russell 2000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 9.18%.)	(1.38)%	10.67%	12.55%

As of February 17, 2012, LMCG Investments, LLC, (“LMCG”) (formerly, Lee Munder Capital Group, LLC) became the subadviser to the Fund. Performance prior to that date reflects the performance of a previous subadviser. However, Mr. Morey has served as the Fund’s Portfolio Manager since the Fund’s inception.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. LMCG serves as the subadviser to the Fund.

Mr. Andrew Morey, CFA, lead portfolio manager for LMCG’s small and small/mid-cap investment strategies, has served as the Fund’s Portfolio Manager since the Fund’s inception in November 2010. As the Fund’s Portfolio Manager, Mr. Morey is primarily responsible for the day-to-day management of the Fund.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Silvercrest Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.47%	1.22%
Fee Waiver and Expense Reimbursement(a)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement(a)	1.40%	1.15%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$143	$458	$796	$1,751
Class I Shares	117	380	664	1,471

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.02%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund considers companies with market capitalizations below $3 billion at the time of acquisition to be small-cap. The subadviser invests in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the subadviser, one or more of the following attributes:

■	Business that results in relatively consistent longer-term earnings and cash flow growth
■	Franchise/asset value that may make the company attractive to potential acquirers
■	Cyclically depressed earnings and/or cash flow that has potential for improvement
■	A catalyst that will promote recognition of the company’s undervalued status

The Fund may also invest in securities of companies outside the small-cap range, preferred stock, convertible preferred stocks, convertible bonds and real estate investment trusts (“REITs”). The subadviser employs a strategy of diversification, and adheres to a structured sell discipline.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/13	12.39%
Worst quarter:	09/15	(8.27)%

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The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Silvercrest Small Cap Fund
	1 Year	Since Inception
Class N Shares (Inception 12/27/11):
Return Before Taxes	(3.30)%	11.75%
Return After Taxes on Distributions	(4.22)%	11.01%
Return After Taxes on Distributions and Sale of Fund Shares	(1.10)%	9.23%
Class I Shares (Inception 12/27/11):
Return Before Taxes	(3.03)%	12.05%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees.)	(7.47)%	10.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Silvercrest Asset Management Group LLC (“Silvercrest”) serves as the subadviser to the Fund.

Mr. Roger W. Vogel, CFA, a Managing Director of Silvercrest and lead portfolio manager of Silvercrest’s small-cap investment strategy, has served as the Fund’s Portfolio Manager since the Fund’s inception in December 2011. As the Fund’s Portfolio Manager, Mr. Vogel is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/DoubleLine Core Plus Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.08%	0.83%
Fee Waiver and Expense Reimbursement(a)	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement(a)	0.97%	0.72%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 0.94% of the Fund’s average daily net assets with respect to Class N shares and 0.69% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$99	$333	$585	$1,307
Class I Shares	74	254	450	1,015

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.42%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; fixed income securities issued by corporations and governments in foreign countries including emerging markets; Rule 144A securities (securities issued pursuant to Rule 144A under the Securities Act of 1933); securities issued by municipalities; and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in fixed income securities of any credit quality and may invest without limit in below investment grade securities (commonly known as “junk bonds”). The subadviser allocates below investment grade securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer. Below investment grade securities are instruments that are rated BB+ or lower by Standard & Poor’s Rating Services, rated Ba1 or lower by Moody’s Investors Service, Inc., or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”), or if unrated, of comparable quality in the opinion of the subadviser. The Fund may invest up to 10% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the subadviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values.

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The Fund may also invest in inverse floaters, interest-only and principal-only securities. In addition, the Fund may invest in senior bank loans and assignments, currently through other investment companies (including exchange-traded funds (“ETFs”), open-end funds and closed-end funds) advised by DoubleLine® Capital LP (“DoubleLine”), the Fund’s subadviser.

The subadviser actively manages the portfolio’s asset class exposure using a top-down approach based on analysis of sector fundamentals. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage- and asset-backed. The subadviser will rotate portfolio assets among sectors in various markets to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach.

The subadviser uses a controlled risk approach which includes consideration of:

■	Security selection within a given asset class
■	Relative performance of the various market sectors and asset classes
■	The shape of the yield curve
■	Fluctuations in the overall level of interest rates

The subadviser also monitors the duration of the securities held by the Fund to seek to mitigate exposure to interest rate risk. Under normal circumstances, the subadviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund’s portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund’s portfolio will meet its target.

Portfolio securities may be sold at any time. Sales may occur when the subadviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the subadviser’s sell target.

The subadviser’s investment process may result in higher portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Affiliated Fund Risk. The subadviser is subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the subadviser, and the subadviser may have an economic or other incentive to make or retain an investment in an affiliated fund in lieu of other investments that may also be appropriate for the Fund.

Asset-Backed and Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to the risk of prepayment. This is more likely to occur when interest rates decline because many borrowers refinance mortgages and other loans to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. During periods of financial stress the markets for asset-backed and mortgage-backed securities may experience significantly lower valuations and reduced liquidity.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. The Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

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Emerging Market Securities Risk. In addition to general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets making, investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

Inverse Floating Rate Securities Risk. Inverse floating rate securities (“inverse floaters”) are derivative debt instruments that pay interest at rates that generally vary inversely with specified short-term interest rates, meaning the interest payment received on inverse floaters generally will decrease when short-term interest rates increase. An investment in inverse floaters involves risks that are distinct from those presented by an investment in other debt securities. Inverse floaters are derivatives that involve leverage. Accordingly, an inverse floater will typically experience greater price volatility than a fixed-rate obligation of similar credit quality, which could magnify the Fund’s gains or losses. The markets for inverse floaters may be less developed and have less liquidity than the markets of more traditional fixed income securities. Inverse floaters have greater interest rate risk and a higher degree of volatility than more traditional fixed income securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Municipal Securities Risk. Municipal securities are subject to risks based on many factors, including changes or proposed changes in the federal and state tax structure, regional economic and regulatory developments, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

Policy Risk. In response to the global financial crisis of 2007 to 2009 and continued economic weakness in many parts of the world, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity. Many of these efforts remain in place. The withdrawal of this support, including an

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increase in interest rates in the United States or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.

Rule 144A Securities Risk. Rule 144A securities are restricted securities that can be purchased only by qualified institutional buyers, as defined under the Securities Act of 1933, as amended. Investing in Rule 144A securities may reduce the liquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Senior Loans Risk. Senior loans are typically not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. An economic downturn generally leads to a higher delinquency rate, and a senior loan may lose significant value before a default occurs. In addition, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. There can be no assurance that liquidation of such collateral would satisfy in full the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of a fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2007 to 2009, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/12	3.06%
Worst quarter:	06/13	(3.06)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/DoubleLine Core Plus Fixed Income Fund
	1 Year	Since Inception
Class N Shares (Inception 7/18/11):
Return Before Taxes	(0.06)%	4.65%
Return After Taxes on Distributions	(1.58)%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	(0.02)%	2.94%
Class I Shares (Inception 7/18/11):
Return Before Taxes	0.18%	4.91%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees.)	0.55%	2.80%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. DoubleLine serves as the subadviser to the Fund.

Mr. Jeffrey E. Gundlach, founder and Chief Executive Officer of DoubleLine and lead portfolio manager of DoubleLine’s Core Plus Fixed Income investment strategy, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in July 2011. Mr. Philip A. Barach, President of DoubleLine, Ms. Bonnie Baha, CFA, a DoubleLine portfolio manager, and Ms. Luz M. Padilla, a DoubleLine portfolio manager, have served as Portfolio Managers of the Fund since its inception in July 2011. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$100,000	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/TCH Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.19%	0.94%
Fee Waiver and Expense Reimbursement(a)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement(a)	0.95%	0.70%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 0.94% of the Fund’s average daily net assets with respect to Class N shares and 0.69% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$97	$354	$631	$1,422
Class I Shares	72	276	497	1,133

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.51%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term, investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The subadviser selects securities based on various methods of quantitative and fundamental analysis and research.

The subadviser seeks to maintain an average weighted portfolio maturity of three to ten years. The subadviser emphasizes investment-grade fixed income securities bearing fixed or variable interest rates, but the Fund may invest in fixed income securities of any credit quality and may invest without limit in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes, to manage portfolio duration or to seek total return. Derivatives are expected to consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives may be used to hedge interest rate risk and credit risk. Derivatives also may be used to seek exposure to asset classes in which the Fund is authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the Fund may not invest in directly. The net notional (or market exposure) of derivatives instruments will not exceed the assets of the Fund.

The Fund may invest in foreign securities.

The subadviser manages risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Asset-Backed and Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to the risk of prepayment. This is more likely to occur when interest rates decline because many borrowers refinance mortgages and other loans to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. During periods of financial stress the markets for asset-backed and mortgage-backed securities may experience significantly lower valuations and reduced liquidity.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. The Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general.

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The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Policy Risk. In response to the global financial crisis of 2007 to 2009 and continued economic weakness in many parts of the world, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity. Many of these efforts remain in place. The withdrawal of this support, including an increase in interest rates in the United States or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2007 to 2009, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	7.86%
Worst quarter:	09/08	(4.95)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/TCH Fixed Income Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/13/93):
Return Before Taxes	(3.64)%	3.49%	5.01%	5.37%
Return After Taxes on Distributions	(4.93)%	1.89%	3.26%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	(2.04)%	2.04%	3.20%	3.31%
Class I Shares (Inception 7/31/00):
Return Before Taxes	(3.40)%	3.71%	5.23%	5.43%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 5.25%.)	0.55%	3.25%	4.51%	5.50%

Taplin, Canida & Habacht, LLC (“TCH”) became the subadviser on December 1, 2006. Performance prior to that date reflects the performance of a previous subadviser.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. TCH serves as the subadviser to the Fund.

Mr. Alan M. Habacht, a principal of TCH, Mr. William J. Canida, CFA, a principal of TCH, Mr. Scott M. Kimball, CFA, a portfolio manager at TCH, Ms. Daniela M. Mardarovici, CFA, a portfolio manager at TCH, Ms. Janelle E. Woodward, CFA, President and portfolio manager at TCH, and Mr. Frank J. Reda, Director of Trading and portfolio manager of TCH, serve as Co-Portfolio Managers of the Fund. Mr. Habacht and Mr. Canida have served as Portfolio Managers of the Fund since December 2006. Mr. Kimball has served as a Portfolio Manager of the Fund since February 2013. Ms. Mardarovici has served as a Portfolio Manager of the Fund since February 2015. Ms. Woodward and Mr. Reda have served as Portfolio Managers of the Fund since January 2016. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50
TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Lake Partners LASSO Alternatives Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return with reduced correlation to the conventional stock and bond markets.

FEES AND EXPENSES

The table below describes the fee and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses
Dividend and Interest Expense on Short Sales(a)	0.48%	0.48%
Other Acquired Fund Fees and Expenses	1.30%	1.30%
Total Acquired Fund Fees and Expenses	1.78%	1.78%
Total Annual Fund Operating Expenses	3.21%	2.96%
Fee Waiver and/or Expense Reimbursement(b)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	3.18%	2.93%
(a)	Estimated dividend and interest expense on short sales in underlying funds that engage in short selling, based on publicly available information.
(b)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017 the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$321	$986	$1,676	$3,510
Class I Shares	296	913	1,555	3,278

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio) except that it generally does not incur transaction costs when it buys mutual fund shares. Underlying funds will also incur these costs. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72.73%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is structured as a fund-of-funds. Under normal circumstances, the Fund pursues its investment objective by investing primarily in a managed portfolio of other open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that use alternative or hedging strategies (“Alternative Mutual Funds”). The Fund may also invest in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), as well as exchange-traded notes (“ETNs”), which provide exposure to hedging or alternative investment strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in Alternative Mutual Funds and other investments with exposure to hedging or alternative investment strategies. The Fund’s strategy is implemented by the subadviser using its proprietary LASSO® Long and Short Strategic Opportunities® strategy. The LASSO strategy is intended to produce long-term total returns with less volatility than the overall stock market and reduced correlation to conventional asset classes, across a variety of market climates.

Hedging strategies used by underlying funds to mitigate risk include the use of short selling, options, futures, derivatives or similar instruments. Alternative investment strategies include: long/short equity; long/short credit and fixed income; market neutral and arbitrage strategies; global macro strategies; commodities or commodity-linked investments; currencies; leverage; derivatives for hedging and return purposes; illiquid, private placement or distressed

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securities; and other investments and investment techniques that are expected to have reduced correlation with major market indices. The Fund generally seeks to maintain net equity exposure ranging from 20% to 50% of assets.

The subadviser employs a top down and bottom up approach to underlying fund selection. Top down analysis includes an assessment of economic trends and market opportunities and an evaluation of strategy dynamics and risks. The bottom up portion of the investment process involves both qualitative and quantitative analysis. In selecting underlying funds, the subadviser considers certain criteria, including consistency of performance, on both an absolute and relative basis; changes in volatility and correlations over time; the investment style of an underlying fund including investment process and portfolio characteristics; and the character of underlying fund management and personnel as well as transparency with investors and sound organizational structure. To manage risk, the subadviser monitors volatility and net equity exposure, maintains a diversified portfolio, utilizes a dynamic and flexible allocation process across changing investment environments, and applies judgment to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund. The risks discussed below for the underlying funds expose the Fund to the same risks.

Aggressive Investment Technique Risk. Investing in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts; options on futures contracts, securities and indices; forward contracts; swap agreements and similar instruments, exposes the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

CFTC Regulation Risk. The Fund currently operates in compliance with the exclusion from regulation as a “commodity pool” under the Commodity Exchange Act, as amended (the “CEA”), provided by Commodity Futures Trading Commission (“CFTC”) Rule 4.5. This exclusion significantly limits the use of commodity instruments for purposes other than bona fide hedging purposes. The application of amended Rule 4.5 to “funds-of-funds” remains unclear. If the Fund were no longer able to claim the exclusion provided by Rule 4.5, the Fund would be required to register with the CFTC as a “commodity pool” and would become subject to regulation under the CEA, which could increase the Fund’s expenses, adversely affecting investment returns.

Commodity Risk. Investing in underlying funds that invest long or short in commodities markets and commodity-linked instruments, such as ETNs, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, precious and industrial metals, agricultural products, livestock and minerals. Underlying funds may buy certain commodities directly or may invest in commodity-linked instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in underlying funds that invest in commodities markets and its ability to invest in commodity-linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies. The Fund’s ability to invest in underlying funds that invest in the commodities markets may also be limited by CEA rules.

Convertible Securities Risk. Underlying funds may invest in convertible securities. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the underlying funds. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying funds use derivative instruments to seek credit exposure to underlying issuers, the underlying funds are subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying funds invest in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, the underlying funds are subject to the credit risks of the underlying assets that collateralize the instrument. During periods of instability in the credit markets, delinquencies and credit losses on certain asset-backed and mortgage-backed securities have historically increased.

Currency Risk. The securities held by an underlying fund may be denominated in currencies other than the U.S. dollar, and as a result, may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a security denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk. Underlying funds may engage in derivatives transactions. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that an underlying fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the underlying fund to the effects of leverage, which could increase the underlying fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the underlying fund. The use of derivatives by an underlying fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable

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price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the underlying fund.

Exchange-Traded Note Risk. The returns of ETNs are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risks that may affect the value of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference indices. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses.

Fixed Income Risk. Investing in underlying funds that invest long or short in fixed income securities subjects the Fund to additional risks, which include credit risk, interest rate risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Investing in underlying funds that invest long or short in securities of foreign issuers involves risks in addition to those typically associated with U.S. investments, including settlement risks, currency fluctuation, foreign tax risks, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, as well as settlement and custody risks.

Fund-of-Funds Structure Risk. Your cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds because you will bear your proportionate share of both the Fund’s expenses and the expenses of the underlying funds. In addition, costs may be higher than mutual funds that invest directly in stocks and bonds. Furthermore, the Fund may be prevented from fully allocating assets to an underlying fund due to regulatory limitations which may impact a fund-of-funds.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Leveraged ETF Risk. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Liquidity Risk. Underlying funds may hold less liquid securities, including private placements, Rule 144A securities and thinly traded securities. When there is no willing buyer and a security cannot be readily sold at the desired time or price, an underlying fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the underlying fund’s desired price or at all, can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular underlying fund’s share price. An underlying fund may decline in value even when the values of stocks or bonds in general are rising. Overall financial market risks affect the value of the underlying funds and thus the share price of the Fund. Factors such as domestic, economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversified Risk. An underlying fund that is non-diversified may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Short Sales Risk. The underlying funds may sell securities short. Short sales involve the risk that an underlying fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the lender of the security. Because a loss incurred by an underlying fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the fund would have to close out its short position at an unfavorable price. If underlying funds take both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, an underlying fund’s potential losses could exceed those of mutual funds that hold only long positions.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class I shares of the Fund has varied from year to year over the periods shown. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class I Shares

Calendar Year Total Return

Best quarter:	09/10	5.38%
Worst quarter:	09/11	(7.25)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Lake Partners LASSO Alternatives Fund
	1 Year	5 Years	Since Inception
Class I Shares (Inception 4/01/09):
Return Before Taxes	(3.57)%	2.45%	5.24%
Return After Taxes on Distributions	(5.08)%	1.67%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares	(0.78)%	1.83%	4.03%
Class N Shares (Inception 3/03/10):
Return Before Taxes	(3.81)%	2.19%	3.15%
HFRX Equity Hedge Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N shares, since inception, is 0.34%).	(2.33)%	(1.36)%	1.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares. After-tax returns for Class N will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Lake Partners, Inc. (“Lake Partners”) serves as the subadviser to the Fund.

Mr. Frederick C. Lake, Co-Chairman and Treasurer of Lake Partners, and Mr. Ronald A. Lake, Co-Chairman and President of Lake Partners, have served as Co-Portfolio Managers of the Fund since the Fund’s inception in April 2009. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$100,000	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Anchor Capital Enhanced Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of a high level of current income and capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	1.19%	0.94%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$121	$378	$654	$1,443
Class I Shares	96	300	520	1,155

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.30%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in a diversified portfolio of large-cap and mid-cap equity securities traded in U.S. markets and by writing call options on a substantial portion of the Fund’s long equity holdings (“Covered Call Options”). The subadviser focuses on companies with regular quarterly dividends and market capitalizations of $4 billion or more at the time of acquisition. The Fund places primary emphasis on the generation of income. Option premiums and dividend income are expected to constitute a significant portion of total return. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.

Equity Selection

The subadviser selects equity securities using a bottom-up investment approach focusing on the fundamentals of each company, emphasizing a company’s current dividend yield, free cash flow and stability. The Fund may invest in equity securities of foreign issuers that are traded in U.S. markets.

Covered Call Strategy

On an ongoing and consistent basis, the subadviser intends to write (sell) individual Covered Call Options as a means of enhancing return. Call options are contracts that give the purchaser of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes Covered Call Options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security. The Fund will generally buy back call options that reach the exercise price, in lieu of allowing them to be exercised, and write a new option at a higher exercise price.

In addition to writing Covered Call Options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The subadviser currently intends to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

The subadviser seeks to actively manage risk and adheres to a structured sell discipline.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Covered Call Strategy Risk. The Fund’s Covered Call Options strategy involves certain risks. These risks include:

■

By selling Covered Call Options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the Covered Call Option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

■

A liquid market may not exist for the Covered Call Options written by the Fund. If the Fund is not able to close out a Covered Call Option transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

■

The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the Covered Call Options, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

If the Fund generates premiums from its writing Covered Call Options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain, are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a Covered Call Option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the Covered Call Option, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of Covered Call Options. The Fund is not designed for investors seeking a tax-efficient investment.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, limited financial resources and a limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may

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help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	18.93%
Worst quarter:	03/09	(7.13)%

The following table indicates how the Fund’s average annual return for different calendar periods compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Anchor Capital Enhanced Equity Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 1/15/08):
Return Before Taxes	(7.84)%	3.34%	3.19%
Return After Taxes on Distributions	(8.75)%	1.78%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	(4.35)%	2.06%	1.89%
Class I Shares (Inception 3/03/10):
Return Before Taxes	(7.60)%	3.60%	4.55%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 13.25%.)	1.39%	12.55%	7.36%
Lipper Alternative Long/Short Equity Funds Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 3.94%.)	(2.81)%	3.13%	(0.03)%

As of June 30, 2012, the Fund changed its name from ASTON/M.D. Sass Enhanced Equity Fund to ASTON/Anchor Capital Enhanced Equity Fund and Anchor Capital Advisors LLC (“Anchor Capital”) became the subadviser. Performance prior to that date reflects the performance of previous subadvisers. However, Mr. Altman has served as a Portfolio Manager since the Fund’s inception in January 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Anchor Capital serves as the subadviser to the Fund.

Mr. Ronald L. Altman, Senior Vice President and Senior Portfolio Manager of Anchor Capital, serves as the Lead Portfolio Manager of the Fund. Mr. David J. Watson, Senior Vice President at Anchor Capital, and Mr. Adam D. Neves, Assistant Vice President at Anchor Capital, serve as Co-Portfolio Managers of the Fund. Mr. Altman has served as the Fund’s Portfolio Manager since the Fund’s inception in January 2008. Mr. Watson and Mr. Neves have served as Co-Portfolio Managers of the Fund since February 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/River Road Long-Short Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide absolute return while minimizing volatility over a full market cycle.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)
Other Operating Expenses	0.25%	0.25%
Dividend and Interest Expense on Short Sales	1.19%	1.19%
Total Other Expenses(a)	1.44%	1.44%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	2.93%	2.68%
(a)	Other expenses include fees equal to 0.02% recouped by the investment adviser pursuant to an expense reimbursement agreement. The expense reimbursement agreement provides that for a period of up to three years from the fiscal year during which management fees were waived or operating expenses are reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, remain at or below the operating expense limit applicable to each class during the Recovery Period. In addition, other expenses include dividends or interest on short sales of securities, which are paid to the lender of the security, and stock loan fees, which are paid to the prime broker.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same as shown above, including the recoupment for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$296	$907	$1,543	$3,252
Class I Shares	271	832	1,420	3,012

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 278.88%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by taking long and short positions in equity securities. The Fund’s subadviser believes that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk. The allocation between long and short positions is a result of the fundamental investment process. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s long and short equity investments consist primarily of domestic common stock and real estate investment trusts (“REITs”) but may also include other types of equity securities such as foreign stock, preferred stock, convertible preferred stocks, publicly traded partnerships (“PTPs”) and convertible bonds. The Fund may use instruments such as exchange-traded funds (“ETFs”), options, futures and other index-based investments to manage its exposure between long and short positions. The use of derivative instruments, if any, is expected to consist primarily of put and call options on securities and securities indices. Cash is a residual of the investment process. When the subadviser is unable to find investment opportunities that meet the Fund’s criteria, the Fund’s cash balances may increase. The Fund is classified as non-diversified.

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The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while minimizing downside portfolio risk. When the Fund takes a long position, it purchases a stock outright. The Fund takes long positions in securities that the subadviser believes will rise in value. For long positions, the subadviser seeks to identify companies it believes have certain characteristics including:

■	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Attractive business model
■	Shareholder-oriented management
■	Financial strength
■	Undiscovered, under-followed, misunderstood

The Fund takes short positions in securities that the subadviser believes will go down in value. For short positions, the subadviser seeks to identify companies it believes have certain characteristics including:

■	Security price that is at a premium to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
■	Challenged business model
■	Financial weakness
■	Poor shareholder-orientation
■	Low price and earnings momentum

When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.

The Fund’s net market exposure will fluctuate with market opportunities but will generally be between 10% and 90%. To manage risk the subadviser may use controls and techniques to systemically reduce market exposure upon the occurrence of certain trigger events.

The subadviser’s investment process generally results in higher portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through investment in ETFs or derivative instruments.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of convertible securities is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Exchange-Traded Fund Risk. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those funds invest. Investments in ETFs are subject to the additional risk that their shares may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs. Additionally, trading of ETF shares may be halted or delisted by the listing exchange. An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Similarly, short sales of ETFs and closed-end funds are subject to the specific risks described under “Short Sale Risk.” In addition, if the Fund sells short shares of ETFs that are financially leveraged, such short sales may be expected to exhibit enhanced volatility in market price as compared to short sales of similar ETFs without a leveraged capital structure.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers and may experience increased volatility due to its concentrated investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover may negatively impact the Fund’s performance.

PTP Risk. Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases include the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Short Sales Risk. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A short squeeze drives up the price of the security sold short and makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. The Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

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Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/13	6.75%
Worst quarter:	03/14	(3.69)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/River Road Long-Short Fund
	1 Year	Since Inception
Class N Shares (Inception 5/4/11):
Return Before Taxes	0.17%	5.13%
Return After Taxes on Distributions	(0.62)%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	0.76%	3.74%
Class I Shares (Inception 3/4/13)
Return Before Taxes	0.44%	3.45%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 12.93%.)	0.48%	11.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class N shares. After tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund.

Mr. Matthew W. Moran, CFA, a portfolio manager at River Road, serves as the Fund’s Lead Portfolio Manager, and Mr. Daniel Johnson, CFA, CPA, a portfolio manager at River Road, serves as the Fund’s Co-Portfolio Manager. Mr. Moran has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in May 2011. Mr. Johnson has served as the Fund’s Co-Portfolio Manager since March 2012. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Barings International Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.86%	0.86%
Total Annual Fund Operating Expenses	2.11%	1.86%
Fee Waiver and/or Expense Reimbursement(a)	(0.71)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.40%	1.15%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$143	$592	$1,069	$2,385
Class I Shares	117	516	940	2,122

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.56%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stock and other equity securities of non-U.S. companies.

The subadviser employs a growth at a reasonable price (“GARP”) strategy. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The investment process combines bottom-up and top-down analysis. Bottom-up analysis is based on global company research that seeks to identify positive catalysts for outperformance or earnings surprise based on both growth and value factors. Top-down analysis seeks to assess the relative attractiveness of countries and sectors.

The Fund may invest in companies of all sizes and market capitalization levels. The Fund invests primarily in companies in Europe, Australasia and the Far East (“EAFE”) and emerging markets. Under normal conditions, the Fund will invest in issuers from at least five countries excluding the United States and may result in the Fund holding a substantial amount of assets in a single country or geographic region.

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PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Securities Risk. In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

FUND PERFORMANCE

The bar chart shows how the performance of the Class I shares of the Fund has varied from year to year over the periods shown. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

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Class I Shares

Calendar Year Total Return

Best quarter:	06/09	20.89%
Worst quarter:	09/08	(22.66)%

The following table indicates how the Fund’s average annual returns of Class I shares for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Barings International Fund
	1 Year	5 Years	Since Inception
Class I Shares (Inception 11/02/07):
Return Before Taxes	4.42%	2.84%	(1.93)%
Return After Taxes on Distributions	3.78%	1.26%	(2.91)%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	2.15%	(1.46)%
Class N Shares (Inception 3/03/10):
Return Before Taxes	3.95%	2.57%	4.46%
MSCI EAFE Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N shares, since inception, is 5.11%)	(0.81)%	3.60%	(0.96)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares. After-tax returns for Class N shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Baring International Investment Limited (“Barings”) serves as the subadviser to the Fund.

Mr. David Bertocchi, CFA, International & World Equity Investment Manager of Barings, serves as the Portfolio Manager of the Fund. Mr. Bertocchi has served as the Portfolio Manager of the Fund since April 2008. As the Fund’s Portfolio Manager, Mr. Bertocchi is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Guardian Capital Global Dividend Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	2.50%	2.50%
Total Annual Fund Operating Expenses	3.55%	3.30%
Fee Waiver and/or Expense Reimbursement(b)	(2.25)%	(2.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.30%	1.05%
(a)	Other expenses have been restated to exclude organizational fees from the prior fiscal year and will differ from the expenses shown in the annual report for the fiscal year ended October 31, 2015.
(b)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.30% of the Fund’s average daily net assets with respect to Class N shares and 1.05% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$132	$879	$1,648	$3,670
Class I Shares	107	805	1,527	3,441

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.46%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a diversified portfolio of dividend-paying equity securities of both U.S. and non-U.S. companies. In selecting securities for the Fund, the subadviser primarily relies on bottom-up analysis and seeks to identify companies that it believes have the potential for growth of income and capital appreciation over time, with a particular emphasis on companies that the subadviser believes have the ability to grow earnings and a willingness to increase dividends. The subadviser believes that focusing on dividend-paying equity securities may tend to stabilize the volatility inherent in equity securities. The Fund may invest in companies of all sizes, but the investment process is expected to result in a bias towards larger capitalization companies. Under normal conditions, the Fund invests at least 40% of its assets in equity securities of non-U.S. companies. The Fund will invest in at least three countries other than the United States, which may result in the Fund holding a substantial amount of assets in a single country or geographic region.

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The Fund’s portfolio will generally be diversified across at least seven of the global sectors of the Morgan Stanley Capital International (MSCI) World Index. The Fund may invest in securities of companies that are listed, or whose principal business activities are located, in emerging market countries. The Fund may purchase or sell foreign currencies to hedge against changes in the value of the U.S. dollar or to help protect the value of foreign securities that it purchases. The Fund may invest in real estate investment trusts (“REITs”) and royalty income trusts.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Securities Risk. In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Investment Style Risk. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, returns from dividend-paying, larger capitalization stocks may underperform funds that emphasize other types of securities. Large-cap stocks tend to go through cycles of doing better or worse than other segments of the stock market or the stock market in general. These cycles may last as long as several years.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Royalty Income Trust Risk. Investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

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Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	12/15	4.75%
Worst quarter:	09/15	(5.71)%

The following table indicates how the Fund’s average annual returns for the calendar period compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/ Guardian Capital Global Dividend Fund
	1 Year	Since Inception
Class N Shares (Inception 4/14/14):
Return Before Taxes	(1.37)%	2.47%
Return After Taxes on Distributions	(1.85)%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)%	1.89%
Class I Shares (Inception 4/14/14):
Return Before Taxes	(1.22)%	2.67%
MSCI World Index (Reflects no deduction for taxes, expenses or fees.)	(0.87)%	2.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Guardian Capital LP (“Guardian”) serves as the subadviser to the Fund.

Mr. Srikanth Iyer, Managing Director and Head of Systematic Strategies for Guardian, has served as a Portfolio Manager of the Fund since the Fund’s inception in April 2014. Ms. Fiona Wilson, Portfolio Manager for Guardian’s Systematic Strategies Team, has served as a Portfolio Manager of the Fund since the Fund’s inception in April 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/LMCG Emerging Markets Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	4.97%	4.97%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	6.31%	6.06%
Fee Waiver and/or Expense Reimbursement(a)	(4.84)%	(4.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.47%	1.22%
(a)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.43% of the Fund’s average daily net assets with respect to Class N shares and 1.18% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$150	$1,439	$2,695	$5,694
Class I Shares	124	1,369	2,587	5,522

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.35%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of emerging market companies. The Fund determines emerging market companies based on the security’s country classification assigned by Morgan Stanley Capital International (“MSCI”), an index provider. MSCI generally determines a security’s country classification by the country of incorporation of the issuing company and the primary listing of the security and categorizes certain countries as emerging markets based on a number of factors. Securities of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that track an emerging market index will be considered emerging market securities for purposes of this investment policy. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

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The Fund invests primarily in common stocks from the universe of companies in the MSCI Emerging Markets IMI Index, utilizing a proprietary, fundamentally-based, quantitative investment process of LMCG Investments, LLC (“LMCG”) (formerly, Lee Munder Capital Group, LLC), the Fund’s subadviser. The Fund also invests in ETFs, ETNs and depositary receipts to seek exposure to certain emerging markets. The Fund may also invest in preferred stocks, real estate investment trusts (“REITs”) and other investment companies. The subadviser uses a bottom-up and risk-controlled approach in seeking to identify stocks with good growth prospects and high quality of earnings through a proprietary stock selection and ranking methodology. The investment methodology evaluates three broad metrics: (i) market dynamics, (ii) value and (iii) quality. For market dynamics, stocks are ranked on earnings growth prospects and relative strength. For value, stocks are evaluated on relative value using valuation measures such as price/book, price/earnings, dividend yield and cash/price. For quality, a company’s earnings quality is assessed as well as its operating efficiency and use of capital. The methodology seeks to construct a portfolio that is balanced across these metrics.

Subject to minimum capitalization and liquidity constraints, the Fund may invest in securities of any market capitalization including small-cap and mid-cap companies. Allocation of assets to particular countries, regions and sectors is a residual of the investment process. Accordingly, the Fund may at times have a significant portion of its portfolio invested in one country, region or sector, or in a group of related countries, regions or sectors.

The Fund may invest up to 20% of assets in the United States or other developed markets.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Securities Risk. In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Exchange-Traded Note Risk. The returns of ETNs are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risks that may affect the value of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Investment Company Risk. The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

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Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Quantitative Model Risk. To the extent that the subadviser relies on its proprietary quantitative models to identify securities for investment, the Fund bears the risk that the quantitative models will not be successful in identifying securities that will help the Fund achieve its investment objective, and may cause the Fund to underperform its benchmark or its peers.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Sector Concentration Risk. The Fund may entail greater risks than investing in funds diversified across sectors. Because the Fund may at times have a significant portion of its assets in one or more related sectors, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/14	5.81%
Worst quarter:	09/15	(17.26)%

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The following table indicates how the Fund’s average annual returns for the calendar period compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/LMCG Emerging Markets Fund
	1 Year	Since Inception
Class N Shares (Inception 03/28/13):
Return Before Taxes	(19.73)%	(9.85)%
Return After Taxes on Distributions	(19.94)%	(10.11)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.99)%	(7.32)%
Class I Shares (Inception 3/28/13):
Return Before Taxes	(19.36)%	(9.52)%
MSCI Emerging Markets Index (Reflects no deduction for taxes, expenses or fees.)	(14.92)%	(6.68)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. LMCG serves as the subadviser to the Fund.

Mr. Gordon Johnson, PhD, CFA, is the lead portfolio manager of the LMCG Emerging Markets strategy, and has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in March 2013. Ms. Shannon Ericson, CFA, is a portfolio manager and analyst on the LMCG Emerging Markets strategy and has served as a Co-Portfolio Manager of the Fund since the Fund’s inception in March 2013. Mr. Vikram Srimurthy, PhD, CFA, is a portfolio manager and analyst on the LMCG Emerging Markets strategy and has served as a Co-Portfolio Manager of the Fund since the Fund’s inception in March 2013. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Pictet International Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	0.67%	0.67%
Total Annual Fund Operating Expenses	1.82%	1.57%
Fee Waiver and/or Expense Reimbursement(b)	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.40%	1.15%
(a)	Other expenses have been restated to exclude organizational fees from the prior fiscal year and will differ from the expenses shown in the annual report for the fiscal year ended October 31, 2015.
(b)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$143	$532	$946	$2,103
Class I Shares	117	455	815	1,832

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.26%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities, principally common stocks, of non-U.S. companies. The Fund emphasizes companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. Companies generally may be considered to have principal activities in a country if they are organized or headquartered in such country or their stock principally trades in markets located in such country. The Fund may invest to a more limited extent in other developed countries such as the United States or Canada. The Fund may also invest in securities of companies that are listed, or whose principal business activities are located in emerging market countries. The Fund may invest in companies of all sizes, including small- and mid-cap companies, and may invest in initial public offerings (“IPOs”).

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The subadviser seeks to build a portfolio of companies that trade below their underlying (“intrinsic”) value at the time of purchase. To identify such stocks, the investment process utilizes bottom-up fundamental analysis that focuses on future growth in cash generation and cash returns on the capital employed in the business. Because the portfolio is focused on both growth and valuation, the portfolio has Growth at a Reasonable Price (“GARP”) characteristics. The subadviser calculates an intrinsic value for candidate companies using complimentary long-term forecasting techniques, and to establish an investment thesis with clearly identified investment drivers. The subadviser builds and maintains a portfolio that seeks to combine high conviction ideas, while diversifying their underlying investment drivers. The Fund’s regional and country allocations, industry sector allocations and market capitalization ranges are a result of the bottom-up selection process, and may result in the Fund holding a substantial amount of assets in a single country or geographic region. The Fund may purchase or sell foreign currencies to hedge against changes in the value of the U.S. dollar or to help protect the value of foreign securities that it purchases. The subadviser adheres to a structured sell discipline by monitoring performance, target price levels, risk and the overall investment case of the stocks in the portfolio.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Securities Risk. In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than similar costs associated with securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Initial Public Offering (IPO) Risk. The prices of securities issued in IPOs are often subject to greater volatility than the stock market overall due to factors such as the absence of a prior public market, a limited number of securities available for trading and limited information about the issuer. Participation in IPOs may be limited, and there can be no assurance that the Fund will be able to purchase shares issued in an IPO in the amount desired or at all. In addition, IPO companies typically have limited operating histories and may not be profitable. Accordingly, an investment in IPO securities is subject to many of the same risk as an investment in small-cap companies. As the Fund grows in size, IPOs may have a lesser impact on performance.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

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Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/15	7.01%
Worst quarter:	09/15	(7.99)%

The following table indicates how the Fund’s average annual returns for the calendar period compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Pictet International Fund
	1 Year	Since Inception
Class N Shares (Inception 4/14/14):
Return Before Taxes	6.25%	(3.16)%
Return After Taxes on Distributions	5.99%	(3.38)%
Return After Taxes on Distributions and Sale of Fund Shares	3.69%	(2.42)%
Class I Shares (Inception 4/14/14):
Return Before Taxes	6.75%	(2.85)%
MSCI EAFE INDEX (Reflects no deduction for taxes, expenses or fees.)	(0.81)%	(3.13)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Pictet Asset Management Limited (“PAM”) serves as the subadviser to the Fund.

Mr. Fabio Paolini, CFA, Head of EAFE Equities at PAM, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in April 2014. Ms. Swee-Kheng Lee, Senior Investment Manager of Developed Equities at PAM, and Mr. Benjamin Beneche, CFA, Investment Manager of Developed Equities at PAM, have served as Co-Portfolio Managers of the Fund since the Fund’s inception in April 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Harrison Street Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.95%	0.95%
Total Annual Fund Operating Expenses	2.20%	1.95%
Fee Waiver and/or Expense Reimbursement(a)	(0.83)%	(0.83)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.37%	1.12%
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.37% of the Fund’s average daily net assets with respect to Class N shares and 1.12% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$139	$608	$1,104	$2,469
Class I Shares	114	532	975	2,208

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150.16%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector.

The Fund emphasizes publicly traded real estate-related securities of companies domiciled in the United States and Canada. The Fund does not invest in real estate directly. The Fund is classified as non-diversified.

Securities are selected for the Fund using a fundamental bottom-up stock selection process. The subadviser uses a proprietary relative cash flow multiple analysis to estimate values of portfolio companies, which takes into account multiple factors including:

■	Capital structure
■	Earnings growth
■	Earnings momentum
■	Earnings quality
■	Liquidity
■	Property quality

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The subadviser also uses a proprietary model to assess net asset value per share (“NAV”) based on both quantitative measures and incorporating a qualitative assessment of management ability. A warranted share price is calculated from a combination of the outputs from the multiple analysis model and the NAV model. While securities are selected primarily from the universe of companies comprising the benchmark index, the Fund may invest to a limited degree in companies outside of the benchmark index. To manage risk, the subadviser employs portfolio constraints such as limits on position size, market capitalization and geographic and sector exposure. The subadviser’s investment process may result in higher portfolio turnover.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers and may experience increased volatility due to its concentrated investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Sector Concentration Risk. The Fund may entail greater risks than investing in funds diversified across sectors. Because the Fund may at times have a significant portion of its assets in one or more related sectors, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	31.09%
Worst quarter:	12/08	(39.07)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. Average annual total returns for both indices are included in the table below.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Harrison Street Real Estate Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 12/30/97):
Return Before Taxes	1.21%	10.57%	5.81%	8.59%
Return After Taxes on Distributions	0.72%	10.10%	4.34%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	0.69%	8.20%	4.42%	6.68%
Class I Shares (Inception 9/20/05):
Return Before Taxes	1.46%	10.83%	6.05%	6.17%
FTSE/NAREIT All Equity REITs Total Return Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 7.35%.)	2.83%	11.91%	7.38%	9.31%

Harrison Street Securities, LLC (“HSS”) became the subadviser to the Fund on June 30, 2011. Performance prior to that date reflects the performance of a previous subadviser. Performance prior to September 22, 2001 reflects the performance of a predecessor fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. HSS serves as the subadviser to the Fund.

Mr. James H. Kammert, CFA, a principal and managing member of HSS, serves as the sole Portfolio Manager of the Fund. Mr. Kammert has served as Portfolio Manager of the Fund since June 2011. As the Fund’s Portfolio Manager, Mr. Kammert is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ASTON/Montag & Caldwell Balanced Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.60%	1.35%
Fee Waiver and/or Expense Reimbursement(a)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.36%	1.11%
(a)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.35% of the Fund’s average daily net assets with respect to Class N shares and 1.10% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$138	$481	$848	$1,880
Class I Shares	113	404	716	1,603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.78%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund’s total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the subadviser’s assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the subadviser believes are growing their near-term earnings at an above average rate. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition. The subadviser emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	Have a strong history of earnings growth
■	Be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	Have strong balance sheets
■	Have a sustainable competitive advantage
■	Be currently, or have the potential to become, industry leaders
■	Have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

When selecting equity securities, the subadviser limits sector and individual security exposure and adheres to a structured sell discipline in order to minimize risk.

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When selecting fixed income securities, the subadviser strives to maximize total return and minimize risk primarily through actively adjusting the portfolio’s duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest in fixed income securities only with an “A” or better rating. Investments will include:

■	U.S. government securities
■	Corporate bonds
■	Mortgage/asset-backed securities
■	Money market securities and repurchase agreements

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Asset-Backed and Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to the risk of prepayment. This is more likely to occur when interest rates decline because many borrowers refinance mortgages and other loans to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. During periods of financial stress the markets for asset-backed and mortgage-backed securities may experience significantly lower valuations and reduced liquidity.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when growth stocks underperform.

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

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Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Policy Risk. In response to the global financial crisis of 2007 to 2009 and continued economic weakness in many parts of the world, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity. Many of these efforts remain in place. The withdrawal of this support, including an increase in interest rates in the United States or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.

Prepayment Risk. Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund’s total return.

U.S. Government Agency Securities Risk. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2007 to 2009, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	9.21%
Worst quarter:	12/08	(10.36)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices and a composite intended to reflect the asset allocation characteristics of balanced funds in general.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	ASTON/Montag & Caldwell Balanced Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 11/2/94):
Return Before Taxes	3.88%	7.40%	6.11%	7.55%
Return After Taxes on Distributions	2.64%	6.37%	5.43%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.22%	5.79%	4.86%	6.08%
Class I Shares (Inception 12/31/98):
Return Before Taxes	3.95%	7.54%	6.27%	4.35%
S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 4.99%.)	1.39%	12.55%	7.30%	9.30%
Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 4.97%.)	0.15%	3.39%	4.47%	5.95%
60% S&P 500 Index/40% Barclays Capital U.S. Government Credit Bond Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 5.57%.)	1.13%	9.02%	6.47%	8.49%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Montag & Caldwell, LLC (“Montag & Caldwell”) serves as the subadviser to the Fund.

Mr. Ronald E. Canakaris, CFA, Chairman and Chief Investment Officer of Montag & Caldwell, has served as Portfolio Manager of the Fund since the Fund’s inception in November 1994. Ms. Helen M. Donahue, CFA, Vice President of Montag & Caldwell, has served as Co-Portfolio Manager of the Fund since February 2013. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Strategies and Risks

Each Fund’s non-fundamental investment policies may be changed by the Board of Trustees without shareholder approval. Each of ASTON/Herndon Large Cap Value Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Silvercrest Small Cap Fund, ASTON/River Road Small Cap Value Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/LMCG Emerging Markets Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/TCH Fixed Income Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/Anchor Capital Enhanced Equity Fund and ASTON/Harrison Street Real Estate Fund has adopted a non-fundamental policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 under the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy. For purposes of each such policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”

Each Fund generally intends to purchase securities for long-term investment. However, each Fund may at times purchase securities in anticipation of relatively short-term gains. In accordance with the subadviser’s structured sell discipline, a Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including: in connection with the Fund’s liquidity requirements; as a result of the security having reached a certain weighting in the portfolio; the sector, asset class or other characteristic associated with the security having reached a certain percentage of the portfolio’s weighting; the security having reached a target price ratio or yield objective determined by the Fund’s subadviser; the subadviser’s belief that the particular investment has become overvalued; the subadviser’s loss of confidence in the company’s management; the company’s results being inconsistent with the subadviser’s forecast; the subadviser’s belief that another security offers a better opportunity; as a result of the security suffering losses; changes in interest rates or the credit rating of an issuer; changes in certain fundamentals of a security; or by reason of an unforeseen economic or other development. A Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when a Fund uses secondary investment strategies in seeking to achieve its investment objective(s). Information regarding such secondary strategies, as well as additional information regarding the Funds’ principal investment strategies and the risks related to the Funds’ principal and secondary strategies, is shown below.

Affiliated Funds

Investing in other investment companies managed by a Fund’s subadviser involves potential conflicts of interest. For example, the subadviser or its affiliates may receive fees based on the amount of assets invested in those funds, which fees may be higher than the fees the subadviser receives for managing the Fund. Investments by a Fund in those other funds may be beneficial in the management of those other funds by helping them to achieve economies of scale or enhancing cash flows. The subadviser may have an incentive to delay selling or redeeming a Fund’s investment in an affiliated fund in order to minimize any adverse effect on that fund. These and other factors may give the subadviser an economic or other incentive to make or retain an investment for a Fund in an affiliated fund in lieu of other investments that may also be appropriate for the Fund.

Aggressive Investment Technique Risk

Using investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts; options on futures contracts, securities and indices; forward contracts; swap agreements; and similar instruments, or investing in underlying funds that use such techniques, exposes a Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities are subject to prepayment risk.

Asset-backed securities are subject to the risk of prepayment. This is more likely to occur when interest rates decline because many borrowers refinance loans to take advantage of more favorable rates. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of asset-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities and may decline in value because of defaults on the underlying obligations.

Credit risk is greater for asset-backed securities that are subordinate to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). During periods of financial stress the markets for asset-backed securities may experience significantly lower valuations and reduced liquidity.

Below Investment Grade (High Yield) Securities

Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Securities rated Ba1/BB+ or lower by national ratings agencies are referred to as below investment grade (high yield) securities. Issuers of securities that are rated below investment grade, or if unrated judged by the investment adviser or a subadviser to be of equivalent quality, are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed

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companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. A Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

CFTC Regulation Risk

ASTON/Lake Partners LASSO Alternatives Fund currently operates in compliance with the exclusion from regulation as a “commodity pool” under the Commodity Exchange Act of 1936, as amended (the “CEA”), provided by Commodity Futures Trading Commission (“CFTC”) Rule 4.5. This exclusion significantly limits the use of commodity instruments for purposes other than bona fide hedging purposes. The application of amended Rule 4.5 to “funds-of-funds” remains unclear. If the Fund were no longer able to claim the exclusion provided by Rule 4.5, the Fund would be required to register with the CFTC as a “commodity pool” and would become subject to regulation under the CEA, which could increase the Fund’s expenses, adversely affecting investment returns.

Collateralized Mortgage Obligations

Collateralized mortgage obligations are fixed income securities secured by mortgage loans and other mortgage-backed securities. Collateralized mortgage obligations carry general fixed income securities risks and risks associated with mortgage-backed securities.

Commercial Paper

Commercial paper is a short-term fixed income security issued by a bank, corporation or other borrower. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(a)(2) commercial paper must similarly be in an exempt transaction.

Commodities

Commodities include industrial and precious metals; oil, gas and other fuels; livestock; raw and processed agricultural and meat products; foreign currencies; securities indices; and certain other items. A Fund may seek exposure to the commodities markets by investing in, or by investing in underlying funds that invest in, commodity futures and options and commodity-linked instruments, such as exchange-traded notes (“ETNs”), which allow the Fund to gain exposure to the returns of commodities without directly investing in physical commodities.

Long or short investments in commodities futures and options and commodity-linked instruments, or investments in underlying funds that make such investments, may subject a Fund to significantly greater volatility than investments in traditional securities such as stocks and bonds. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest and inflation rates, commodity index volatility, wars and acts or terrorism or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to a variety of factors affecting supply and demand disruptions in major producing and consuming regions. A Fund’s ability to invest, directly or indirectly, in commodities markets may be significantly limited by the federal income tax rules applicable to regulated investment companies and may also be limited by CEA rules.

Convertible Securities

Convertible securities are equity or fixed income securities that pay dividends or interest, respectively, and that may be exchanged on certain terms into common stock of the issuer. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments, as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

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Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Covered Call Strategy

ASTON/Anchor Capital Enhanced Equity Fund’s Covered Call Options strategy involves certain risks. These risks include:

■

By selling Covered Call Options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the Covered Call Option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

■

A liquid market may not exist for the Covered Call Options written by the Fund. If the Fund is not able to close out a Covered Call Option transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

■

The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the Covered Call Options, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

If the Fund generates premiums from its writing Covered Call Options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain, are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a Covered Call Option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the Covered Call Option, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of Covered Call Options. The Fund is not designed for investors seeking a tax-efficient investment.

Debentures

Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

Defensive Strategy

There may be times when a Fund takes temporary positions that may not follow its principal investment strategies for defensive reasons or when a Fund may hold relatively high positions of short-term investment as a residual of the investment process. This includes investing all or a portion of its assets in cash or cash equivalents, such as money market securities and repurchase agreements, when the subadviser determines that market or other conditions warrant. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswing and impair the ability of the Fund to achieve its investment objective.

Depositary Receipts of Foreign Securities

Depositary receipts represent ownership interests in securities of foreign companies that are held in banks and trust companies; the banks and trust companies are the direct issuers of the depositary receipts. Depositary receipts can include American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated, European Depositary Receipts (“EDRs”), which may not be denominated in the same currency as the security they represent, and Global Depositary Receipts (“GDRs”), which are issued globally and evidence a similar ownership arrangement. While many ADRs are listed on U.S. exchanges and many EDRs are listed on European exchanges, certain depositary receipts may trade over-the-counter.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk (see “Foreign Securities”), by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Derivatives

The Funds may invest in derivatives primarily for hedging purposes, to maintain liquidity, to enhance returns or in anticipation of changes in portfolio composition or to seek capital appreciation, as set forth in the investment strategies of a Fund. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; and the risk that a Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose a Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a Fund. The use of over-the-counter derivatives subjects a Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose a Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

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Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. However, the use of derivatives by a Fund to hedge risk may reduce or completely eliminate the opportunity for gain by offsetting the positive effect of favorable price movements. A Fund may realize a loss if interest rates, security prices, security indices or foreign currencies move in the opposite direction from what the subadviser anticipates.

Derivatives will be used only when consistent with the objective(s) and strategies of a Fund. The subadviser will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within a Fund (i.e., the use of derivatives will not result in a Fund being leveraged). All derivative positions will be covered by that Fund’s existing assets.

Emerging Market Securities

Emerging market securities are securities issued by corporations, governments and other issuers located in emerging markets, which are countries whose economies and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

In addition to the general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets making investments less liquid
■	Special custody arrangements

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their values may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants and rights and other securities that represent underlying local shares, such as depositary receipts.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company, shares of which are traded on a securities exchange. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the securities, or a representative sample of the securities, that are components of a particular index; however, some ETFs are actively managed. When a Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Notes (“ETNs”)

An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. The value of an ETN is based on its reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to values attributable to their reference indices. When a Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Fixed Income Securities

Fixed income securities represent a loan to the issuer, to be repaid at, or under certain circumstances prior to, the specified maturity date, and obligate the issuer to pay interest at a specified rate during the term of the security. The rate may be a fixed percentage of the principal or adjusted periodically. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

An investment in fixed income securities is subject to the following risks:

■

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

■

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to a Fund. The credit ratings of issuers could change and negatively affect a Fund’s share price or yield. When a Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

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■

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, a Fund’s net asset value.

■

Prepayment Risk. Certain fixed income securities, including in particular asset-backed and mortgage-backed securities, carry prepayment risk. Prices and yields of fixed income securities typically assume that the underlying obligations will be paid off according to a preset schedule. If the underlying obligations are paid off early, such as with respect to a mortgage-backed security when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund’s total return.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer redeems or calls the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. A Fund may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities are intended to provide a stable flow of income for a Fund.

Foreign Securities

Foreign securities are securities issued by corporations, governments and other issuers located outside the United States.

Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in securities with comparable terms of issuers located in the United States. These risks are heightened for issuers located in emerging and frontier markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by a Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by a Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Fund-of-Funds Structure

ASTON/Lake Partners LASSO Alternatives Fund is structured as a fund-of-funds. Your cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds because you will bear your proportionate share of both the Fund’s expenses and the expenses of the underlying funds. In addition, costs may be higher than mutual funds that invest directly in stocks and bonds. Furthermore, the Fund may be prevented from fully allocating assets to an underlying fund due to regulatory limitations which may impact a fund-of-funds.

Geographic Concentration

If a Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

Government/Monetary Policy Considerations

In response to the global financial crisis of 2007 to 2009 and continued economic weakness in many parts of the world, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity. Many of these efforts remain in place. The withdrawal of this support, including an increase in interest rates in the United States or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.

High Cash Balance

From time to time, in response to market or other conditions, in anticipation of significant redemptions or after significant new investment, a Fund may hold a significant cash balance. When a Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing will be reduced, and the Fund’s performance will be adversely affected. When a Fund has a significant cash balance, it may not achieve its investment objective(s).

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Initial Public Offerings (“IPOs”)

The prices of securities issued in IPOs are often subject to greater volatility than the stock market overall due to factors such as the absence of a prior public market, a limited number of securities available for trading and limited information about the issuer. Participation in IPOs may be limited, and there can be no assurance that a Fund will be able to purchase shares issued in an IPO in the amount desired or at all. In addition, IPO companies typically have limited operating histories and may not be profitable. Accordingly, an investment in IPO securities is subject to many of the same risk as an investment in small-cap companies. As a Fund grows in size, IPOs may have a lesser impact on performance.

Interest-Only Securities

A type of fixed income security that entitles the holder to payments derived from the interest payments on underlying loan pools or securities.

Inverse Floating Rate Securities

Inverse floating rate securities (“inverse floaters”) are derivative debt instruments that pay interest at rates that generally vary inversely with specified short-term interest rates, meaning the interest payment received on inverse floaters generally will decrease when short-term interest rates increase.

An investment in inverse floaters involves risks that are distinct from those presented by an investment in other debt securities. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. As a result, as short-term rates increase, both the market price and the yield of an inverse floater will fall. Inverse floaters are derivatives that involve leverage. Accordingly, an inverse floater will typically experience greater price volatility than a fixed-rate obligation of similar credit quality, which could magnify the Fund’s gains or losses. The markets for inverse floaters may be less developed and have less liquidity than the markets of more traditional fixed income securities. Inverse floaters have greater interest rate risk and a higher degree of volatility than more traditional fixed income securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments.

Investment Style

The subadvisers to many of the equity Funds employ a specific investment style in managing the Fund’s portfolio. These investment styles include:

■

Dividend Style Investing. Dividend investing involves buying dividend paying equity securities. These stocks are typically issued by larger, more established companies. Large-cap stocks tend to go through cycles of performing better or worse than other segments of the stock market or the stock market in general. These cycles may last as long as several years. In addition, the performance of dividend paying stocks may be sensitive to changes in prevailing interest rates.

■	Growth at a Reasonable Price (“GARP”) Style Investing. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate.
■

Growth Style Investing. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves.

■

Value Style Investing. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks.

Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, the returns of a Fund whose subadviser employs a specific investment style in managing the Fund’s portfolio may experience periods of underperformance when that investment style is of out of favor.

Leveraged ETFs

Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Liquidity

The liquidity of an investment refers to the extent to which it may be readily bought or sold at stable prices. A Fund may invest up to 15% of its net assets in securities that are illiquid. This percentage restriction applies on an ongoing basis and not simply at the time a security is purchased. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security.

When there is no willing buyer and a security cannot be readily sold at the desired time or price, a Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at a Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk

The performance of each Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, each Fund may underperform its benchmark or its peers.

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Market Risk

Each Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual security may decline in value even when the market prices of comparable securities are generally rising.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as “ARMs.” Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities are subject to the risk of prepayment. This is more likely to occur when interest rates decline because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Mortgage-backed securities may decline in value because of foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. During periods of financial stress the markets for mortgage-backed securities may experience significantly lower valuations and reduced liquidity.

Municipal Securities

Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Municipal securities may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. Many municipalities issue short-term municipal notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal securities are subject to risks based on many factors, including changes or proposed changes in the federal and state tax structure, regional economic and regulatory developments, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

New Funds

Certain Funds are recently formed and have limited operating histories. If a new Fund does not grow to a viable size due to market factors, performance or the inability to attract assets, the Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders.

Non-Diversified Status

Each of ASTON/River Road Long-Short Fund and ASTON/Harrison Street Real Estate Fund is a non-diversified fund, and certain other Funds may invest in other investment companies that are non-diversified. A non-diversified Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers and may experience increased volatility due to its concentrated investments in those securities.

Other Investment Companies

The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company, shares of which are traded on a securities exchange. Shares of an ETF may also be purchased and redeemed directly from the ETF under certain circumstances. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. Shares of a closed-end fund may not be purchased or redeemed directly from the fund. The risks of investment in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. A Fund may not purchase more than 3% of another investment company’s outstanding shares unless the investment company and/or the Fund has received an order for exemptive relief from such limitation from the SEC and the investment company and the Fund take appropriate steps to comply with any conditions of such order. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Portfolio Turnover

Frequent trading of a Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by a Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a Fund’s performance.

Principal-Only Securities

A principal-only security entitles the holder to payments derived from the principal payments on underlying loan pools or securities. The yield on a principal only security depends primarily on the prepayment rates of the underlying loans or securities and generally increases as the prepayment speed of the underlying loan or security increases.

Preferred Stocks

Preferred stocks are stocks that typically pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the other claims of all creditors.

Publicly Traded Partnerships (“PTPs”)

PTPs include master limited partnerships and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the “Code”). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

Investing in PTPs, including master limited partnerships, involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes.

Quantitative Modeling

The subadvisers to certain Funds may use quantitative modeling to make investment decisions for the Funds. To the extent that a subadviser relies on its proprietary quantitative models to identify securities for investment, the Fund bears the risk that the quantitative models will not be successful in identifying securities that will help the Fund achieve its investment objective(s), and may cause the Fund to underperform its benchmark or its peers.

Real Estate Investment Trusts (“REITs”)

REITs are generally publicly traded pooled investment vehicles that invest all or a portion of their assets in real estate or in mortgages and loans collateralized by real estate. Equity REITs invest primarily in office buildings, apartment complexes, industrial facilities, shopping centers and other types of real estate that produce income from rentals. Mortgage REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

Securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Repurchase Agreements

Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

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Royalty Income Trusts

Royalty income trusts are entities that typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources. Royalty income trusts can be organized in a variety of ways in the United States, Canada and other countries. Beneficial units in royalty income trusts generally represent interests in profits derived from the production of oil, gas or other minerals on the relevant properties.

Investing in royalty income trusts involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Rule 144A Securities

Rule 144A securities are restricted securities that can be purchased only by qualified institutional buyers, as defined under the 1933 Act. Investing in Rule 144A securities may decrease the liquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Sector Concentration

ASTON/LMCG Emerging Markets Fund and ASTON/Harrison Street Real Estate Fund may concentrate their investments in one or more related sectors. Investing in these Funds may entail greater risks than investing in funds diversified across sectors. Because each of these Funds may at times have a significant portion of its assets in one or more related sectors, the Fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

Senior Loans

Senior bank loans are typically not rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. An economic downturn generally leads to a higher delinquency rate, and a senior loan may lose significant value before a default occurs. In addition, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. There can be no assurance that liquidation of such collateral would satisfy in full the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of a fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. The Fund may not be entitled to rely on the anti-fraud protections of federal securities laws with respect to certain loans it owns in the event of fraud or misrepresentation by a borrower.

Short Sales

When a Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.

Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, a Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A short squeeze drives up the price of the security sold short and makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. A Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

Short sales of ETFs and closed-end funds are subject to the specific risks described above. In addition, if a Fund sells short shares of ETFs or close-end funds that are financially leveraged, such short sales may be expected to exhibit enhanced volatility in market price as compared to short sales of similar ETFs without a leveraged capital structure.

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Small-Cap and Mid-Cap Companies

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

U.S. Government Securities, Including U.S. Government Agency Securities

U.S. government securities are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some U.S. government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by the credit of the issuer or instrumentality. U.S. government agency securities are neither issued nor guaranteed by the U.S. Treasury. While the U.S. government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2007 to 2009, no assurance can be given that it will do so in the future. All U.S. government securities are considered creditworthy. However, this guarantee does not extend to the market prices for such securities, which can fluctuate.

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Summary of Investment Strategies

Fund	Asset-and-Mortgage Backed Securities	Below Investment Grade (High Yield) Securities	Collateralized Mortgage Obligations	Convertible Securities	Corporate Debt Securities	Defensive Strategy	Depositary Receipts of Foreign Securities	Derivatives (e.g., Options, Forwards, Futures, Swaps)	Emerging Market Securities	Equity Securities	ETFs/ ETNs	Fixed Income Securities	Foreign Securities	Preferred Stocks	PTPs	REITs	Royalty Income Trusts	Rule 144A Securities	Securities of Other Investment Companies*	U.S. Government Securities
ASTON/Montag & Caldwell Growth				X	X	X	X	X		XP		X	X	X				X		X
ASTON/Herndon Large Cap Value				X		X	X			XP			X	X		X
ASTON/Cornerstone Large Cap Value						X	X			XP			X			X
ASTON/Fairpointe Focused Equity Fund		X		X	X	X	X	X	X	XP	X	X	X	X	X	X		X		X
ASTON/River Road Dividend All Cap Value				X		X	X	X		XP		X	X	X	X	X	X	X	X	X
ASTON/River Road Dividend All Cap Value II				X		X	X	X		XP		X	X	X	X	X	X	X	X	X
ASTON/Fairpointe Mid Cap				X	X	X	X	X		XP		X	X	X				X		X
ASTON/Montag & Caldwell Mid Cap Growth				X		X	X	X		XP			X	X		X		X		X
ASTON/River Road Select Value				X		X	X	X		XP			X	X		X		X		X
ASTON/River Road Small Cap Value				X		X	X	X		XP			X	X		X		X	X	X
ASTON/River Road Independent Value				X		XP	X	X		XP	X		X	X	X	X	X			X
ASTON/LMCG Small Cap Growth						X	X			XP	X		X			X
ASTON/Silvercrest Small Cap				X		X				XP			X	X		X		X
ASTON/DoubleLine Core Plus Fixed Income	XP	XP	XP	X	XP	X		X	XP		X	XP	XP			X		XP	X	XP
ASTON/TCH Fixed Income	XP	X	X	X	XP	X		X				XP	X					X		XP
ASTON/Lake Partners LASSO Alternatives**						X					X	X							XP	X
ASTON/Anchor Capital Enhanced Equity						X	X	XP		XP			X	X						X
ASTON/River Road Long-Short				X		X	X	X		XP	X		X		X	X	X
ASTON/Barings International				X		X	X	X	XP	XP			XP	X				X		X
ASTON/Guardian Capital Global Dividend						X	X	X	XP	XP	X		XP			X	X			X
ASTON/LMCG Emerging Markets						X	X		XP	XP	X		XP	X		X			X
ASTON/Pictet International						X	X	X	XP	XP	X		XP	X		X		X
ASTON/Harrison Street Real Estate						X				XP			X	X	X	XP
ASTON/Montag & Caldwell Balanced	XP		X	XP	XP	X	X	X		XP		XP	X	X				X		XP
*	All of the Funds may use securities of other investment companies as a cash sweep vehicle. This category on the chart does not reflect the usage of securities of other investment companies as a cash sweep vehicle or the use of ETFs/ETNs.
**	Reflects investment strategies of the Fund and is not intended to reflect the investment strategies of the underlying funds in which the Fund may invest.
X =	Investment strategy applicable to a Fund.
P =	Components of a Fund’s principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) and on our website at www.astonfunds.com.

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Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

All-Cap Strategy. An all-cap strategy invests in the equity securities of issuers of any market capitalization at the time of acquisition, and generally will hold securities of issuers representing a range of sizes.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on U.S. exchanges.

Bottom-Up Analysis. Bottom-up analysis is an investment approach in which securities are researched and chosen on their individual characteristics with less consideration given to economic or market cycles.

Call Option. A call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period or at a specified time.

Closed-End Fund. A closed-end fund is a registered investment company that typically issues a fixed number of shares that trade on a securities exchange or over-the-counter.

Convexity. Convexity is a measure of how the duration of a bond changes as interest rates change; the greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

Correlation. Correlation is a statistical measure of how two securities move in relation to each other.

Covered Call. A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) a call option on the same asset, with the goal of the strategy to collect the premium from writing the call without the call option being exercised.

Derivative. A derivative is a security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties.

Diversification. Diversification is the practice of investing in a broad range of securities in an effort to reduce risk.

Duration. Duration is a calculation of the average life of a bond (or portfolio of bonds), expressed in years, that is a useful measure of the bond’s price sensitivity to interest rate changes. The higher the duration, the greater the sensitivity to a move in interest rates and the potential risk /reward of the bond. For example, the value of a bond with a duration of two years decreases by approximately 2% for every 1% increase in interest rates and increases by approximately 2% for every 1% decrease in interest rates, while the value of a bond with a duration of ten years decreases by approximately 10% for every 1% increase in interest rates and increases by approximately 10% for every 1% decrease in interest rates.

EAFE Countries. EAFE countries are countries located in Europe, Australasia and the Far East.

Emerging Markets. Emerging markets are countries whose economies and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

Equity Securities. Equity securities are ownership interests in corporations and other entities, such as common stocks, preferred stocks (including convertible preferred stocks), warrants and rights and other securities that represent underlying local shares, such as depositary receipts.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock, are issued by a foreign bank and are traded on European exchanges. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Exchange-Traded Fund (ETF). An ETF is an investment company, shares of which are traded on an exchange. Typically, an ETF seeks to track the performance of an index by holding in its portfolio all of the securities, or a representative sample of the securities, that are components of a particular index; however, some ETFs are actively managed.

Exchange-Traded Note (ETN). An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy, and can be held to maturity as a debt security. ETNs are traded on a securities exchange.

Expense Ratio. A fund’s expense ratio is its cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Free Cash Flow. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base (i.e., its cost of capital).

Fundamental Analysis. Fundamental analysis involves assessing the intrinsic value of a particular stock or group of stocks based on an analysis of the balance sheet and income statement of the company. Fundamental analysis considers various historical financial statistics or metrics such as return on equity, free cash flow, price-to-earnings ratio, and similar measures to determine future trends in a company’s stock.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

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Growth at a Reasonable Price (GARP). GARP investing involves buying stocks that have a reasonable price-to-earnings ratio in relationship to a company’s earnings growth rate.

Growth Style Investing. Growth style investing involves buying stocks of companies that are expected to have above-average growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Valuations of growth stocks, as measured by traditional valuation metrics, may be higher than those of value stocks.

Hedged Mutual Fund. A hedged mutual fund is a mutual fund that uses short-selling, hedging or other alternative strategies in an effort to manage risk or to profit from downward movements of securities or markets. The risks of hedged mutual funds may differ and are sometimes greater than those of conventional mutual funds.

Investment Objective. A fund’s investment objective is the goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Intrinsic Value. A company’s intrinsic value is an estimation of its actual value, irrespective of its stock price.

Issuer. An issuer is a company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks. Large-cap stocks are stocks issued by large companies. Unless otherwise defined by a Fund, a large-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 1000 Index. Typically, large-cap companies are established, well-known companies; some may be multinationals. A Fund employing a large-cap strategy need not sell a stock in the event the issuing company’s market capitalization falls below the prescribed market capitalization threshold after the time of initial purchase.

Limited Partnerships. A limited partnership is a business organization with one or more general partners who manage the business and are personally liable for the partnership’s debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

Management Fee. The management fee is the amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization. Market capitalization is the value of a corporation or other entity as determined by the market price of its securities.

Mid-Cap Stocks. Mid-cap stocks are stocks issued by mid-sized companies. Unless otherwise defined by a Fund, a mid-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Index. A Fund employing a mid-cap strategy need not sell a stock in the event the issuing company’s market capitalization rises above or falls below the prescribed market capitalization range after the time of initial purchase.

Mutual Fund. A mutual fund is an investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The NAV is the per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Publicly Traded Partnerships (PTPs). PTPs are limited partnerships that have interests traded in the public equity securities market.

Put Option. A put option is an agreement that gives an investor the right (but not the obligation) to sell a stock, commodity, or other instrument at a specific price within a specific time period or at a specified time.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Royalty Income Trusts. Royalty income trusts are trusts whose securities are listed on a securities exchange, generally in Canada or the United States, and that typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil, gas or mineral reserves. The amount of distributions paid on royalty income trust units will vary from time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payouts ratio policies adopted.

Small-Cap Stocks. Small-cap stocks are stocks issued by smaller companies. Unless otherwise defined by a Fund, a small-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 2000 Index. A Fund employing a small-cap strategy need not sell a stock in the event the issuing company’s market capitalization rises above the prescribed market capitalization threshold after the time of initial purchase.

Top-Down Analysis. Top-down analysis is an investment approach in which securities are researched at the industry or sector level based on market trends and/or economic forecasts.

Total Return. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

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12b-1 Fee. A 12b-1 fee is a mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs (such as advertising and commissions paid to dealers) and shareholder services. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See “Distribution and Services Plan 12b-1 Fees” in the “Shareholder Information” Section.)

Value Style Investing. Value style investing involves buying stocks that are out of favor and/or believed to be trading for less than their intrinsic value. Valuations of value stocks, as measured by traditional valuation metrics, may be lower than those of growth stocks.

Volatility. A historical measure of the variation in the price of a security. High volatility means that prices have changed dramatically, while low volatility means that prices have not fluctuated dramatically in the past. Volatility is often used as a proxy for the risk of a security.

Weighted Average Effective Duration. Weighted average effective duration provides a measure, in years, of a fund’s interest-rate sensitivity. The longer the duration, the more sensitive the fund is to changes in interest rates. The calculation is a weighted average of the time to each interest (coupon) and principal payment. Effective duration takes into account not only interest rate movements but cash flow changes when callable securities (those that may be paid before maturity) are involved.

Yield. Yield is a measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less a fund’s expenses, during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified day.

Yield Curve. The yield curve is the relation between the interest rate (or cost of borrowing) and the time to maturity of the debt. A normal yield curve is upward sloping, in other words, the yield increases as the maturity lengthens. An inverted yield curve occurs when short-term yields are higher than long-term yields.

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Management of the Funds

Each Fund is a series of Aston Funds, a Delaware statutory trust (the “Trust”). Aston Funds is a mutual fund family comprised of different funds, each having distinct investment objectives, strategies, risks and policies, and together with the AMG Funds Family of Funds, comprises a mutual fund complex of seventy-four funds, each having distinct investment management objectives, strategies, risks and policies (the “AMG Fund Complex”). Each Fund (except ASTON/Montag & Caldwell Growth Fund) offers two classes of shares: Class N and Class I. ASTON/Montag & Caldwell Growth Fund offers three classes of shares: Class N, Class I and Class R.

INVESTMENT ADVISER

Aston Asset Management, LLC

Aston Asset Management, LLC (“Aston” or the “Adviser”), located at 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Funds. Aston is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. Aston serves as investment adviser to the Trust and provides investment advisory, mutual fund administration and distribution-related services to the Funds. Aston manages each Fund by selecting one or more investment managers to manage the Fund’s portfolio on a subadvisory basis. Aston is responsible for identifying and selecting each Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

AMG is also the parent of AMG Funds LLC (“AMG Funds”), an investment adviser registered with the SEC that is a wholly-owned subsidiary of AMG through which AMG holds its interest in Aston. AMG Funds is the investment adviser to the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies, which is part of the AMG Fund Complex. More information on AMG is available in the SAI. Aston was formed in April 2006 and as of December 31, 2015, Aston had approximately $9.3 billion in assets under management.

The Funds operate under a “manager-of-managers” structure pursuant to which the investment adviser to each Fund may allocate and reallocate the assets of such Fund between and among subadvisers in reliance upon any applicable manager-of-managers exemptive order (and any amendments thereto) granted by the SEC and deemed to be in the best interests of such Fund and its shareholders or any future rule that may be adopted by the SEC. At present, two such exemptive orders are available to the Funds: an exemptive order issued by the SEC to Aston and the Trust that enables Aston, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and make material revisions to the terms of subadvisory agreements; and an exemptive order issued by the SEC to AMG Funds which allows AMG Funds and any entity that controls AMG Funds, that AMG Funds controls or that is under common control with AMG Funds to enter into and materially amend contracts with subadvisers for the funds managed by such entity without shareholder approval.

Additional Information

The Trustees of the Trust oversee generally the operations of each Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

General

As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of each Fund. Out of its fee, Aston pays the Subadviser of each Fund. The table, later in this “Management of the Funds” Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year. The investment advisory agreement with Aston may be terminated at any time by a Fund or by Aston upon 60 days’ written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s first annual or semi-annual report to shareholders following such approval.

SUBADVISERS

The accompanying information highlights each Fund’s Subadviser and its portfolio manager(s).

ASTON/Montag & Caldwell Growth Fund

ASTON/Montag & Caldwell Mid Cap Growth Fund

ASTON/Montag & Caldwell Balanced Fund

Montag & Caldwell, LLC (and its predecessor), 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326, was founded in 1945. As of December 31, 2015, Montag & Caldwell managed approximately $5.9 billion in assets.

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ASTON/Herndon Large Cap Value Fund

Herndon Capital Management, LLC, 191 Peachtree Street, NE, Suite 2500, Atlanta, Georgia 30303, is an institutional investment management firm specializing in large capitalization equity strategies. Founded in 2001, the firm is majority-owned by Atlanta Life Financial Group, a financial services firm that is more than 100 years old, which is majority owned by the Alonzo F. and Norris B. Herndon Foundation, Inc. Members of Herndon senior management currently own 45% of the firm. As of December 31, 2015, Herndon managed approximately $5.2 billion in assets.

ASTON/Cornerstone Large Cap Value Fund

Cornerstone Investment Partners, LLC, Phipps Tower, 3438 Peachtree Road, NE, Suite 900, Atlanta, Georgia 30326, was founded in 2001. Cornerstone is 100% owned by CIM Holdings, LLC, which is 100% owned by Cornerstone’s employees. As of December 31, 2015, Cornerstone managed approximately $3.5 billion in assets.

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/River Road Independent Value Fund

ASTON/River Road Long-Short Fund

River Road Asset Management, LLC, Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, was founded in 2005. AMG holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm. As of December 31, 2015, River Road managed approximately $6.3 billion in assets.

ASTON/Fairpointe Mid Cap Fund

ASTON/Fairpointe Focused Equity Fund

Fairpointe Capital LLC, One North Franklin, Suite 3300, Chicago, Illinois 60606, was founded in 2011. Fairpointe is 100% owned by its employees. As of December 31, 2015, Fairpointe managed approximately $5.6 billion in assets.

ASTON/LMCG Small Cap Growth Fund

ASTON/LMCG Emerging Markets Fund

LMCG Investments, LLC (formerly, Lee Munder Capital Group, LLC), 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in August 2000. LMCG is a board-managed limited liability company owned by its employees. Lee P. Munder and Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held Canadian bank that on November 2, 2015, acquired City National Corporation, LMCG’s former majority owner. As of December 31, 2015, LMCG managed approximately $7.1 billion in assets.

ASTON/Silvercrest Small Cap Fund

Silvercrest Asset Management Group LLC, 1330 Avenue of the Americas, 38th Floor., New York, New York 10019, was founded in 2002. Silvercrest is wholly-owned by Silvercrest L.P. The General Partner of Silvercrest L.P. is publicly-held Silvercrest Asset Management Group Inc. As of September 30, 2015, Silvercrest managed approximately $11.8 billion in assets.

ASTON/DoubleLine Core Plus Fixed Income Fund

DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, was founded in December 2009 by Mr. Jeffrey Gundlach and other key members of DoubleLine’s investment team, and is majority-owned by DoubleLine employees. As of December 31, 2015, DoubleLine managed approximately $84.9 billion in assets.

ASTON/TCH Fixed Income Fund

Taplin, Canida & Habacht LLC, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131, was founded in 1985. TCH is an indirect wholly-owned subsidiary of BMO Financial Corp., a subsidiary of the Bank of Montreal. As of December 31, 2015, TCH managed approximately $10.4 billion in assets.

ASTON/Lake Partners LASSO Alternatives Fund

Lake Partners, Inc., 4 High Ridge Park, Suite 300, Stamford, Connecticut 06905, was founded in 1989. The firm is wholly-owned by its senior investment professionals and founders, Mr. Frederick C. Lake and Mr. Ronald A. Lake. As of December 31, 2015, Lake Partners managed approximately $270.9 million in assets and provided investment consulting services to approximately $3.2 billion in assets.

ASTON/Anchor Capital Enhanced Equity Fund

Anchor Capital Advisors LLC, One Post Office Square, Suite 3850, Boston, Massachusetts 02109, was established in 1983. Eighty percent (80%) of Anchor Capital is owned by Anchor Capital Holdings LLC, which is a wholly-owned subsidiary of publicly-held Boston Private Financial Holdings, Inc. As of December 31, 2015, Anchor Capital managed approximately $8.0 billion in assets.

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ASTON/Barings International Fund

Baring International Investment Limited, 155 Bishopsgate, London EC2M 3XY, United Kingdom, was founded in 1980. Baring International Investment Limited is a subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management LLC constitute “Barings”). As of December 31, 2015, Barings managed approximately $35.2 billion in assets.

ASTON/Harrison Street Real Estate Fund

Harrison Street Securities, LLC, 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606, was founded in 2005 as Transwestern Securities Management, L.L.C. The controlling members and managers of the firm include HS Securities Holdings, LLC, a Delaware limited liability company, and Mr. James H. Kammert. As of December 31, 2015, HSS managed approximately $36.0 million in assets.

ASTON/Guardian Capital Global Dividend Fund

Guardian Capital LP, Commerce Court West, 199 Bay Street, Suite 3100, Toronto, Ontario M5L 1E8, Canada, was founded in 1962 as Guardian Management Ltd. As of December 31, 2015, Guardian managed approximately $16.2 billion in assets.

ASTON/Pictet International Fund

Pictet Asset Management Limited, 120 London Wall, London EC2Y 5ET, United Kingdom, is part of the Pictet Group, founded in Geneva in 1805. As of December 31, 2015, PAM managed approximately $151.0 billion in assets.

PORTFOLIO MANAGEMENT

ASTON/Montag & Caldwell Growth Fund

Ronald E. Canakaris, CFA, CIC	Lead Portfolio Manager since the Fund’s inception in November 1994. Mr. Canakaris is Chairman and Chief Investment Officer of Montag & Caldwell. Mr. Canakaris has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and a BA from the University of Florida and holds the Chartered Financial Analyst designation.

Andrew W. Jung, CFA	Co-Portfolio Manager since February 2015. Mr. Jung is a Co-Director of Research at Montag & Caldwell. Mr. Jung joined Montag & Caldwell in 2001 as a research analyst. Prior to joining Montag & Caldwell, he was an analyst at Strong Capital Management, following the financial services sector for several large-cap growth funds, and at the Robinson-Humphrey Company in Atlanta, where he followed banks and thrifts. He has a BA from Marquette University and an MBA from Emory University, and holds the Chartered Financial Analyst designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals.
ASTON/Montag & Caldwell Balanced Fund

Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Fund’s inception in 1994. Please see above.

Helen M. Donahue, CFA	Co-Portfolio Manager of the Fund since February 2013. Ms. Donahue is a portfolio manager of equities and fixed income at Montag & Caldwell. Ms. Donahue joined Montag & Caldwell in 1997 and has over 20 years of investment industry experience. Prior to joining Montag & Caldwell, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. Ms. Donahue holds the Chartered Financial Analyst designation. Her professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals.
ASTON/Montag & Caldwell Mid Cap Growth Fund

M. Scott Thompson, CFA	Lead Portfolio Manager of the Fund. Mr. Thompson has served as a Portfolio Manager of the Fund since the Fund’s inception in November 2007. Mr. Thompson is Co-Director of Research and a security analyst at Montag & Caldwell. Mr. Thompson joined Montag & Caldwell in 1992 upon graduating from the University of the South with a BA in Economics. He has an MBA from Emory University and holds the Chartered Financial Analyst designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals, for which he formerly served as trustee.

Jeffery S. Wilson, CFA	Co-Portfolio Manager since February 2014. Mr. Wilson is a Vice President and security analyst at Montag & Caldwell. Mr. Wilson joined Montag & Caldwell in 2005 upon graduating from Wake Forest University with a BS in Finance and a Master’s Degree in Accounting. He holds the Chartered Financial Analyst designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals.
ASTON/Herndon Large Cap Value Fund

Randell Cain Jr., CFA	Portfolio Manager since the Fund’s inception in March 2010. Mr. Cain joined Herndon in 2002 and is a principal and Portfolio Manager. Prior to joining Herndon, he was a portfolio manager at NCM Capital for five years. Mr. Cain received a BS from Morehouse College, a Bachelor of Industrial Engineering from the Georgia Institute of Technology, and an MBA from Harvard Business School. Mr. Cain holds the Chartered Financial Analyst designation.

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ASTON/Cornerstone Large Cap Value Fund

John Campbell, CFA	Portfolio Manager of the Fund since July 2011. Mr. Campbell is Chief Investment Officer of Cornerstone and is responsible for maintaining and adhering to the firm’s overall investment philosophy and process. Mr. Campbell has been with the firm since 2005 and has been in the industry since 1982. He has a BS from the State University of New York at Fredonia and holds the Chartered Financial Analyst designation.

Rick van Nostrand, CFA	Portfolio Manager of the Fund since July 2011. Mr. Van Nostrand is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. van Nostrand has been with the firm since 2005. He has a BS from Southern Methodist University and an MBA from the Wharton School at the University of Pennsylvania, and he holds the Chartered Financial Analyst designation.

Cameron Clement, CFA	Portfolio Manager of the Fund since July 2011. Mr. Clement is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. Clement has been with the firm since 2008. Prior to joining Cornerstone in 2008, Mr. Clement was a portfolio manager with Invesco Capital Management since January 2003. He is a graduate of the University of Strathclyde in Glasgow, Scotland and holds the Chartered Financial Analyst designation.

Dean Morris, CFA	Portfolio Manager of the Fund since July 2011. Mr. Morris is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. Morris has been with the firm since 2008. Prior to joining Cornerstone in 2008, Mr. Morris was a quantitative analyst with Invesco Capital Management since October 1997. He is a graduate of Williams College and has an MBA from the University of Chicago, and he holds the Chartered Financial Analyst designation.
ASTON/River Road Dividend All Cap Value Fund ASTON/River Road Dividend All Cap Value Fund II

Henry W. Sanders, III, CFA	Lead Portfolio Manager of ASTON/River Road Dividend All Cap Value Fund and ASTON/River Road Dividend All Cap Value Fund II since each Fund’s inception. Mr. Sanders is Executive Vice President of River Road. Mr. Sanders was formerly employed as Senior Vice President and portfolio manager for Commonwealth SMC Capital Inc. from 2002 to 2005. He received his BS from Bellarmine University, his MBA from Boston College, and he holds the Chartered Financial Analyst designation.

Thomas S. Forsha, CFA	Co-Portfolio Manager of ASTON/River Road Dividend All Cap Value Fund since June 2007 and Co-Portfolio Manager of ASTON/River Road Dividend All Cap Value Fund II since inception. Mr. Forsha is Co-Chief Investment Officer of River Road. Mr. Forsha was formerly employed by ABN AMRO from 1998 to 2005, where he served as equity analyst and portfolio manager and was responsible for the management of the North America equity allocation of the firm’s Global High Income Equity Fund. He received his BS in Finance from The Ohio State University’s Fisher College of Business and his MBA from The University of Chicago’s Graduate School of Business. Mr. Forsha holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Louisville.

James C. Shircliff, CFA	Co-Portfolio Manager of ASTON/River Road Dividend All Cap Value Fund and ASTON/River Road Dividend All Cap Value Fund II since each Fund’s inception. Mr. Shircliff is Co-Chief Investment Officer of River Road. Mr. Shircliff was formerly employed as portfolio manager and Director of Research for Commonwealth SMC (SMC Capital, Inc.) from 1998 to 2005. Additionally, Mr. Shircliff has more than 40 years of investment management experience. He received his BS from the University of Louisville and holds the Chartered Financial Analyst designation.
ASTON/River Road Select Value Fund ASTON/River Road Small Cap Value Fund

James C. Shircliff, CFA	Portfolio Manager since each Fund’s inception. Please see above.

R. Andrew Beck	Portfolio Manager since each Fund’s inception. Mr. Beck is Chief Executive Officer and President of River Road. Mr. Beck was formerly employed as Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his BS from the University of Louisville and his MBA from Babson College.

J. Justin Akin	Portfolio Manager of each Fund since March 2012. Mr. Akin is a portfolio manager at River Road. Mr. Akin was formerly employed as an equity research analyst at Commonwealth SMC (SMC Capital, Inc.) from 2003-2005. Mr. Akin received a BS in economics from Centre College.
ASTON/River Road Independent Value Fund

Eric Cinnamond, CFA	Portfolio Manager since the Fund’s inception in December 2010. Mr. Cinnamond is Vice President and Portfolio Manager of River Road’s independent value investment strategy. Mr. Cinnamond has 20 years of investment industry experience. Prior to joining River Road, Mr. Cinnamond served as a portfolio manager at Intrepid Capital Management from 1998 to 2010. Prior to Intrepid Capital Management, Mr. Cinnamond was a co-portfolio manager and analyst at Evergreen Asset Management from 1996 to 1998. Mr. Cinnamond received his BBA in Finance from Stetson University, his MBA from the University of Florida, and he holds the Chartered Financial Analyst designation.

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ASTON/River Road Long-Short Fund

Matthew W. Moran, CFA	Lead Portfolio Manager since the Fund’s inception in May 2011. Mr. Moran is a portfolio manager at River Road. Mr. Moran has 14 years of investment industry experience. Prior to joining River Road, Mr. Moran was employed by Morningstar from 2005 to 2006, as an equity analyst. Mr. Moran was employed by Citigroup as an associate from 2001 to 2005. He received his BS in Finance from Bradley University, his MBA from the University of Chicago Booth School of Business, and he holds the Chartered Financial Analyst designation.

Daniel R. Johnson, CFA, CPA	Co-Portfolio Manager since March 2012. Mr. Johnson is a portfolio manager at River Road. Prior to joining River Road, Mr. Johnson served as a public accountant with PricewaterhouseCoopers from 2005 to 2006. He received his BS in accounting and a Masters in Accountancy from the University of Kentucky. Mr. Johnson holds the Certified Public Accountant and Chartered Financial Analyst designations.
ASTON/Fairpointe Mid Cap Fund ASTON/Fairpointe Focused Equity Fund*

Thyra E. Zerhusen*	Lead Portfolio Manager of the ASTON/Fairpointe Mid Cap Fund since May 1999 and Co-Portfolio Manager of the ASTON/Fairpointe Focused Equity Fund since the Fund’s inception in December 2014. Ms. Zerhusen is the principal founder, CEO and Chief Investment Officer of Fairpointe Capital. Prior to founding Fairpointe Capital in 2011, Ms. Zerhusen was the Chief Investment Officer of Mid Cap Equities at Optimum Investment Advisors beginning in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.

Marie L. Lorden	Co-Portfolio Manager of the ASTON/Fairpointe Mid Cap Fund since March 2009, Ms. Lorden has served as a Portfolio Manager of the Fund since March 2009. Ms. Lorden is a co-founder and a portfolio manager of Fairpointe Capital. Prior to co-founding Fairpointe Capital in 2011, Ms. Lorden served as a member of the Mid Cap Investment Team at Optimum Investment Advisors for over 7 years. Ms. Lorden is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationships, and portfolio management. Previously, Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group. Ms. Lorden received her BS from Elmhurst College and her MBA from the Keller Graduate School of Management.

Mary L. Pierson	Co-Portfolio Manager of the ASTON/Fairpointe Mid Cap Fund since March 2009. Ms. Pierson is a co-founder and Co-CEO of Fairpointe Capital. Prior to co-founding Fairpointe Capital in 2011, Ms. Pierson served as a member of the Mid Cap Investment Team at Optimum Investment Advisors for 7 years. Ms. Pierson is responsible for research and analysis of existing and potential holdings, as well as mutual fund, institutional relationships, and portfolio management. Her prior experience includes 15 years with Harris Bancorp and Harris Futures Corporation. While General Manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. Ms. Pierson received her BA in Economics from DePauw University, her MA in Economics from Northwestern University and her MBA in Finance from The University of Chicago.

Robert S. Burnstine*	Lead Portfolio Manager of the ASTON/Fairpointe Focused Equity Fund since the Fund’s inception in December 2014. Mr. Burnstine co-founder, President and portfolio manager of Fairpointe’s Focused Equity strategy, serves as Lead Portfolio Manager of the ASTON/Fairpointe Focused Equity Fund. Prior to co-founding Fairpointe in 2011, Mr. Burnstine served as a portfolio manager and investment analyst at Harris Associates L.P., from 2001 to 2011. From March 1997 to February 2001 he served as a Managing Director at Talon Asset Management. Mr. Burnstine earned a B.B.A. from the University of Michigan and a J.D. from Harvard Law School.

Brian M. Washkowiak, CFA	Co-Portfolio Manager of the ASTON/Fairpointe Mid Cap Fund, Mr. Washkowiak has served as a Portfolio Manager of the Fund since February 2016. Mr Washkowiak serves as a member of the Mid-Cap Investment Team. His responsibilities include investment research and portfolio management. Mr. WashKowiak has 21 years of experience in the financial industry. Prior to joining Fairpointe Capital LLC in 2015, he was managing a hedge fund at BW Opportunity Partners, LP, focusing on small and mid-cap investments. Mr. Washkowiak spent thirteen years as a research analyst and portfolio manager at Talon Asset Management, Inc. and was a member of the investment committee. At Talon, Mr. Washkowiak worked with Ms. Zerhusen as an analyst and assistant portfolio manager on the mid-cap strategy. Mr. Washkowiak received a B.A. in Finance from Illinois State University and is a Chartered Financial Analyst (CFA).
ASTON/LMCG Small Cap Growth Fund

Andrew Morey, CFA	Portfolio Manager of ASTON/LMCG Small Cap Growth Fund since the Fund’s inception in November 2010. Mr. Morey, portfolio manager for LMCG’s Small-and Small/Mid-Cap Growth investment strategies, joined LMCG in February 2012. Mr. Morey has 20 years of investment management experience and prior to joining LMCG, he served as portfolio manager at Crosswind Investments, LLC for Crosswind’s Small-and Small/Mid-Cap investment strategies. Previously, Mr. Morey was the founder and a portfolio manager of Tartan Partners, LLC from 2005 to 2007. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management as a portfolio manager, and at Gabelli & Co. as a research analyst. Mr. Morey holds the Chartered Financial Analyst designation.

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ASTON/LMCG Emerging Markets Fund

Gordon Johnson, PhD, CFA	Lead Portfolio Manager since the Fund’s inception in March 2013. Mr. Johnson is a lead portfolio manager of the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Mr. Johnson spent six years at Evergreen Investments Group, where he served as senior portfolio manager and Senior Vice President/Director for the firm’s Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Shannon Ericson, CFA	Co-Portfolio Manager since the Fund’s inception in March 2013. Ms. Ericson is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Ms. Ericson spent six years at Evergreen Investments Group, where she served as Vice President, Quantitative Equities Analyst for the firm’s Global Structured Products group. Ms. Ericson had previously spent six years at Independence International Associates, Inc., where she served as Vice President, Quantitative International Equities, and four years at Mellon Trust Company.

Vikram Srimurthy, PhD, CFA	Co-Portfolio Manager since the Fund’s inception in March 2013. Mr. Srimurthy is a portfolio manager and analyst for the LMCG Emerging Markets strategy. Prior to joining LMCG in August 2006, Mr. Srimurthy spent six years at Evergreen Investments Group, where he served as Vice President for the firm’s Global Structured Products group and was primarily responsible for quantitative research and developing custom portfolio construction tools.
ASTON/Silvercrest Small Cap Fund

Roger W. Vogel, CFA	Portfolio Manager since the Fund’s inception in December 2011. Mr. Vogel is a Managing Director of Silvercrest and has been the lead portfolio manager for Silvercrest’s value equity investment strategies, including its small cap investment strategy, since he joined Silvercrest in April of 2002. Prior to Silvercrest, Mr. Vogel was a Managing Director at Credit Suisse Asset Management where he co-managed both small-cap and large-cap portfolios. He arrived at Credit Suisse as a result of the merger with Donaldson, Lufkin and Jenrette, where he worked since 1993 in a similar capacity. Previously, Mr. Vogel was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust.
ASTON/DoubleLine Core Plus Fixed Income Fund

Jeffrey E. Gundlach	Lead Portfolio Manager since the Fund’s inception in July 2011. Mr. Gundlach is lead portfolio manager of the DoubleLine Core Plus Fixed Income investment strategy. Mr. Gundlach is the founder of DoubleLine and has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. For the five-year period prior to founding DoubleLine, Mr. Gundlach was Chief Investment Officer and Group Managing Director for Trust Company of the West (“TCW”). He was also President and Chief Investment Officer for TCW Asset Management Company.

Philip A. Barach	Portfolio Manager since the Fund’s inception in July 2011. Mr. Barach is President of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Mr. Barach assists in overseeing the implementation of the Fund’s overall strategy. For the five-year period prior to founding DoubleLine, Mr. Barach was Group Managing Director at TCW, where he partnered with Mr. Gundlach to manage over $70 billion in fixed income assets.

Bonnie Baha, CFA	Portfolio Manager since the Fund’s inception in July 2011. Ms. Baha is a portfolio manager of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Ms. Baha manages the global developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Baha was a Managing Director at TCW.

Luz M. Padilla	Portfolio Manager since the Fund’s inception in July 2011. Ms. Padilla is portfolio manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.

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ASTON/TCH Fixed Income Fund

Alan M. Habacht	Co-Portfolio Manager of the Fund since December 2006. Mr. Habacht is a principal of TCH. Mr. Habacht has over 35 years of investment experience. Before joining TCH, he served as Senior Vice President and portfolio manager for INVESCO Capital Management. He received his BA in Finance from Boston University.

William J. Canida, CFA	Co-Portfolio Manager of the Fund since December 2006. Mr. Canida is a principal of TCH. Mr. Canida has over 30 years of investment experience. Prior to joining TCH, he served as Vice President and Senior Investment Officer for Harris Trust Company of Florida. Mr. Canida received his BA and his MBA from Indiana University. He has also attended the National Graduate Trust School of Northwestern University. Mr. Canida holds the Chartered Financial Analyst designation.

Scott M. Kimball, CFA	Co-Portfolio Manager of the Fund since February 2013. Mr. Kimball is a portfolio manager at TCH. Mr. Kimball joined TCH in 2007 and the TCH portfolio management team in 2011. In his current role he is responsible for implementing the team’s strategies and monitoring the return objectives and guidelines set forth for client accounts. He has over eight years of investment experience and has previously worked with Merrill Lynch and Charles D. Hyman and Company. Mr. Kimball graduated from Stetson University in 2003 and holds the Chartered Financial Analyst designation.

Daniela M. Mardarovici, CFA	Co-Portfolio Manager of the Fund since February 2015. Ms. Mardarovici has been a portfolio manager at TCH since 2012. Ms. Mardarovici was previously a portfolio manager at BMO Asset Management Corp. from 2005 to 2011. Ms. Mardarovici has a BS in Finance and Economics from the University of Nebraska and holds the Chartered Financial Analyst designation.

Janelle E. Woodward, CFA	Co-Portfolio Manager of the Fund since January 2016. Ms. Woodward is a portfolio manager at TCH and the President of TCH. Ms. Woodward joined TCH in 2007, holding prior roles as Chief Operating Officer, Director of Research, and Research Analyst. Prior to joining TCH, Ms. Woodward was an Assistant Vice President for Ashton Partners. Ms. Woodward earned a BS in Finance from Taylor University and she holds the Chartered Financial Analyst designation.

Frank J. Reda	Co-Portfolio Manager of the Fund since January 2016. Mr. Reda is a portfolio manager at TCH and the Director of Trading for TCH. He joined the firm in 2001. Prior to joining TCH, he served as a trading clerk at the Chicago Mercantile Exchange. Mr. Reda earned a BS in Economics and Finance from Barry University and an MS in Finance from Florida International University. He holds the Chartered Market Technician (CMT) designation.
ASTON/Lake Partners LASSO Alternatives Fund

Frederick C. Lake	Co-Portfolio Manager of the Fund since the Fund’s inception in April 2009. Mr. Lake is the Co-Chairman and Treasurer of Lake Partners, which he co-founded in 1989. Mr. Lake has over 30 years of experience in the investment industry. He directs research and portfolio management of investment programs using multiple mutual funds and alternative mutual funds. Mr. Lake received a BA from Harvard University.

Ronald A. Lake	Co-Portfolio Manager of the Fund since the Fund’s inception in April 2009. Mr. Lake is the Co-Chairman and President of Lake Partners, which he co-founded in 1989. Mr. Lake is editor-in-chief of Evaluating and Implementing Hedge Fund Strategies. He has over 30 years of investment experience. He is responsible for asset allocation, investment strategy and supervision of multi-manager programs focusing on alternative investments, or integrating alternative and traditional investments. Mr. Lake received a BA from Harvard University and an MCRP in public policy from Harvard University.
ASTON/Anchor Capital Enhanced Equity Fund

Ronald L. Altman	Lead Portfolio Manager of the Fund since the Fund’s inception in January 2008. Mr. Altman joined Anchor Capital in June 2012 as Senior Vice President and Senior Portfolio Manager. Prior to Anchor Capital, Mr. Altman was a Portfolio Manager of the enhanced equity strategy at M.D. Sass Investors Services, Inc., the previous subadviser to the Fund. From 2005 to 2009, Mr. Altman was a Partner and Portfolio Manager of the enhanced equity income strategy at MB Investment Partners, Inc. Mr. Altman has over 40 years of experience in the investment research and money management business in various positions.

Adam D. Neves	Co-Portfolio Manager of the Fund since February 2014. Mr. Neves is Assistant Vice President of Anchor Capital. Mr. Neves joined Anchor Capital in June 2012 as a trader for the Enhanced Equity Fund. Prior to Anchor Capital, Mr. Neves was a European institutional equity salesperson for Canaccord Genuity from 2009-2012. From 2008 to 2009, he worked alongside Mr. Altman on the Enhanced Equity Fund while at MB Investment Partners, Inc. Mr. Neves received his BS in Business Administration from Northeastern University in 2005.

David J. Watson	Co-Portfolio Manager of the Fund since February 2014. Mr. Watson is Senior Vice President of Anchor Capital. Mr. Watson has been with Anchor Capital since 2001 as an analyst for the firm’s various strategies. Mr. Watson received his MBA in Finance from the University of California in 2000.

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ASTON/Barings International Fund

David Bertocchi, CFA	Portfolio Manager of the Fund since April 2008. Mr. Bertocchi joined Barings in 2000 and was appointed Divisional Director in 2004. With over 10 years of investment experience, Mr. Bertocchi is a member of the World Equity Group at Barings and is responsible for international equity, focused on EAFE markets, and global portfolios. In 2010 he was appointed to the Strategic Policy Group at Barings, the company’s global macro research and asset allocation team. Previously, he managed the Baring Global Equity Unit Trust and the global institutional funds. He is a past member of Barings European and UK equity teams. Mr. Bertocchi holds an MBA from London Business School and a BS in Mechanical Engineering from the University of Calgary (Canada). He holds the Chartered Financial Analyst designation. Mr. Bertocchi is a member of the Board of the CFA Society of the UK and also serves on the Council of Examiners of the CFA Institute.
ASTON/Guardian Capital Global Dividend Fund

Mr. Srikanth Iyer	Portfolio Manager since the Fund’s inception in April 2014. Mr. Iyer is a Managing Director and Head of Systematic Strategies at Guardian. Mr. Iyer joined Guardian Capital in 2001 to help lead the development and implementation of its proprietary systematic equity portfolio management strategy. Mr. Iyer graduated with a Bachelor of Commerce from the University of Bombay in 1989, earned his Chartered Cost and Works Accountant (India) designation in 1990 and his MBA (Applied Finance) from Rutgers Graduate School of Management in 1994.

Fiona Wilson, MBA, CFA	Portfolio Manager since the Fund’s inception in April 2014. Ms. Wilson is a portfolio manager for Systematic Strategies at Guardian. Ms. Wilson joined Guardian in 2011 as a portfolio manager in the systematic strategies team. From 2006 to 2011, Ms. Wilson owned and operated an independent financial consulting practice. Ms. Wilson graduated with a Bachelor of Arts degree from the University of Western Ontario in 1985 and obtained her Honours Bachelor of Commerce and MBA degrees from the University of Windsor in 1987 and 1989, respectively. Ms. Wilson holds the Chartered Financial Analyst designation.
ASTON/Pictet International Fund

Fabio Paolini, CFA	Lead Portfolio Manager since the Fund’s inception in April 2014. Mr. Paolini joined PAM in 1997 and is Head of EAFE Equities in the Developed Equities team, with a focus on European Equities. Mr. Paolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a Chartered Financial Analyst (CFA).

Swee-Kheng Lee, PhD	Co-Portfolio Manager since the Fund’s inception in April 2014. Ms. Lee is a Senior Investment Manager in the Developed Equities team at PAM, with specific responsibility for EAFE and Asian Equities. Ms. Lee joined PAM in 2007. Ms. Lee has a BA in Philosophy, Politics and Economics and a PhD in Economics from Oxford University. She is also an Associate member of the UK Society of Investment Professionals (“UKSIP”).

Benjamin Beneche, CFA	Co-Portfolio Manager since the Fund’s inception in April 2014. Mr. Beneche is an Investment Manager in the EAFE Equities team at PAM. Mr. Beneche joined PAM in 2008. Mr. Beneche graduated from York University with a first class honours degree in Economics and Economic History. He also holds the Investment Management Certificate (IMC) and holds the Chartered Financial Analyst designation.
ASTON/Harrison Street Real Estate Fund

James H. Kammert, CFA	Portfolio Manager of the Fund since June 2011. Mr. Kammert is a principal and portfolio manager as well as a member of the Board of Managers of HSS. Mr. Kammert co-founded HSS in March 2005. Mr. Kammert is responsible for managing the public real estate securities portfolios of HSS. Mr. Kammert joined HSS in August 2005. From 2003 through mid-2005, Mr. Kammert was Director of Research for European Investors, Inc. Prior to joining European Investors, Mr. Kammert was Vice President and co-head of Goldman Sachs & Co.’s U.S. REIT research team for over four years. Mr. Kammert graduated from Lafayette College with a BA in Economics & Business and earned an MBA from the University of Chicago. Mr. Kammert holds the Chartered Financial Analyst designation and is a CPA.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

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MANAGEMENT FEES

Fund Name	Management Fee	Management Fee Paid for Fiscal Year Ended 10/31/15
	(as a percentage of net assets)	(as a percentage of net assets)
ASTON/Montag & Caldwell Growth Fund	First $800 million 0.80% Over $800 million up to $6 billion 0.60% Over $6 billion up to $12 billion 0.55% Over $12 billion 0.50%	0.65%
ASTON/Herndon Large Cap Value Fund (b)	0.70%*	0.83%
ASTON/Cornerstone Large Cap Value Fund	0.70%*	0.80%
ASTON/Fairpointe Focused Equity Fund (a)	0.80%	0.00%
ASTON/River Road Dividend All Cap Value Fund	0.70%	0.70%
ASTON/River Road Dividend All Cap Value Fund II	0.70%	0.70%
ASTON/Fairpointe Mid Cap Fund	First $100 million 0.80% Next $300 million 0.75% Over $400 million 0.70%	0.70%
ASTON/Montag & Caldwell Mid Cap Growth Fund (a)	0.85%	0.00%
ASTON/River Road Select Value Fund	1.00%	1.00%
ASTON/River Road Small Cap Value Fund	0.90%	0.90%
ASTON/River Road Independent Value Fund (a)	1.00%	0.98%
ASTON/LMCG Small Cap Growth Fund (a)	1.00%	0.82%
ASTON/Silvercrest Small Cap Fund (a)	1.00%	0.93%
ASTON/DoubleLine Core Plus Fixed Income Fund (a), (c)	0.55%	0.44%
ASTON/TCH Fixed Income Fund (a)	0.55%	0.31%
ASTON/Lake Partners LASSO Alternatives Fund (a )	1.00%	0.98%
ASTON/Anchor Capital Enhanced Equity Fund	0.70%	0.70%
ASTON/River Road Long-Short Fund (b)	1.20%	1.22%
ASTON/Barings International Fund (a)	1.00%	0.29%
ASTON/Guardian Capital Global Dividend Fund (a)	0.80%	0.00%
ASTON/LMCG Emerging Markets Fund (a)	1.05%	0.00%
ASTON/Pictet International Fund (a)	0.90%	0.38%
ASTON/Harrison Street Real Estate Fund (a)	1.00%	0.17%
ASTON/Montag & Caldwell Balanced Fund (a)	0.75%	0.51%

* Effective January 1, 2016, the management fee was reduced from 0.80% of the Fund’s average daily net assets to 0.70% of the Fund’s average daily net assets.

(a) Taking into account fee waivers then in effect.

(b) For the fiscal year ended October 31, 2015, the Adviser was reimbursed by the Fund for recoupment of prior year fee waivers.

(c) The Subadviser will waive a portion of the subadvisory fee in an amount equal to the fee earned by the Subadviser from an affiliated fund that is attributable to the Fund’s assets invested in the affiliated fund, if any, and the Adviser will waive a portion of its management fee equal to the amount waived by the Subadviser.

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PERFORMANCE OF SUBADVISERS IN SIMILAR ACCOUNTS

Performance of Fairpointe in Similar Accounts (Focused Equity Strategy)

The following tables show the performance of a composite of all fully discretionary accounts managed by Fairpointe in the Focused Equity strategy. As of December 31, 2015, the composite was comprised of 16 accounts and had assets of $30.6 million. Non-fee paying accounts represented 10% of the composite in 2011, 9.8% in 2012, and 8.6% in 2013. The investment objective, policies and strategies of the ASTON/Fairpointe Focused Equity Fund are substantially similar to those of the accounts comprising the composite

The performance of the composite does not represent the historical performance of the ASTON/Fairpointe Focused Equity Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting investment management fees and other fees and expenses (including sales loads) incurred by the accounts from gross returns. Gross returns are calculated in accordance with Global Investment Performance Standards (GIPS®). In addition, the accounts for which performance is presented are not subject to the same types of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

The accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended (“the Code”), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Return

Year end	Fairpointe Focused Equity Composite	Russell 1000 Index
2015	(10.36)%	0.92%
2014	8.32%	13.24%
2013	47.25%	33.11%
2012	18.53%	16.42%
2011(a)	(0.13)%	(2.46)%

(a) Return is cumulative and is computed from August 1, 2011.

Average Annual Total Return

(For the periods ended December 31, 2015)

Period	Fairpointe Focused Equity Composite	Russell 1000 Index
One Year	(10.36)%	0.92%
Three Years	12.66%	15.01%
Since Inception(a)	12.65%	13.17%

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Performance of LMCG in Similar Accounts (Emerging Markets Strategy)

The following tables show the performance of a composite of all fully discretionary accounts managed by LMCG in the Emerging Markets strategy (the “Strategy”), including the ASTON/LMCG Emerging Markets Fund. As of December 31, 2015, the composite was comprised of 7 accounts and had assets of $1.2 billion. For the period from the inception of the composite through 2011, the composite was comprised of a single, non-fee paying affiliated account with average assets of approximately $0.6 million. The investment objective, policies and strategies of the ASTON/LMCG Emerging Markets Fund are substantially similar to those of the accounts comprising the composite.

The performance of the composite does not represent the historical performance of the ASTON/LMCG Emerging Markets Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting investment management fees and other fees and expenses (including sales loads) of the accounts from gross returns. Gross returns are calculated in accordance with GIPS®. In addition, the accounts for which performance is presented are not subject to the same types of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Code, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Return

Year end	LMCG Emerging Markets Composite	MSCI Emerging Markets Index
2015	(18.60)%	(14.92)%
2014	0.99%	(2.19)%
2013	(3.00)%	(2.60)%
2012	24.34%	18.13%
2011	(15.24)%	(18.35)%
2000	21.15%	18.88%
2009	85.61%	78.51%
2008	(51.56)%	(53.33)%
Average Annual Total Return

(For the periods ended December 31, 2015)

Period	LMCG Emerging Markets Composite	MSCI Emerging Markets Index
One Year	(18.60)%	(14.92)%
Five Years	(3.42)%	(4.80)%
Since Inception(a)	(1.10)%	(3.15)%

(a) Since Inception return is computed from 1/1/08.

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Performance of Guardian in Similar Account (Guardian Global Dividend Strategy)

The following tables show the performance of a composite of all fully discretionary accounts managed by Guardian in the Guardian Global Dividend strategy, as compared to the performance of a broad-based securities market index. As of December 31, 2015, the composite was comprised of 5 accounts and had assets of $441.4 million. The investment objective, policies and strategies of the ASTON/Guardian Capital Global Dividend Fund are substantially similar to those of the accounts comprising the composite.

The performance of the composite does not represent the historical performance of the ASTON/Guardian Capital Global Dividend Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting investment management fees and other fees and expenses (including sales loads) incurred by the accounts from gross returns. Gross returns are calculated in accordance with GIPS®. In addition, the accounts for which performance is presented are not subject to the same types of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Return

Year end	Guardian Global Dividend Composite	MSCI World Index
2015	(1.36)%	(0.87)%
2014	6.01%	4.94%
2013	15.01%	26.68%
2012	8.79%	15.86%
2011	2.75%	(5.54)%
2010	14.48%	11.76%
2009	35.22%	29.99%
2008	(34.34)%	(40.71)%
2007	12.25%	(9.04)%

Average Annual Total Return

(For the periods ended December 31, 2015)

Period	Guardian Global Dividend Composite	MSCI World Index
One Year	(1.36)%	(0.87)%
Five Years	6.56%	7.59%
Since Inception(a)	5.42%	3.42%

(a) Since Inception return is computed from January 1, 2007.

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Performance of Pictet Asset Management in Similar Accounts (EAFE Core Strategy)

The following tables show the performance of a composite of all fully discretionary accounts managed by Pictet Asset Management in the EAFE Core strategy, as compared to the performance of a broad-based securities market index. As of December 31, 2015, the composite was comprised of 13 accounts and had assets of $2.3 billion. The investment objective, policies and strategies of the ASTON/Pictet International Fund are substantially similar to those of the accounts comprising the composite.

The performance of the composite does not represent the historical performance of the ASTON/Pictet International Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting investment management fees and other fees and expenses (including sales loads) incurred by the accounts from gross returns. Gross returns are calculated in accordance with Global Investment Performance Standards (GIPS®). In addition, the accounts for which performance is presented are not subject to the same types of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

The accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Return

Year end	Pictet EAFE Core Composite	MSCI EAFE Index
2015	6.50%	(0.81)%
2014	(10.66)%	(4.90)%
2013	24.35%	22.78%
2012	23.33%	17.32%
2011	(14.26)%	(12.14)%
2010	11.58%	7.75%
2009	41.13%	31.78%
2008	(50.58)%	(43.38)%
2007	12.52%	11.17%
2006	36.60%	26.34%
2005	21.93%	13.54%
2004	26.96%	20.25%

Average Annual Total Return

(For the periods ended December 31, 2015)

Period	Pictet EAFE Core Composite	MSCI EAFE Index
One Year	6.50%	(0.81)%
Five Years	4.58%	3.60%
Ten Years	4.11%	3.03%
Since Inception(a)	6.53%	4.65%

(a) Since Inception return is computed from August 31, 1995.

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Shareholder Information

OPENING AN ACCOUNT

■	Read this prospectus carefully.

■	Determine how much you want to invest. The minimum initial and subsequent investment requirements for the applicable class of each Aston Fund are as follows:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs) (except R Class)	$1,000	$50
Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts (except ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Lake Partners LASSO Alternatives Fund and ASTON/River Road Dividend All Cap Value Fund II)	$1 Million	$50
Class I—ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Lake Partners LASSO Alternatives Fund and ASTON/River Road Dividend All Cap Value Fund II	$100,000	$50
Class R—Retirement Plans	$2,500	$50

Class R shares are sold primarily to qualified retirement plans, retirement savings programs and other similar programs offered primarily through financial intermediaries. Contact your financial representative or plan sponsor.

■	Minimum investment requirements may be waived:

■

For investments by current or retired officers and Trustees of the Trust and other funds of the AMG Fund Complex, employees of the Subadvisers, as well as their respective family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons.

■

By means of a “letter of intent” from an investor or financial adviser/consultant expressing intent to purchase shares over a specified period of time to meet the minimum investment requirement (Class I only).

■

For certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own accounts or for the accounts of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers.

■

For individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Fund shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved financial intermediaries.

■	By the Trust at its discretion.

■	Balances within the same Fund may be aggregated to meet the Class I minimum initial investment requirements for the accounts of:

■	Clients of a financial adviser/consultant or clients of a financial intermediary that acts in an advisory capacity.
■	Immediate family members (i.e., an individual’s spouse, parents, children, siblings and in-laws).
■	A corporation or other legal entity.

■

For Class N and Class I shareholders, complete the account application and carefully follow the instructions. If you have any questions, please call 800-992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges, and to avoid any delay and inconvenience of needing to request these in writing at a later date.

■	For Class R shareholders, complete the account application through your financial representative.

■

Purchase, exchange and redemption requests (each, an “Investment Request”) must be in “good order.” Investment Requests received in “good order” and processed before the New York Stock Exchange (the “NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Investment Requests received after that time receive the following business day’s NAV.

■	An Investment Request received that is not in “good order” will receive the NAV on the date the Investment Request is received in “good order.”

An Investment Request is in “good order” when:

■	The account number and Fund name are included;
■	The amount of the transaction is specified in dollars or shares;
■	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable;
■	Any required Medallion Signature Guarantees are included; and
■	Other supporting legal documents (as necessary) are present, including such “Requirements for Written Requests” as described later in this “Shareholder Information” Section.

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Make your initial investment using the following table as a guideline. If your Investment Request is your initial purchase into the Funds, your account number will be assigned to you upon the Funds’ receipt of the Investment Request in “good order.”

TO OPEN AN ACCOUNT (Class N and Class I shares only*)	TO ADD TO AN ACCOUNT ($50 MINIMUM) (All share Classes)
Buying Shares Through Your Financial Representative
■ Your financial representative is responsible for transmitting the order promptly.	■ Your financial representative is responsible for transmitting the order promptly.
Buying Shares By Mail: Aston Funds • P.O. Box 9765 • Providence, Rhode Island 02940 Buying Shares Via Overnight Delivery: Aston Funds • 4400 Computer Drive • Westborough, Massachusetts 01581

■   Complete and sign your application.

■   We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

■   Make checks payable to Aston Funds and mail them with your application to the address listed above.

■   We do not accept cash, traveler’s checks, temporary checks, post-dated checks, credit card courtesy checks or second/third party checks (which are checks made payable to someone other than the Funds, including you).

■   If you anticipate the need to make subsequent trades via telephone or via bank transfer (wire transfer or ACH transfer), please indicate that in the “Purchase, Exchange and Redemption Authorizations” section of your account application.

■   If you have indicated on your account application that you intend to make trades in your account via ACH bank transfer, please verify that your bank or credit union is a member of the ACH (Automated Clearing House).

■   Return the investment slip from a statement with your check in the envelope provided and mail to us at the above address.

■   We accept checks, bank drafts, money orders, wires and ACH for purchases. ACH transactions are also subject to a 15 calendar day holding period. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

■   Make checks payable to Aston Funds and mail them to the address listed above.

■   We do not accept cash, traveler’s checks, temporary checks, post-dated checks, credit card courtesy checks or second/third party checks (which are checks made payable to someone other than the Funds, including you).

■   For purchases via bank wire transfer or ACH transfer, give the following wire/ACH information to your bank:

The Bank of New York Mellon

For: Aston Funds

ABA #011001234

For: Aston Funds

A/C 0000733296

FBO “Aston Fund Number”

“Your Account Number”

“Your Name”

■   For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

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TO OPEN AN ACCOUNT (Class N and Class I shares only*)	TO ADD TO AN ACCOUNT ($50 MINIMUM) (All share Classes)
Buying Shares By Phone: 800-992-8151
■ You cannot open an account over the phone.

■   When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

■   To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday - Friday.

■   Trade authorizations via telephone or via bank must be valid and on file, as indicated on the “Purchase, Exchange and Redemption Authorizations” section of your account application.

■   For purchases via bank wire or ACH transfer, instruct your bank to wire or ACH transfer the amount of your investment and provide your bank with the below information. Your bank may charge a fee for wire or ACH transfers.

The Bank of New York Mellon

ABA #011001234

For: Aston Funds

A/C 0000733296

FBO “Aston Fund Number”

“Your Account Number”

“Your Name”

Buying Shares By Internet: www.astonfunds.com

(Class N shares only*)

■   To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

■   Open an account online by completing the Aston Funds online account application.

or

(Class N and Class I shares only*)

■   Download the appropriate account application(s) from the website. Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail”above.

■   Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

■   Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■   When you are ready to add to your account, access your account through Aston Funds’ website and enter your purchase instructions in the secure area for shareholders only called “Shareholder Account Access.” ACH purchases on the Internet may take 3 or 4 business days.

■   For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

*	Class R shares are sold primarily to qualified retirement plans, retirement savings programs and similar programs offered primarily through financial intermediaries. To open an account for Class R shares of an applicable Aston Fund, please contact your financial representative or plan sponsor. Class I shares are not eligible for the establishment of new accounts through the Trust’s website.

The Funds and their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

Other Aston Funds and share classes are available through separate prospectuses. Please call 800-992-8151 for more information.

EXCHANGING SHARES

When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax-advantaged account and may subject you to a redemption fee. After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800-992-8151 if you chose this option when you opened your account.

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In addition to exchanging into shares of other Aston Funds, you may also exchange Fund shares for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). The JPMorgan Fund is not offered by this prospectus. The JPMorgan Fund prospectus, including applicable investment minimums, is available by contacting the Trust by mail, through the Internet or by phone at 800-992-8151. Please read the JPMorgan Fund prospectus carefully before investing.

For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non-tax-advantaged account is generally subject to federal income tax on any appreciation on the shares exchanged.

The Trust reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege, subject to applicable law. All exchange requests must be in “good order.”

The Trust may allow eligible shareholders to convert their shares between classes within the same Fund, for example from Class I to Class N or vice versa, if offered in the shareholder’s state of residence. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the recognition by the investor of a capital gain or loss.

SELLING/REDEEMING SHARES

You can sell your shares to meet your changing investment goals or other needs. You may redeem Class R shares through your financial representative or directly from Aston Funds. All redemption requests must be in “good order.”

The following table shows guidelines for selling shares.

APPLIES TO:	TO SELL SOME OR ALL OF YOUR SHARES:
Selling Through Your Financial Representative
■ All share classes and accounts of any type.	■ Your financial representative is responsible for transmitting the order promptly.
Selling Shares By Mail: Aston Funds • P.O. Box 9765 • Providence, Rhode Island 02940 Selling Shares Via Overnight Delivery: Aston Funds • 4400 Computer Drive • Westborough, Massachusetts 01581

■   All share classes and accounts of any type.

■   For sales or redemptions of any size, please see the “Medallion Signature Guarantees” section later in this “Shareholder Information” section to determine if a Medallion Signature Guarantee is required for your transaction.

■   Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

■   Include all signatures and any additional documents that may be required. Signatures must be in original form, as photocopies are not accepted. Please see “Selling Shares in Writing” later in this “Shareholder Information” Section.

■   Mail to us at the address above.

■   A check will be mailed to the name(s) and address to which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■   Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” section.

Selling Shares By Phone: 800-992-8151
■ Class N and Class I non-retirement accounts. ■ Sales of up to $250,000 (for accounts with telephone account privileges).

■   For automated service 24 hours a day using your touch-tone phone, call 800-992-8151.

■   To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday - Friday.

■   A check will be mailed to the name(s) and address in which the account is registered. If you would like the check to be mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■   Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” Section.

■   The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The Funds make reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may incur from telephone requests.

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APPLIES TO:	TO SELL SOME OR ALL OF YOUR SHARES:
Selling Shares By Internet: www.astonfunds.com
■ Class N and Class I non-retirement accounts.

■   Complete the “Purchase, Exchange and Redemption Authorization“ section of your account application.

■   Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■   When you are ready to redeem a portion of your account, access your account through Aston Funds’ website and enter your redemption instructions in the secure area for shareholders only called “Shareholder Account Access.“ A check for the proceeds will be mailed to you at your address of record.

■   Proceeds may also be sent by wire or ACH .Please see ”Other Features“ later in this ”Shareholder Information“ section.

The Funds and their agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

Selling Shares in Writing

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

Medallion Signature Guarantees

■	We require Medallion Signature Guarantees if:

■	Your address of record has changed within the past 30 days;
■

You are selling more than $250,000 worth of shares (exceptions may apply for ASTON/Montag & Caldwell Growth Fund Class I, ASTON/Montag & Caldwell Balanced Fund Class I, and ASTON/Montag & Caldwell Mid Cap Growth Fund Class I); or

■

You are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than by wire or ACH sent to the bank account of the registered owner(s).

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■	What is a Medallion Signature Guarantee?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $250,000. The three recognized Medallion Programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Seller	Requirements for Written Requests
Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts

■   Letter of instruction

■   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■   Medallion Signature Guarantee, if applicable (see above)

Owners of corporate or association accounts

■   Letter of instruction

■   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■   Medallion Signature Guarantee, if applicable (see above)

Owners or trustees of trust accounts

■   Letter of instruction

■   On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

■   If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

■   Medallion Signature Guarantee, if applicable (see above)

Joint tenancy shareholders whose co-tenants are deceased

■   Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

■   Certified copy of death certificate

■   Medallion Signature Guarantee, if applicable (see above)

Executors of shareholder estates

■   Letter of instruction signed by executor must be in original form, as photocopies are not accepted

■   Certified copy of order appointing executor

■   Medallion Signature Guarantee, if applicable (see above)

Administrators, conservators, guardians and other sellers or account types not listed above	■ Call 800-992-8151 for instructions ■ Medallion Signature Guarantee, if applicable (see above)
IRA accounts	■ IRA distribution request form completed and signed. Call 800-992-8151 for a form, or download a form from our website, www.astonfunds.com.

In addition to the situations described above, the Trust may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features

The following other features are also available to buy and sell shares of the Funds.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

■

You must authorize the Trust to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.

■	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees it may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

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Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

■

You must authorize the Trust to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.

■	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
■	There is no fee to your mutual fund account for this transaction.

Redemptions in Kind

The Funds have elected, under Rule 18f-1 under the 1940 Act, to pay sales proceeds in cash up to $250,000 or 1% of each Fund’s total value, whichever is less, during any 90-day period to any one shareholder.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of a Fund. This is called “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax-advantaged account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when the sales proceeds are paid in cash. In addition, you will bear market risk with respect to any securities received pursuant to a redemption in kind until such securities are sold.

Involuntary Redemptions

To reduce expenses, we may convert your Fund position(s), redeem your Fund position(s) and/or close your Fund position(s) if the balance in your fund position(s) falls below the required investment minimum due to transaction activity or for any other reason. We may convert your position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert, redeem, or close your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions.

TRANSACTION POLICIES

Calculating Share Price

When you buy, exchange, or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. ET) by dividing the net assets of the class by the number of shares outstanding of that share class. Currently, the Funds observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. EST. Generally, securities are priced using market quotes or, for debt securities, evaluated prices obtained from independent pricing services. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Trust’s Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, a Fund’s value for a security may be different from the last quoted market price. Fair value pricing for certain types of securities in which a Fund may invest, including prices received from pricing services, is inherently a process of estimates and judgments. Changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the market place, resulting in potentially greater net asset value volatility. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time when their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Trust’s Board of Trustees.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Certain Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

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Execution of Requests

Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Investment requests are executed at the NAV next calculated after the Trust or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests for each Fund must be received by the close of regular trading on the NYSE (typically, 4:00 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds may be delayed up to seven days and this usually applies to very large trades without notice, excessive trading or unusual market conditions. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of each Fund can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to “freeze” or redeem your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

The Trust reserves the right to:

■	Refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
■	Suspend the offering of Fund shares;
■	Change the initial and additional investment minimums or waive these minimums for any investor;
■	Delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum charge of $20 will be assessed if any check used to purchase shares is returned; and
■	Change, withdraw or waive various services, fees and account policies.

Customer Identification Program

Federal law requires the Trust to obtain, verify and record identifying information for each investor who opens or reopens an account with the Trust. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law and its customer identification program, the Trust reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Trust or to involuntarily redeem an investor’s shares at the current share price and close an account in the event that an investor’s identity is not verified within 90 days, regardless of the type of account. This may cause shares in the investor’s account to be redeemed at a loss. If the Trust liquidates your account due to insufficient information as it relates to customer identification procedures, the liquidation may be taxable to you for federal income tax purposes. The Trust and its agents will not be responsible for any loss or adverse tax effect in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading

The Funds are designed for long-term investors. The Funds discourage and do not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders, and may disrupt portfolio management. For example, a Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for a Fund if it invests in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small-cap securities). Thus, such trading may negatively impact a Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Trust’s Board of Trustees has adopted policies and procedures that seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to a Fund. These policies and procedures include the following:

■	Certain Funds have adopted a redemption fee of 2.00% for shares that are held less than 90 calendar days;
■

The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices; and the Funds reserve the right to:

■	Reject any purchase, including exchange purchases that could adversely affect the Funds or their operations.
■	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds.
■	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term or excessive trading.
■	Permanently prevent future purchases and exchanges from occurring in accounts where short-term or excessive trading is apparent.
■	Delay sending redemption proceeds for up to seven days (generally applies in cases of very large redemptions, excessive trading, or during unusual market conditions).
■

Suspend redemptions as permitted by law (e.g., in emergency situations). In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control.

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The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary’s future access to the Funds, up to and including terminating the selling agreement with the intermediary. There is no assurance that the Funds’ policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Redemption Fees

The following Funds assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase: ASTON/Barings International Fund, ASTON/LMCG Emerging Markets Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/Pictet International Fund and ASTON/Harrison Street Real Estate Fund.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds’ policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities or for other reasons, certain broker-dealers, banks, plan administrators and other intermediaries may not track and collect redemption fees at this time, or their methods for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds’ redemption fee policies and procedures will be effective in limiting or deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemption of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable to assess redemption fees or do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds’ administrator believes it to be in the best interest of the Funds and in accordance with the Funds’ policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

■	After every transaction that affects your account balance (except for dividend reinvestments, Automatic Investment Plans or Systematic Withdrawal Plans); and
■	After any change of name or address of the registered owner(s).

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions your Fund has paid to you during the year.

The Trust may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders

To help reduce Fund expenses and environmental waste, the Trust combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800-992-8151.

Distributions

The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund’s investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

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Dividends

The following table shows the Funds’ dividend and distribution schedules.

Distribution Schedule
Funds	Dividends, if any	Capital Gains Distributions, if any
ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II and ASTON/TCH Fixed Income Fund	■ Declared and paid monthly	■ Distributed at least once a year, generally in December
ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Montag & Caldwell Balanced Fund and ASTON/Guardian Capital Global Dividend Fund	■ Declared and paid quarterly	■ Distributed at least once a year, generally in December
All Other Funds	■ Declared and paid annually	■ Distributed at least once a year, generally in December

Dividend Reinvestments

Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

Uncashed Checks

Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time, which varies by state.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan (Class N Shares only)

The Automatic Investment Plan (“AIP”) allows you to set up a scheduled transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the AIP investment amount (the minimum AIP investment amount is $50), and you can terminate the program at any time. The minimum initial investment for accounts containing an AIP instruction is the same as all other accounts. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Website

The Trust maintains a website located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds’ NAVs through our website. Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

The Trust has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our website.

Systematic Withdrawal Plan (Class N Shares only)

This plan may be used for periodic withdrawals (at least $50, by check or ACH) from your account. To take advantage of this feature you must:

■	Have at least $50,000 in your account;
■	Determine the schedule: monthly, quarterly, semi-annually or annually; and
■	Call 800-992-8151 to add a Systematic Withdrawal Plan to your account.

Retirement Plans and Education Savings Accounts (Class N and Class R Shares, as applicable)

The Trust offers a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs for Class N and Class R shareholders. The Trust also offers Education Savings Accounts for Class N shareholders, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30 per shareholder), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800-992-8151.

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DISTRIBUTION AND SERVICES PLAN 12b-1 FEES

In order to pay for the cost of promoting the Funds and servicing your shareholder account, the Funds have adopted a Rule 12b-1 plan for Class N and Class R shares. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund’s Class N shares’ average daily net assets and 0.50% of Class R shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and administrative services provided to Fund shareholders. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

PAYMENTS TO INTERMEDIARIES

In addition to payments under a Rule 12b-1 plan, the Funds may bear costs associated with compensating intermediaries that perform sub-transfer agency, sub-accounting and/or shareholder services for Fund shareholder accounts. Aston may also compensate intermediaries that distribute and/or service investors in the Funds out of its own assets and not as an additional charge to the Funds. Additional payments to intermediaries may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The additional payments may differ for each Fund within the Aston Funds family of funds, including within the same intermediary, and across intermediaries, or within the same Fund at the same intermediary.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Subadvisers attempt to obtain the best possible price and most favorable execution of transactions in portfolio securities. There may be times when a Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadvisers generally determine in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadvisers consider, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Taxes

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI. If you have any tax-related questions relating to your investment in an Aston Fund, please consult your tax adviser.

For federal income tax purposes:

■

Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-advantaged retirement plan. Distributions to you from a qualified tax-advantaged retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. In addition, backup withholding tax (see below) may apply to dividends, distributions and redemption proceeds received by a qualified tax-advantaged retirement plan unless the required certification is provided to Aston Funds. To the extent Fund shares are not held in a qualified tax-advantaged retirement plan, the following federal income tax consequences will generally apply. Please consult with your plan administrator regarding the tax status of your retirement plan.

■

The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. We will send you a statement with the federal income tax status of your dividends and distributions for the prior calendar year generally by February 15.

■	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

■

Distributions of qualified dividend income (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares, and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the ASTON/Harrison Street Real Estate Fund’s distributions will be eligible for qualified dividend income treatment.

■

If a Fund receives dividends from another investment company that qualifies as a regulated investment company under the Code, including an ETF, and the investment company designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the investment company.

■

Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

■

ASTON/Lake Partners LASSO Alternatives Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you.

■

Generally, the character of the dividends and distributions a Fund receives from another investment company will “pass through” to you, subject to certain exceptions, as long as the Fund and the investment company each qualify as a regulated investment company under the Code.

■

Some of a Fund’s investments may be subject to special provisions of the Code that may increase the amount of gain recognized by the Fund, defer the Fund’s losses, accelerate the Fund’s recognition of gain, affect the character of such income and affect the amount, timing and type of distributions from the Fund, which may increase the amount of taxes payable by you.

■

Distributions declared in October, November or December to shareholders of record during one of those months and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

■

When you sell shares or exchange shares for shares of another Fund (other than shares held in a tax-advantaged account), it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

■

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

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■

If you do not provide the Trust with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

■

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

■

If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

■

A Fund’s ability to invest in some investments, including certain ETFs that invest in the commodities market and commodity-linked instruments, may be significantly limited by the federal income tax rules applicable to regulated investment companies.

■

The Trust is required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of the Funds purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, Aston Funds will calculate and report cost basis information using its default method of average cost. If you hold shares of the Funds through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

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Financial Highlights

These financial highlights tables are intended to help you understand the Funds’ financial performance. The following schedules present financial highlights for one outstanding share of each Fund throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements as of October 31, 2015. The financial statements for the Funds have been audited by Ernst & Young LLP, whose report, along with those Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

ASTON/Montag & Caldwell Growth Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$29.59	$28.68	$25.31	$24.72	$22.92
Income from Investment Operations:
Net investment income	0.07 (a)	0.10 (a)	0.23 (a)	0.15 (a)	0.14 (a)
Net realized and unrealized gain on investments	2.06	2.93	5.07	2.45	1.83

Total from investment operations	2.13	3.03	5.30	2.60	1.97
Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.16)	(0.22)	(0.13)	(0.13)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.05)	(2.12)	(1.93)	(2.01)	(0.17)
Net increase (decrease) in net asset value	(2.92)	0.91	3.37	0.59	1.80
Net Asset Value, End of Period	$26.67	$29.59	$28.68	$25.31	$24.72
Total Return(b)	7.93%	10.98%	22.61%	11.40%	8.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$835,725	$1,344,317	$2,190,074	$1,908,663	$1,683,183
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.05%	1.03%	1.04%	1.05%	1.06%
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.03%	1.04%	1.05%	1.06%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.28%	0.34%	0.88%	0.60%	0.59%
After expense reimbursement and/or fee waiver by Adviser	0.28%	0.34%	0.88%	0.60%	0.59%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

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ASTON/Montag & Caldwell Growth Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$29.80	$28.87	$25.46	$24.85	$23.05
Income from Investment Operations:
Net investment income	0.14 (a)	0.17 (a)	0.30 (a)	0.21 (a)	0.21 (a)
Net realized and unrealized gain on investments	2.06	2.96	5.10	2.47	1.82

Total from investment operations	2.20	3.13	5.40	2.68	2.03
Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.24)	(0.28)	(0.19)	(0.19)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.18)	(2.20)	(1.99)	(2.07)	(0.23)
Net increase (decrease) in net asset value	(2.98)	0.93	3.41	0.61	1.80
Net Asset Value, End of Period	$26.82	$29.80	$28.87	$25.46	$24.85
Total Return(b)	8.21%	11.26%	22.95%	11.67%	8.82%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,344,231	$2,784,650	$3,035,623	$2,406,145	$1,749,183
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.80%	0.78%	0.79%	0.80%	0.81%
After expense reimbursement and/or fee waiver by Adviser	0.80%	0.78%	0.79%	0.80%	0.81%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.53%	0.59%	1.13%	0.85%	0.84%
After expense reimbursement and/or fee waiver by Adviser	0.53%	0.59%	1.13%	0.85%	0.84%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

ASTON/Montag & Caldwell Growth Fund – Class R Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$29.21	$28.33	$25.02	$24.45	$22.70
Income from Investment Operations:
Net investment income	0.01 (a)	0.03 (a)	0.16 (a)	0.09 (a)	0.08 (a)
Net realized and unrealized gain on investments	2.01	2.91	5.01	2.43	1.80

Total from investment operations	2.02	2.94	5.17	2.52	1.88
Less Distributions:
Distributions from and in excess of net investment income	(0.01)	(0.10)	(0.15)	(0.07)	(0.09)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.01)	(2.06)	(1.86)	(1.95)	(0.13)
Net increase (decrease) in net asset value	(2.99)	0.88	3.31	0.57	1.75
Net Asset Value, End of Period	$26.22	$29.21	$28.33	$25.02	$24.45
Total Return(b)	7.66%	10.74%	22.30%	11.10%	8.29%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,877	$7,701	$10,099	$8,771	$8,654
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.30%	1.28%	1.29%	1.30%	1.31%
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.28%	1.29%	1.30%	1.31%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.03%	0.09%	0.63%	0.35%	0.34%
After expense reimbursement and/or fee waiver by Adviser	0.03%	0.09%	0.63%	0.35%	0.34%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

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ASTON/Herndon Large Cap Value Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.08	$13.84	$11.73	$11.31	$10.39
Income from Investment Operations:
Net investment income	0.09 (a)	0.11 (a)	0.15 (a)	0.18 (a)	0.12	(a)
Net realized and unrealized gain (loss) on investments	(0.97)	1.49	2.40	0.91	0.81

Total from investment operations	(0.88)	1.60	2.55	1.09	0.93
Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.10)	(0.22)	(0.11)	(0.01)
Distributions from net realized gain on investments	(0.88)	(0.26)	(0.22)	(0.56)	—

Total distributions	(0.93)	(0.36)	(0.44)	(0.67)	(0.01)
Net increase (decrease) in net asset value	(1.81)	1.24	2.11	0.42	0.92
Net Asset Value, End of Period	$13.27	$15.08	$13.84	$11.73	$11.31
Total Return(b)	(6.10)%	11.67%	22.58%	10.39%	9.09%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,500	$13,997	$41,861	$20,832	$6,089
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.26%	1.23%	1.27%	1.41%	2.38%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.29%	1.30%	1.30%	1.30%	1.30%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.70%	0.84%	1.24%	1.44%	(0.05)%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.67%	0.77%	1.21%	1.55%	1.03%
Portfolio Turnover	62.28%	75.46%	69.51%	80.56%	189.70%

ASTON/Herndon Large Cap Value Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011(c)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.12	$13.87	$11.75	$11.33	$11.48
Income from Investment Operations:
Net investment income	0.13 (a)	0.15 (a)	0.19 (a)	0.21 (a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	(0.98)	1.48	2.39	0.91	(0.25)

Total from investment operations	(0.85)	1.63	2.58	1.12	(0.15)
Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.12)	(0.24)	(0.14)	—
Distributions from net realized gain on investments	(0.88)	(0.26)	(0.22)	(0.56)	—

Total distributions	(1.02)	(0.38)	(0.46)	(0.70)	—
Net increase (decrease) in net asset value	(1.87)	1.25	2.12	0.42	(0.15)
Net Asset Value, End of Period	$13.25	$15.12	$13.87	$11.75	$11.33
Total Return(b)	(5.88)%	11.94%	22.94%	10.69%	(1.31	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$112,040	$139,448	$80,534	$34,575	$11,881
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.01%	0.98%	1.02%	1.16%	2.13	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.04%	1.05%	1.05%	1.05%	1.05	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.95%	1.09%	1.49%	1.69%	0.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.92%	1.02%	1.46%	1.80%	1.28	%(e)
Portfolio Turnover	62.28%	75.46%	69.51%	80.56%	189.70	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	The commencement of investment operations for Herndon Large Cap Value Fund Class I shares is March 1, 2011.
(d)	Not annualized.
(e)	Annualized.

Prospectus  |    139

ASTON/Cornerstone Large Cap Value Fund – Class N Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.35	$13.74	$11.04	$10.04		$9.20
Income from Investment Operations:
Net investment income	0.13 (a)	0.11 (a)	0.09 (a)	0.10	(a)	0.12	(a)
Net realized and unrealized gain (loss) on investments	(1.67)	1.56	2.72	0.94		0.83

Total from investment operations	(1.54)	1.67	2.81	1.04		0.95
Less Distributions:
Distributions from and in excess of net investment income	(0.12)	(0.06)	(0.11)	(0.04)		(0.11)

Total distributions	(0.12)	(0.06)	(0.11)	(0.04)		(0.11)
Net increase (decrease) in net asset value	(1.66)	1.61	2.70	1.00		0.84
Net Asset Value, End of Period	$13.69	$15.35	$13.74	$11.04		$10.04
Total Return(b)	(10.17)%	12.17%	25.72%	10.43%		10.44%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$58,598	$60,683	$23,913	$21,105		$24,631
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%	1.30%	1.48%	1.58%		1.61%
After expense reimbursement and/or fee waiver by Adviser	1.28%	1.30%	1.30%	1.26	%(c)	1.14	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.89%	0.73%	0.53%	0.60%		0.80%
After expense reimbursement and/or fee waiver by Adviser	0.89%	0.73%	0.71%	0.92%		1.27%
Portfolio Turnover	57.64%	30.03%	58.24%	58.21%		59.07	%(d)

ASTON/Cornerstone Large Cap Value Fund – Class I Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.38	$13.78	$11.07	$10.05		$9.19
Income from Investment Operations:
Net investment income	0.17 (a)	0.15 (a)	0.12 (a)	0.11	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	(1.67)	1.54	2.73	0.96		0.84

Total from investment operations	(1.50)	1.69	2.85	1.07		1.00
Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.09)	(0.14)	(0.05)		(0.14)

Total distributions	(0.14)	(0.09)	(0.14)	(0.05)		(0.14)
Net increase (decrease) in net asset value	(1.64)	1.60	2.71	1.02		0.86
Net Asset Value, End of Period	$13.74	$15.38	$13.78	$11.07		$10.05
Total Return(b)	(9.88)%	12.33%	26.08%	10.66%		10.95%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$71,446	$103,228	$38,735	$5,397		$126
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.03%	1.05%	1.23%	1.33%		1.36%
After expense reimbursement and/or fee waiver by Adviser	1.03%	1.05%	1.05%	1.01	%(e)	0.89	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.14%	0.98%	0.78%	0.85%		1.05%
After expense reimbursement and/or fee waiver by Adviser	1.14%	0.98%	0.96%	1.17%		1.52%
Portfolio Turnover	57.64%	30.03%	58.24%	58.21%		59.07	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 1.07% to 1.19%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.30%.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(e)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 0.82% to 0.94%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.05%.

Prospectus  |    140

ASTON/Fairpointe Focused Equity Fund – Class N Year Ended October 31,	2015(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.06	(b)
Net realized and unrealized loss on investments	(0.73)

Total from investment operations	(0.67)
Net decrease in net asset value	(0.67)
Net Asset Value, End of Period	$9.33
Total Return(c)	(6.70	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,295
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.78	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.93	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.70	%(e)
Portfolio Turnover	0.91	%(d)(f)

ASTON/Fairpointe Focused Equity Fund – Class I Year Ended October 31,	2015(g)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.08	(b)
Net realized and unrealized loss on investments	(0.73)

Total from investment operations	(0.65)
Net decrease in net asset value	(0.65)
Net Asset Value, End of Period	$9.35
Total Return(c)	(6.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,162
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.53	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.90	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.68	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.95	%(e)
Portfolio Turnover	0.91	%(d)(f)

(a)	The commencement of investment operations for Fairpointe Focused Equity Fund Class N shares is December 23, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
(g)	The commencement of investment operations for Fairpointe Focused Equity Fund Class I shares is December 23, 2014.

Prospectus  |    141

ASTON/River Road Dividend All Cap Value Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$14.05	$13.99	$11.67	$10.68	$10.23
Income from Investment Operations:
Net investment income	0.21	0.42	0.30	0.31 (a)	0.29 (a)
Net realized and unrealized gain (loss) on investments	(0.20)	0.89	2.73	1.05	0.42

Total from investment operations	0.01	1.31	3.03	1.36	0.71
Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.44)	(0.27)	(0.30)	(0.26)
Distributions from net realized gain on investments	(1.17)	(0.81)	(0.44)	(0.07)	—

Total distributions	(1.39)	(1.25)	(0.71)	(0.37)	(0.26)
Net increase (decrease) in net asset value	(1.38)	0.06	2.32	0.99	0.45
Net Asset Value, End of Period	$12.67	$14.05	$13.99	$11.67	$10.68
Total Return(b)	(0.23)%	9.89%	27.47%	12.96%	6.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$214,789	$349,937	$449,130	$338,166	$301,290
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.10%	1.09%	1.09%	1.12%	1.12%
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.09%	1.09%	1.12%	1.12%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.62%	2.96%	2.38%	2.74%	2.70%
After expense reimbursement and/or fee waiver by Adviser	1.62%	2.96%	2.38%	2.74%	2.70%
Portfolio Turnover	26.68%	31.78%	35.18%	28.17%	24.65%

ASTON/River Road Dividend All Cap Value Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$14.04	$13.98	$11.66	$10.67	$10.22
Income from Investment Operations:
Net investment income	0.25	0.44	0.34	0.34 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.20)	0.90	2.72	1.05	0.42

Total from investment operations	0.05	1.34	3.06	1.39	0.74
Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.47)	(0.30)	(0.33)	(0.29)
Distributions from net realized gain on investments	(1.17)	(0.81)	(0.44)	(0.07)	—

Total distributions	(1.43)	(1.28)	(0.74)	(0.40)	(0.29)
Net increase (decrease) in net asset value	(1.38)	0.06	2.32	0.99	0.45
Net Asset Value, End of Period	$12.66	$14.04	$13.98	$11.66	$10.67
Total Return(b)	0.02%	10.18%	27.81%	13.25%	7.21%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$635,189	$788,322	$779,859	$586,043	$318,863
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.85%	0.84%	0.84%	0.87%	0.87%
After expense reimbursement and/or fee waiver by Adviser	0.85%	0.84%	0.84%	0.87%	0.87%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.87%	3.21%	2.63%	2.99%	2.95%
After expense reimbursement and/or fee waiver by Adviser	1.87%	3.21%	2.63%	2.99%	2.95%
Portfolio Turnover	26.68%	31.78%	35.18%	28.17%	24.65%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

Prospectus  |    142

ASTON/River Road Dividend All Cap Value Fund II – Class N Year Ended October 31,	2015	2014	2013	2012(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.69	$12.89	$10.44	$10.00
Income from Investment Operations:
Net investment income	0.22 (b)	0.36	0.22	0.09	(b)
Net realized and unrealized gain (loss) on investments	(0.26)	0.96	2.46	0.41

Total from investment operations	(0.04)	1.32	2.68	0.50
Less Distributions:
Distributions from and in excess of net investment income	(0.23)	(0.38)	(0.23)	(0.06)
Distributions from net realized gain on investments	(0.43)	(0.14)	— (c)	—

Total distributions	(0.66)	(0.52)	(0.23)	(0.06)
Net increase (decrease) in net asset value	(0.70)	0.80	2.45	0.44
Net Asset Value, End of Period	$12.99	$13.69	$12.89	$10.44
Total Return(d)	(0.47)%	10.46%	25.99%	5.09	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,930	$7,037	$3,634	$1,049
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.15%	1.17%	1.37%	4.99	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.15%	1.25%	1.30%	1.30	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.62%	2.81%	1.68%	(1.24	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.62%	2.72%	1.76%	2.45	%(f)
Portfolio Turnover	34.86%	29.42%	27.80%	5.58	%(e)(g)

ASTON/River Road Dividend All Cap Value Fund II – Class I Year Ended October 31,	2015	2014	2013	2012(h)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.69	$12.89	$10.45	$10.00
Income from Investment Operations:
Net investment income	0.25 (b)	0.39	0.25	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.25)	0.96	2.45	0.42

Total from investment operations	—	1.35	2.70	0.52
Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.41)	(0.26)	(0.07)
Distributions from net realized gain on investments	(0.43)	(0.14)	— (c)	—

Total distributions	(0.69)	(0.55)	(0.26)	(0.07)
Net increase (decrease) in net asset value	(0.69)	0.80	2.44	0.45
Net Asset Value, End of Period	$13.00	$13.69	$12.89	$10.45
Total Return(d)	(0.13)%	10.73%	26.30%	5.17	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$121,414	$125,660	$86,240	$9,370
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.90%	0.92%	1.12%	4.74	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.90%	1.00%	1.05%	1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.87%	3.06%	1.93%	(0.99	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.87%	2.97%	2.01%	2.70	%(f)
Portfolio Turnover	34.86%	29.42%	27.80%	5.58	%(e)(g)

(a)	The commencement of investment operations for River Road Dividend All Cap Value Fund II Class N shares is June 26, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
(h)	The commencement of investment operations for River Road Dividend All Cap Value Fund II Class I shares is June 26, 2012.

Prospectus  |    143

ASTON/Fairpointe Mid Cap Fund – Class N Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$46.89	$45.40	$32.79	$29.76		$29.04
Income from Investment Operations:
Net investment income (loss)	0.12	(0.06)	0.17	0.16		0.06	(a)
Net realized and unrealized gain (loss) on investments	(1.83)	5.82	13.48	3.13		0.82

Total from investment operations	(1.71)	5.76	13.65	3.29		0.88
Less Distributions:
Distributions from and in excess of net investment income	(0.04)	—	(0.30)	(0.05)		(0.08)
Distributions from net realized gain on investments	(7.58)	(4.27)	(0.74)	(0.21)		(0.08)

Total distributions	(7.62)	(4.27)	(1.04)	(0.26)		(0.16)
Net increase (decrease) in net asset value	(9.33)	1.49	12.61	3.03		0.72
Net Asset Value, End of Period	$37.56	$46.89	$45.40	$32.79		$29.76
Total Return(b)	(5.02)%	13.32%	42.88%	11.15%		2.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,861,753	$2,432,815	$2,370,432	$1,561,510		$1,502,266
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.11%	1.10%	1.11%	1.11	%(c)	1.14	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.11%	1.10%	1.11%	1.11	%(c)	1.14	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.27%	(0.12)%	0.42%	0.50%		0.21%
After expense reimbursement and/or fee waiver by Adviser	0.27%	(0.12)%	0.42%	0.50%		0.21%
Portfolio Turnover	31.75%	50.25%	36.98%	28.06	%(d)	11.20%

ASTON/Fairpointe Mid Cap Fund – Class I Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$47.74	$46.10	$33.28	$30.20		$29.41
Income from Investment Operations:
Net investment income	0.23	0.05	0.28	0.24		0.14	(a)
Net realized and unrealized gain (loss) on investments	(1.89)	5.92	13.67	3.18		0.82

Total from investment operations	(1.66)	5.97	13.95	3.42		0.96
Less Distributions:
Distributions from and in excess of net investment income	(0.06)	(0.06)	(0.39)	(0.13)		(0.09)
Distributions from net realized gain on investment	(7.58)	(4.27)	(0.74)	(0.21)		(0.08)

Total distributions	(7.64)	(4.33)	(1.13)	(0.34)		(0.17)
Net increase (decrease) in net asset value	(9.30)	1.64	12.82	3.08		0.79
Net Asset Value, End of Period	$38.44	$47.74	$46.10	$33.28		$30.20
Total Return(b)	(4.78)%	13.61%	43.23%	11.46%		3.22%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,838,642	$3,531,114	$2,521,876	$1,464,222		$1,339,223
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.86%	0.85%	0.86%	0.86	%(c)	0.89	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.86%	0.85%	0.86%	0.86	%(c)	0.89	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.52%	0.13%	0.67%	0.75%		0.46%
After expense reimbursement and/or fee waiver by Adviser	0.52%	0.13%	0.67%	0.75%		0.46%
Portfolio Turnover	31.75%	50.25%	36.98%	28.06	%(d)	11.20%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

Prospectus  |    144

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class N Year Ended October 31,	2015	2014		2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$11.99	$12.77		$10.36	$9.71		$8.51
Income from Investment Operations:
Net investment loss	(0.08)	(0.06	)(a)	(0.07)	(0.07	)(a)	(0.07)
Net realized and unrealized gain on investments	0.65	1.20		2.58	0.72		1.27

Total from investment operations	0.57	1.14		2.51	0.65		1.20
Less Distributions:
Distributions from net realized gain on investments	(0.99)	(1.92)		(0.10)	—		—

Total distributions	(0.99)	(1.92)		(0.10)	—		—
Net increase (decrease) in net asset value	(0.42)	(0.78)		2.41	0.65		1.20
Net Asset Value, End of Period	$11.57	$11.99		$12.77	$10.36		$9.71
Total Return(b)	4.81%	9.75%		24.51%	6.70%		14.10%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,890	$7,633		$11,402	$7,369		$4,507
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.10%	2.16%		1.85%	2.50%		3.07%
After expense reimbursement and/or fee waiver by Adviser	1.25%	1.25%		1.25%	1.25	%(c)	1.39	%(c)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.46)%	(1.45)%		(1.18)%	(1.88)%		(2.39)%
After expense reimbursement and/or fee waiver by Adviser	(0.60)%	(0.55)%		(0.58)%	(0.63)%		(0.71)%
Portfolio Turnover	58.12%	32.96%		74.24%	36.60%		29.31%

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class I Year Ended October 31,	2015	2014(d)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$12.00	$11.36
Income from Investment Operations:
Net investment loss	(0.04)	(0.04	)(a)
Net realized and unrealized gain on investments	0.64	0.68

Total from investment operations	0.60	0.64
Less Distributions:
Distributions from net realized gain on investments	(0.99)	—

Total Distributions	(0.99)	—
Net increase (decrease) in net asset value	(0.39)	0.64
Net Asset Value, End of Period	$11.61	$12.00
Total Return(b)	5.08%	5.63	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,163	$3,867
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.85%	2.27	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.00%	1.00	%(f)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.21)%	(1.95	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(0.35)%	(0.68	)%(f)
Portfolio Turnover	58.12%	32.96	%(e)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through September 29, 2011 the Adviser contractually waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.25%.
(d)	The commencement of investment operations for Montag & Caldwell Mid Cap Growth Fund Class I shares is May 13, 2014.
(e)	Not annualized.
(f)	Annualized.

Prospectus  |    145

ASTON/River Road Select Value Fund – Class N Year Ended October 31,	2015		2014		2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$8.77		$10.28		$8.50	$9.54		$9.01
Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	(0.03	)(a)	0.07 (a)	0.01	(a)	(0.02	)(a)
Net realized and unrealized gain on investments	0.33		0.03		2.34	1.01		0.66

Total from investment operations	0.29		—		2.41	1.02		0.64
Less Distributions:
Distributions from net investment income	—		(0.02)		(0.12)	—		(0.03)
Distributions from net realized gains on investments	(1.43)		(1.49)		(0.51)	(2.06)		(0.08)

Total distributions	(1.43)		(1.51)		(0.63)	(2.06)		(0.11)
Net increase (decrease) in net asset value	(1.14)		(1.51)		1.78	(1.04)		0.53
Net Asset Value, End of Period	$7.63		$8.77		$10.28	$8.50		$9.54
Total Return(b)	3.26%		(0.23)%		30.44%	12.87%		7.12%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,038		$8,388		$19,099	$6,270		$13,160
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.49%		1.45%		1.46%	1.43	%(c)	1.42	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.49%		1.45%		1.46%	1.43	%(c)	1.42	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.52)%		(0.36)%		0.78%	0.07%		(0.18)%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.52)%		(0.36)%		0.78%	0.07%		(0.18)%
Portfolio Turnover	58.97%		64.44%		71.01%	38.84%		48.22%

ASTON/River Road Select Value Fund – Class I Year Ended October 31,	2015		2014		2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$8.88		$10.38		$8.58	$9.59		$9.04
Income from Investment Operations:
Net investment income (loss)	(0.02	)(a)	(0.01	)(a)	0.10 (a)	0.03	(a)	0.01	(a)
Net realized and unrealized gain on investments	0.33		0.04		2.36	1.02		0.67

Total from investment operations	0.31		0.03		2.46	1.05		0.68
Less Distributions:
Distributions from net investment income	—		(0.04)		(0.15)	—		(0.05)
Distributions from net realized gains on investments	(1.43)		(1.49)		(0.51)	(2.06)		(0.08)

Total distributions	(1.43)		(1.53)		(0.66)	(2.06)		(0.13)
Net increase (decrease) in net asset value	(1.12)		(1.50)		1.80	(1.01)		0.55
Net Asset Value, End of Period	$7.76		$8.88		$10.38	$8.58		$9.59
Total Return(b)	3.60%		0.00%		30.74%	13.18%		7.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$92,073		$176,166		$198,220	$156,510		$130,527
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.24%		1.20%		1.21%	1.18	%(c)	1.17	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.24%		1.20%		1.21%	1.18	%(c)	1.17	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.27)%		(0.11)%		1.03%	0.32%		0.07%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.27)%		(0.11)%		1.03%	0.32%		0.07%
Portfolio Turnover	58.97%		64.44%		71.01%	38.84%		48.22%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    146

ASTON/River Road Small Cap Value Fund – Class N Year Ended October 31,	2015		2014		2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.53		$17.05		$13.56	$12.20	$11.60
Income from Investment Operations:
Net investment income (loss)	(0.06	)(a)	(0.04	)(a)	0.16	0.03 (a)	(0.03)
Net realized and unrealized gain on investments	0.72		0.14		3.98	1.33	0.67

Total from investment operations	0.66		0.10		4.14	1.36	0.64
Less Distributions:
Distributions from and in excess of net investment income	—		(0.04)		(0.22)	—	(0.04)
Distributions from net realized gain on investments	(1.99)		(3.58)		(0.43)	—	—

Total distributions	(1.99)		(3.62)		(0.65)	—	(0.04)
Net increase (decrease) in net asset value	(1.33)		(3.52)		3.49	1.36	0.60
Net Asset Value, End of Period	$12.20		$13.53		$17.05	$13.56	$12.20
Total Return(b)	5.15%		(0.05)%		31.98%	11.15%	5.46%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$25,246		$49,049		$56,793	$49,154	$91,347
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.34%		1.33%		1.34%	1.37%	1.37	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.34%		1.33%		1.34%	1.37%	1.37	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.45)%		(0.26)%		1.03%	0.22%	(0.13)%
After expense reimbursement and/or fee waiver by Adviser	(0.45)%		(0.26)%		1.03%	0.22%	(0.13)%
Portfolio Turnover	60.94%		66.22%		56.08%	26.95%	42.29%

ASTON/River Road Small Cap Value Fund – Class I Year Ended October 31,	2015		2014		2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.60		$17.13		$13.62	$12.22	$11.62
Income from Investment Operations:
Net investment income (loss)	(0.03	)(a)	(—	)(a)(d)	0.19	0.06 (a)	0.01
Net realized and unrealized gain on investments	0.73		0.13		4.01	1.34	0.65

Total from investment operations	0.70		0.13		4.20	1.40	0.66
Less Distributions:
Distributions from and in excess of net investment income	—		(0.08)		(0.26)	—	(0.06)
Distributions from net realized gain on investments	(1.99)		(3.58)		(0.43)	—	—

Total distributions	(1.99)		(3.66)		(0.69)	—	(0.06)
Net increase (decrease) in net asset value	(1.29)		(3.53)		3.51	1.40	0.60
Net Asset Value, End of Period	$12.31		$13.60		$17.13	$13.62	$12.22
Total Return(b)	5.45%		0.16%		32.36%	11.46%	5.70%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$245,192		$250,173		$252,804	$240,075	$246,141
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.09%		1.08%		1.09%	1.12%	1.12	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.09%		1.08%		1.09%	1.12%	1.12	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.20)%		(0.01)%		1.28%	0.47%	0.12%
After expense reimbursement and/or fee waiver by Adviser	(0.20)%		(0.01)%		1.28%	0.47%	0.12%
Portfolio Turnover	60.94%		66.22%		56.08%	26.95%	42.29%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.
(d)	Represents less than $(0.005) per share.

Prospectus  |    147

ASTON/River Road Independent Value Fund – Class N Year Ended October 31,	2015		2014		2013		2012		2011(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.89		$11.47		$11.42		$10.75		$10.00
Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.12	)(b)	(0.07)		(0.09	)(b)	(0.07	)(b)
Net realized and unrealized gain (loss) on investments	(0.23)		(0.01)		0.75		0.88		0.82

Total from investment operations	(0.34)		(0.13)		0.68		0.79		0.75
Less Distributions:
Distributions from net realized gain on investments	(0.65)		(0.45)		(0.63)		(0.12)		—

Total distributions	(0.65)		(0.45)		(0.63)		(0.12)		—
Net increase (decrease) in net asset value	(0.99)		(0.58)		0.05		0.67		0.75
Net Asset Value, End of Period	$9.90		$10.89		$11.47		$11.42		$10.75
Total Return(c)	(3.38)%		(1.24)%		6.37%		7.41%		7.50	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$239,543		$285,949		$339,088		$362,416		$306,223
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.44%		1.42	%(e)	1.43	%(e)	1.44	%(e)	1.59	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.42%		1.42	%(e)	1.41	%(e)	1.42	%(e)	1.42	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.09)%		(1.04)%		(0.61)%		(0.81)%		(0.98	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.07)%		(1.03)%		(0.59)%		(0.79)%		(0.80	)%(f)
Portfolio Turnover	59.40%		91.10%		82.24	%(g)	141.17%		105.69	%(d)

ASTON/River Road Independent Value Fund – Class I Year Ended October 31,	2015		2014		2013		2012		2011(h)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.98		$11.54		$11.46		$10.75		$ 10.92
Income from Investment Operations:
Net investment loss	(0.09	)(b)	(0.09	)(b)	(0.04)		(0.06	)(b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	(0.23)		(0.02)		0.75		0.89		(0.15)

Total from investment operations	(0.32)		(0.11)		0.71		0.83		(0.17)
Less Distributions:
Distributions from net realized gain on investments	(0.65)		(0.45)		(0.63)		(0.12)		—

Total distributions	(0.65)		(0.45)		(0.63)		(0.12)		—
Net increase (decrease) in net asset value	(0.97)		(0.56)		0.08		0.71		(0.17)
Net Asset Value, End of Period	$10.01		$10.98		$11.54		$11.46		$10.75
Total Return(c)	(3.16)%		(1.05)%		6.62%		7.68%		(1.47	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$116,452		$381,289		$386,268		$338,234		$85,478
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.19%		1.17	%(e)	1.18	%(e)	1.19	%(e)	1.34	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.17%		1.17	%(e)	1.16	%(e)	1.17	%(e)	1.17	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.84)%		(0.79)%		(0.36)%		(0.56)%		(0.73	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.82)%		(0.78)%		(0.34)%		(0.54)%		(0.55	)%(f)
Portfolio Turnover	59.40%		91.10%		82.24	%(g)	141.17%		105.69	%(d)

(a)	The commencement of investment operations for River Road Independent Value Fund Class N shares is December 30, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the years ended October 31, 2014 and 2012, which are not included in the contractual expense limitation.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
(h)	The commencement of investment operations for River Road Independent Value Fund Class I shares is May 31, 2011.

Prospectus  |    148

ASTON/LMCG Small Cap Growth Fund – Class N Year Ended October 31,	2015		2014		2013		2012		2011(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$14.76		$14.71		$11.42		$9.95		$10.00
Income from Investment Operations:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	—	(b)(c)	(0.12	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.40		2.21		4.18		1.59		(0.01)

Total from investment operations	0.25		2.08		4.18		1.47		(0.05)
Less Distributions:
Distributions from net realized gains on investments	(0.54)		(2.03)		(0.89)		—		—

Total distributions	(0.54)		(2.03)		(0.89)		—		—
Net increase (decrease) in net asset value	(0.29)		0.05		3.29		1.47		(0.05)
Net Asset Value, End of Period	$14.47		$14.76		$14.71		$11.42		$9.95
Total Return(d)	1.65%		15.18%		39.31%		14.77%		(0.50	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$154,394		$37,099		$32,045		$5,659		$5,411
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.53%		1.67%		2.03%		2.86%		8.27	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.35%		1.35%		1.35%		1.35%		1.35	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.18)%		(1.22)%		(0.66)%		(2.68)%		(8.14	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(1.00)%		(0.90)%		0.02%		(1.17)%		(1.21	)%(f)
Portfolio Turnover	79.46%		143.99%		186.40	%(g)	168.05	%(h)	205.85	%(e)

ASTON/LMCG Small Cap Growth Fund – Class I Year Ended October 31,	2015		2014		2013		2012		2011(i)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$14.89		$14.81		$11.46		$9.97		$12.40
Income from Investment Operations:
Net investment income (loss)	(0.12	)(b)	(0.09	)(b)	0.04	(b)	(0.10	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.41		2.23		4.20		1.59		(2.39)

Total from investment operations	0.29		2.14		4.24		1.49		(2.43)
Less Distributions:
Distributions from and in excess of net investment income	—		(0.03)		—		—		—
Distributions from net realized gains on investments	(0.54)		(2.03)		(0.89)		—		—

Total distributions	(0.54)		(2.06)		(0.89)		—		—

Net increase (decrease) in net asset value	(0.25)		0.08		3.35		1.49		(2.43)
Net Asset Value, End of Period	$14.64		$14.89		$14.81		$11.46		$9.97
Total Return(d)	1.91%		15.51%		39.72%		14.95%		(19.60	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$76,989		$15,083		$8,496		$755		$2,551
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%		1.42%		1.78%		2.61%		6.25	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.10%		1.10%		1.10%		1.10%		1.10	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.93)%		(0.97)%		(0.41)%		(2.43)%		(6.11	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(0.75)%		(0.65)%		0.27%		(0.92)%		(0.96	)%(f)
Portfolio Turnover	79.46%		143.99%		186.40	%(g)	168.05	%(h)	205.85	%(e)

(a)	The commencement of investment operations for LMCG Small Cap Growth Fund Class N shares is November 2, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $0.005 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from the reorganization.
(h)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(i)	The commencement of investment operations for LMCG Small Cap Growth Fund Class I shares is May 31, 2011.

Prospectus  |    149

ASTON/Silvercrest Small Cap Fund – Class N Year Ended October 31,	2015	2014	2013	2012(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.20	$14.54	$10.90	$10.00
Income from Investment Operations:
Net investment income	0.01 (b)	0.01	0.01 (b)	0.01
Net realized and unrealized gain on investments	0.31	1.16	3.77	0.89

Total from investment operations	0.32	1.17	3.78	0.90
Less Distributions:
Distributions from and in excess of net investment income	(0.02)	— (c)	(0.11)	—
Distributions from net realized gains on investments	(0.30)	(0.51)	(0.03)	—

Total distributions	(0.32)	(0.51)	(0.14)	—
Net increase in net asset value	0.00	0.66	3.64	0.90
Net Asset Value, End of Period	$15.20	$15.20	$14.54	$10.90
Total Return(d)	2.14%	8.18%	35.09%	9.00	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$19,061	$6,673	$4,049	$750
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.47%	1.61%	2.05%	5.10	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.03)%	(0.17)%	(0.61)%	(3.51	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.04%	0.04%	0.04%	0.19	%(f)
Portfolio Turnover	36.02%	31.68%	36.82%	26.22	%(e)(g)

ASTON/Silvercrest Small Cap Fund – Class I Year Ended October 31,	2015	2014	2013	2012(h)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$15.27	$14.59	$10.93	$10.00
Income from Investment Operations:
Net investment income	0.04 (b)	0.05	0.04 (b)	0.03
Net realized and unrealized gain on investments	0.32	1.17	3.78	0.90

Total from investment operations	0.36	1.22	3.82	0.93
Less Distributions:
Distributions from and in excess of net investment income	(0.03)	(0.03)	(0.13)	—
Distributions from net realized gains on investments	(0.30)	(0.51)	(0.03)	—

Total distributions	(0.33)	(0.54)	(0.16)	—
Net increase in net asset value	0.03	0.68	3.66	0.93
Net Asset Value, End of Period	$15.30	$15.27	$14.59	$10.93
Total Return(d)	2.37%	8.47%	35.39%	9.30	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$145,402	$62,215	$29,219	$4,962
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.22%	1.36%	1.80%	4.85	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15%	1.15	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.22%	0.08%	(0.36)%	(3.26	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.29%	0.29%	0.29%	0.44	%(f)
Portfolio Turnover	36.02%	31.68%	36.82%	26.22	%(g)

(a)	The commencement of investment operations for Silvercrest Small Cap Fund Class N shares is December 26, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(h)	The commencement of investment operations for Silvercrest Small Cap Fund Class I shares is December 26, 2011.

Prospectus  |    150

ASTON/DoubleLine Core Plus Fixed Income Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.86	$10.65	$11.10	$10.44	$10.00
Income from Investment Operations:
Net investment income	0.38	0.40	0.30	0.33 (b)	0.12	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	0.22	(0.33)	0.72	0.41

Total from investment operations	0.11	0.62	(0.03)	1.05	0.53
Less Distributions:
Distributions from and in excess of net investment income	(0.37)	(0.41)	(0.36)	(0.37)	(0.09)
Distributions from net realized gain on investments	—	—	(0.06)	(0.02)	—

Total distributions	(0.37)	(0.41)	(0.42)	(0.39)	(0.09)
Net increase (decrease) in net asset value	(0.26)	0.21	(0.45)	0.66	0.44
Net Asset Value, End of Period	$10.60	$10.86	$10.65	$11.10	$ 10.44
Total Return(c)	1.04%	5.96%	(0.28)%	10.25%	5.33	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$188,286	$49,147	$66,368	$71,546	$22,657
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.05%	1.08%	1.04%	1.35%	3.16	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.94%	0.94%	0.94	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.21%	3.58%	2.66%	2.59%	1.63	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.32%	3.72%	2.77%	3.01%	3.85	%(e)
Portfolio Turnover	59.42%	117.18%	125.07%	118.67%	38.49	%(d)

ASTON/DoubleLine Core Plus Fixed Income Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011(f)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.86	$10.65	$11.10	$10.44	$10.00
Income from Investment Operations:
Net investment income	0.41	0.44	0.33	0.35 (b)	0.13	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	0.21	(0.33)	0.73	0.41

Total from investment operations	0.14	0.65	—	1.08	0.54
Less Distributions:
Distributions from and in excess of net investment income	(0.40)	(0.44)	(0.39)	(0.40)	(0.10)
Distributions from net realized gain on investments	—	—	(0.06)	(0.02)	—

Total distributions	(0.40)	(0.44)	(0.45)	(0.42)	(0.10)
Net increase (decrease) in net asset value	(0.26)	0.21	(0.45)	0.66	0.44
Net Asset Value, End of Period	$10.60	$10.86	$10.65	$11.10	$10.44
Total Return(c)	1.28%	6.22%	(0.03)%	10.52%	5.38	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$304,051	$158,198	$110,018	$105,335	$4,486
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.80%	0.83%	0.79%	1.10%	2.91	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.69%	0.69	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.46%	3.83%	2.91%	2.84%	1.88	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.57%	3.97%	3.02%	3.26%	4.10	%(e)
Portfolio Turnover	59.42%	117.18%	125.07%	118.67%	38.49	%(d)

(a)	The commencement of investment operations for DoubleLine Core Plus Fixed Income Fund Class N shares is July 17, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	The commencement of investment operations for DoubleLine Core Plus Fixed Income Fund Class I shares is July 17, 2011.

Prospectus  |    151

ASTON/TCH Fixed Income Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.85	$10.67	$11.11	$10.59	$10.49
Income from Investment Operations:
Net investment income	0.29	0.35 (a)	0.40 (a)	0.45 (a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	(0.46)	0.23	(0.39)	0.56	0.10

Total from investment operations	(0.17)	0.58	0.01	1.01	0.57
Less Distributions:
Distributions from and in excess of net investment income	(0.33)	(0.40)	(0.45)	(0.49)	(0.47)

Total distributions	(0.33)	(0.40)	(0.45)	(0.49)	(0.47)
Net increase (decrease) in net asset value	(0.50)	0.18	(0.44)	0.52	0.10
Net Asset Value, End of Period	$10.35	$10.85	$10.67	$11.11	$10.59
Total Return(b)	(1.61)%	5.48%	0.13%	9.74%	5.62%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$35,023	$36,950	$45,771	$59,772	$62,346
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.18%	1.17%	1.02%	1.02%	1.14%
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.84%	0.86%	0.88	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.52%	3.04%	3.49%	4.03%	4.20%
After expense reimbursement and/or fee waiver by Adviser	2.76%	3.26%	3.67%	4.19%	4.46%
Portfolio Turnover	28.51%	36.31%	53.77%	57.43%	37.51%

ASTON/TCH Fixed Income Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.85	$10.67	$11.11	$10.59	$10.49
Income from Investment Operations:
Net investment income	0.32	0.38 (a)	0.42 (a)	0.47 (a)	0.49	(a)
Net realized and unrealized gain (loss) on investments	(0.46)	0.22	(0.39)	0.55	0.11

Total from investment operations	(0.14)	0.60	0.03	1.02	0.60
Less Distributions:
Distributions from and in excess of net investment income	(0.36)	(0.42)	(0.47)	(0.50)	(0.50)

Total distributions	(0.36)	(0.42)	(0.47)	(0.50)	(0.50)
Net increase (decrease) in net asset value	(0.50)	0.18	(0.44)	0.52	0.10
Net Asset Value, End of Period	$10.35	$10.85	$10.67	$11.11	$10.59
Total Return(b)	(1.37)%	5.75%	0.28%	9.93%	5.89%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$14,808	$15,199	$8,742	$10,396	$10,423
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.93%	0.92%	0.87%	0.85%	0.89%
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.69%	0.63	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.77%	3.29%	3.64%	4.20%	4.45%
After expense reimbursement and/or fee waiver by Adviser	3.01%	3.51%	3.82%	4.36%	4.71%
Portfolio Turnover	28.51%	36.31%	53.77%	57.43%	37.51%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.74% to 0.94%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(d)	Effective March 1, 2011, the contractual expense limitation was increased from 0.49% to 0.69%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

Prospectus  |    152

ASTON/Lake Partners LASSO Alternatives Fund – Class N Year Ended October 31,	2015		2014		2013		2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.64		$13.34		$12.39		$11.94		$ 11.97
Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	(0.07	)(a)	—	(a)(b)	0.04	(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	(0.34)		0.50	(c)	1.11		0.59		0.13

Total from investment operations	(0.38)		0.43		1.11		0.63		0.12
Less Distributions:
Distributions from and in excess of net investment income	—	(b)	(0.09)		(0.16)		(0.18)		(0.08)
Distributions from net realized gain on investments	(0.50)		(0.04)		—		—		(0.07)

Total distributions	(0.50)		(0.13)		(0.16)		(0.18)		(0.15)
Net increase (decrease) in net asset value	(0.88)		0.30		0.95		0.45		(0.03)
Net Asset Value, End of Period	$12.76		$13.64		$13.34		$12.39		$ 11.94
Total Return(d)	(2.87)%		3.27%		9.05%		5.34%		0.92%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$40,667		$44,386		$54,388		$33,719		$17,626
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser(e)	1.43	%(f)	1.41%		1.43	%(g)	1.41	%(g)(h)	1.53%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser(e)	1.41	%(f)	1.43%		1.45	%(g)	1.45	%(g)(h)	1.45%
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.33)%		(0.51)%		—	%(b)	0.36	%(h)	(0.17)%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.31)%		(0.53)%		(0.03)%		0.32	%(h)	(0.10)%
Portfolio Turnover	72.73%		45.91%		43.55%		45.60%		79.77%

ASTON/Lake Partners LASSO Alternatives Fund – Class I Year Ended October 31,	2015		2014		2013		2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$13.69		$13.38		$12.42		$11.97		$11.98
Income from Investment Operations:
Net investment income (loss)	(0.01)		(0.04	)(a)	0.03	(a)	0.07	(a)	0.02	(a)
Net realized and unrealized gain (loss) on investments	(0.33	)(c)	0.51	(c)	1.11		0.59		0.13

Total from investment operations	(0.34)		0.47		1.14		0.66		0.15
Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.12)		(0.18)		(0.21)		(0.09)
Distributions from net realized gain on investments	(0.50)		(0.04)		—		—		(0.07)

Total distributions	(0.54)		(0.16)		(0.18)		(0.21)		(0.16)
Net increase (decrease) in net asset value	(0.88)		0.31		0.96		0.45		(0.01)
Net Asset Value, End of Period	$12.81		$13.69		$13.38		$12.42		$11.97
Total Return(d)	(2.62)%		3.56%		9.31%		5.56%		1.22%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$169,072		$477,157		$416,475		$253,343		$189,999
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser(e)	1.18	%(i)	1.16%		1.18	%(g)	1.16	%(g)(h)	1.28%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser(e)	1.16	%(i)	1.18%		1.20	%(g)	1.20	%(g)(h)	1.20%
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.08)%		(0.26)%		0.25%		0.61	%(h)	0.08%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.06)%		(0.28)%		0.22%		0.57	%(h)	0.15%
Portfolio Turnover	72.73%		45.91%		43.55%		45.60%		79.77%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than ($0.005) or $0.005 per share or less than 0.005%.
(c)	Includes capital contribution of less than $0.005 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.45% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(g)	Ratios of expenses to average net assets includes Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation.
(h)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.
(i)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.20% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

Prospectus  |    153

ASTON/Anchor Capital Enhanced Equity Fund – Class N Year Ended October 31,	2015	2014	2013		2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.49	$9.39	$8.68		$9.61		$9.41
Income from Investment Operations:
Net investment income	0.18	0.17	0.20		0.16		0.14
Net realized and unrealized gain (loss) on investments	(0.36)	0.09	0.86		0.11		0.56

Total from investment operations	(0.18)	0.26	1.06		0.27		0.70
Less Distributions:
Distributions from and in excess of net investment income	(0.17)	(0.16)	(0.20)		(0.16)		(0.13)
Distributions from net realized gain on investments	—	—	(0.15)		(1.04)		(0.37)

Total distributions	(0.17)	(0.16)	(0.35)		(1.20)		(0.50)
Net increase (decrease) in net asset value	(0.35)	0.10	0.71		(0.93)		0.20
Net Asset Value, End of Period	$9.14	$9.49	$9.39		$8.68		$9.61
Total Return(a)	(1.86)%	2.68%	12.60%		3.12%		7.69%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$84,994	$101,980	$101,663		$106,191		$48,365
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.19%	1.23	%(b)	1.22	%(b)(c)	1.24	%(c)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.19%	1.23	%(b)	1.27	%(b)(c)	1.33	%(c)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.78%	1.81%	2.24%		1.82%		1.51%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.78%	1.81%	2.24%		1.78%		1.41%
Portfolio Turnover	33.30%	41.24%	77.70%		56.33%		87.37%

ASTON/Anchor Capital Enhanced Equity Fund – Class I Year Ended October 31,	2015	2014	2013		2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.50	$9.40	$8.69		$9.62		$9.41
Income from Investment Operations:
Net investment income	0.19	0.18	0.22		0.18		0.16
Net realized and unrealized gain (loss) on investments	(0.35)	0.10	0.86		0.11		0.57

Total from investment operations	(0.16)	0.28	1.08		0.29		0.73
Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.18)	(0.22)		(0.18)		(0.15)
Distributions from net realized gain on investments	—	—	(0.15)		(1.04)		(0.37)

Total distributions	(0.19)	(0.18)	(0.37)		(1.22)		(0.52)
Net increase (decrease) in net asset value	(0.35)	0.10	0.71		(0.93)		0.21
Net Asset Value, End of Period	$9.15	$9.50	$9.40		$8.69		$9.62
Total Return(a)	(1.60)%	2.94%	12.88%		3.46%		7.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$83,475	$108,985	$58,099		$71,618		$64,840
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.94%	0.98	%(b)	0.97	%(b)(c)	0.99	%(c)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.94%	0.98	%(b)	1.02	%(b)(c)	1.08	%(c)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.03%	2.06%	2.49%		2.07%		1.76%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.03%	2.06%	2.49%		2.03%		1.66%
Portfolio Turnover	33.30%	41.24%	77.70%		56.33%		87.37%

(a)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(b)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    154

ASTON/River Road Long-Short Fund – Class N Year Ended October 31,	2015		2014	2013		2012	2011(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$11.35		$12.02	$10.73		$9.91	$10.00
Income from Investment Operations:
Net investment loss	(0.14	)(b)	(0.19)	(0.17	)(b)	(0.18)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	0.57		(0.19)	2.02		1.00	(0.05)

Total from investment operations	0.43		(0.38)	1.85		0.82	(0.09)
Less Distributions:
Distributions from net realized gain on investments	(0.30)		(0.29)	(0.56)		—	—

Total distributions	(0.30)		(0.29)	(0.56)		—	—
Net increase (decrease) in net asset value	0.13		(0.67)	1.29		0.82	(0.09)
Net Asset Value, End of Period	$11.48		$11.35	$12.02		$10.73	$9.91
Total Return(c)	3.79%		(3.27)%	18.14%		8.17%	(0.80	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$27,983		$109,140	$108,966		$7,506	$4,594
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.87%		2.53%	2.54%		5.03%	8.68	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.89%		2.58%	2.38%		3.11%	2.72	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.70%		1.70%	1.70%		1.70%	1.70	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.16)%		(1.55)%	(1.62)%		(3.63)%	(6.80	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.19)%		(1.59)%	(1.46)%		(1.71)%	(0.84	)%(e)
Portfolio Turnover	278.88%		303.04%	291.36%		277.72%	127.32	%(d)

ASTON/River Road Long-Short Fund – Class I Year Ended October 31,	2015		2014	2013(f)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$11.40		$12.05	$10.96
Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.16)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	0.57		(0.20)	1.19

Total from investment operations	0.46		(0.36)	1.09
Less Distributions:
Distributions from net realized gain on investments	(0.30)		(0.29)	—

Total distributions	(0.30)		(0.29)	—
Net increase (decrease) in net asset value	0.16		(0.65)	1.09
Net Asset Value, End of Period	$11.56		$11.40	$12.05
Total Return(c)	4.04%		(3.01)%	9.85	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,088		$110,271	$71,175
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.62%		2.28%	2.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.64%		2.33%	2.10	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.45%		1.45%	1.45	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.91)%		(1.30)%	(1.44	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.94)%		(1.34)%	(1.33	)%(e)
Portfolio Turnover	278.88%		303.04%	291.36	%(d)

(a)	The commencement of investment operations for River Road Long-Short Fund Class N shares is May 3, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	The commencement of investment operations for River Road Long-Short Fund Class I shares is March 1, 2013.

Prospectus  |    155

ASTON/Barings International Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$6.98	$7.81	$6.87	$6.81	$7.24
Income from Investment Operations:
Net investment income	0.05 (a)	0.14 (a)	0.11 (a)	0.10 (a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	1.00	0.17	(0.37)

Total from investment operations	0.25	(0.17)	1.11	0.27	(0.30)
Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.18)	(0.09)	(0.04)	(0.13)
Distributions from net realized gain on investments	(0.88)	(0.48)	(0.08)	(0.17)	—

Total distributions	(1.02)	(0.66)	(0.17)	(0.21)	(0.13)
Net increase (decrease) in net asset value	(0.77)	(0.83)	0.94	0.06	(0.43)
Net Asset Value, End of Period	$6.21	$6.98	$7.81	$6.87	$6.81
Total Return(b)	4.47%	(2.62)%	16.64%	4.28%	(4.22)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$399	$331	$477	$421	$393
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.11%	1.95%	1.67%	1.60%	1.68	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40%	1.40%	1.40	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.12%	1.42%	1.26%	1.30%	0.76	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.83%	1.97%	1.53%	1.50%	1.04	%(c)
Portfolio Turnover	37.56%	53.14%	55.78%	33.48%	58.96%

ASTON/Barings International Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$6.99	$7.82	$6.89	$6.82	$7.26
Income from Investment Operations:
Net investment income	0.07 (a)	0.16 (a)	0.13 (a)	0.12 (a)	0.09	(a)
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	0.99	0.18	(0.38)

Total from investment operations	0.27	(0.15)	1.12	0.30	(0.29)
Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.20)	(0.11)	(0.06)	(0.15)
Distributions from net realized gain on investments	(0.88)	(0.48)	(0.08)	(0.17)	—

Total distributions	(1.04)	(0.68)	(0.19)	(0.23)	(0.15)
Net increase (decrease) in net asset value	(0.77)	(0.83)	0.93	0.07	(0.44)
Net Asset Value, End of Period	$6.22	$6.99	$7.82	$6.89	$6.82
Total Return(b)	4.78%	(2.37)%	16.72%	4.72%	(4.09)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,338	$21,260	$37,507	$61,662	$52,390
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.86%	1.70%	1.42%	1.35%	1.43	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.37%	1.67%	1.51%	1.55%	1.01	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.08%	2.22%	1.78%	1.75%	1.29	%(d)
Portfolio Turnover	37.56%	53.14%	55.78%	33.48%	58.96%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.50% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(d)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.15%, excluding interest, taxes, investment related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.25% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

Prospectus  |    156

ASTON/Guardian Capital Global Dividend Fund – Class N Year Ended October 31,	2015	2014(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$10.51	$10.00
Income from Investment Operations:
Net investment income	0.24	0.13
Net realized and unrealized gain (loss) on investments	(0.23)	0.49

Total from investment operations	0.01	0.62
Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.11)

Total Distributions	(0.22)	(0.11)
Net increase (decrease) in net asset value	(0.21)	0.51
Net Asset Value, End of Period	$10.30	$10.51
Total Return(b)	0.07%	6.17	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,054	$1,052
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	4.10%	5.21	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.30	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.53)%	(1.74	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.28%	2.17	%(d)
Portfolio Turnover	28.46%	15.97	%(c)

ASTON/Guardian Capital Global Dividend Fund – Class I Year Ended October 31,	2015	2014(e)
Per Share Operating Data:

Net Asset Value, Beginning of Period	$10.52	$10.00
Income from Investment Operations:
Net investment income	0.27	0.14
Net realized and unrealized gain (loss) on investments	(0.25)	0.50

Total from investment operations	0.02	0.64
Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.12)

Total Distributions	(0.26)	(0.12)
Net increase (decrease) in net asset value	(0.24)	0.52
Net Asset Value, End of Period	$10.28	$10.52
Total Return(b)	0.14%	6.39	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,292	$3,211
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.85%	4.96	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.05	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.28)%	(1.49	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.52%	2.42	%(d)
Portfolio Turnover	28.46%	15.97	%(c)

(a)	The commencement of investment operations for Guardian Capital Global Dividend Fund Class N shares is April 11, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.
(e)	The commencement of investment operations for Guardian Capital Global Dividend Fund Class I shares is April 11, 2014.

Prospectus  |    157

ASTON/LMCG Emerging Markets Fund – Class N Year Ended October 31,	2015	2014	2013(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.55	$9.65	$10.00
Income from Investment Operations:
Net investment income	0.09 (b)	0.11	0.08	(b)
Net realized and unrealized loss on investments	(1.71)	(0.07)	(0.43)

Total from investment operations	(1.62)	0.04	(0.35)
Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.14)	—

Total distributions	(0.05)	(0.14)	—
Net decrease in net asset value	(1.67)	(0.10)	(0.35)
Net Asset Value, End of Period	$7.88	$9.55	$9.65
Total Return(c)	(17.02)%	0.49%	(3.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$605	$725	$675
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	6.27%	5.96%	7.24	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.43%	1.57%	1.65	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.79)%	(3.24)%	(4.13	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.15%	1.46	%(e)
Portfolio Turnover	64.35%	63.48%	101.96	%(d)

ASTON/LMCG Emerging Markets Fund – Class I Year Ended October 31,	2015	2014	2013(f)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.58	$9.67	$10.00
Income from Investment Operations:
Net investment income	0.12 (b)	0.14	0.10	(b)
Net realized and unrealized loss on investments	(1.72)	(0.07)	(0.43)

Total from investment operations	(1.60)	0.07	(0.33)
Less Distributions:
Distributions from and in excess of net investment income	(0.07)	(0.16)	—

Total distributions	(0.07)	(0.16)	—
Net decrease in net asset value	(1.67)	(0.09)	(0.33)
Net Asset Value, End of Period	$7.91	$9.58	$9.67
Total Return(c)	(16.77)%	0.79%	(3.30	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,449	$3,188	$3,307
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	6.02%	5.71%	6.99	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.18%	1.33%	1.40	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.54)%	(2.99)%	(3.88	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.40%	1.71	%(e)
Portfolio Turnover	64.35%	63.48%	101.96	%(d)

(a)	The commencement of investment operations for LMCG Emerging Markets Fund Class N shares is March 27, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	The commencement of investment operations for LMCG Emerging Markets Fund Class I shares is March 27, 2013.

Prospectus  |    158

ASTON/Pictet International Fund – Class N Year Ended October 31,	2015	2014(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.34	$10.00
Income from Investment Operations:
Net investment income	0.10 (b)	0.09
Net realized and unrealized gain (loss) on investments	0.17 (c)	(0.75)

Total from investment operations	0.27	(0.66)
Less Distributions:
Distributions from and in excess of net investment income	(0.03)	—
Distributions from net realized gain on investments	(0.02)	—

Total distributions	(0.05)	—
Net increase (decrease) in net asset value	0.22	(0.66)
Net Asset Value, End of Period	$9.56	$9.34
Total Return(d)	3.02%	(6.60	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,056	$984
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.92%	3.26	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.53%	(0.25	)%(f)
After expense reimbursement and/or fee waiver by Adviser	1.06%	1.61	%(f)
Portfolio Turnover	53.26%	25.82	%(e)

ASTON/Pictet International Fund – Class I Year Ended October 31,	2015	2014(g)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.36	$10.00
Income from Investment Operations:
Net investment income	0.12 (b)	0.10
Net realized and unrealized gain (loss) on investments	0.19 (c)	(0.74)

Total from investment operations	0.31	(0.64)
Less Distributions:
Distributions from and in excess of net investment income	(0.05)	—
Distributions from net realized gain on investments	(0.02)	—

Total distributions	(0.07)	—
Net increase (decrease) in net asset value	0.24	(0.64)
Net Asset Value, End of Period	$9.60	$9.36
Total Return(d)	3.43%	(6.40	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,803	$8,467
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.67%	3.01	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.78%	—	%(f)(h)
After expense reimbursement and/or fee waiver by Adviser	1.31%	1.86	%(f)
Portfolio Turnover	53.26%	25.82	%(e)

(a)	The commencement of investment operations for Pictet International Fund Class N shares is April 11, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Includes capital contribution of $0.01 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	The commencement of investment operations for Pictet International Fund Class I shares is April 11, 2014.
(h)	Represents less than 0.005%.

Prospectus  |    159

ASTON/Harrison Street Real Estate Fund – Class N Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$ 12.63	$11.29	$10.49	$8.97		$8.16
Income from Investment Operations:
Net investment income	0.17 (a)	0.10 (a)	0.17 (a)	0.15	(a)	0.15	(a)
Net realized and unrealized gain on investments	0.13	1.37	0.79 (b)	1.44		0.79

Total from investment operations	0.30	1.47	0.96	1.59		0.94
Less Distributions:
Distributions from and in excess of net investment income	(0.15)	(0.13)	(0.16)	(0.07)		(0.13)

Total distributions	(0.15)	(0.13)	(0.16)	(0.07)		(0.13)
Net increase in net asset value	0.15	1.34	0.80	1.52		0.81
Net Asset Value, End of Period	$12.78	$12.63	$11.29	$10.49		$8.97
Total Return(c)	2.38%	13.19%	9.30%	17.85%		11.66%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$10,408	$12,852	$13,093	$10,381		$6,287
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.20%	2.16%	2.22%	2.36%		1.61	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.37%	1.37%	1.37%	1.37%		1.29	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.51%	0.08%	0.67%	0.53%		1.36%
After expense reimbursement and/or fee waiver by Adviser	1.34%	0.87%	1.52%	1.52%		1.68%
Portfolio Turnover	150.16%	162.93%	159.14%	86.62	%(e)	143.86%

ASTON/Harrison Street Real Estate Fund – Class I Year Ended October 31,	2015	2014	2013	2012		2011
Per Share Operating Data:

Net Asset Value, Beginning of Period	$12.57	$11.24	$10.44	$8.92		$8.12
Income from Investment Operations:
Net investment income	0.20 (a)	0.13 (a)	0.20 (a)	0.15	(a)	0.16	(a)
Net realized and unrealized gain on investments	0.14	1.35	0.79 (b)	1.46		0.79

Total from investment operations	0.34	1.48	0.99	1.61		0.95
Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.15)	(0.19)	(0.09)		(0.15)

Total distributions	(0.19)	(0.15)	(0.19)	(0.09)		(0.15)
Net increase in net asset value	0.15	1.33	0.80	1.52		0.80
Net Asset Value, End of Period	$12.72	$12.57	$11.24	$10.44		$8.92
Total Return(c)	2.65%	13.45%	9.58%	18.16%		11.82%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$507	$732	$532	$166		$32,925
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.95%	1.91%	1.97%	2.11%		1.44	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.12%	1.12%	1.12%	1.12%		1.12	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.76%	0.33%	0.92%	0.78%		1.53%
After expense reimbursement and/or fee waiver by Adviser	1.59%	1.12%	1.77%	1.77%		1.85%
Portfolio Turnover	150.16%	162.93%	159.14%	86.62	%(e)	143.86%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

Prospectus  |    160

ASTON/Montag & Caldwell Balanced Fund – Class N Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$24.68	$23.81	$21.46	$20.09	$19.13
Income from Investment Operations:
Net investment income	0.10 (a)	0.12 (a)	0.21 (a)	0.16 (a)	0.15	(a)
Net realized and unrealized gain on investments	1.31	1.70	2.43	1.45	1.03

Total from investment operations	1.41	1.82	2.64	1.61	1.18
Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.21)	(0.29)	(0.24)	(0.22)
Distributions from net realized gain on investments	(2.08)	(0.74)	—	—	—

Total distributions	(2.26)	(0.95)	(0.29)	(0.24)	(0.22)
Net increase (decrease) in net asset value	(0.85)	0.87	2.35	1.37	0.96
Net Asset Value, End of Period	$23.83	$24.68	$23.81	$21.46	$20.09
Total Return(b)	6.01%	7.83%	12.40%	8.03%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,607	$20,446	$22,425	$31,536	$23,315
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.44%	1.43%	1.37%	1.42%	1.57	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.20%	1.20%	1.22%	1.35	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.19%	0.26%	0.77%	0.57%	0.53%
After expense reimbursement and/or fee waiver by Adviser	0.43%	0.50%	0.94%	0.77%	0.76%
Portfolio Turnover	35.78%	27.43%	34.62%	35.48%	40.31%

ASTON/Montag & Caldwell Balanced Fund – Class I Year Ended October 31,	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value, Beginning of Period	$24.60	$23.76	$21.41	$20.05	$19.08
Income from Investment Operations:
Net investment income	0.12 (a)	0.14 (a)	0.23 (a)	0.19 (a)	0.20	(a)
Net realized and unrealized gain on investments	1.31	1.70	2.43	1.44	1.04

Total from investment operations	1.43	1.84	2.66	1.63	1.24
Less Distributions:
Distributions from and in excess of net investment income	(0.20)	(0.26)	(0.31)	(0.27)	(0.27)
Distributions from net realized gain on investments	(2.08)	(0.74)	—	—	—

Total distributions	(2.28)	(1.00)	(0.31)	(0.27)	(0.27)
Net increase (decrease) in net asset value	(0.85)	0.84	2.35	1.36	0.97
Net Asset Value, End of Period	$23.75	$24.60	$23.76	$21.41	$20.05
Total Return(b)	6.13%	7.92%	12.53%	8.14%	6.52%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,518	$1,934	$1,839	$1,930	$1,415
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.34%	1.33%	1.27%	1.30%	1.32	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.29%	0.36%	0.87%	0.69%	0.79%
After expense reimbursement and/or fee waiver by Adviser	0.53%	0.60%	1.04%	0.89%	1.02%
Portfolio Turnover	35.78%	27.43%	34.62%	35.48%	40.31%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

Prospectus  |    161

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31, which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2016, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

Contacting Aston Funds

You can get free copies of the reports and SAI, request other information and obtain answers to your questions about the Funds by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, Rhode Island 02940

Phone:	Shareholder Services & Fund Literature Investment Advisor Services	800-992-8151 800-597-9704

Website:	www.astonfunds.com

Obtaining Information from the SEC

You can visit the EDGAR Database on the SEC’s website at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-8004

Prospectus  |    162

Aston Funds

P.O. Box 9765

Providence, Rhode Island 02940

ATN PRO 16

ASTON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2016

Ticker Symbols
EQUITY FUNDS	Class N	Class I	Class R
ASTON/Montag & Caldwell Growth Fund	MCGFX	MCGIX	MCRGX
ASTON/Herndon Large Cap Value Fund	AALIX	AHRNX	—
ASTON/Cornerstone Large Cap Value Fund	RVALX	AAVIX	—
ASTON/Fairpointe Focused Equity Fund	AFPTX	AFFEX	—
ASTON/River Road Dividend All Cap Value Fund	ARDEX	ARIDX	—
ASTON/River Road Dividend All Cap Value Fund II	ADVTX	ADIVX	__
ASTON/Fairpointe Mid Cap Fund	CHTTX	ABMIX	—
ASTON/Montag & Caldwell Mid Cap Growth Fund	AMCMX	AMMCX	—
ASTON/River Road Select Value Fund	ARSMX	ARIMX	—
ASTON/River Road Small Cap Value Fund	ARSVX	ARSIX	—
ASTON/River Road Independent Value Fund	ARIVX	ARVIX	—
ASTON/LMCG Small Cap Growth Fund	ACWDX	ACWIX	—
ASTON/Silvercrest Small Cap Fund	ASCTX	ACRTX	—

FIXED INCOME FUNDS
ASTON/DoubleLine Core Plus Fixed Income Fund	ADBLX	ADLIX	—
ASTON/TCH Fixed Income Fund	CHTBX	CTBIX	—

ALTERNATIVE FUNDS
ASTON/Lake Partners LASSO Alternatives Fund	ALSNX	ALSOX	—
ASTON/Anchor Capital Enhanced Equity Fund	AMBEX	AMDSX	—
ASTON/River Road Long-Short Fund	ARLSX	ALSIX	—

INTERNATIONAL FUNDS
ASTON/Barings International Fund	ABARX	ABIIX	—
ASTON/Guardian Capital Global Dividend Fund	AGCNX	AGCDX	—
ASTON/LMCG Emerging Markets Fund	ALEMX	ALMEX	—
ASTON/Pictet International Fund	APINX	APCTX	—

SECTOR FUND
ASTON/Harrison Street Real Estate Fund	ARFCX	AARIX	—

BALANCED FUND
ASTON/Montag & Caldwell Balanced Fund	MOBAX	MOBIX	—

This Statement of Additional Information dated February 29, 2016 (“SAI”) provides supplementary information pertaining to shares representing interests in twenty-four of twenty-seven currently available investment portfolios (each a “Fund” and collectively, the “Funds”) of Aston Funds (the “Trust”). The Trust, together with the AMG Funds Family of Funds, comprises a mutual fund complex of 74 funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”).

This SAI is not a prospectus and should be read only in conjunction with the Funds’ current prospectus dated February 29, 2016, as amended or supplemented from time to time (the “Prospectus”). No investment in any of the Funds should be made without first reading the Prospectus.

The audited financial statements for the fiscal year ended October 31, 2015 for the Funds are incorporated herein by reference to the Funds’ Annual Reports as filed with the Securities and Exchange Commission (“SEC”). This SAI is incorporated by reference to the Prospectus.

You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940 or 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the Prospectus or SAI.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERINGS MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE FUNDS

Aston Funds, 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is an open-end management investment company that is part of the AMG Fund Complex. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except ASTON/Harrison Street Real Estate Fund and ASTON/River Road Long-Short Fund, which are classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993.

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

The following supplements the information contained in the Prospectus concerning the investment objectives, strategies and risks of investing in the Funds. Except as otherwise stated below or in the Prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in “Investment Restrictions” are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders.

American Depositary Receipts (“ADRs”), Continental Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying assets. An asset-backed security’s stated maturity may be shortened if the underlying assets are pre-paid, and the security’s total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security.

Below Investment-Grade (High Yield) Debt Securities

Fixed income securities rated Ba or lower by Moody’s Investor Service (“Moody’s”) or BB or lower by Standard & Poor’s (“S&P”), commonly referred to as “junk bonds,” are considered to be predominantly speculative. They generally offer higher yields than bonds issued by entities with stronger creditworthiness. Such securities are subject to a substantial degree of credit risk. High-yield bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or principal when due. Such changes will, however, affect a Fund’s net asset value per share (“NAV”).

The higher yields from lower-rated debt securities are intended to compensate for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will offset default rates on high-yield bonds. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The value of lower-rated debt securities will be influenced not only by changing interest rates but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

Lower-Rated Securities Market – An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund.

Sensitivity to Economic and Interest Rate Changes – The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund’s NAV.

Liquidity and Valuation – To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation’s fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund’s valuation of the obligation and the price it could obtain upon its disposition could differ.

Credit Ratings – The credit ratings of Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”) are evaluations of the safety of principal and interest payments. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the investment adviser or subadviser also performs its own analysis of issuers in selecting investments for a Fund. The investment adviser or subadviser’s analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. A general description of the ratings of securities by S&P, Moody’s and Fitch is set forth in Appendix A to this SAI.

Yields and Ratings – The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinated to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund’s NAV.

Borrowing

A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in “Investment Restrictions.” Any policy under “Investment Restrictions” that contradicts policies described in this paragraph governs that applicable Fund’s policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with permitted borrowing or other permitted investment techniques. Any borrowing will be from a bank with asset coverage of at least 300%, if required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The foregoing percentage restrictions apply on an ongoing basis and not simply at the time a security is purchased.

Convertible Securities

Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time, and to receive dividends, in the case of convertible preferred stock, or interest, in the case of convertible bonds, until the holder elects to convert or, if applicable, the security matures. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Fund’s investment adviser or sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. A Fund and its investors could be negatively impacted as a result.

Derivative Instruments

The term “derivatives” has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund’s derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund’s overall portfolio.

Each Fund may use derivative instruments for hedging purposes, to maintain liquidity, in anticipation of changes in the composition of its portfolio holdings, or as otherwise provided in the Prospectus. Certain Funds may use derivatives to seek exposure to a particular market or asset class in an attempt to achieve their objectives, as described in the Prospectus. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the investment adviser or the subadviser to be consistent with a Fund’s overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund’s other portfolio investments.

Where not specified, investment limitations with respect to a Fund’s derivative instruments will be consistent with such Fund’s existing percentage limitations with respect to its overall investment policies and restrictions. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements.

Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options. To the extent that a Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If a Fund segregates sufficient cash or other liquid assets or otherwise covers its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), a Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of a Fund that may be at risk with respect to certain derivative transactions.

Dollar Rolls

Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to its obligations under the dollar roll transaction. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

Emerging Market Securities

Investments in emerging market countries may be subject to additional and potentially higher risks than investments in developed countries or in foreign countries in general. Such additional risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) issuers facing restrictions on U.S. dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries’ economic growth rates highly depend on exports and inflows of external capital, making them more vulnerable to downturns of the world economy. Governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of a Fund’s cash and securities, a Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Many emerging market countries in which a Fund may invest lack the social, political, and economic stability characteristic of the United States. Political instability in emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. As a result, some governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may differ from their actual market values.

Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund’s ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

The settlement systems in certain emerging markets, including Asian, South American and Eastern European countries, are less developed than those in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

Governments of many emerging market countries have relied on international capital markets and other forms of foreign credit to finance large public spending programs, which has resulted in significant budget deficits. In certain cases, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country’s total gross domestic product. Accordingly, these foreign obligations have become the subject of political debate and resulted in pressure on governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, some governments have been forced to seek a restructuring of their credit obligations, have declared a temporary suspension of interest payments, or have defaulted on their outstanding obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their costs of borrowing, but also their ability to borrow in the future.

Russian Securities

Recent events in Ukraine and the Russian Federation may have an adverse impact on a Fund. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including a Fund.

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer’s business. The following describes various types of equity securities in which the Funds invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings may influence the value of its common stock.

Initial Public Offerings (“IPOs”)

Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile due to factors such as the absence of a prior public market, a limited number of securities available for trading and limited information about the issuer. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to any one purchaser may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets but are subordinate to the claims of all other creditors. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

Warrants and Rights

Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are securities that combine aspects of a bond and an exchange-traded fund (“ETF”). ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When a Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange under certain circumstances.

Fixed Income Securities

Fixed income securities represent a loan to the issuer to be repaid at, or under certain circumstances prior to, the specified maturity date, and obligate the issuer to pay interest at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer redeems or calls the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes various types of fixed income securities in which a Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the U.S. federal government. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a U.S. federal agency or other government sponsored entity (a “GSE”) acting under federal authority. The U.S. government supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. Certain Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.

Pooled Vehicles

The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to the credit risk of the sponsoring entity.

Foreign Currency Contracts

Many international securities in which a Fund may invest will be denominated in foreign currencies. A Fund may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such investments for hedging purposes or as otherwise provided in the Prospectus, including for total return purposes.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to its obligations under the contract. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. See also “Derivative Instruments.”

A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund’s investment adviser or subadviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

For more information about futures contracts in general, see “Futures Contracts.”

Foreign Securities

Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in U.S. domestic issuers. Such risks may include: (i) costs in connection with conversions between various currencies; (ii) limited publicly available information regarding foreign issuers; (iii) lack of uniformity in accounting, auditing and financial standards and requirements; (iv) greater securities market volatility; (v) less liquidity of securities; (vi) less government supervision and regulation of securities markets; (vii) future adverse political and economic developments; (viii) the possible imposition of withholding taxes on interest, dividends or other income; (ix) possible seizure, nationalization, or expropriation of foreign deposits; (x) the possible establishment of exchange controls or taxation at the source; (xi) greater fluctuations in value due to changes in exchange rates; or (xii) the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund’s investment in companies in those countries. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the euro and other multinational currency units) and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund’s ability to effectively hedge its investments in such markets if it chose to do so.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. In addition, the budget issues faced by several EU countries, including Greece, Ireland, Italy, Spain, and Portugal, may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

In making investment decisions for a Fund, the investment adviser or subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country; and risks from political acts of foreign governments. An investment adviser’s or subadviser’s decisions regarding these risks may not be correct or may prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment adviser or subadviser deems it appropriate to do so.

A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. See also “Derivative Instruments.”

These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued securities, forward commitments and delayed-delivery transactions.

Futures Contracts

Futures contracts are generally considered to be derivative instruments. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.

At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings or to seek exposure to a particular market or asset class in an attempt to achieve its objective.

For federal income tax purposes, some gains derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund’s position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. See also “Derivative Instruments.”

A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the NAV of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which a Fund has written is exercised, that Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts with the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Illiquid Securities

A Fund may invest up to 15% of its net assets in securities that are illiquid. The percentage restriction applies on an ongoing basis and not simply at the time a security is purchased. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements; repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter (“OTC”) options; swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

Investment Company Shares

Investments by a Fund in other investment companies, including closed-end funds and ETFs, will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees and expenses of that investment company in addition to a Fund’s own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain investment companies beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds.

The risks of investment in other investment companies typically reflect the risks of the types of securities in which those other investment companies invest.

Open-End Mutual Funds

Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Open-end mutual funds are offered in a wide variety of asset classes including: large-cap, mid-cap, small-cap, equity, international, sector, fixed-income and alternative non-traditional strategies. Each type of fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds

ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. A passive ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. An actively managed ETF is an investment company that seeks to outperform the performance of an index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency.

Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAV. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day’s next calculated NAV. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF’s in-kind redemption mechanism generally will not lead to a federal income tax event for the Fund or its ongoing shareholders. The Funds do not intend to purchase and redeem creation units, but intends to purchase and sell ETFs primarily through national securities exchanges.

There is a risk that the ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. Unlike many investment companies, many ETFs are not currently “actively” managed. Thus, an ETF would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the index.

Closed-End Funds

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investing in closed-end funds typically reflect the risks of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. In addition, closed-end fund shares may be halted or delisted by the listing exchange. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Money Market Instruments

Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit (“CDs”), Eurodollar Certificates of Deposit (“Euro CDs”), Yankee Certificates of Deposit (“Yankee CDs”), foreign bankers’ acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations (“LPs”), variable- and floating-rate instruments, separately traded interest and principal securities (“STRIPS”) and master demand notes. Bank obligations may include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.

Euro CDs, Yankee CDs and foreign bankers’ acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as “sovereign risk,” pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries may not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

Ginnie Mae (formally known as the Government National Mortgage Association) is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government, Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) were government-sponsored corporations owned entirely by private stockholders until 2008. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae and Freddie Mac, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”). Fannie Mae and Freddie Mac continue to rely on the support of the U.S. Treasury and FHFA to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

FHFA, as conservator or receiver for Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. Such a repudiation may result in a reduction in interest payments made to holders of Fannie Mae or Freddie Mac securities.

In addition, under the Reform Act, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. For example, the operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide that an event of default on the part of Fannie Mae or Freddie Mac includes the appointment of a conservator or receiver. However, under the Reform Act, holders of such securities may not enforce their rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private label securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a Fund may invest in securities that pay higher than market interest rates by paying a premium above the securities’ par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a Fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a Fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. A Fund may buy mortgage-related securities with or without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment adviser or subadviser determines that the securities meet the Fund’s investment objectives and policies. The markets for certain mortgage-backed securities, particularly private label (non-governmental) securities, may be very thin. A Fund’s ability to dispose of its positions in such securities will depend upon the degree of liquidity in the market for such securities. It is impossible to predict the degree of liquidity of such securities in the future.

Multiple Class Mortgage-Backed Securities – A Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMIC Certificates”). CMOs and REMIC Certificates are debt instruments, and these securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the Ginnie Mae guaranty, which is backed by the full faith and credit of the U.S. government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

The principal of and interest on the mortgage-backed securities may be allocated among the several classes, also referred to as “tranches” in various ways. Each tranche of a mortgage-backed security is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a mortgage-backed security may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes on a monthly, quarterly or semi-annual basis. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (“Z Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (“PAC Certificates”), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

One or more tranches of a CMO or a REMIC Certificate (collectively, “floating-rate CMOs”) may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate (“LIBOR”). These floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

Resets – The interest rates paid on the floating-rate CMOs in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-

month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Monthly Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors – The underlying mortgages which collateralize the floating-rate CMOs in which a Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CMOs and REMIC Certificates are subject to credit risk, interest rate risk and liquidity risk. Generally, CMOs and REMIC Certificates issued by U.S. government agencies and instrumentalities have lower credit risk than private label CMOs and REMIC Certificates because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs and REMIC Certificates may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Yields on private label CMOs and REMIC Certificates historically have been higher than the yields on CMOs and REMIC Certificates issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Funds will not invest in subordinated privately issued CMOs and REMIC Certificates. CMOs and REMIC Certificates have a high degree of interest rate risk. The value of a CMO and a REMIC Certificate will fluctuate more widely in response to interest rate changes than a standard debt security.

Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay the desired price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The markets for CMOs and REMIC Certificates, particularly private label CMOs and REMIC Certificates, at times may be very thin. A Fund’s ability to dispose of its positions in such securities will depend upon the degree of liquidity in the market for such securities. It is impossible to predict the degree of liquidity of such securities in the future.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance, including mishandling of documentation. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Stripped Mortgage Securities – Stripped Mortgage Securities may be issued by Federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped Mortgage

Securities issued by Federal agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Board.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories (“Aaa” by Moody’s or “AAA” by S&P). Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Exposure to Sub-Prime Lending Market – A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose values are dependent on the performance of sub-prime loans, including sub-prime mortgage loans. Sub-prime loans are made to borrowers with low credit ratings or other factors that increase the risk of default and who may not qualify for conventional loans. As such, these loans typically bear higher interest rates than comparable conventional loans and are subject to higher rates of default. Securities whose values are based on the performance of these loans may be subject to lower liquidity, higher volatility and higher default risk.

Other Mortgage-Backed Securities – The investment adviser or subadviser anticipates that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser or subadviser will, consistent with a Fund’s investment objective and policies, consider making investments in such new types of mortgage-related securities.

General Risks of Mortgage Securities – Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing payments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of “locking in” long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages. An investment in mortgage securities is also subject to extension risk, which is the risk that interest rates will rise and prepayment speeds will slow, and the Fund will be left holding the security longer than expected and miss out on opportunities to earn higher rates in the new interest rate environment.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and, in the case of an unscheduled payment of principal, will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund’s limit with respect to investment in illiquid securities.

Municipal Securities

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

A Fund’s investments in municipal securities is limited to those obligations that are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

The municipal securities in which a Fund may invest include both tax-exempt and taxable securities. The interest paid on most municipal obligations is generally exempt from federal income tax for most investors. However, certain municipal obligations do not qualify for federal tax-exempt status because (i) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities; (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing; or (iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

If permitted by a Fund’s investment policies, the investment adviser or subadviser, as applicable, may purchase industrial development and pollution control bonds. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Options

A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. Except as otherwise provided in the Prospectus or in this SAI, a Fund will only purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 20% of such Fund’s total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in the Funds’ Prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of that Fund’s total assets. A Fund will only write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Fund’s total return. A Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices. See also “Derivative Instruments.”

An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell, or deliver a security it might want to hold.

A Fund may use exchange-traded options, and as permitted by law, options traded OTC. It is the position of the SEC that OTC options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments, they may or may not be listed on a national securities exchange and they may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by the Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Trust’s custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. See also “Derivative Instruments.” A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

Purchasing Call Options – Except as otherwise provided in the Funds’ Prospectus or in this SAI, each Fund may purchase call options only to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund’s total assets. When a Fund purchases a call option in return for a premium paid by the Fund to the writer of the option, that Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Covered Call Writing – A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the investment adviser or subadviser determines is appropriate in pursuing the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium that may provide additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer, through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options – Except as otherwise provided in the Funds’ Prospectus or in this SAI, a Fund will purchase put options only to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund’s total assets. Except as otherwise provided in the Funds’ Prospectus or in this SAI, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that Fund for not more than one year as of the date of the short sale or were acquired by that Fund after the short sale and on or before the closing date of the short sale.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options – A Fund may also write put options on a secured basis, which means that a Fund will segregate liquid assets with its custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of liquid assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser or subadviser wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. See also “Derivative Instruments.”

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

Foreign Currency Options – A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

Real Estate Investment Trusts

Securities of real estate investment trusts (“REITs”) may be affected by changes in the value and rental rates of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values and rental rates, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. Rising interest rates may cause the value of the REIT securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but may affect a Fund’s NAV. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

A Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

Restricted Securities

Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act, that have been deemed to be liquid pursuant to guidelines adopted by the Board. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradable in their local market, are not subject to this restriction.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to that Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in the Prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities. See also “Derivative Instruments.”

Royalty Income Trusts

A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the United States and that typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources.

Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil, gas or mineral reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil, gas or other minerals funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Rule 144A Securities

A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. Rule 144A securities will not be considered illiquid unless it is determined by the investment adviser or subadviser, under guidelines approved by the Board, that an adequate trading market does not exist for these securities.

Securities Lending

A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral, and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral.

Therefore, a Fund will only enter into such lending after a review by the investment adviser or subadviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

Short Sales

Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

A short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Short-Term Trading

Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed for federal income tax purposes, to shareholders as ordinary income when distributed by the Fund.

Swap Agreements

A Fund may enter into interest rate, index, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly because the Fund can obtain credit exposure in excess of its cash obligations under the agreement.

It is expected that the obligations of parties to swap agreements to be entered into by a Fund would be calculated on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund’s portfolio. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. See also “Derivative Instruments.”

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. Except as otherwise indicated in the Funds’ Prospectus or in this SAI, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s net assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s or the subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements.

Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the investment adviser or subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose a Fund to new kinds of risks and costs.

Temporary Defensive Positioning

The investments and strategies described throughout the Prospectus are those the subadvisers intend to use under normal circumstances. When a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment objective(s).

Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to the risks, involved in the writing of options on securities, described above under “Options.”

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

Zero Coupon Bonds

Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. For federal income tax purposes, the original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital gain or loss.

Other Investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Funds’ Prospectus, provided that such investment would be consistent with that Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

CFTC Regulation

Each Fund intends to operate in compliance with the exclusion from regulation as a “commodity pool” under the Commodity Exchange Act (the “CEA”) provided by CFTC Rule 4.5. Under this rule, a Fund will not be deemed to be a “commodity pool” under the CEA if the Fund uses commodity interests solely for “bona fide hedging purposes” or, subject to certain exceptions, if the Fund limits its use of commodity interests for purposes other than bona fide hedging purposes such that (i) the aggregate initial margin and premium with respect to such commodity interests represents no more than 5% of the value of the Fund’s portfolio or (ii) the aggregate net notional value of such commodity interests does not represent more than 100% of the value of the Fund’s portfolio.

If a Fund were no longer able to claim the exclusion provided by Rule 4.5, the Fund would be required to register with the CFTC as a “commodity pool” and would become subject to regulation under the CEA, which could increase the Fund’s expenses, adversely affecting investment returns. In addition, in this event, Aston Asset Management, LLC (“Aston” or the “Adviser”) would be required to register with the CFTC as a “commodity pool operator” and the applicable subadviser would be required to register with the CFTC as a “commodity trading advisor.”

The application of amended Rule 4.5 to “funds-of-funds” remains unclear. Accordingly, the Adviser has filed for relief with respect to ASTON/Lake Partners LASSO Alternatives Fund, which defers compliance until six months following the issuance of any CFTC guidance regarding the application of Rule 4.5 to “funds-of-funds.”

Fund-of-Funds Structure

Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. The Trust and Aston have obtained an exemptive order from the SEC that allows the Funds to invest in both affiliated and unaffiliated investment companies in excess of the limits in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order. Prior to its investment in shares of an unaffiliated investment company in excess of the limit in section 12(d)(1)(A)(i) of the 1940 Act, the Trust, on behalf of a Fund, and the underlying fund must execute an agreement that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. From time to time, a Fund may rely on an exemptive order granted by the SEC to any underlying investment company, allowing a Fund to invest in such investment companies in excess of the limits in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order, including the execution of an agreement between the Trust, on behalf of the Fund and such underlying Fund that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. ASTON/Lake Partners LASSO Alternatives Fund currently relies on such exemptive order.

The following supplements the information set forth above and in the Prospectus concerning the investment objective, strategies and risks of investing in ASTON/Lake Partners LASSO Alternatives Fund. For this portion of the SAI, the term “Fund” refers only to ASTON/Lake Partners LASSO Alternatives Fund.

Other Investment Companies

Investment Company Shares

As indicated above, investments by the Fund in underlying funds will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. The Fund may rely on SEC orders that permit it to invest in certain underlying fund shares beyond the limits contained in the 1940 Act, subject to the terms and conditions of those orders. By investing in securities of an underlying fund, the Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses. Pursuant to SEC rules, the Fund may invest in shares of affiliated and unaffiliated money market funds.

Open-End Mutual Funds

Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Open-end mutual funds are offered in a wide variety of asset classes including: large-cap, mid-cap, small-cap, equity, international, sector, fixed-income and alternative non-traditional strategies. Each type of fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds

ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. A passive ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. An actively managed ETF is an investment company that seeks to outperform the performance of an index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency.

Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day’s next calculated net asset value. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF’s in-kind redemption mechanism generally will not lead to a federal income tax event for a Fund or its ongoing shareholders. The Fund does not intend to purchase and redeem creation units, but intends to purchase and sell ETFs primarily through national securities exchanges.

There is a risk that the ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. Unlike many investment companies, many ETFs are not currently “actively” managed. Thus, an ETF would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the index.

Closed-End Funds

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investing in closed-end funds typically reflect the risks of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. In addition, closed-end fund shares may be halted or delisted by the listing exchange. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Illiquid Securities

The underlying funds may invest in illiquid securities. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted OTC options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

Investment Risk

The underlying funds cover a wide variety of asset classes. The risks associated with various types of underlying funds that invest in different asset classes are described below. As new underlying fund products become available, the Fund will be able to invest in those funds, consistent with its investment objective and subject to its investment policies and restrictions.

Aggressive Investment Technique Risk

Underlying funds may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts; options on futures contracts, securities and indices; forward contracts; swap agreements and similar instruments. An underlying fund’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses that exceed the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the underlying fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an underlying fund to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each underlying fund expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an underlying fund will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an underlying fund’s position in a particular instrument when desired.

Currency Risk

The securities held by an underlying fund may be denominated in currencies other than the U.S. dollar and, as a result, may be affected by changes in exchange rates or control regulations. The value of such underlying fund’s shares relate directly to the value of foreign securities held by the underlying fund. Fluctuations in the price of foreign securities could materially and adversely affect the value of the underlying fund’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and conditions. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of an underlying fund holding such a currency will decline as well.

Commodity Risk

Investing in underlying funds that have exposure to investments in the commodities market and commodity-linked instruments (such as ETNs), may subject the Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain underlying funds may buy certain commodities directly or may invest in commodity-linked instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in underlying funds that invest in the commodities markets and its ability to invest in commodity-linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies. The Fund’s ability to invest in underlying funds that invest in the commodities markets may also be limited by the CEA rules.

Concentration Risk

Some underlying funds may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the underlying fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based underlying fund may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an underlying fund will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Fund limits its investments to a limited universe of investment companies that focus on hedging or alternative investment strategies.

Derivative Instruments Risk

The term “derivatives” has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, an underlying fund’s derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and an underlying fund’s overall portfolio. There is the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, and the risk that the underlying fund will be unable to sell or otherwise close out a derivative. Underlying funds may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in an underlying fund’s prospectus.

The types of derivative securities in which underlying funds invest may include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, swap agreements and commodity-linked derivative instruments.

Foreign Currency Contracts Risk. An underlying fund may engage in certain foreign currency transactions, such as foreign exchange forwards, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, an underlying fund may buy and sell foreign currency futures contracts and options on foreign currencies.

A foreign exchange forward involves a contractual obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign exchange forward, an underlying fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, an underlying fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by an underlying fund if the value of the hedged currency increases. An underlying fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from an underlying fund’s investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for an underlying fund to benefit from favorable fluctuations in relevant foreign currencies.

An underlying fund may also enter into foreign exchange forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, an underlying fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular fund’s investment adviser or subadviser. An underlying fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. An underlying fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

The use of currency transactions can result in an underlying fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Futures Contracts Risk. Futures contracts are generally considered to be derivative securities. An underlying fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in the fund’s prospectus. Typically, maintaining a futures contract or selling an option thereon requires an underlying fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.

At maturity, a futures contract obligates an underlying fund to take or make delivery of certain securities or the cash value of a securities index. An underlying fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. An underlying fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, an underlying fund may purchase a futures contract in anticipation of purchases of securities.

In addition, an underlying fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

For federal income tax purposes, some gains derived by a fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

Underlying funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a fund intends to purchase. Similarly, if the market is expected to decline, an underlying fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Underlying funds may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Underlying funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, an underlying fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by an underlying fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to an underlying fund would increase at approximately the same rate, thereby keeping the net asset value of an underlying fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts is expected to be similar to those of debt securities, an underlying fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and an underlying fund could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and an underlying fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when an underlying fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of an underlying fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that an underlying fund intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which an underlying fund has written is exercised, that underlying fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, an underlying fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

To the extent that market prices move in an unexpected direction, an underlying fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if an underlying fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that underlying fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if an underlying fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. An underlying fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the underlying fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes.

Further, with respect to options on futures contracts, an underlying fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options Risk. A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to, or on, an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period or on the expiration date. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. An underlying fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, an underlying fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that underlying fund’s total return. An underlying fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

Closing transactions essentially let an underlying fund offset put options or call options prior to exercise or expiration. If an underlying fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments they may or may not be listed on a national securities exchange, and they may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

In the case of a call option on a security, the option is “covered” if an underlying fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if an underlying fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

A call option is also covered if a fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent.

An underlying fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a fund will have incurred a loss in the transaction.

There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

Purchasing Call Options: When an underlying fund purchases a call option, in return for a premium paid by the fund to the writer of the option, that fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

Following the purchase of a call option, an underlying fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. An underlying fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; an underlying fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by an underlying fund may expire without any value to the underlying fund, in which event the underlying fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Covered Call Writing: An underlying fund may write covered call options. The advantage to an underlying fund of writing covered calls is that the fund receives a premium that is additional income. However, if the security rises in value, an underlying fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which an underlying fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. An underlying fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, an underlying fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, an underlying fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

Purchasing Put Options: An underlying fund may invest in put options. The purchase of the put option on substantially identical securities held by an underlying fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that fund for not more than one year as of the date of the short sale or were acquired by that fund after the short sale and on or before the closing date of the short sale.

A put option purchased by an underlying fund gives it the right to sell one of its securities for an agreed price up to an agreed date. An underlying fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options allows an underlying fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, an underlying fund will lose the value of the premium paid. An underlying fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

An underlying fund may sell a put option purchased on individual portfolio securities. Additionally, an underlying fund may enter into closing sale transactions. A closing sale transaction is one in which an underlying fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options: Underlying funds may also write put options. Secured put options will generally be written in circumstances where the investment adviser of the underlying fund wishes to purchase the underlying security for the fund’s portfolio at a price lower than the current market price of the security. In such event, that underlying fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, an underlying fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, an underlying fund may not affect such a closing transaction after it has been notified of the exercise of the option.

Foreign Currency Options: Underlying funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of an underlying fund to reduce foreign currency risk using such options.

Swap Agreements Risk. Underlying funds may enter into interest rate, index, credit default, equity, and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if the underlying fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “normal amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An underlying fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. An underlying fund may either be the buyer or the seller in the transaction. If an underlying fund is a buyer and no credit event occurs, the fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, an underlying fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation even though the reference obligation may have little or no value. Credit default swaps involve more risk than if an underlying fund had invested in the reference obligation directly because the fund can obtain credit exposure in excess of its cash obligations under the agreement.

Many swap agreements entered into by an underlying fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the underlying fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments under certain swap agreements, however, including credit default swaps, are not calculated on a “net basis.” For example, when an underlying fund sells credit protection, it has an obligation to pay the buyer the full notional value of the reference obligation, which amount generally is not determined on a net basis.

Whether an underlying fund’s use of swap agreements will be successful in furthering its investment objective will depend on the fund’s adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, an underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Generally, an underlying fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund’s repurchase agreement guidelines). Certain restrictions imposed by the Code for qualification as a regulated investment company may limit an underlying fund’s ability to use swap agreements.

Commodity-Linked Derivative Instruments Risk. An underlying fund may invest in commodity-linked derivative instruments, including structured notes. The value of a commodity-linked derivative instrument typically is based on the price movements of a particular commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

An underlying fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the underlying fund. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the underlying fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the underlying fund may receive more or less principal than it originally invested. The underlying fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

The structured notes an underlying fund enters into are expected to involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the underlying fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked structured notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

Distressed and Defaulted Securities Risk

The underlying funds may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Equity Risk

Underlying funds may invest long or short in a wide variety of equities, including U.S., foreign and emerging market equities, as well as large cap, mid-cap and small cap stocks. Equities and securities with equity characteristics entail various risks which can affect underlying funds.

Credit Risk. Credit risk is the risk that the issuer of a security or counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer or counterparty fails to honor its obligations, the value of that security and of the particular underlying fund’s shares may be reduced.

Market Risk. Overall stock market risks affect the value of underlying funds, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid-Cap Company Risk. Investing in underlying funds that own securities of small- and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small- and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small- and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Foreign Securities Risk. Investing in underlying funds that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Market Risk. The Fund may invest in underlying funds that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Exchange-Traded Note Risk

Underlying funds may invest in ETNs. The returns of ETNs are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risks that may affect the value of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses as well as their share of the fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Risk

Underlying funds may invest long or short in a wide variety of fixed income securities and instruments. Fixed income securities and instruments entail various risks which can affect underlying funds.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an underlying fund’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an underlying fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular underlying fund’s shares may be reduced. Underlying funds may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an underlying fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the particular underlying fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the remaining term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular underlying fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop the yield can also drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an underlying fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an underlying fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a particular underlying fund’s debt holdings. Certain underlying funds may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the greater the price stability.

Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. A general description of the ratings of securities by S&P, Moody’s and Fitch is set forth in Appendix A to this SAI.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable federal income tax requirements, interest from the security could become taxable for federal income tax purposes and the security could decline significantly in value.

Below Investment Grade (High Yield) Debt Securities Risk

Fixed income securities rated Ba or lower by Moody’s or BB or lower by S&P, frequently referred to as “junk bonds,” are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by an underlying fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect an underlying fund’s NAV.

In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect an underlying fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by an underlying fund, especially in a thinly traded market. Illiquid or restricted securities held by an underlying fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

Lower-Rated Securities Market – An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of an underlying fund which holds these securities.

Sensitivity to Economic and Interest Rate Changes – The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, an underlying fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and an underlying fund’s NAV.

Liquidity and Valuation – To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation’s fair value may be difficult to determine because of the absence of reliable, objective data. As a result, an underlying fund’s valuation of the obligation and the price it could obtain upon its disposition could differ.

Credit Ratings – The credit ratings of Moody’s and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, an underlying fund’s investment adviser or subadviser also performs its own analysis of issuers in selecting investments for an underlying fund. An underlying fund’s investment adviser or subadviser’s analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

Yields and Ratings – The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of an underlying fund’s net asset value per share.

Geographical Concentration Risk

Certain underlying funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, underlying funds that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Correlation Risk

There is a risk that changes in the value of hedging instruments used on underlying funds will not match those of the investment being hedged. Underlying funds benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Borrowing/Leverage Risk

Underlying funds may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the underlying fund’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by an underlying fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the underlying fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the underlying fund compared with what it would have been without borrowing. When the underlying fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Short Sales Risk

Underlying funds may sell securities short. Selling securities short involves selling securities the seller (e.g., a fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

An underlying fund may also maintain short positions in forward currency exchange transactions, in which a fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a fund has contracted to receive in the exchange.

Short sales involve the risk that an underlying fund will incur a loss by subsequently buying a security at a higher price than the price at which the underlying fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the lender of the security. Because a loss incurred by an underlying fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited and disproportionate to its potential profit. In addition, an underlying fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the underlying fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the underlying fund would have to close out its short position at an unfavorable price.

If an underlying fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, an underlying fund’s potential losses could exceed those of mutual funds that hold only long positions.

Real Estate Investment Trust Risk

Investing in underlying funds that own securities of real estate investment trusts (“REITs”) subjects the underlying fund to the risk of changes in the value of the REIT’s properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. A REIT’s return may be adversely affected if financing is not readily available or if regulations governing REITs change.

Non-Diversified Risk

Certain underlying funds have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the underlying fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to an underlying fund whose index underlying its benchmark comprises a small number of stocks or other securities.

INVESTMENT RESTRICTIONS

The investment objective of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

The Funds subject to each investment restriction are listed below such restriction. The applicable Funds may not:

(1)         Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

ASTON/Montag & Caldwell Growth

ASTON/Cornerstone Large Cap Value

ASTON/Fairpointe Mid Cap

ASTON/TCH Fixed Income

ASTON/Harrison Street Real Estate

ASTON/Montag & Caldwell Balanced

(2)         Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/River Road Dividend All Cap Value II

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(3)         Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund, except ASTON/Harrison Street Real Estate Fund, which will have a concentration in the real estate sector.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/Cornerstone Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/River Road Dividend All Cap Value II

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Harrison Street Real Estate

ASTON/Montag & Caldwell Balanced

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(4)         Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/Cornerstone Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/River Road Dividend All Cap Value II

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Harrison Street Real Estate

ASTON/Montag & Caldwell Balanced

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(5)         As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

ASTON/Montag & Caldwell Growth

ASTON/Fairpointe Mid Cap

ASTON/River Road Small Cap Value

ASTON/TCH Fixed Income

ASTON/Montag & Caldwell Balanced

(6)         Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

ASTON/Montag & Caldwell Growth

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/River Road Small Cap Value

ASTON/TCH Fixed Income

ASTON/Montag & Caldwell Balanced

(7)         Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

ASTON/Montag & Caldwell Growth

ASTON/Fairpointe Mid Cap

ASTON/River Road Small Cap Value

ASTON/TCH Fixed Income

ASTON/Montag & Caldwell Balanced

(8)         Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

ASTON/Silvercrest Small Cap

(9)         Make investments in securities for the purpose of exercising control.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/River Road Dividend All Cap Value II

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(10)         Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/TCH Fixed Income

ASTON/Anchor Capital Enhanced Equity

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

(11)         Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

(12)         Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

(13)         Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

ASTON/Montag & Caldwell Growth

ASTON/Herndon Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/Fairpointe Mid Cap

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/TCH Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Barings International

ASTON/Montag & Caldwell Balanced

(14)         Borrow money or issue senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

ASTON/Herndon Large Cap Value

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/Barings International

(15)         As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer.

ASTON/Herndon Large Cap Value

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/LMCG Small Cap Growth

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/Barings International

(16)         Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

ASTON/Herndon Large Cap Value

ASTON/Cornerstone Large Cap Value

ASTON/River Road Dividend All Cap Value

ASTON/River Road Dividend All Cap Value II

ASTON/Montag & Caldwell Mid Cap Growth

ASTON/River Road Select Value

ASTON/River Road Small Cap Value

ASTON/River Road Independent Value

ASTON/LMCG Small Cap Growth

ASTON/DoubleLine Core Plus Fixed Income

ASTON/Lake Partners LASSO Alternatives

ASTON/Anchor Capital Enhanced Equity

ASTON/River Road Long-Short

ASTON/Barings International

ASTON/Harrison Street Real Estate

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(17)         Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Funds’ investments in such industry would exceed 25% of the value of the total assets of the Funds; provided that investments in another registered investment company are not considered to be issued by members of any industry.

ASTON/Lake Partners LASSO Alternatives

(18)        Purchase or sell commodities or commodity contracts unless acquired as a result of ownership securities or other investments. This limitation does not preclude the Funds from entering into futures contracts and options thereon in accordance with the Funds’ investment objective and policies, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

ASTON/Lake Partners LASSO Alternatives

(19)        Borrow money, except that a Fund may borrow money (a) for temporary or emergency purposes in an amount not exceeding 5% of the Fund’s total assets determined at the time of the borrowing; and (b) from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

ASTON/Cornerstone Large Cap Value

ASTON/Harrison Street Real Estate

(20)        Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

ASTON/Cornerstone Large Cap Value

ASTON/River Road Independent Value

ASTON/River Road Long-Short

ASTON/Harrison Street Real Estate

ASTON/River Road Dividend All Cap Value II

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

(21)        Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund’s assets.

ASTON/Cornerstone Large Cap Value

(22)        As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

ASTON/River Road Independent Value

ASTON/DoubleLine Core Plus Fixed Income

ASTON/River Road Dividend All Cap Value II

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(23)        Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

ASTON/River Road Independent Value

ASTON/River Road Long-Short

ASTON/River Road Dividend All Cap Value II

ASTON/Silvercrest Small Cap

(24)        Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts or other financial instruments is not considered to be the purchase or sale of a security on margin.

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(25)        Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

ASTON/River Road Independent Value

ASTON/River Road Long-Short

ASTON/River Road Dividend All Cap Value II

ASTON/Silvercrest Small Cap

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(26)        Purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

ASTON/River Road Dividend All Cap Value II

ASTON/LMCG Emerging Markets

ASTON/Guardian Capital Global Dividend

ASTON/Pictet International

ASTON/Fairpointe Focused Equity

(27)        Make loans, except as permitted by the 1940 Act, rules and regulations thereunder and any applicable exemptive relief.

ASTON/Fairpointe Focused Equity

With respect to ASTON/Lake Partners LASSO Alternatives Fund, the foregoing restrictions apply to direct investments of the Fund. The underlying funds in which ASTON/Lake Partners LASSO Alternatives Fund will invest have adopted certain investment restrictions that may be more or less restrictive than those listed for the Fund above. The investment restrictions for such underlying funds will be set forth in their respective prospectuses and statements of additional information.

With respect to limitation (8) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Unless otherwise indicated, the percentage limitations contained in the Funds’ fundamental investment restrictions apply on an ongoing basis and not simply at the time a security is purchased.

NON-FUNDAMENTAL INVESTMENT POLICIES

For purposes of ASTON/Harrison Street Real Estate Fund’s investment policies, a company is “principally engaged” in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

ASTON/Cornerstone Large Cap Value and ASTON/Harrison Street Real Estate Funds each may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund’s total assets. The aggregate value of option positions may not exceed 10% of a Fund’s total assets as of the time such options are entered into by a Fund.

Each of ASTON/Herndon Large Cap Value Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Silvercrest Small Cap Fund, ASTON/River Road Small Cap Value Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/TCH Fixed Income Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/LMCG Emerging Markets Fund, ASTON/Harrison Street Real Estate Fund and ASTON/Fairpointe Focused Equity Fund has a policy to invest, under normal circumstances, at least 80% of its assets in the type of investments suggested by its name as described in the Prospectus in accordance with Rule 35d-1 of the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change of such policy. For purposes of each such policy, the term “assets” means “net assets plus the amount of any borrowings for investment purposes.”

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board. Information pertaining to the Trustees and officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bruce B. Bingham c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 67 Trustee	Since 2014	Partner, Hamilton Partners (real estate development firm) (1987-present)	72	N/A	Significant mutual fund board experience; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

William E. Chapman, II c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 74 Trustee; Independent Chairman	Since 2010	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Formerly Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	72	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).	Significant mutual fund board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 70 Trustee	Since 2010	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	72	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).	Significant mutual fund board experience; practicing attorney; Chairman of the Trust’s Audit Committee.

Kurt Keilhacker c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 52 Trustee	Since 2014	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-present); Managing Member, Clapham Partners I, LLC (2013-present)	74	Board member of 6wind SA. and Trustee of Gordon College (2001 – 2016).	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 65 Trustee	Since 2010	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment	72	Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP;	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

		Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)		Independent Director, Chase Investment Counsel.	services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 69 Trustee	Since 2014	Adjunct Professor, Boston College (2010-2013)	72	Director of Ameriprise Financial Inc. (2005-2009).	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Eric Rakowski c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 57 Trustee	Since 2010	Professor, University of California at Berkeley School of Law (1990-present)	74	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).	Significant mutual fund board experience; former practicing attorney; currently professor of law.

Victoria Sassine c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 50 Trustee	Since 2014	Lecturer, Babson College (2007 –present)	74	N/A	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Thomas R. Schneeweis c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 68 Trustee	Since 2010	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010 to Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013)	72	N/A	Significant mutual fund board experience; professor emeritus of finance; significant executive experience with several investment partnerships.

Interested Trustee

Christine C. Carsman(2) c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 63	Since 2014	Senior Vice President (2007-present) and Deputy General Counsel (2011-present); Chief Regulatory Counsel (2004-2011); Vice President (2004-2007), Affiliated Managers Group, Inc.; Chief Legal Officer, Aston Funds (2010-2014); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	74	N/A	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as Chief Legal Officer.

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Officer(s) Who Are Not Trustees

Jeffrey T. Cerutti, CFA c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 47 President and Chief Executive Officer	Since 2015	Chief Executive Officer, Aston Asset Management, LLC (2016-Present); President and Chief Executive Officer, Aston Funds (2015-present); Chief Executive Officer, AMG Funds LLC (2014-present); Director, President and Principal, AMG Distributors, Inc. (2014-present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-present); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)	N/A	N/A	N/A

Gerald F. Dillenburg, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 49 Senior Vice President, Chief Operating Officer and Chief Compliance Officer	Since 1996	Chief Compliance Officer, Aston Asset Management, LLC (2006-present); Chief Financial Officer, Aston Asset Management, LLC (2006-2010)	N/A	N/A	N/A

Mark J. Duggan c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 50 Secretary and Chief Legal Officer	Since 2015	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015- present); Attorney, K&L Gates, LLP (2009- 2015)	N/A	N/A	N/A

Laura M. Curylo, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, Illinois 60602 Age: 47 Treasurer and Chief Financial Officer	Since 2006	Vice President and Controller, Aston Asset Management, LLC (2006-present); Chief Financial Officer, Aston Asset Management, LLC (2010-2015)	N/A	N/A	N/A

(1)    A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his/her successor, in accordance with the Amended and Restated By-Laws of the Trust (the “By-Laws”), or (iv) the last day of the fiscal year in which he/she attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws.

(2)    “Interested person” of the Trust as defined in the 1940 Act. Ms. Carsman is considered an “interested person” because of her affiliation with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser, and related entities.

Board of Trustees, Leadership Structure and Committees

Experience and Qualifications

The table above provides a summary of the experience, qualifications, attributes and skills of each Trustee in light of the Trust’s business and structure. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, other financial services firms, not-for-profit entities or other organizations; and/or other life experiences.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. Because all Funds in the Aston Funds family are series of the Trust, a single Board oversees the operations of all the Aston Funds. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (the “CCO”). The Board currently is composed of ten Trustees, nine of whom are not “interested persons” (as that term is defined in the 1940 Act) and are designated in the table above as “Independent Trustees.” An Independent Trustee serves as the Chairman of the Board (the “Independent Chairman”). The Independent Chairman, among other things, chairs meetings of the Trustees, consults with the Funds’ Chief Executive Officer on the agenda, and facilitates communication among the Independent Trustees, management of the Funds and the full Board. The Board believes that a chairman without any conflicts of interests arising from a position with Trust management promotes the independent oversight function of the Board.

The Board has established three standing committees. The Audit Committee is responsible for monitoring the Funds’ accounting policies, financial reporting and internal control system; monitoring the work of the Funds’ independent accountants; and providing an open avenue of communication among the independent accountants, Fund management and the Board. The Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and other governance matters. The Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairman of the Governance Committee. All of the Independent Trustees serve as members of the Audit Committee, Governance Committee and Valuation Committee. Mr. Kaier serves as Chairman of the Audit Committee. Mr. Chapman serves as Chairman of the Governance Committee. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Audit Committee,

Governance Committee and Valuation Committee held two, two and zero meetings, respectively, during the fiscal year ended October 31, 2015.

Risk Oversight

Through its oversight role, through its committees and through the Trust’s officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Adviser, the Trust’s administrator (the “Administrator”), distributor, transfer agent, custodian and independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) receiving reports from the CCO on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Trust’s treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the Independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser and subadvisers on the investments and securities trading for the Funds. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as needed basis, including reports on testing the compliance procedures of the Trust and its service providers.

Fund Ownership

Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the same family of investment companies beneficially owned by each current Trustee at December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Bruce B. Bingham	None	None
William E. Chapman, II

ASTON/Cornerstone Large Cap Value Fund $1 - $10,000

ASTON/Montag & Caldwell Growth Fund $50,001-$100,000

ASTON/River Road All Cap Value Fund II Over $100,000

ASTON/Fairpointe Mid Cap Fund – Over $100,000

ASTON/River Road Select Value Fund – $50,001-$100,000

ASTON/DoubleLine Core Plus Fixed Income Fund – $10,001-$50,000

ASTON/Lake Partners LASSO Alternatives Fund – $10,001-$50,000

ASTON/River Road Long-Short Fund – Over $100,000

Over $100,000
Edward J. Kaier	ASTON/Montag & Caldwell Growth Fund – $10,001-$50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

ASTON/Fairpointe Mid Cap Fund – $50,001-$100,000

ASTON/River Road All Cap Value Fund – $10,001-$50,000

ASTON/DoubleLine Core Plus Fixed Income Fund – Over $100,000

ASTON/Lake Partners LASSO Alternatives Fund – Over $100,000

ASTON/River Road Long-Short Fund – $10,001-$50,000

Kurt Keilhacker	ASTON/Montag & Caldwell Growth Fund – Over $100,000	Over $100,000
Steven J. Paggioli	ASTON/Fairpoint Mid Cap Fund – $10,001-$50,000 ASTON/River Road Dividend All Cap Value Fund – Over $100,000 ASTON/Pictet International Fund – $10,001-$50,000	Over $100,000
Richard F. Powers, III	None	None
Eric Rakowski	ASTON/Fairpointe Mid Cap Fund – $10,001 -$50,000	$10,001-$50,000
Victoria Sassine	None	None
Thomas. R. Schneeweis

ASTON/Anchor Capital Enhanced Equity Fund – $1-$10,000

ASTON/Montag & Caldwell Growth Fund – $10,001-$50,000

ASTON/Herndon Large Cap Value Fund – $10,001-$50,000

ASTON/Fairpointe Mid Cap – $10,001-$50,000

ASTON/River Road Dividend All Cap Value Fund – $10,001-$50,000

ASTON/River Road Independent Value Fund – $50,001-$100,000

ASTON/DoubleLine Core Plus Fixed Income Fund – $10,001-$50,000

ASTON/Lake Partners LASSO Alternatives Fund – $10,001-$50,000

ASTON/River Road Long-Short Fund – $10,001-$50,000

Over $100,000
Interested Trustee
Christine C. Carsman	ASTON/Fairpointe Mid Cap Fund – $50,001-$100,000 ASTON/Lake Partners LASSO Alternatives Fund – $50,001-$100,000 ASTON/RiverRoad Long-Short Fund – $50,001-$100,000	Over $100,000

Remuneration

The Trustees of the Trust who are not affiliated with the Adviser, the Distributor or any subadviser receive an annual retainer, meeting fees and reimbursement for out-of-pocket expenses for each meeting of the Board they attend. The Independent Chairman and standing committee chairs receive an additional retainer. No officer or employee of the Adviser or any subadviser or their affiliates receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, except that the Trust compensates the Administrator for providing an officer to serve as the Funds’ CCO.

The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2015. Except for Mr. Chapman, no individual (including all other Trustees and officers of the Trust) received more than $120,000 in aggregate compensation from the Trust for the same period.

Trustee	Aggregate Compensation Received From the Trust	Pension or Retirement Benefits Accrued (as part of Fund Expenses)	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex

Independent Trustees
Bruce B. Bingham	$ 78,172	NA	NA	$78,172
William E. Chapman, II	93,590	NA	NA	93,590
Edward J. Kaier	85,142	NA	NA	85,142
Kurt Keilhacker	78,172	NA	NA	78,172
Steven J. Paggioli	78,172	NA	NA	78,172
Richard F. Powers, III	78,172	NA	NA	78,172
Eric Rakowski	78,172	NA	NA	78,172
Victoria Sassine	78,172	NA	NA	78,172
Thomas R. Schneeweis	78,172	NA	NA	78,172

Interested Trustee
Christine C. Carsman	NA	NA	NA	NA

As of January 31, 2016, Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Fund, except for their ownership of approximately: 1.55% of ASTON/River Road Long-Short Fund – Class N; 1.41% of ASTON/Montag & Caldwell Mid Cap Growth Fund – Class I; 16.67% of ASTON/Harrison Street Real Estate Fund – Class I; 1.43% of ASTON/River Road Select Value Fund – Class N; 3.8% of ASTON/River Road Dividend All Cap Value Fund II – Class N; 8.39% of ASTON/LMCG Emerging Markets Fund – Class I.

Code of Ethics

The Trust, the Adviser, each Fund’s subadviser and the principal underwriter have each adopted a code of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated the voting of portfolio securities on behalf of the Funds to the applicable subadviser. Each subadviser has adopted proxy voting policies and procedures (the “Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the applicable subadviser. The Proxy Voting Policies and Procedures are included under Appendix B.

If a Fund relies on Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). In such a case, a Fund intends to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.

Information regarding how the Trust voted proxies on behalf of each Fund, related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s website at www.astonfunds.com and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who, as of January 29, 2016, owned of record or beneficially 5% or more of the shares of a class of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

ASTON/Montag & Caldwell Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

LPL Financial Omnibus Customer Account ATTN LINDSAY OTOOLE 4707 Executive Drive San Diego, CA 92121	N	10,146,996.178	27.4946%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	N	9,236,821.941	25.0284%

Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	4,998,711.181	13.5447%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	2,006,823.557	5.4378%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	9,768,891.193	20.4556%

Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	6,613,029.643	13.8473%

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers ATTN Service Team 4800 Deer Lake Dr. East 3rd Fl Jacksonville, FL 32246	I	6,066,806.758	12.7036%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	I	4,671,260.917	9.7814%

Stratevest Co Omnibus Account Po Box 1034 Cherry Hill, NJ 08034	I	2,919,248.002	6.1128%

Reliance Trust Company FBO Retirement Plans Serviced By Metlife C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village, CO 80111	R	221,639.164	72.5906%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers ATTN Service Team 4800 Deer Lake Dr. East 3rd Fl Jacksonville, FL 32246	R	43,154.595	14.1339%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	R	31,308.111	10.2539%

ASTON/Herndon Large Cap Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

National Financial Services Corp. (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	N	364,815.522	59.3403%

Great-West Trust Co LLC FBO Recordkeeping for Various Benef 8525 E Orchard Rd C/O Mutual Fund Trading Greenwood Village, CO 80111	N	78,267.279	12.7308%

UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F ATTN: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	N	50,935.942	8.2852%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	35,426.387	5.7624%

National Financial Services Corp. (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	I	3,441,837.623	44.2490%

Vanguard Fiduciary Trust CoABN AMRO Funds U/A Dtd 12/31/02 Po Box 2600 ATTN Outside Funds Valley Forge, PA 19482	I	1,336,315.468	17.1800%

UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F ATTN: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	I	1,197,047.407	15.3895%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	893,012.654	11.4808%

Aston/Cornerstone Large Cap Value Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	3,559,489.225	88.5537%

Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	1,931,130.622	56.3258%

Vanguard Fiduciary Trust Co ABN AMRO Funds U/A Dtd 12/31/02 Po Box 2600 ATTN Outside Funds Valley Forge, PA 19482	I	862,184.459	25.1476%

DCGT As TTEE And/Or CUST FBO PLIC Various Retirement Plans Omnibus ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	208,447.792	6.0799%

ASTON/Fairpointe Focused Equity Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	153,476.407	59.6132%

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	77,103.263	29.9484%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	252,952.729	52.8176%

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	173,973.148	36.3263%

Fairpointe Capital LLC 1 N Franklin St Suite 3300 Chicago, IL 60606	I	44,734.202	9.3407%

Aston/River Road Dividend All Cap Value Fund
Shareholder Name And Address	Class	Shares Owned	Percent of Class
BNY Mellon As Agent For BNYM I S Trust Co CUST FBO Morningstar Wrap Program Customers 760 Moore Road MS King Of Prussia, PA 19406	N	7,908,122.759	45.9898%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,766,844.541	16.0906%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	1,957,758.626	11.3854%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients Po Box 2226 Omaha, NE 68103-2226	N	1,849,941.837	10.7584%

Raymond James Omnibus For Mutual Funds House Account Firm ATTN Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716	I	18,242,650.343	40.8249%

Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	9,280,989.398	20.7697%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	3,623,738.787	8.1095%

ASTON/River Road Dividend All Cap Value Fund II
Shareholder Name and Address	Class	Shares Owned	Percent of Class

Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	72,576.455	32.7501%

Raymond James Omnibus For Mutual Funds House Acct Firm ATTN Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	N	25,023.317	11.2918%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	25,020.776	11.2906%

Commonwealth BK & TR Reinvest 7590 4350 Brownsboro Road Suite 210 ATTN Mutual Fund Processing Louisville, KY 40207	N	22,854.782	10.3132%

TD Ameritrade Inc For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103	N	20,457.213	9.2313%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th FL 499 Washington Blvd Jersey City, NJ 07310	N	13,497.345	6.0907%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	3,602,770.010	41.5347%

Linercourse & Co. as Custodian for Indian River Medical Center – Pension 1200 Crown Colony Dr. Att. STS Mutual Funds Quincy, MA 02169	I	1,072,593.027	12.3654%

Raymond James Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	I	647,345.127	7.4629%

ASTON/Fairpointe Mid Cap Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	11,358,802.797	23.8543%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	N	11,332,751.877	23.7996%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	4,021,299.976	8.4450%

Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	I	17,766,337.550	25.5856%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	I	10,588,112.226	15.2481%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	8,531,596.739	12.2865%

ASTON/Montag & Caldwell Mid Cap Growth Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc Special Custody Acct for Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	273,872.596	58.7785%

Raymond James Omnibus For Mutual Funds House Acct Firm ATTN Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	N	91,748.660	19.6911%

Timothy Hooper Atlanta, GA 30327	N	25,803.777	5.5380%

TD Ameritrade Trust Company ATTN House PO Box 17748 Denver, CO 80217-0748	I	196,557.943	33.2111%

Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182	I	195,736.480	33.0723%

William Vogel Atlanta, GA 30350-3617	I	97,177.132	16.4194%

ASTON/River Road Select Value Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

Charles Schwab & Co. Inc Special Custody Acct For Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104	N	302,087.206	42.3778%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	99,243.587	13.9222%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	N	71,499.968	10.0303%

LPL Financial Omnibus Customer Account ATTN Lindsay Otoole 4707 Executive Drive San Diego, CA 92121	N	64,399.135	9.0341%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers ATTN Service Team 4800 Deer Lake Drive East 3rd FL Jacksonville, FL 32246	N	62,190.091	8.7242%

Charles Schwab & Co IncSpecial Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	3,363,446.856	52.1512%

Shepherd Center Inc 2020 Peachtree Rd NW Atlanta, GA 30309-1426	I	781,445.668	12.1165%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	767,182.941	11.8954%

Wells Fargo Bank NA FBO HLS&R Inc Domestic Equities PO Box 1533 Minneapolis, MN 55480	I	487,448.783	7.5580%

Wells Fargo Bank NA FBO HLS&R Education Domestic Equity PO Box 1533 Minneapolis, MN 55480	I	415,404.353	6.4410%

ASTON/River Road Small Cap Value Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	755,503.937	43.2385%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	726,485.066	41.5778%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1100	I	11,414,216.298	56.0120%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	3,004,486.025	14.7437%

Minnesota Life 400 Robert St N Saint Paul, MN 55101-2006	I	2,701,103.495	13.2549%

Aston/River Road Independent Value Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	12,067,801.853	50.5485%

BNY Mellon As Agent For BNYM I S Trust Co CUST FBO Morningstar Wrap Program Customers 760 Moore Road MS: 19k-1a08 King Of Prussia, PA 19406	N	8,247,061.329	34.5445%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	3,767,994.694	41.5849%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	1,573,261.972	17.3631%

Raymond James Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1100	I	1,144,299.634	12.6289%

Commonwealth BK &TR Reinvest 7590 4350 Brownsboro Road, Suite 210 ATTN: Mutual Fund Processing Louisville, KY 40207	I	479,352.423	5.2903%

Maril & Co FBO JI C/O BMO Harris Bank NA ATTN: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	I	470,303.521	5.1904%

Aston/LMCG Small Cap Growth Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	4,935,407.513	52.3147%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	2,630,887.556	27.8871%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	1,352,134.850	28.1701%

LPL Financial Omnibus Customer Account ATTN Lindsay Otoole 4707 Executive Drive San Diego,CA 92121	I	818,878.496	17.0603%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	336,447.416	7.0095%

First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis, MO 63103	I	286,002.107	5.9585%

Aston/Silvercrest Small Cap Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	989,986.166	70.8459%

WTRICS As TTEE FBO Tredegar Corporation Retirement Savings Plan PO Box 52129 Phoenix, AZ 85072-2129	N	171,621.921	12.2817%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	119,742.778	8.5691%

HOCO 922 Walnut St Mailstop TBTS 2 Kansas City, MO 64106	N	90,179.648	6.4535%

Board Of TTEES For The New York Life Progress Program Trust C/O Maria Mauceri Rm 5111 New York Life Insurance Co 51 Madison Ave New York, NY 10010-1603	I	1,691,669.104	16.2061%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	I	1,506,370.997	14.4309%

Mercer Trust Company TTEE FBO HD Supply 401k Retirement Plan ATTN DC Plan Admin One Investors Way Norwood, MA 02062	I	1,351,163.085	12.9440%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	1,320,430.454	12.6496%

John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	I	894,346.014	8.5678%

AIG Retirement Services Company Central GA Retire SAV Plan ATTN Chris Bauman 2727-A Allen Pkwy 4-D1 Houston, TX 77019-0000	I	872,575.305	8.3592%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	623,725.578	5.9752%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	613,804.466	5.8802%

Aston/Doubleline Core Plus Fixed Income Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	11,696,241.455	44.3226%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	N	7,063,764.075	26.7680%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	6,517,904.234	24.6994%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	9,787,348.041	30.2220%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	9,579,440.966	29.5800%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of It’s Customers ATTN Service Team 4800 Deer Lake Dr. East 3rd Fl. Jacksonville, FL 32246	I	4,139,242.296	12.7814%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	3,130,197.762	9.6656%

UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F ATTN: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	I	2,173,561.298	6.7117%

Aston/TCH Fixed Income Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

DCGT As TTEE And/Or CUST FBO PLIC Various Retirement Plans Omnibus ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	N	1,037,027.146	31.8352%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	311,436.943	9.5607%

DCGT As TTEE And/Or CUST FBO PLIC Various Retirement Plans Omnibus ATTN Npio Trade Desk 711 High Street Des Moines, IA 50303	N	213,727.421	6.5611%

Great-West Trust Co LLC FBO Recordkeeping For Various Benef. 8525 E Orchard Rd C/O Mutual Fund Trading Greenwood Village, CO 80111	I	594,193.304	48.9514%

DCGT As TTEE And/Or CUST FBO PLIC Various Retirement Plans Omnibus ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50303	I	410,082.707	33.7838%

First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis, MO 63103	I	178,097.849	14.6722%

Aston/Lake Partners Lasso Alternatives Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

Pershing LLC BNYM IS Trust Co FBO Wrap Clients Mailstop 19k-0105 760 Moore Road King Of Prussia, PA 19406	N	1,704,633.872	54.2867%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	429,931.165	13.6918%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	311,116.753	9.9080%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	208,304.520	6.6338%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4400	N	200,671.309	6.3907%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of It’s Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	3,564,385.726	35.1819%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	1,540,985.993	15.2102%

UMBSC & CO FBO Omnibus Investment Management - Cash PO Box 419260 Ms 1010405 Kansas City, MO 64141-6260	I	1,134,639.793	11.1994%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	961,894.744	9.4943%

UMBSC & CO FBO Omnibus Investment Management - Reincapgains PO Box 419260 Ms 1010405 Kansas City, MO 64141-6260	I	867,569.202	8.5633%

First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis, MO 63103	I	599,643.482	5.9187%

Aston/Anchor Capital Enhanced Equity Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	5,291,710.711	62.7170%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	2,224,078.676	26.3596%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	2,770,364.419	39.9289%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	1,197,044.369	17.2529%

UBS Financial Services Inc FBO UBS WM USA OMNI ACCOUNT M/F ATTN: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	I	849,779.267	12.2478%

Fifth Third Bank CUST FBO:Cape Ann Savings Bank - C/R 5001 Kingsley Dr Dept 3385 Cincinnati, OH 45263	I	380,952.230	5.4906%

Aston/River Road Long-Short Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	678,949.451	44.6311%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	404,341.771	26.5796%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	200,246.253	13.1633%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4400	N	131,563.157	8.6484%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	1,051,698.183	35.4012%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	I	827,050.082	27.8393%

Commonwealth BK &TR Reinvest 7590 4350 Brownsboro Road, Suite 210 ATTN: Mutual Fund Processing Louisville, KY 40207	I	371,050.481	12.4899%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	I	356,393.774	11.9966%

Aston/Barings International Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
Strafe & Co FBO Andrew Mcnally IV Roth Ira PO Box 6924 Newark, DE 19714-6924	N	53,809.741	82.0907%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	8,396.522	12.8095%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco. CA 94104-4122	I	2,680,254.353	79.9099%

Strafe & Co FBO TR Schwertfeger & G. Waller P.O. Box 6924 Newark, DE 19714-6924	I	652,155.853	19.4436%

Aston/Guardian Capital Global Dividend Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
AMG 2014 Capital LLC 600 Hale St Prides Crossing, MA 01965	N	100,000.000	97.1824%

Alexandria Bancorp Limited PO Box 2428 Grand Cayman, Cayman Islands KY1-1105	I	309,869.056	96.0937%

Aston/LMCG Emerging Markets Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class
Aston Asset Management Laura Curylo Controller 120 N Lasalle St 25th Fl Chicago, IL 60602-2953	N	69,860.406	89.8514%

Stuart D. Bilton & Bette E. Bilton JT Ten Barrington, IL 60010-5135	I	77,945.605	41.9527%

SEI Private Trust Company ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	I	55,718.287	29.9893%

Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	I	22,549.717	12.1370%

Gerald Dillenburg & Cheryl Dillenburg JTWROS 120 North Lasalle St 25th Fl Chicago, IL 60602	I	15,589.034	8.3905%

Aston Asset Management Laura Curylo Controller 120 N Lasalle St 25th Fl Chicago, IL 60602-2953	I	10,403.080	5.5993%

Aston/Pictet International Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

AMG 2014 Capital Llc 600 Hale St Prides Crossing, MA 01965	N	100,000.000	90.0735%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	6,322.771	5.6951%

Aston/Harrison Street Real Estate Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	211,525.403	27.9461%

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	109,416.735	14.4558%

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	79,254.752	10.4709%

DCGT As TTEE And/Or CUST FBO PLIC Various Retirement Plans Omnibus ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50392	N	60,848.718	8.0392%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of It’s Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	N	54,249.147	7.1672%

TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	N	48,446.685	6.4006%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of It’s Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	12,898.038	31.7799%

Nationwide Trust Company FSB C/O Ipo Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	I	9,053.303	22.3067%

UBS Financial Services Inc FBO UBS WM USA Omni Account M/F ATTN: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	I	7,561.057	18.6299%

Gerald Dillenburg & Cheryl Dillenburg JTWROS 120 North Lasalle St 25th Fl Chicago, IL 60602	I	6,768.225	16.6764%

Raymond James Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1100	I	2,052.189	5.0565%

Aston/Montag & Caldwell Balanced Fund
Shareholder Name And Address	Class	Shares Owned	Percent Of Class

Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	N	461,925.388	34.4607%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	N	88,470.144	6.6001%

Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of It’s Customers ATTN Service Team 4800 Deer Lake Dr East 3rd Fl Jacksonville, FL 32246	I	72,921.801	42.6299%

National Financial Services Corp (FBO) Our Customers ATTN Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	I	56,770.100	33.1877

Raymond James Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1100	I	10,178.565	5.9504%

TD Ameritrade Trust Company C/O Montag & Caldwell 401k PSP PO Box 17748 Denver, CO 80217-0748	I	9,171.405	5.3616%

UBS Financial Services Inc FBO UBS WM USA Omni Account M/F ATTN: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	I	8,718.227	5.0967%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

As described in the Prospectus, the Trust employs Aston to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an investment advisory agreement with respect to each Fund (the “Investment Advisory Agreement”). Pursuant to the Agreement, Aston shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such discretion as the Board may provide, and other corporate actions, and shall perform such functions of investment management and supervision as may be directed by the Board. Aston has engaged subadvisers to manage the day-to-day investment management of each Fund’s portfolio. The advisory services provided by Aston for each Fund and the fees received by it for such services for the Fund’s most recent fiscal year are described in the Prospectus.

Aston is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG’s interests in Aston are held through AMG’s wholly-owned subsidiary, AMG Funds LLC. Aston commenced operations on December 1, 2006. AMG acquired a majority interest in Aston on April 15, 2010. On May 30, 2014, AMG exercised its call option to purchase the outstanding equity of Aston that was not then owned by AMG, making Aston an indirect, wholly-owned subsidiary of AMG. In connection with AMG’s exercise of its call option, Aston converted to a Delaware limited liability company on May 30, 2014. Aston is located at 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2015, Aston had approximately $9.3 billion in assets under management.

AMG, a Delaware corporation with a principal place of business at 777 South Flagler Drive, West Palm Beach, Florida 33401, is an asset management company that holds interests in investment management firms. The common stock of AMG is publicly traded on the New York Stock Exchange under the symbol AMG. Pro forma for any pending investments, the aggregate assets under management of AMG’s affiliated investment management firms were approximately $628 billion at December 31, 2015.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a management fee from each Fund at an annual rate based on the Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Gross Advisory Fee (as a % of average daily net assets)
ASTON/Montag & Caldwell Growth	0.80% for the first $800 million 0.60% over $800 million up to $6 billion 0.55% over $6 billion up to $12 billion 0.50% over $12 billion
ASTON/Herndon Large Cap Value	0.70%(1)
ASTON/Cornerstone Large Cap Value	0.70%(1)
ASTON/Fairpointe Focused Equity	0.80%
ASTON/River Road Dividend All Cap Value	0.70%
ASTON/River Road Dividend All Cap Value II	0.70%
ASTON/Fairpointe Mid Cap	0.80% for the first $100 million 0.75% for next $300 million 0.70% over $400 million
ASTON/Montag & Caldwell Mid Cap Growth	0.85%
ASTON/River Road Select Value	1.00%
ASTON/River Road Small Cap Value	0.90%
ASTON/River Road Independent Value	1.00%
ASTON/LMCG Small Cap Growth	1.00%
ASTON/Silvercrest Small Cap	1.00%
ASTON/DoubleLine Core Plus Fixed Income	0.55%
ASTON/TCH Fixed Income	0.55%
ASTON/Lake Partners LASSO Alternatives	1.00%
ASTON/Anchor Capital Enhanced Equity	0.70%
ASTON/River Road Long-Short	1.20%
ASTON/Barings International	1.00%
ASTON/Guardian Capital Global Dividend	0.80%
ASTON/LMCG Emerging Markets	1.05%
ASTON/Pictet International	0.90%
ASTON/Harrison Street Real Estate	1.00%
ASTON/Montag & Caldwell Balanced	0.75%

(1) Effective January 1, 2016, the Fund’s Gross Advisory Fee was reduced from 0.80% of average daily net assets to 0.70% of average daily net assets.

Aston has entered into an Expense Limitation Agreement with the Trust, on behalf of the Funds listed in the table below, through February 28, 2017, under which Aston will waive its fees or reimburse a Fund’s expenses to the extent that the Fund’s annual operating expense ratio, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, exceeds the applicable rate shown in the table below:

Fund	Class I	Class N
ASTON/Cornerstone Large Cap Value(1)	0.89%	1.14%
ASTON/River Road Dividend All Cap Value	1.05%	1.30%
ASTON/TCH Fixed Income	0.69%	0.94%
ASTON/Harrison Street Real Estate	1.12%	1.37%
ASTON/Montag & Caldwell Balanced	1.10%	1.35%

(1) Prior to January 1, 2016, the contractual expense limitation was 1.05% and 1.30% for Class I and Class N, respectively.

Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of the Funds listed in the table below, through February 28, 2017, under which Aston will waive its fees or reimburse the Fund’s expenses to the extent that the Fund’s annual operating expense ratio, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, exceeds the applicable rate shown in the table below:

Fund	Class I	Class N
ASTON/Montag & Caldwell Mid Cap Growth	1.00%	1.25%
ASTON/Herndon Large Cap Value(1)	0.89%	1.14%
ASTON/River Road Select Value	1.25%	1.50%
ASTON/River Road Independent Value	1.17%	1.42%
ASTON/LMCG Small Cap Growth	1.10%	1.35%
ASTON/Lake Partners LASSO Alternatives	1.15%	1.40%
ASTON/Anchor Capital Enhanced Equity	1.15%	1.40%
ASTON/River Road Long-Short	1.45%	1.70%
ASTON/DoubleLine Core Plus Fixed Income	0.69%	0.94%
ASTON/Barings International	1.15%	1.40%
ASTON/Guardian Capital Global Dividend	1.05%	1.30%
ASTON/LMCG Emerging Markets Fund	1.18%	1.43%
ASTON/Pictet International	1.15%	1.40%
ASTON/Silvercrest Small Cap	1.15%	1.40%
ASTON/River Road Dividend All Cap Value II	1.05%	1.30%

(1) Prior to January 1, 2016, the contractual expense limitation was 1.05% and 1.30% for Class I and Class N, respectively.

In connection with the Expense Reimbursement Agreement for each class of shares for each Fund listed in the tables above, the Fund has agreed that for a period of up to three years from the end of the fiscal year end in which such amount was waived or reimbursed, the Adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from the commencement of operations of the class of shares through the completion of the Fund’s first three full fiscal years of that class to the extent that the Fund’s expense ratio with respect to that class, not including interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses, remains at or below the operating expense cap after such reimbursement. Aston may from time to time voluntarily waive a portion of its advisory fees with respect to a Fund and/or reimburse a portion of a Fund’s expenses. These voluntary waivers do not include fees and expenses from investing in other investment companies (acquired funds) or interest expense. Aston may terminate such voluntary waivers/reimbursements at any time.

The investment advisory fees earned by Aston for each Fund for the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013, as well as the amount of fees waived or expenses reimbursed, are set forth below.

Fiscal year ended October 31, 2015

Fund	Gross Advisory Fees	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
ASTON/Montag & Caldwell Growth	19,333,611	-	19,333,611	-
ASTON/Herndon Large Cap Value(1)	1,089,260	42,793	1,132,053	-
ASTON/Cornerstone Large Cap Value	1,196,666	-	1,196,666	-
ASTON/Fairpointe Focused Equity(2)	39,167	(39,167)	-	(89,516)
ASTON/River Road Dividend All Cap Value	6,826,423	-	6,826,423	-
ASTON/River Road Dividend All Cap Value II	945,208	-	945,208	-

ASTON/Fairpointe Mid Cap	38,541,887	-	38,541,887	-
ASTON/Montag & Caldwell Mid Cap Growth	91,112	(91,112)	-	(83)
ASTON/River Road Select Value	1,348,429	-	1,348,429	-
ASTON/River Road Small Cap Value	2,508,044	-	2,508,044	-
ASTON/River Road Independent Value	4,741,908	(81,005)	4,660,903	-
ASTON/LMCG Small Cap Growth	1,336,681	(242,740)	1,093,941	-
ASTON/Silvercrest Small Cap	1,066,552	(77,805)	988,747	-
ASTON/DoubleLine Core Plus Fixed Income	1,908,289	(380,220)	1,528,069	-
ASTON/TCH Fixed Income	291,222	(125,730)	165,492	-
ASTON/Lake Partners LASSO Alternatives	3,198,520	(68,670)	3,129,850	-
ASTON/Anchor Capital Enhanced Equity	1,423,193	-	1,423,193	-
ASTON/River Road Long-Short(1)	1,802,939	34,948	1,837,887	-
ASTON/Barings International	210,414	(148,471)	61,943	-
ASTON/Guardian Capital Global Dividend	34,871	(34,871)	-	(87,293)
ASTON/LMCG Emerging Markets	33,899	(33,899)	-	(122,369)
ASTON/Pictet International	300,511	(175,077)	125,434	-
ASTON/Harrison Street Real Estate	126,748	(105,057)	21,691	-
ASTON/Montag & Caldwell Balanced	181,384	(57,055)	124,329	-

(1) ASTON/Herndon Large Cap Value and ASTON/River Road Long-Short each show a positive number for “Waived Fees” in the table due to amounts recouped by the Adviser pursuant to the Expense Reimbursement Agreement with the Trust, on behalf of each Fund.

(2)ASTON/Faripointe Focused Equity began issuing Class N shares and Class I shares on December 24, 2014.

Fiscal year ended October 31, 2014

Fund	Gross Advisory Fees	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
ASTON/Montag & Caldwell Growth	30,903,650	-	30,903,650	-
ASTON/Herndon Large Cap Value(1)	1,195,947	103,793	1,299,740	-
ASTON/Cornerstone Large Cap Value	892,254	-	892,254	-
ASTON/River Road Dividend All Cap Value	8,585,900	-	8,585,900
ASTON/River Road Dividend All Cap Value II(1)	779,615	95,878	875,493	-
ASTON/Fairpointe Mid Cap	39,145,259	-	39,145,259	-
ASTON/Montag & Caldwell Mid Cap Growth	96,871	(96,871)	-	(10,320)
ASTON/River Road Select Value	2,068,965	-	2,068,965	-
ASTON/River Road Small Cap Value	2,744,055	-	2,744,055	-
ASTON/River Road Independent Value	7,200,653	(25,960)	7,174,693	-
ASTON/LMCG Small Cap Growth	411,763	(131,012)	280,751	-
ASTON/Silvercrest Small Cap	508,608	(108,554)	400,054	-
ASTON/DoubleLine Core Plus Fixed Income	780,471	(199,971)	580,500	-
ASTON/TCH Fixed Income	290,359	(118,901)	171,458	-
ASTON/Lake Partners LASSO Alternatives(1)	4,969,301	87,814	5,057,115	-
ASTON/Anchor Capital Enhanced Equity	1,276,609	-	1,276,609	-
ASTON/River Road Long-Short(1)	2,708,366	103,715	2,812,081	-
ASTON/Barings International	279,884	(154,130)	125,754	-
ASTON/Guardian Capital Global Dividend(2)	18,362	(18,362)	-	(71,402)
ASTON/LMCG Emerging Markets	41,491	(41,491)	-	(131,904)
ASTON/Pictet International(2)	49,454	(49,454)	-	(52,754)
ASTON/Harrison Street Real Estate	130,889	(103,728)	27,161	-
ASTON/Montag & Caldwell Balanced	175,829	(54,524)	121,305	-

(1)ASTON/Herndon Large Cap Value, ASTON/River Road Dividend All Cap Value II, ASTON/Lake Partners LASSO Alternatives and ASTON/River Road Long-Short each show a positive number for “Waived Fees” in the table due to amounts recouped by the Adviser pursuant to the Expense Reimbursement Agreement with the Trust, on behalf of each Fund.

(2)ASTON/Guardian Capital Global Dividend and ASTON/Pictet International began issuing Class N shares and Class I shares on April 9, 2014.

Fiscal year ended October 31, 2013

Fund	Gross Advisory Fees	Waived Fees	Net Advisory Fees After Fee Waivers	Reimbursed Expenses
ASTON/Montag & Caldwell Growth	$30,285,020	-	$30,285,020	--
ASTON/Herndon Large Cap Value(1)	705,132	$28,353	733,485	--
ASTON/Cornerstone Large Cap Value	331,250	(72,432)	258,818	--
ASTON/River Road Dividend All Cap Value	7,397,487	-	7,397,487	--
ASTON/River Road Dividend All Cap Value II	336,356	(36,018)	300,338	--
ASTON/Fairpointe Mid Cap	27,440,028	-	27,440,028	--
ASTON/Montag & Caldwell Mid Cap Growth	104,268	(73,717)	30,551	--
ASTON/River Road Select Value	1,903,483	-	1,903,483	--
ASTON/River Road Small Cap Value	2,849,791	-	2,849,791	--
ASTON/River Road Independent Value	7,204,360	(59,855)	7,144,505	--
ASTON/LMCG Small Cap Growth	229,872	(157,143)	72,729	--
ASTON/Silvercrest Small Cap	179,070	(116,435)	62,635	--
ASTON/DoubleLine Core Plus Fixed Income	1,138,006	(212,638)	925,368	--
ASTON/TCH Fixed Income	360,324	(118,148)	242,176	--
ASTON/Lake Partners LASSO Alternatives(1)	3,757,977	85,619	3,843,596	--
ASTON/Anchor Capital Enhanced Equity	1,055,060	-	1,055,060	--
ASTON/River Road Long-Short	685,328	(76,699)	608,629	--
ASTON/Barings International	563,044	(154,242)	408,802	--
ASTON/LMCG Emerging Markets(2)	22,414	(22,414)	-	(96,919)
ASTON/Harrison Street Real Estate	122,463	(103,949)	18,514	--
ASTON/Montag & Caldwell Balanced	203,906	(45,721)	158,185	--

(1)ASTON/Herndon Large Cap Value and ASTON/Lake Partners LASSO Alternatives each show a positive number tor “Waived Fees” in the table due to amounts recouped by the Adviser pursuant to the Expense Reimbursement Agreement with the Trust, on behalf of the Funds.

(2)ASTON/LMCG Emerging Markets began issuing Class N shares and Class I shares on March 27, 2013.

Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Investment Advisory Agreement between the Trust and Aston may be terminated with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to Aston. Aston may also terminate its advisory relationship with respect to a Fund upon 60 days’ written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its assignment.

Under the Investment Advisory Agreement, Aston shall: (i) manage the investment and reinvestment of the assets of the Funds, (ii) continuously review, supervise and administer the investment program of the Funds, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser’s activities which are required to be maintained by the Trust and (v) render regular reports to the Trust’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then effective prospectus and SAI.

The Investment Advisory Agreement with respect to a Fund continues in effect for the Fund from year to year, so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board.

The Investment Advisory Agreement with Aston also provides that Aston shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadvisers so selected pursuant to a “manager-of-managers” structure. Under this structure, Aston also has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the sub-investment advisory agreement with respect to a Fund (each a “Sub-Investment Advisory Agreement”), subject to approval of the Board, but not shareholder approval.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement for the Funds will be included in the Fund’s next annual or semi-annual shareholder report following such approval.

Subadvisers

Under the Sub-Investment Advisory Agreement between Aston and the subadviser for each Fund, each subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Adviser. In addition, except as may otherwise be prohibited by law or regulation, a subadviser may, in its discretion and from time to time, waive a portion of its fee.

Each Sub-Investment Advisory Agreement provides that neither a subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or the Adviser for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Investment Advisory Agreement. Each Sub-Investment Advisory Agreement continues for an initial term of not more than two years and is subject to the same requirements for renewal as the Investment Advisory Agreement.

For the services provided pursuant to the Sub-Investment Advisory Agreement, Aston pays each subadviser a fee computed daily and payable monthly. The standard sub-advisory fee rate is 50% of the applicable advisory fee less any expense waivers or reimbursements and certain payments to third-party intermediaries. In certain limited circumstances, exceptions to the standard fee schedule apply.

Anchor Capital Advisors LLC (“Anchor Capital”)

Anchor Capital is the subadviser to ASTON/Anchor Capital Enhanced Equity Fund. Eighty percent (80%) of Anchor Capital is owned by Anchor Capital Holdings LLC, which is a wholly-owned subsidiary of publicly-held Boston Private Financial Holdings, Inc. Anchor Capital is located at One Post Office Square, Suite 3850, Boston, Massachusetts 02109.

The table below shows other accounts for which the portfolio managers of the Fund are primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Ronald A. Altman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$11.3	0	$0

Adam D. Neves
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

David J. Watson
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	25	$165.1	0	$0

Material Conflicts of Interest. The portfolio managers for the Fund may manage multiple accounts following the same enhanced equity strategy. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations. Consequently, the portfolio managers may purchase securities for one account and not another and the performance of the securities purchased for one account may vary from the performance of securities for another. Anchor Capital has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Messrs. Altman’s, Neves’ and Watson’s compensation include a base salary. They also participate in standard company benefits including a 401(k) plan, and they may also be entitled to receive a percentage of a bonus pool that is based on Anchor Capital’s net operating profits. Their share of the pool is determined by Anchor Capital’s Chief Executive Officer and Chief Investment Officer. Accordingly, the managers’ compensation is not directly based on the performance of the Fund and is not directly based on the value of assets held in the Fund’s portfolio.

Baring International Investment Limited (“Barings”)

Barings is the subadviser to ASTON/Barings International Fund. Barings is a subsidiary of Baring Asset Management Limited and is located at 155 Bishopsgate, London EC2M 3XY, United Kingdom. The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
David Bertocchi
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$918.2	1	$137.3
Other Accounts	2	$925.3	1	$883.7

Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be a limited opportunity to sell an investment held by the Fund and another account. Barings has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation.

Barings offers a highly competitive compensation package that focuses on rewarding the people who create the greatest value. It consists of three key components:

1.	A competitive base salary

2.	An annual incentive bonus that is based on individual, team and company performance. For investment professionals, at least two thirds of the bonus is based on investment performance; this is calculated using an analytical system which tracks the one and three-year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are the transparency and accountability that it brings.

3.	A long-term award which effectively makes senior professionals shareholders of the firm. Approximately 100 key employees, including members of the investment staff, participate. Each year approximately 40% of bonuses are invested directly in phantom equity in Barings with a 3.5 year vesting period. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization.

Cornerstone Investment Partners, LLC (“Cornerstone”)

Cornerstone is the subadviser to ASTON/Cornerstone Large Cap Value Fund. Cornerstone is located at Phipps Tower, 3438 Peachtree Road, NE, Suite 900, Atlanta, Georgia 30326. Cornerstone was founded in 2001 and is 100% owned by CIM Holdings, LLC, which is 100% owned by Cornerstone’s employees.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
John Campbell, CFA
Registered Investment Companies	1	$130.51	0	$0
Other Pooled Investment Vehicles	5	$260.1	0	$0
Other Accounts	679	$3,147.6	0	$0

Rick Van Nostrand, CFA
Registered Investment Companies	1	$130.51	0	$0
Other Pooled Investment Vehicles	5	$260.1	0	$0
Other Accounts	679	$3,147.6	0	$0

Cameron Clement, CFA
Registered Investment Companies	1	$130.51	0	$0
Other Pooled Investment Vehicles	5	$260.1	0	$0
Other Accounts	679	$3,147.6	0	$0

Dean Morris, CFA
Registered Investment Companies	1	$130.51	0	$0
Other Pooled Investment Vehicles	5	$260.1	0	$0
Other Accounts	679	$3,147.6	0	$0

Material Conflict of Interest. In some cases, the portfolio managers for the Fund may manage multiple accounts following Cornerstone’s large-cap value and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that differ from those made for the Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtained for the Fund. Cornerstone has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. The compensation structure for investment professionals has three components: a base salary, a discretionary bonus, and the opportunity to acquire equity in the firm. The discretionary bonus is a function of the overall profitability of the firm, the portfolio manager’s contribution to the investment process, and the overall success of Cornerstone’s clients. The discretionary bonus can be several times the amount of the base salary representing the bulk of an investment professional’s compensation. Compensation is not based on the performance of individual client accounts but rather of the success of the firm as a whole.

DoubleLine Capital LP (“DoubleLine”)

DoubleLine Capital LP is the subadviser to ASTON/DoubleLine Core Plus Fixed Income Fund. DoubleLine was founded in 2009 by Jeffrey Gundlach and other key members of DoubleLine’s investment team. DoubleLine is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Jeffrey E. Gundlach
Registered Investment Companies	22	$65,467	0	$0
Other Pooled Investment Vehicles	14	$5,457	5	$4,361
Other Accounts	45	$6,734	0	$0

Philip A. Barach
Registered Investment Companies	9	$56,114	0	$0
Other Pooled Investment Vehicle	8	$3,117	4	$2,804
Other Accounts	32	$4,075	0	$0

Bonnie Baha, CFA, CIC
Registered Investment Companies	6	$6,500	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$468	0	$0

Luz M. Padilla
Registered Investment Companies	7	$7,349	0	$0
Other Pooled Investment Vehicles	0	$0	1	$1,558
Other Accounts	5	$2,288	0	$0

Material Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the firm’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index as the Fund’s benchmark, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and it is also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients or DoubleLine result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund. Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the firm’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that it believes are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that a portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

DoubleLine has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation. The overall objective of DoubleLine’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the firm. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance, through direct ownership interests or participation in stock option or stock appreciation plans. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the firm as a whole. Participation is generally determined in the firm’s discretion, taking into account factors relevant to the portfolio manager’s contribution to the success of the firm.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-advantaged basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional, and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the firm’s leadership criteria.

Fairpointe Capital LLC (“Fairpointe”)

Fairpointe serves as subadviser to ASTON/Fairpointe Mid Cap Fund and ASTON/Fairpointe Focused Equity Fund. Fairpointe was founded in 2011 and is 100% employee-owned. The firm provides investment advisory services to institutions and individuals. Fairpointe is located at One North Franklin, Suite 3300, Chicago, Illinois 60606.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Thyra E. Zerhusen
Registered Investment Companies	2	$1,090	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$391	0	$0

Marie L. Lorden
Registered Investment Companies	2	$1,090	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$391	0	$0

Mary L. Pierson
Registered Investment Companies	2	$1,090	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$391	0	$0

Robert S. Burnstine
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	29	$51	0	$0

Brian M. Washkowiak
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest. The portfolio managers manage multiple accounts, including the Fund. The portfolio managers make investment decisions for each account based on the investment objectives, policies and other relevant investment considerations that the portfolio managers believe are applicable to each account. Such actions may be taken for one account and not another and may result in varying holding and performance among clients. Fairpointe has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Ms. Zerhusen, Ms. Lorden, Ms. Pierson and Mr. Burnstine are principals in the business of Fairpointe. Each receives a base salary and participates in the profits of Fairpointe. The majority of their compensation is tied to the success of Fairpointe.

Guardian Capital LP (“Guardian”)

Guardian is the subadviser to ASTON/Guardian Capital Global Dividend Fund. Guardian is located at Commerce Court West, 199 Bay Street, Suite 3100, Toronto, Ontario M5L 1E8, Canada. Guardian was founded in 1962 as Guardian Management Ltd. and is a subsidiary of Guardian Capital Group Limited.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Srikanth Iyer
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	15	$982.4	0	$0
Other Accounts	41	$1,448	0	$0

Fiona Wilson, MBA, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	15	$982.4	0	$0
Other Accounts	41	$1,488	0	$0

Material Conflicts of Interest. The portfolio manager oversees multiple accounts in the investment strategy which includes the Fund. The portfolio managers make decisions at the strategy level and implement those decisions at the account level based on the specific investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to each account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Guardian has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Compensation. The overall objective of Guardian’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the firm. Portfolio managers are compensated through a combination of base salary, performance bonus, profit sharing and equity incentives. Bonuses and salary generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Base Salary: Guardian’s base salaries are competitive with other money management firms according to studies Guardian conducts and reviews periodically.

Performance Bonus: Investment personnel are entitled to a performance bonus based on achieving above benchmark returns and/or our other performance related targets that properly measure their success at managing client assets.

Profit Sharing: Individual professional staff may also be awarded participation in profit sharing of the revenue or income related to the areas for which the portfolio managers are responsible.

Equity Incentives: Portfolio managers participate in equity incentives based on overall firm performance through direct ownership interests or participation in stock option or stock appreciation plans. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of Guardian as a whole. Participation is generally determined in Guardian’s discretion, taking into account factors relevant to the portfolio manager’s contribution to the success of Guardian.

Harrison Street Securities, LLC (“HSS”)

HSS is the subadviser to ASTON/Harrison Street Real Estate Fund. HSS is located at 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606. HSS is majority-owned by HS Securities Holdings, LLC.

The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
James H. Kammert, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$276	1	$267
Other Accounts	1	$21	1	$21

1 Mr. Kammert is responsible for the management of the North American assets of the Other Pooled Investment Vehicles and Other Accounts.

Material Conflicts of Interest. The portfolio manager manages multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. HSS has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Mr. Kammert is a principal in the business of HSS. Mr. Kammert receives a base salary and participates in profits of HSS. All of his compensation is tied to the success of HSS.

Herndon Capital Management, LLC (“Herndon”)

Herndon is the subadviser to ASTON/Herndon Large Cap Value Fund. Herndon was founded and registered with the SEC in 2001 and began managing assets in June 2002. The firm is an affiliate of Atlanta Life Financial Group (“ALFG”), a financial services firm founded in 1905 that is located at Herndon 191 Peachtree Street, NE, Suite 2500, Atlanta, Georgia 30303.

The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Randell A. Cain Jr., CFA
Registered Investment Companies	4	$1,366	0	$0
Other Pooled Investment Vehicles	6	$156.8	0	$0
Other Accounts	132	$4,964	3	$366

Material Conflicts of Interest. Herndon seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and multiple separate accounts. The portfolio manager makes decisions for each account including the Fund based on the investment objectives, guidelines, directions, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of the securities purchased for the accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Herndon has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. The compensation for portfolio managers includes a component based on performance of the portfolios. Analyst’s compensation includes a component based on the subjective assessment of their contribution to the analytical portion of the investment process.

All non-commissioned employees participate in the bonus program that is driven by the profits of the company. Every year a bonus pool is funded by a fixed percentage of the company’s pre-tax profits. This bonus/profit sharing is distributed based on a combination of factors including tenure, role within the organization, and an evaluation by the employee’s immediate supervisor.

Mr. Cain, who manages in excess of 90% of the firm’s assets, has an employment contract.

Lake Partners, Inc. (“Lake Partners”)

Lake Partners is the subadviser to ASTON/Lake Partners LASSO Alternatives Fund. Lake Partners is wholly-owned by Messrs. Frederick C. Lake and Ronald A. Lake. Lake Partners is located at 4 High Ridge Park, Suite 300, Stamford, Connecticut 06905.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Frederick C. Lake
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$61.4	0	$0
Other Accounts	47	$39.5	0	$0

Ronald A. Lake
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$61.4	0	$0
Other Accounts	46	$39.1	0	$0

Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Lake Partners has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. As the sole owners of the subadviser, compensation to the portfolio managers for their services to the Fund is allocated out of the subadviser’s income, which is equal to net revenue minus the subadviser’s expenses.

The income of the subadviser and, therefore, the compensation of the portfolio managers, are determined primarily by the amount of assets under management or advisement at the subadviser as well as the investment performance of accounts managed by the subadviser.

LMCG Investments, LLC (“LMCG”)

LMCG is the subadviser to ASTON/LMCG Small Cap Growth Fund and ASTON/ LMCG Emerging Markets Fund. LMCG is a board-managed limited liability company owned by its employees, Lee P. Munder and Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held

Canadian bank that, on November 2, 2015, acquired City National Corporation, LMCG’s former majority owner. LMCG is located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116.

The table below shows other accounts for which the portfolio managers of the Funds were primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Andrew Morey, CFA
Registered Investment Companies	2	$507.9	0	$0
Other Pooled Investment Vehicles	5	$44.4	0	$0
Other Accounts	28	$393.8	0	$0

Gordon Johnson, PhD, CFA
Registered Investment Companies	2	$265.1	0	$0
Other Pooled Investment Vehicles	4	$802.1	0	$0
Other Accounts	7	$430.7	0	$0

Shannon Ericson, CFA
Registered Investment Companies	2	$265.1	0	$0
Other Pooled Investment Vehicles	4	$802.1	0	$0
Other Accounts	7	$430.7	0	$0

Vikram Srimurthy, PhD, CFA
Registered Investment Companies	2	$265.1	0	$0
Other Pooled Investment Vehicles	4	$802.1	0	$0
Other Accounts	7	$430.7	0	$0

Material Conflicts of Interest. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Compensation. Portfolio managers at LMCG are compensated through a combination of a competitive base salary and an incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific fund assets. LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the strategy performance ranking within the universe for a blended time period which generally includes one year, three years, five years (where applicable) and since inception performance.

Montag & Caldwell, LLC (“Montag & Caldwell”)

Montag & Caldwell is the subadviser to ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund and ASTON/Montag & Caldwell Balanced Fund. Montag & Caldwell is located at 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326. Montag & Caldwell is 100% employee owned.

The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance (In Millions)
Ronald E. Canakaris, CFA, CIC[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$7	0	$0

Helen M. Donahue, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	37	$235	0	$0

Andrew W. Jung, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

M. Scott Thompson, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jeffrey S. Wilson, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

1 Mr. Canakaris and Mr. Jung are jointly responsible for the management of ASTON/Montag & Caldwell Growth Fund; Mr. Canakaris and Ms. Donahue are jointly responsible for the management of ASTON/Montag & Caldwell Balanced Fund; and Messrs. Thompson and Wilson are jointly responsible for the management of ASTON/Montag & Caldwell Mid Cap Growth Fund.

Material Conflicts of Interest. In some cases, the portfolio managers for the Funds may manage multiple accounts following Montag & Caldwell’s large cap-growth, mid-cap growth and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Some overlap in holdings may exist between Montag & Caldwell’s mid-cap growth strategy and its large-cap growth strategy. Montag & Caldwell has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary. Compensation is determined by the Executive Committee, which is comprised of Montag & Caldwell’s Chairman and Chief Executive Officer/President, and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service. The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a 401(k) savings and profit sharing plan and a profits interest program initiated in 2016. Incentive compensation is not based on performance or the value of assets held in any Fund’s portfolio.

Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

Pictet Asset Management Limited (“PAM”)

PAM is the subadviser to ASTON/Pictet International Fund. PAM is located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom. PAM is part of the Pictet Group, which was founded in Geneva in 1805.

The table below shows other accounts for which the portfolio managers of the Funds were primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Fabio Paolini, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$250.1	0	$0
Other Accounts	12	$2,041	0	$0

Swee-Kheng Lee, PhD
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$250.1	0	$0
Other Accounts	12	$2,041	0	$0

Benjamin Beneche, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$250.1	0	$0
Other Accounts	12	$2,041	0	$0

Material Conflicts of Interest. The portfolio managers oversee multiple accounts in the investment strategy which includes the Fund. The portfolio managers make decisions at the strategy level and implement those decisions at the account level based on the specific investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to each account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. PAM has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Compensation. The portfolio managers’ total compensation typically comprises a fixed salary; a performance-related bonus (which directly links their pay with the investment performance they deliver to clients); Pictet Parts (an annual profit sharing arrangement based on group results, linking pay to group results); and, for key senior executives, Long-Term Incentive Plan Units (linking pay to the long-term growth and continued success of PAM). The variable elements of pay create a direct link between pay and performance, aligning the staff’s incentives with the best interests of PAM’s clients.

River Road Asset Management, LLC (“River Road”)

River Road is the subadviser to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Small Cap Value Fund, ASTON/River Road Select Value Fund, ASTON/River Road Independent Value Fund and ASTON/River Road Long-Short Fund. River Road is located at Meidinger Tower, Suite 2000, 462 South Fourth Street, Louisville, Kentucky 40202. AMG holds an indirect, majority equity interest in River Road and River Road’s senior management team holds a substantial minority equity interest in River Road.

The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
James C. Shircliff, CFA[1,2]
Registered Investment Companies	5	$782	0	$0
Other Pooled Investment Vehicles	23	$1,983	0	$0
Other Accounts	113	$2,737	2	$473

Henry W. Sanders, III, CFA[1]
Registered Investment Companies	2	$435	0	$0
Other Pooled Investment Vehicles	22	$1,980	0	$0
Other Accounts	92	$1,915	1	$410

Thomas S. Forsha, CFA[1]
Registered Investment Companies	2	$435	0	$0
Other Pooled Investment Vehicles	22	$1,980	0	$0
Other Accounts	96	$1,920	1	$410

R. Andrew Beck[2]
Registered Investment Companies	3	$347	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	25	$827	1	$63

Eric K. Cinnamond, CFA[3]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$59	0	$0
Other Accounts	4	$15	0	$0

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Matthew W. Moran, CFA[4]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel R. Johnson, CFA, CPA[4]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

J. Justin Akin[2]
Registered Investment Companies	3	$347	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	21	$822	1	$63

1Messrs. Shircliff, Sanders and Forsha are jointly responsible for the management of ASTON/River Road Dividend All Cap Value Fund and ASTON/River Road Dividend All Cap Value Fund II.

2Messrs. Shircliff, Beck and Akin are jointly responsible for the management of ASTON/River Road Small Cap Value Fund and ASTON/River Road Select Value Fund.

3Mr. Cinnamond is responsible for the management of ASTON/River Road Independent Value Fund.

4Messers. Moran and Johnson are jointly responsible for the management of ASTON/River Road Long-Short Fund.

Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, including long only and long-short products, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. A majority of the portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Silvercrest Asset Management Group LLC (“Silvercrest”)

Silvercrest is the subadviser to ASTON/Silvercrest Small Cap Fund. Silvercrest was founded in 2002 and is located at 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is majority-owned by Silvercrest employees, with a minority interest owned by publicly-held Silvercrest Asset Management Group Inc.

The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of October 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Roger W. Vogel, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,939	$6,200	0	$0

Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling 2-year period. The relevant index for the Fund is the Russell 2000 Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Taplin, Canida & Habacht, LLC (“TCH”)

TCH is the subadviser to ASTON/TCH Fixed Income Fund. TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is wholly owned by BMO Asset Management Corp., a subsidiary of BMO Financial Corp., which is in turn a wholly-owned subsidiary of Bank of Montreal, a publicly-held Canadian financial services company.

The table below shows other accounts for which the portfolio managers of the Fund are primarily responsible for the day-to-day portfolio management as of December 31, 2015.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Alan M. Habacht
Registered Investment Companies	8	$1,666	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

William J. Canida, CFA
Registered Investment Companies	8	$1,666	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

Scott M. Kimball, CFA
Registered Investment Companies	9	$1,778	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

Daniela M. Mardarovici, CFA
Registered Investment Companies	9	$1,778	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

Janelle E. Woodward, CFA
Registered Investment Companies	8	$1,666	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

Frank J. Reda
Registered Investment Companies	8	$1,666	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	91	$8,708	0	$0

Material Conflicts of Interest. TCH furnishes investment management and advisory services to other accounts, and TCH shall be at all times free, in its discretion, to make recommendations to other accounts which may be the same as, or may be different from, those made to the Fund. It is TCH’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to TCH’s other accounts. TCH, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale TCH may recommend, and such recommendations with respect to securities of the same kind may be the same as or different from the action which TCH, or any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto. In addition, TCH may aggregate certain trades done on the behalf of the Fund with trades in the same security on the same day done on behalf of other clients of TCH that utilize the same broker as the client. The purpose of such aggregation will be to obtain for the Fund, where possible, a better execution price(s) than would be the case if the Fund’s transaction were not aggregated with the trades of other clients. TCH has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for the portfolio managers listed above includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the Fund. Compensation is not directly based on value of assets held in the Fund.

Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by each Fund’s portfolio manager(s) as of October 31, 2015.

Fund	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/Montag & Caldwell Growth	Ronald Canakaris Andrew Jung	Over $1,000,000 $100,001-$500,000

ASTON/Herndon Large Cap Value	Randell A. Cain Jr.	$10,001-$50,000

ASTON/Cornerstone Large Cap Value	Cameron Clement John Campbell Dean Morris Rick van Nostrand	$0 $0 $0 $0

ASTON/Fairpointe Focused Equity(1)	Thyra Zerhusen Robert S. Burnstine	Over $1,000,000 Over $1,000,000

ASTON/River Road Dividend All Cap Value	James C. Shircliff Henry W. Sanders, III Thomas S. Forsha	Over $1,000,000 Over $1,000,000 Over $1,000,000

ASTON/River Road Dividend All Cap Value II	James C. Shircliff Henry W. Sanders, III Thomas S. Forsha	Over $1,000,000 $1-$10,000 Over $1,000,000

ASTON/Fairpointe Mid Cap	Thyra E. Zerhusen Marie L. Lorden Mary L. Pierson Brian M. Washkowiak(2)	Over $1,000,000 Over $1,000,000 $500,000-$1,000,000 $10,001-$50,000

ASTON/Montag & Caldwell Mid Cap Growth	M. Scott Thompson Jeffrey Wilson	$500,001-$1,000,000 $10,001-$50,000

Fund	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/River Road Select Value	James. C. Shircliff R. Andrew Beck J. Justin Akin	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000

ASTON/River Road Small Cap Value	James C. Shircliff R. Andrew Beck J. Justin Akin	$500,001 - $1,000,000 $500,001 - $1,000,000 $100,001 - $500,000

ASTON/River Road Independent Value	Eric K. Cinnamond	$500,001 - $1,000,000

ASTON/LMCG Small Cap Growth	Andrew Morey	$50,001 - $100,000

ASTON/Silvercrest Small Cap	Roger W. Vogel	$100,001 - $500,000

ASTON/DoubleLine Core Plus Fixed Income	Jeffrey Gundlach Philip Barach Bonnie Baha Luz Padilla	$0 $0 $0 $0

ASTON/TCH Fixed Income	Alan M. Habacht William J. Canida Scott M. Kimball Daniela M. Mardarovici Janelle E. Woodward(3) Frank J. Reda(3)	$0 $0 $0 $0 $0 $0

ASTON/Lake Partners LASSO Alternatives	Frederick C. Lake Ronald A. Lake	$500,001 - $1,000,000 $500,001 - $1,000,000

ASTON/Anchor Capital Enhanced Equity	Ronald A. Altman Adam D. Neves David J. Watson	$10,001 - $50,000 $0 $0

ASTON/River Road Long-Short	Matthew W. Moran Daniel Johnson	$100,001 - $500,000 $100,001 - $500,000

ASTON/Barings International	David Bertocchi	$0

ASTON/Guardian Capital Global Dividend	Srikanth Iyer Fiona Wilson	$0 $0

ASTON/LMCG Emerging Markets	Gordon Johnson Shannon Ericson Vikram Srimurthy	$100,001 - $500,000 $1 - $10,000 $10,001 - $50,000

Fund	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/Pictet International	Fabio Paolini Swee-Kheng Lee Benjamin Beneche	$0 $0 $0

ASTON/Harrison Street Real Estate	James H. Kammert	$0

ASTON/Montag & Caldwell Balanced	Ronald E. Canakaris Helen M. Donahue	$0 $10,001 - $50,000

(1)	ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.
(2)	Mr. Washkowiak became a portfolio manager of the Fund as of February 29, 2016.
(3)	Ms. Woodward and Mr. Reda became portfolio managers of the Fund as of January 1, 2016.

        For the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013, Aston paid the following sub-advisory fees to each Fund’s subadviser:

Fund	Net Fees FYE Paid- 2015	Net Fees FYE Paid- 2014	Net Fees FYE Paid- 2013
ASTON/Montag & Caldwell Growth	$8,915,130	$14,200,629	$14,127,643
ASTON/Herndon Large Cap Value	$534,445	$615,804	$341,873
ASTON/Cornerstone Large Cap Value	$582,605	$436,137	$114,299
ASTON/Fairpointe Focused Equity(1)	*	*	NA
ASTON/River Road Dividend All Cap Value	$3,189,634	$4,087,862	$3,578,405
ASTON/River Road Dividend All Cap Value II	$462,320	$429,665	$147,766
ASTON/Fairpointe Mid Cap	$18,638,511	$18,961,746	$12,691,086
ASTON/Montag & Caldwell Mid Cap Growth	*	$4,494	$12,294
ASTON/River Road Select Value	$658,340	$1,017,039	$932,547
ASTON/River Road Small Cap Value	$1,095,085	$1,257,229	$1,304,344
ASTON/River Road Independent Value	$2,712,509	$4,220,331	$4,224,233
ASTON/LMCG Small Cap Growth	$515,829	$130,712	$40,979
ASTON/Silvercrest Small Cap	$477,098	$188,690	$25,787
ASTON/DoubleLine Core Plus Fixed Income	$712,703	$260,318	$449,136
ASTON/TCH Fixed Income	$69,770	$71,849	$102,059
ASTON/Lake Partners LASSO Alternatives	$1,528,051	$2,509,956	$1,918,243
ASTON/Anchor Capital Enhanced Equity	$672,746	$607,962	$506,341
ASTON/River Road Long-Short	$893,904	$1,342,091	$283,446
ASTON/Barings International	$18,970	$50,889	$192,418
ASTON/Guardian Capital Global Dividend (2)	*	*	NA
ASTON/LMCG Emerging Markets (3)	*	*	*
ASTON/Pictet International (4)	$64,802	*	NA
ASTON/Harrison Street Real Estate	$188	$4,833	$3,197
ASTON/Montag & Caldwell Balanced	$58,144	$56,049	$74,416

* The calculation of the sub-advisory fee is described on page 101. The formula resulted in a negative amount and therefore no sub-advisory fee was payable for the fiscal year.

(1) ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.

(2) ASTON/Guardian Capital Global Dividend began issuing Class N and Class I shares on April 9, 2014.

(3)ASTON/LMCG Emerging Markets began issuing Class N and Class I shares on March 27, 2013.

(4)ASTON/Pictet International began issuing Class N and Class I shares on April 9, 2014.

Administrator

Under the Administration Agreement between Aston, as the Administrator, and the Trust, the Administrator is responsible for: (1) coordinating with the custodian and the transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds’ expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

Administration Fees

        The fee schedule to the Administration Agreement is as follows:

Percentage	Average Daily Net Assets (Aggregate Aston Funds)
0.0437%	Up to $7.4 billion
0.0412%	Over $7.4 billion

        The Administrator also receives a monthly base fee in the amount of $1,000 from each Fund.

The following are the total fees paid to the Administrator by each Fund for the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013:

Fund	Administrative Fees FYE October 31, 2015	Administrative Fees FYE October 31, 2014	Administrative Fees FYE October 31, 2013
ASTON/Montag & Caldwell Growth	$1,338,790	$2,167,204	$2,138,413
ASTON/Herndon Large Cap Value	75,682	80,727	54,938
ASTON/Cornerstone Large Cap Value	81,141	63,055	33,405
ASTON/Fairpointe Focused Equity(1)	13,900	NA	NA
ASTON/River Road Dividend All Cap Value	452,825	556,218	485,951
ASTON/River Road Dividend All Cap Value II	75,628	64,208	38,130
ASTON/Fairpointe Mid Cap	2,468,683	2,464,258	1,737,315
ASTON/Montag & Caldwell Mid Cap Growth	19,815	19,718	21,368
ASTON/River Road Select Value	76,062	106,956	101,522
ASTON/River Road Small Cap Value	140,676	150,080	157,758
ASTON/River Road Independent Value	225,954	331,098	334,945
ASTON/LMCG Small Cap Growth	75,908	33,720	26,771
ASTON/Silvercrest Small Cap	63,112	37,498	24,054
ASTON/DoubleLine Core Plus Fixed Income	255,173	128,134	168,840
ASTON/TCH Fixed Income	52,854	51,535	63,214
ASTON/Lake Partners LASSO Alternatives	156,922	232,430	181,268
ASTON/Anchor Capital Enhanced Equity	109,649	96,145	86,078
ASTON/River Road Long-Short	83,523	115,300	41,541
ASTON/Barings International	46,269	51,368	63,814
ASTON/Guardian Capital Global Dividend	27,476	11,825	NA
ASTON/LMCG Emerging Markets	41,021	29,287	17,106
ASTON/Pictet International	50,132	15,144	NA
ASTON/Harrison Street Real Estate	19,694	19,643	20,535
ASTON/Montag & Caldwell Balanced	29,290	28,432	31,669

(1)ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.

Subadministrator

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Subadministrator”), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and Aston pursuant to a Subadministration and Accounting Services Agreement (the “Subadministration Agreement”) between Aston and BNY Mellon.

As Subadministrator, BNY Mellon provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under the Subadministration Agreement with the Administrator.

The Subadministrator receives an administration fee payable by the Administrator. Under the terms of the Subadministration Agreement, subadministration fees (inclusive of tax service fees) paid by the Administrator, are accrued daily and paid monthly. The fees may be subject to an annual increase by BNY Mellon, in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, all items (unadjusted) published since the last such increase in fees. The most recent such annual increase was effective October 1, 2015.

Underwriter

Foreside Funds Distributors LLC (the “Distributor”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312, and the Trust are parties to a distribution agreement effective April 1, 2012 (the “Distribution Agreement”) under which the Distributor serves as statutory underwriter and facilitates the registration and distribution of shares of each series of the Trust on a continuous basis.

The Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Distribution Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty, on at least 60 days’ written notice, by the Board, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Distribution and Services Plans

The Board has adopted distribution and services plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N and Class R shares of each Fund, as applicable, to pay certain expenses associated with the distribution of Fund shares and the provision of services to shareholder accounts.

Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“Independent Trustees”). In adopting the Plans, the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders by resulting in greater sales of Fund shares. The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

To the Trust’s knowledge, no “interested person” of the Trust, nor any Independent Trustee has a direct or indirect financial interest in the operation of the Plans.

Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund’s average daily net assets for Class N shares and 0.50% of a Fund’s average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plans for Class N shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Underwriter a fee for certain distribution-related services.

Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2015, are set forth below.

	12b-1 Plan Expenses
Fund – Class N Shares	Printing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel
ASTON/Montag & Caldwell Growth	$576	$5,002	$2,345,703	-
ASTON/Herndon Large Cap Value	64	143	24,127	-
ASTON/Cornerstone Large Cap Value	78	2,477	134,363	-
ASTON/Fairpointe Focused Equity(1)	187	23	2,732	-
ASTON/River Road Dividend All Cap Value	54	931	585,938	-
ASTON/River Road Dividend All Cap Value II	23	830	11,112	-
ASTON/Fairpointe Mid Cap	533	4,840	5,512,706	-
ASTON/Montag & Caldwell Mid Cap Growth	7	1,062	11,220	-
ASTON/River Road Select Value	16	440	13,199	-
ASTON/River Road Small Cap Value	72	994	70,542	-
ASTON/River Road Independent Value	209	277	633,884	-
ASTON/LMCG Small Cap Growth	693	2,867	176,257	-
ASTON/Silvercrest Small Cap	51	817	12,927	-
ASTON/DoubleLine Core Plus Fixed Income	1,273	1,305	220,905	-
ASTON/TCH Fixed Income	36	2,110	57,984	-
ASTON/Lake Partners LASSO Alternatives	73	329	112,182	-
ASTON/Anchor Capital Enhanced Equity	93	519	219,813	-
ASTON/River Road Long-Short	50	248	173,853	-
ASTON/Barings International	0	247	685	-
ASTON/Guardian Capital Global Dividend	13	1,098	36	-
ASTON/LMCG Emerging Markets	0	368	135	-
ASTON/Pictet International	26	1,097	146	-
ASTON/Harrison Street Real Estate	18	1,650	24,011	-
ASTON/Montag & Caldwell Balanced	62	1,820	17,592	-

(1) ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.

Fund – Class N Shares	Marketing	Service Providers	Total

ASTON/Montag & Caldwell Growth	$26,281	-	$2,377,563
ASTON/Herndon Large Cap Value	695	-	25,029
ASTON/Cornerstone Large Cap Value	7,257	-	144,177
ASTON/Fairpointe Focused Equity(1)	79	-	3,022
ASTON/River Road Dividend All Cap Value	4,032	-	590,954
ASTON/River Road Dividend All Cap Value II	1,461	-	13,427
ASTON/Fairpointe Mid Cap	31,700	-	5,549,780
ASTON/Montag & Caldwell Mid Cap Growth	1,486	-	13,775
ASTON/River Road Select Value	886	-	14,542
ASTON/River Road Small Cap Value	1,742	-	73,350
ASTON/River Road Independent Value	1,405	-	635,775
ASTON/LMCG Small Cap Growth	37,443	-	217,261
ASTON/Silvercrest Small Cap	1,043	-	14,839
ASTON/DoubleLine Core Plus Fixed Income	12,571	-	236,053
ASTON/TCH Fixed Income	4,587	-	64,718
ASTON/Lake Partners LASSO Alternatives	4,758	-	117,342
ASTON/Anchor Capital Enhanced Equity	2,042	-	222,467
ASTON/River Road Long-Short	787	-	174,937
ASTON/Barings International	27	-	960
ASTON/Guardian Capital Global Dividend	1,402	-	2,549
ASTON/LMCG Emerging Markets	649	-	1,151
ASTON/Pictet International	1,137	-	2,406
ASTON/Harrison Street Real Estate	2,243	-	27,921
ASTON/Montag & Caldwell Balanced	2,297	-	21,770

(1) ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.

	12b-1 Plan Expenses
Fund – Class R Shares	Printing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel
ASTON/Montag & Caldwell Growth	-	$102	$33,701	-

Fund – Class R Shares	Marketing		Service Providers	Total
ASTON/Montag & Caldwell Growth	$516		-	$34,320

Redemption Fees

The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with the Funds impose any applicable redemption fees at the shareholder account level. However, redemption fees may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker wrap-fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the system capability to impose a redemption fee on its underlying customers’ accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers’ accounts.

In addition, redemption fees do not apply to: (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts;

(iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a systematic withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

In addition to the circumstances noted in the preceding paragraph, the Funds’ Administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds’ policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, serves as custodian of the Trust’s assets on behalf of the Funds.

Transfer Agent and Dividend Paying Agent

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent and dividend paying agent for the Trust.

Counsel and Independent Registered Public Accounting Firm

Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago, Illinois, 60601, serves as counsel to the Trust.

Sullivan & Worcester LLP, with offices at 1666 K Street NW, Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Ernst & Young LLP, with offices at 155 N. Wacker Drive, Chicago, Illinois 60606, is the Trust’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Each subadviser is responsible for decisions to buy and sell securities for the relevant Fund, for the placement of Fund portfolio business transactions and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the subadviser will follow the Trust’s policy of seeking best execution of orders under the overall circumstances. Securities traded in the OTC market are generally traded on a net basis with dealers acting as principal for its own accounts without a stated commission. In OTC transactions, orders are placed directly with a principal market-maker, unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

Each subadviser attempts to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if the subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm’s overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer’s reliability, the quality of its execution services on a continuing basis and its financial condition, among other things. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the subadviser, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Fund. The term “research services” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of a Fund to their customers. The Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

Amounts spent on behalf of each Fund for brokerage commissions during the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013 are set forth below.

Fund	Brokerage Commissions FYE 2015	Brokerage Commissions FYE 2014	Brokerage Commissions FYE 2013
ASTON/Montag & Caldwell Growth	$1,485,613	$2,635,090	$3,145,808
ASTON/Herndon Large Cap Value	92,738	116,367	81,055
ASTON/Cornerstone Large Cap Value	85,637	56,094	36,266
ASTON/Fairpointe Focused Equity (1)	2,657	NA	NA
ASTON/River Road Dividend All Cap Value	372,410	475,465	499,180
ASTON/River Road Dividend All Cap Value II	47,215	46,000	41,584
ASTON/Fairpointe Mid Cap	1,851,532	1,425,655	1,467,761
ASTON/Montag & Caldwell Mid Cap Growth	3,071	2,861	5,353
ASTON/River Road Select Value	209,998	278,937	239,135
ASTON/River Road Small Cap Value	379,132	359,933	405,394
ASTON/River Road Independent Value	401,123	576,291	662,364
ASTON/LMCG Small Cap Growth	276,358	93,633	93,036
ASTON/Silvercrest Small Cap	157,761	86,223	51,944
ASTON/DoubleLine Core Plus Fixed Income	NA	NA	NA
ASTON/TCH Fixed Income	NA	NA	NA
ASTON/Lake Partners LASSO Alternatives	10,116	NA	NA
ASTON/Anchor Capital Enhanced Equity(2)	1,592,928	2,594,908	1,245,983
ASTON/River Road Long-Short(3)	792,925	698,171	313,482
ASTON/Barings International	14,857	30,724	75,818
ASTON/Guardian Capital Global Dividend(4)	1,392	3,123	NA
ASTON/LMCG Emerging Markets(5)	6,575	6,549	10,722
ASTON/Pictet International(6)	61,061	8,031	NA
ASTON/Harrison Street Real Estate	17,626	24,012	24,218
ASTON/Montag & Caldwell Balanced	5,785	7,021	11,608

(1) ASTON/Fairpointe Focused Equity began issuing Class N and Class I shares on December 24, 2014.

(2)ASTON/Anchor Capital Enhanced Equity’s aggregate amounts of brokerage commissions for 2013, 2014 and 2015 reflect $173,978, $859,200 and $77,670 of brokerage commissions on securities, respectively, and, $1,072,005, $1,735,708 and $1,515,258 brokerage commissions relating to options and short sales, respectively.

(3)ASTON/River Road Long-Short’s aggregate amount of brokerage commissions for 2013, 2014 and 2015 reflect $198,956, $313,482 and $520,171 of brokerage commissions on securities, respectively, and $114,526, $384,689 and $272,754 of brokerage commissions relating to short sales, respectively.

(4)ASTON/Guardian Capital Global Dividend began issuing Class N and Class I shares on April 9, 2014.

(5)ASTON/LMCG Emerging Markets began issuing Class N and Class I shares on March, 27, 2013.

(6)ASTON/Pictet International began issuing Class N and Class I shares on April 9, 2014.

The aggregate dollar amount of brokerage commissions paid by certain Funds during the fiscal year ended October 31, 2015 differed materially from the aggregate amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 2014 and/or October 31, 2013 generally as a result of a significant change in net assets and/or a change in portfolio turnover.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Subadvisor.

Brokerage Commissions Paid to Affiliates.

Certain affiliates of JP Morgan Chase & Co. may be deemed to be affiliated persons of the ASTON/Pictet International Fund because of their record ownership of the Fund. For the fiscal year ended October 31, 2015, the Fund paid brokerage commissions to such broker dealer affiliates in the amount of $3,093.04. For the fiscal year ended October 31, 2015, 5.07% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker dealer affiliates.

As of October 31, 2015 the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, with the following market values:

ASTON/Cornerstone Large Cap Value Fund	Citigroup Global Markets, Inc.	$5,415,364
	JPMorgan Chase & Co.	6,341,475
ASTON/Silvercrest Small Cap Fund	Stifel, Nicolaus & Co., Inc.	2,069,994
ASTON/DoubleLine Core Plus Fixed Income Fund	Bank of America	3,409,963
	Citigroup Global Markets, Inc.	6,019,716
	Goldman Sachs & Co.	562,747
	JPMorgan Chase & Co.	7,912,749
	Morgan Stanley	12,668,546
	UBS Group	180,252
ASTON/TCH Fixed Income Fund	Bank of America	756,003
	Goldman Sachs & Co.	878,889
	Jeffries Group LLC	245,695
	Citigroup Global Markets, Inc.	140,368
	Credit Suisse	499,747
	JPMorgan Chase & Co.	185,369
ASTON/Montag & Caldwell Balanced Fund	Goldman Sachs & Co	352,725
	JPMorgan Chase & Co	375,212
ASTON/Barings International Fund	UBS Group	385,867
ASTON/Pictet International Fund	UBS Group	897,860
ASTON/Guardian Capital Global Dividend Fund	JPMorgan Chase & Co	73,759
	Goldman Sachs & Co.	69,750

Payments to Intermediaries

A financial intermediary may offer different classes of shares to its customers and differing services to the classes, and thus, receive compensation with respect to different classes. Intermediaries may also charge separate fees to their customers. Intermediaries that distribute Fund shares and/or provide sub-transfer agency, sub-accounting and/or shareholder services for Fund shareholder accounts may be compensated by the Adviser, in addition to any payments made by the Distributor under a Plan. These additional payments may be subject to reimbursement by a Fund, as described below, and/or they may be made by the Adviser out of its own assets, and not as additional charges to a Fund. A Fund may reimburse the Adviser for payments made to certain intermediaries that provide sub-transfer agency, sub-accounting and/or shareholder services to Fund shareholder accounts in an amount not to exceed an annual cap based on a percentage of a Fund’s average daily net assets as approved by the Board. In addition, the Adviser may compensate intermediaries out of its own assets, and not as additional charges to the Funds, for providing distribution-related services to the Funds and/or services to Fund shareholder accounts, which may include, without limitation: (1) the sale of Fund shares, (2) sub-transfer agency, sub-accounting, administrative and shareholder processing services, and (3) marketing support, access to a third party platform, fund offering list or other marketing programs and/or “shelf space.” Payments in connection with marketing programs may include, but are not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs granting access to the intermediary’s sales force and obtaining other forms of marketing support. Additional payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by the intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary involved; or may be calculated on another basis. Payments that are in addition to payments made by the Distributor under a Plan may represent a premium over payments made by other fund families, and intermediary investment professionals may have an added incentive to sell or recommend a fund or share class over others offered by competing fund families. These payments may differ for each Fund within the Aston family of funds, including within the same intermediary or within the same fund at the same intermediary, or for the same fund across certain intermediaries.

A number of factors are considered in determining whether to make additional payments. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the Fund’s status on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, the Adviser may offer other incentives, including sponsorship of intermediary and third-party sponsored educational seminars or other events for investment professionals and clients, and payment or reimbursement of expenses, including but not limited to meals and hotel accommodations, incurred by intermediary investment professionals in connection with certain meetings held by the Trust or the Adviser for the purpose of training or education of such intermediary investment professionals.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes any in-kind transfers of securities into or out of the Funds, as well as all securities, including options, and short sales, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which must be met for the Funds to receive favorable federal income tax treatment. A high portfolio turnover rate (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. Distributions derived from net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed to shareholders as long-term capital gain.

The portfolio turnover rate for each Fund for its most recent fiscal period may be found under “FINANCIAL HIGHLIGHTS” in each Fund’s Prospectus. The portfolio turnover rate for ASTON/Montag & Caldwell Mid-Cap Growth Fund varied significantly between fiscal year 2014 and 2013. For ASTON/Montag & Caldwell Mid-Cap Growth Fund, the decrease in portfolio turnover was primarily due to market factors, such as a greater number of holdings reaching their sell targets during the 2013 fiscal year. The portfolio turnover rate for ASTON/LMCG Small Cap Growth Fund and the ASTON/DoubleLine Core Plus Fixed Income Fund varied significantly between fiscal year 2015 and 2014. For the ASTON/LMCG Small Cap Growth Fund, the decrease in portfolio turnover was primarily due to market factors, such as a greater number of holdings reaching their sell targets during the 2014 fiscal year. For the ASTON/DoubleLine Core Plus Fixed Income Fund, the decrease in portfolio turnover was primarily due to market factors, and sector valuation and assessment during the 2015 fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

Except for ASTON/River Road Long-Short Fund and ASTON/Fairpointe Mid Cap Fund, each Fund’s complete portfolio holdings as of the end of each calendar month are generally posted on the Funds’ website, www.astonfunds.com, on or about the fifteenth day after the month-end. A subset of portfolio holdings for ASTON/River Road Long-Short Fund and ASTON/Fairpointe Mid Cap Fund, as of the end of each calendar month, are generally posted on the Funds’ website on or about the fifteenth day after the month end. Complete portfolio holdings for ASTON/River Road Long-Short Fund and ASTON/Fairpointe Mid Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the fifteenth day after the quarter-end. Portfolio holdings are currently made available to third parties only after their public disclosure.

The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings to be shared with the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, including the Trust’s custodian, pricing services, fund accountants, Adviser, a Fund’s subadviser, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient agrees not to distribute the portfolio holdings or the results of any related analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; and (iii) the recipient is subject to an obligation to maintain such information confidential. These conditions do not apply to portfolio holdings released to such third parties after they have been posted on the website.

Disclosure of a Fund’s portfolio holdings information as an exception to the Trust’s policies and procedures must be approved by the CCO or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings. The Board receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The CCO or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

Each Fund discloses its portfolio holdings to the extent required by law.

DESCRIPTION OF SHARES

The table below summarizes the class(es) of shares that each Fund offers.

Fund	Class N	Class I	Class R

ASTON/Montag & Caldwell Growth	•	•	•
ASTON/Herndon Large Cap Value	•	•
ASTON/Cornerstone Large Cap Value	•	•
ASTON/Fairpointe Focused Equity	•	•
ASTON/River Road Dividend All Cap Value	•	•
ASTON/River Road Dividend All Cap Value II	•	•
ASTON/Fairpointe Mid Cap	•	•
ASTON/Montag & Caldwell Mid Cap Growth	•	•
ASTON/River Road Select Value	•	•
ASTON/River Road Small Cap Value	•	•
ASTON/River Road Independent Value	•	•
ASTON/LMCG Small Cap Growth	•	•
ASTON/Silvercrest Small Cap	•	•
ASTON/DoubleLine Core Plus Fixed Income	•	•
ASTON/TCH Fixed Income	•	•
ASTON/Lake Partners LASSO Alternatives	•	•
ASTON/Anchor Capital Enhanced Equity	•	•
ASTON/River Road Long-Short	•	•
ASTON/Barings International	•	•
ASTON/Guardian Capital Global Dividend	•	•
ASTON/LMCG Emerging Markets	•	•
ASTON/Pictet International	•	•
ASTON/Harrison Street Real Estate	•	•
ASTON/Montag & Caldwell Balanced	•	•

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are three classes of shares issued by the Funds. Class N, I and R shares are not subject to an initial sales charge or a contingent deferred sales charge. Class N shares have a 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares are subject to a 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Because each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights, except that Class I shares have no rights with respect to a Fund’s Plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Minimum Initial Investments

The minimum initial investment for Class N and Class R shares is $2,000 for each Fund, and the subsequent minimum investment is $50. The minimum initial investment for the Class N shares of each Fund by Individual Retirement Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts is $1,000. The subsequent minimum investment for each account type is $50.

The minimum initial investment for Class I shares is $1,000,000, with the exception of ASTON/Lake Partners LASSO Alternatives Fund, ASTON/DoubleLine Core Plus Fixed Income Fund and ASTON/River Road Dividend All Cap Value Fund II, which is $100,000.

For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor’s intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum investment requirement may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Fund Complex, employees of the Subadvisers, as well as their respective family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. The minimum investment requirement may be waived for certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own account or for the account of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers. The minimum investment requirement may be waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved intermediaries. The Trust reserves the right to waive a Fund’s minimum initial investment requirement for any reason.

There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of a Fund. Each Fund also reserves the right to change the initial and subsequent investment minimums.

Anti-Money Laundering Laws

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

Federal law requires each Fund to obtain, verify and record identifying information for each investor who opens or reopens an account with the Trust. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Aston Funds or to involuntarily redeem an investor’s shares at the current share price and close an account in the event that an investor’s identity is not verified within 90 days regardless of the type of account. This may cause shares in the investor’s account to be redeemed at a loss. You may be subject to taxes if the Aston Funds liquidate your account due to insufficient information as it relates to customer identification procedures.

Aston Funds and its agents will not be responsible for any loss or adverse tax effect in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Voting Rights

Each issued and outstanding full share of a Fund is entitled to one full vote and each issued and outstanding fractional share is entitled to a fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as 12b-1 fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N and Class R shares have exclusive voting rights with respect to the Plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one fund of the Trust, in which case the shareholders of all such Funds shall be entitled to vote thereon.

Shareholder Meetings

The Board does not intend to hold annual meetings of shareholders of the Funds. The Trust Instrument provides that the Board will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of a Fund entitled to vote. In addition, subject to certain conditions, shareholders of a Fund may apply to the Trust to communicate with other shareholders to request a shareholders’ meeting to vote upon the removal of a Trustee.

Certain Provisions of the Trust Instrument

Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws of the Trust provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust Instrument or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Trust Instrument or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Trust Instrument or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. The By-Laws provide that any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

The By-Laws provide that a shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The By-Laws provide that the Trustees shall consider such demand within 90 days of its receipt by the Trust. The By-Laws provide that, the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. The By-Laws provide that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The By-Laws provide that any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The By-Laws provide that a shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Trust Instrument or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The By-Laws provide that the requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The By-Laws provide that the Trustees shall consider such request within 90 days after its receipt by the Trust. The By-Laws provide that the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These forgoing provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find that any of the foregoing provisions to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Expenses

Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each Fund of the Trust on the basis of relative net assets of the Funds. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class of such Fund on the basis of relative net assets of the classes. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust’s legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds’ custodian, Administrator, Subadministrator, transfer agent and other service providers, including reimbursements to the Adviser for payments made to third-party service providers that provide sub-transfer agency, sub-accounting and/or shareholder services for shareholder accounts, and costs of obtaining quotations of portfolio securities and pricing of Fund shares. Class-specific expenses relating to distribution and service fee payments associated with a Plan for a particular class of shares and other costs relating to implementing or amending such Plan (including obtaining shareholder approval of such Plan or any amendment thereto) will be borne solely by shareholders of such class. Other fees and expenses that may differ between classes may include but are not limited to, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of matters relating to a specific class.

Notwithstanding the foregoing, the Adviser or other service providers may waive or reimburse the fees and expenses of a specific Fund or a class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

JPMorgan Liquid Assets Money Market Fund Exchange Option

The JPMorgan Liquid Assets Money Market Fund – Agency Share Class (the “JPMorgan Fund”) is available as an exchange option for Fund shareholders, subject to the terms and conditions described in the JPMorgan Fund’s prospectus. The Administrator has entered into a Service Agreement with the distributor of the JPMorgan Fund that provides for a cash payment to the Administrator with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through Aston Funds. This cash payment compensates the Administrator for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution-related services.

NET ASSET VALUE

The NAV of each Fund is computed as of the close of the regular trading session on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ Stock Market are valued at the last quoted sale price on the primary exchange or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the last quoted bid price may be used. Securities traded OTC are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Trust’s Pricing Committee in accordance with guidelines adopted by the Board.

Fixed income securities are valued using evaluated mean prices obtained from independent pricing services in accordance with guidelines adopted and periodically reviewed by the Board. Exchange-listed futures are valued at the settlement price determined by the primary exchange. Options on futures are valued at the closing price on the primary exchange.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using spot rates obtained from an appropriate pricing service. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that the NAV is calculated on any Business Day may be assessed in determining the NAV after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Trust’s Pricing Committee in accordance with guidelines adopted by the Board. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market held by certain Funds in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the Funds’ shares are priced.

REDEMPTIONS IN-KIND

Larger redemptions may be detrimental to a Fund’s existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued the same way as they are valued for purposes of computing the Fund’s NAV. This is called “redemption-in-kind.” A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. For shares that are not held in a tax-advantaged account, redemptions in-kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

DIVIDENDS

Income dividends and capital gain distributions are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at NAV determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes in the same manner as other distributions.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.

Fund Taxation

Each Fund intends to qualify or to continue to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or in the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a RIC may significantly limit the extent to which a Fund may invest in some investments, including certain commodity ETFs and commodity-linked investments.

To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains paid to shareholders in the form of dividends or capital gains distributions.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” (i.e., treated as if they were sold) for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss.

A Fund’s entry into a short sale transaction, an option or certain other transactions could be treated as the constructive sale of an appreciated financial position, causing a Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund may invest to a limited degree in entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an entity in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxed on its allocable share of the entity’s income regardless of whether the Fund receives any distribution from the entity. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to a Fund from an entity that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the entity. If a Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Distributions from royalty income trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. A Fund will invest only in royalty income trusts that are expected to be treated as corporations for U.S. federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

A Fund’s investments in REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Shareholder Taxation” below).

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of a Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to shareholders as long-term capital gain without regard to how long a shareholder has held shares of a Fund. Long-term capital gains are generally taxable to individuals and other noncorporate taxpayers at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

If a Fund receives dividends from an underlying fund, including an ETF, that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the underlying fund.

Distributions declared by a Fund during October, November or December to shareholders of record during one of those months and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and Subadvisers intend to manage the Funds with a view to minimizing foreign taxation in cases where it is deemed appropriate. If more than 50% of the value of a

Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if the Fund is a qualified fund of funds (see “Investment Companies” below), such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the election. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) for more than 15 days during the 31-day period beginning 15 days before the ex-dividend date to be eligible to claim a foreign tax credit with respect to such dividend. These same holding period rules also generally apply at the Fund level; thus if a Fund makes an election to pass through foreign taxes, it must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the Fund’s income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

If the Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Investment Companies

The use of a fund-of-funds structure by ASTON/Lake Partners LASSO Alternatives Fund (the “Fund-of-Funds”) could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because the Fund-of-Funds will invest a large portion of its assets in shares of other funds, its distributable income and gains will normally consist largely of distributions from the underlying funds in which it invests and gains and losses on disposition of shares of the underlying funds.

Generally, the character of the income or capital gains that the Fund-of-Funds receives from an underlying fund will pass through to the Fund-of-Fund’s shareholders as long as the Fund-of-Funds and underlying fund qualify as RICs. However, to the extent that an underlying fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund-of-Funds will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds in which it invests) until it disposes of shares of such underlying fund. Moreover, even when the Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund-of-Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains from an underlying fund that qualifies as a RIC).

In addition, in certain circumstances, the “wash sale” rules may apply to the Fund-of-Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund-of-Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund-of-Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds.

If the Fund-of-Funds is a “qualified fund of funds” (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), it may elect to pass through to its own shareholders foreign tax credits received from underlying funds that make the election to pass such foreign tax credits through to their shareholders (see “Foreign Taxation” above).

The foregoing is only a general description of the federal income tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of shares of the Fund-of-Funds are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Other Taxes

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by such Fund. A Fund may choose not to designate such amounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

PERFORMANCE INFORMATION

From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations in these communications, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2015, including the report of the independent registered public accounting firm for each Fund, are incorporated herein by reference to the Funds’ Annual Report as filed with the SEC. The Funds’ Annual and Semi-Annual Reports are available upon request and without charge.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to, are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC,
CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless Standard & Poor’s believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-). The ratings from ‘AA’ to `CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Obligation Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Rating Watches and Rating Outlooks

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Standard Rating Actions

Affirmed*	The rating has been reviewed and no change has been deemed necessary.

Confirmed	Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*	The rating has been lowered in the scale.

Matured	This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

Paid-In-Full	This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*	Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

No Longer Applicable (NLA)	Rating formerly assigned is no longer relevant due to a change in scale or some other non-credit event.

Prerefunded*	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*	The rating has been raised in the scale.

Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*	Rating Watch status has changed.

Support Floor Rating Revision	Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*	The Rating Outlook status has changed independent of a full review of the underlying rating.

*               A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

APPENDIX B

ASTON FUND

PROXY VOTING POLICIES AND PROCEDURES

1.     Definitions.

“Sub-Adviser” shall mean any investment adviser hired to implement and oversee the investment program of a respective Fund through a sub-investment advisory agreement with Aston. The term includes all sub-advisers to the Funds.

“Sub-Advisers’ Proxy Voting Policies and Procedures” shall mean the Proxy Voting Policies and Procedures of each Sub-Adviser, as amended from time to time.

“Board” shall mean the Board of Trustees of Aston Funds.

“Fund” shall mean a series of Aston Funds.

“Fund Management” shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of Aston Funds.

“Trust” shall mean Aston Funds.

2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

3. Limitations on the Advisers’ Responsibilities.

(i)       Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

(ii)       Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Sub-Adviser’s duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser’s decision shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.

(iii)       Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

(iv)       Board Direction. Notwithstanding the foregoing delegation to the Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a Fund’s proxies in a manner that is different from the guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.

4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the Sub-Adviser shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

5. Proxy Voting Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund’s proxies. Each Fund shall promptly reimburse the applicable Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund’s proxy voting records or filings on Form N-PX.

6. Conflicts of Interest. Each Sub-Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser’s Proxy Voting Policies and Procedures address conflicts of interest, each Sub-Adviser shall comply with the following procedures: the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser’s other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

      (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Sub-Adviser’s Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;

      (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board’s consent before directing the Sub-Adviser to vote in the manner approved by the Board;

      (iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or

      (iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser’s senior account representatives actually knew or reasonably should have known of the potential conflict.

7. Approval of Material Changes. Any material changes to the Trust’s Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser’s Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

8. Reports to the Board. At each quarterly meeting of the Board, each Sub-Adviser shall submit a report to the Board (Exhibit A) describing:

      (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

      (ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser’s Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers’ experience under these Proxy Voting Policies and Procedures and each Sub-Adviser’s Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

9. Maintenance of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC’s EDGAR system. The Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: November 30, 2006

Amended: September 30, 2007

Amended: September 30, 2010

Anchor Capital Advisors LLC

Proxy Voting Policies, Procedures and Guidelines

As a matter of policy and as a fiduciary to our clients, Anchor Capital has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients.

The Chief Compliance Officer (CCO) and the Investment Policy Committee (IPC) are responsible for the Company’s Proxy Voting Policies and Procedures. The CCO shall be responsible for appointing an officer of the Company to serve as the Chief Proxy Voting Officer (CPVO) and the CPVO may, in turn, designate a Proxy Voting Associate to assist in implementation of the Proxy Voting Procedures. The CPVO is responsible for voting proxies solicited by companies and /or mutual fund sponsors (Registered Investment Companies) whose shares are held in the Company’s clients’ portfolios. The CPVO will decide how a Proxy will be voted.

The CPVO will review proxies solicited on behalf of the Company clients and analyze each proposal in order to determine, with consultation if necessary with the IPC how each proposal might effect and impact the financial and economic interests of the Company’s clients, and vote so as to achieve the most favorable short and long term economic impact for the Company’s clients.

I.       Proxy Voting Procedures:

The Company has contracted with Broadridge Financial Solutions-Proxy Edge to provide the Company with a proxy voting service. This electronic interface will enable the CPVO and PVA to execute proxy votes on behalf of client accounts. In addition, Proxy Edge has agreed to vote as instructed by the PVA paper proxies sent to it. The Company has implemented procedures to notify client transfer agents and other service providers that Proxy Edge is authorized to transmit voting instructions and to vote proxies as instructed by the Company.

The CPVO shall insure that he and the PVA and other associates as might be appropriate shall be trained on the use and administration of the Proxy Edge service. The CPVO shall further insure that the systems records and tracks proxy votes submitted on behalf of clients, and, where required or requested, the CPVO shall provide clients with documentation regarding proxies voted on their behalf. Complete records of proxy votes are maintained electronically through Proxy Edge.

II.       Voting Guidelines:

The following is a summary of the how the Company generally votes on specific proposals. All proposals will be voted in the best economic interest of all of the Company’s clients. All proxies from a specific issuer will be voted the same way for each client absent specific and agreed upon instructions from individual clients.

Proposals Concerning Governance

Vote in Favor Of:

•	Election of Directors
•	Appointment of Independent Auditors
•	Separate Chairman and Chief Executive Officer
•	Annual election of Directors
•	Broad representation of independent/non-management Directors

Vote Against:

•	Staggered board elections
•	Super majority and cumulative voting
•	Classification of board members
•	Actions that reduce representation of shareholders

Proposals Concerning Ownership

Vote in Favor Of:

•	Stock splits and share issuance involving non material change in ownership
•	Mergers and or acquisitions that are in the best economic interest of clients
•	Issuance of additional shares supported by sound economic reasons

Vote Against:

•	Issuance of shares with unequal voting rights
•	Different classifications of Common Stock
•	Anti-takeover “poison pill” structures

Proposals Concerning Compensation

Vote in Favor Of:

•	Realistic and relevant short and long term performance objectives
•	Non-excessive and non-dilutive employee stock purchase plans
•	Annual vote on non-binding Say on Pay

Vote Against:

•	Replacing and or re-pricing of underwater options
•	Excessive and or above peer group compensation for independent directors
•	Issuance of excessive and dilutive stock options
•	Issuance of options below current market price
•	Compensation when Chairman and or CEO is greater than 5X next highest executive
•	Incentive payments for results below median of peers

Proposals Concerning Social, Political, Environmental Issues

All proposals concerning any social, political, and or environmental issues are voted on a case by case basis.

III.       Conflicts of Interest

Should a conflict of interest arise, Anchor Capital will resolve the conflict with the view of the best interest of the investors. If Anchor Capital determines there is a material conflict of interest in connection with a proxy vote, Anchor will determine whether voting in accordance with the guidelines described above is in the best interest of the client. It will also determine whether it is appropriate to disclose the conflict to the affected client and provide the client the opportunity to vote the proxy themselves.

IV.       Disclosure

Anchor will disclose in its Form ADV 2A that clients may contact the CCO, Kathryn Kearney, via e-mail (kkearney@anchorcapital.com) or telephone at 617-338-3800 to obtain information on how Anchor Capital voted and to request a copy of the Proxy Voting Policy. If a client requests voting information, the CCO or CPVO will provide a response to the client that includes; (1) the name of the issuer; (2) the proposal voted on; and (3) how Anchor Capital voted.

Anchor will also provide a summary of the Proxy Policy in its Form ADV 2A which will be updated accordingly. Anchor will also post the Proxy Policy on the Company web site.

V.       Adoption:

This Statement of Proxy Voting Policies and Procedures is declared effective as reviewed and approved by the Chief Compliance Officer and Investment Policy Committee on May 29, 2012.

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed.

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;
•	The company soliciting the proxy is an affiliate of the Companies;
•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Cornerstone Investment Partners, LLC

PROXY VOTING POLICIES

A.	Introduction

Rule 204-2 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how CIP has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, CIP’s general policies and procedures for voting proxies are set forth below.

B.	Proxy Voting Principles and Guidelines

Please see Exhibit XII

C.	Specific Proxy Voting Policies and Procedures

CIP believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

Edward Mitchell Jr., CFA, Managing Partner is responsible for overseeing the proxy voting program and Broadridge is Cornerstone’s proxy voting platform. Broadridge provides the connectivity with all of our custodians.

For each proxy, every ballot initiative is reviewed and compared to Cornerstone’s Principles and Guidelines and any client specific guidelines. Cornerstone uses research from Egan Jones to gain further insight into each ballot initiative. For any ballot items that require additional research, those items are referred to the Investment Committee for further review.

Cornerstone Investment Partners

Proxy Voting

Principles and Guidelines

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
- the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

- revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

- corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules in general:

- Directors should be accountable to shareholders, and management should be accountable to directors.

- Information on the Company supplied to shareholders should be transparent.

- Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A. Director independence

It is our view that:

- A two-thirds majority of the Board should be comprised of independent directors.

- Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

- When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

- Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

- No director should serve as a consultant or service provider to the Company.

- Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

- should not have been employed by the Company or an affiliate within the previous five years;

- should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;

- should not be affiliated with a significant customer or supplier of the Company or affiliate;

- should have no personal services contract with the Company or affiliate, or a member of senior management;

- should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

- within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;

- should not be employed by a public company at which an executive officer of the Company serves as a director;

- should not be a member of the immediate family of any person described above.

B. Board operating procedures

- The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

- Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

- The independent directors should be provided access to professional advisers of their own choice, independent of management.

- The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

- Directors should have access to senior management through a designated liaison person.

- The Board should periodically review its own size, and determine the appropriate size.

C. Requirements for individual directors

We recommend that:

- The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

- The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

- A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.

- In the election of directors, there should be multiple nominees for each seat on the Board

- “Greenmail” should be prohibited.

- Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

- Directors should be elected annually.

- The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

- Shareholders should have effective access to the director nomination process.

Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the company, etc..

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than seven boards

In cases in which an issuer has engaged in the practice commonly referred to as “options backdating,” Cornerstone will typically withhold voting for nominees serving on the issuer’s compensation committee, the issuer’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of an issuer’s compensation committee, its entire board of directors and/or its chief executive officer where the issuer has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the issuer.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable or Political Contributions

AGAINST proposals regarding charitable or political contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where is in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Case-by-case basis on proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Case-by case basis for increasing the number of shares of common stock authorized for issuance.

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans, but generally favoring responsible proposals calling for more use of performance-based equity in compensation plans. The term “performance-based equity” will not be interpreted to include conventional stock options, but will include such tools as indexed options, restricted stock, performance-contingent options, and premium-priced options.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)

are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental

Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without

Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where Cornerstone is in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, if it appears company has not adequately addressed shareholders’ relevant environmental concerns.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, if it appears company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, if the company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, if it appears company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, if it appears company has been unresponsive to shareholder relevant requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, if it appears company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, if it appears company has been unresponsive to shareholder relevant requests.

Doubleline Funds Trust

Doubleline Capital, LP

Doubleline Private Funds

PROXY VOTING, CORPORATE ACTIONS AND CLASS ACTIONS

January 2011

I.     Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP (“DoubleLine”, the “Adviser” or the “Firm”) and DoubleLine Funds Trust (the “Trust”) on behalf of each of its series (“the Funds”) to provide a method of monitoring proxy voting and action taken in respect of corporate actions and class actions, and reporting appropriately, to meet regulatory requirements and client needs. DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Clients”) pursuant to contractual delegation of such authority. Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities), each of which is a “Private Fund” and collectively “Private Funds”) managed by DoubleLine also adopts this policy.

The Funds and the Private Funds rely upon DoubleLine to provide advice as to how and when to vote proxies related to their portfolio holdings. The Funds have retained U.S. Bancorp Fund Services, LLC (“USBFS”) for various related administrative activities, including filing Form N-PX.

II.     Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.     Policy – Proxies and Corporate Actions

As a fixed income manager, it is not anticipated that DoubleLine will vote many (if any) proxies. However, because this Proxy Policy also applies to voting and/or consent rights of securities held by DoubleLine Clients, DoubleLine will, on behalf of each Client (including the Funds or the Private Funds), with respect to debt securities, vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Clients’ best interests in mind. To the extent that voting a proxy is desirable, DoubleLine votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts and considers each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of Clients to do so.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines (listed below), DoubleLine will vote in accordance with its contractual obligations.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Client. Other factors that may influence DoubleLine’s determination not to vote a proxy for a debt or equity security include if: (1) the effect on the applicable Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) DoubleLine otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

The Guidelines provide a basis for making decisions in the voting of proxies or corporate actions for Clients of DoubleLine. When voting proxies or corporate actions, DoubleLine’s utmost concern is that all decisions be made solely in the interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine will vote (assuming it votes at all) for or against a particular type of proposal. DoubleLine’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of DoubleLine’s clients, are best able to determine how to further client interests and goals and are primarily responsible for determining how to vote proxies in accordance with this policy. The portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management and, if desired, an outside service.

All proxies or corporate actions received shall be retained by the Chief Risk Officer or designate. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy or corporate actions information will be delivered to them.

IV.     Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, DoubleLine will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds.

V.     Class Actions Policy

As a fixed income manager, it is not anticipated that DoubleLine will receive regular or frequent notices regarding Class Action lawsuits related to Client portfolio securities. In the event that Client securities become the subject of a Class Action lawsuit, the portfolio manager will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, DoubleLine will submit appropriate documentation on Clients’ behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in a Class Action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.     Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to vote proxies or take action in respect of corporate actions on behalf of Clients when a Client’s relevant securities are on loan in accordance with the Client’s securities lending program that is controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proxy or corporate action voting matter that would enhance the economic value of the client’s position and that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to vote the proxy until or unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take actions to recall the lent security.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel as to whether voting would be in the Client’s best interest.

VII.    Procedures for Material Conflicts of Interest

Should material conflicts of interest arise as to a proxy or corporate action, the proxy or corporate action shall be brought to the attention of the Chief Compliance Officer or designate, who shall involve other executive managers or legal counsel as may be deemed necessary by the Chief Compliance Officer to attempt to resolve such conflicts. Such individuals also shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Chief Compliance Officer (or designate) is a situation where a proxy contest involves securities issued by a DoubleLine Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Chief Compliance Officer or designate.)

If, after appropriate review, a material conflict is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in this Policy; (ii) convening a committee consisting of the Chief Compliance Officer and other non-investment executive officers of DoubleLine to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen non-investment executive officers of DoubleLine; or (iv) voting (or not voting) in accordance with the instructions of such Client or (v) not voting the Proxy (if consistent with DoubleLine’s fiduciary obligations).

VIII.    Procedures for Proxy Solicitation

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event, then the Employee must forward the solicitation request to the Chief Compliance Officer or designate. Such requests shall be reviewed with appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designate.

IX.    Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon USBFS to prepare and make their filings on Form N-PX. DoubleLine shall assist USBFS by providing information regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds that invest in voting securities are required to describe in their statements of additional information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. USBFS shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf.

A Fund is required to send this description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon USBFS to provide this service.

The Funds may describe file these policies and procedures as part of their registration statements on Form N-1A or chose to include these policies and procedures as part of their registration statement.

X.     Recordkeeping

A. DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained.

B. Client request to review proxy votes:

Any request from a Client, whether written (including e-mail) or oral, received by any Employee of DoubleLine, must be retained.

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted.

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and maintained in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C. Proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XI.     Disclosure

The CCO or designate will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP and DoubleLine Funds Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations

•	For reincorporating in a different state
•	For a leveraged buyout of the company
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision

Fairpointe Capital LLC

Proxy Voting Summary

Fairpointe Capital LLC (“Fairpointe”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients may obtain information with respect to the voting of proxies for their securities by contacting their portfolio manager or the firm’s compliance officer.

Fairpointe has retained Risk Metric’s ISS and Broadridge’s ProxyEdge service to assist in the proxy voting process. The Portfolio Managers review each proxy and will approve or override the recommendations of ISS according to the firm’s guidelines. The proxies are voted electronically with Broadridge’s ProxyEdge system. Complete records of proxy votes are maintained electronically through ProxyEdge.

As a matter of firm policy the following guidelines are intended to assist in the proxy voting process:

(a)	Fairpointe generally vote in favor of the following routine matters: name changes, election of directors, appointment of independent auditors, increase in the outstanding common stock or other equity classes, date and place of annual meeting, ratification of directors’ actions on routine matters, indemnification of directors and/or officers; employee stock purchase or ownership plans within dilution limits, annual elections and confidential voting.

(b)	Fairpointe generally votes in favor of mergers, acquisitions, restructurings, re-incorporations, changes in capitalization and employee and director compensation within reason and when pay and performance are aligned. However, other financial issues may need additional consideration and may involve issues such as hostile takeovers and mergers.

(c)	Fairpointe will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification for directors and officers, certain supermajority rights, classified boards, cumulative voting, authorization of new securities that are unduly dilutive and amending state of corporation.

(d)	Fairpointe intends to vote on a case-by-case basis on social issues.

(e)	A client may have their own set of proxy voting guidelines which may conflict with Fairpointe or another client. If such situation arises, it is our intention to comply with client guidelines by voting proxies attributable to that client on a proportionate basis.

Should a conflict of interest arise, Fairpointe will resolve the conflict with the view of the best interest of the investors. If Fairpointe determines there is a material conflict of interest in connection with a proxy vote, Fairpointe will vote clients’ proxies according to recommendations made by ISS, an independent third party.

GUARDIAN CAPITAL LP

PROXY VOTING POLICY

DESCRIPTION	:	One of the most significant aspects of corporate governance comes in the exercise of voting rights pertaining to Client investments. The proxy vote is an important asset of any portfolio. Guardian has established proxy voting guidelines to ensure that, when Guardian is delegated voting rights by our Clients, as fiduciaries, we exercise such ownership rights with a view to optimizing the long-term value of those investments.

PURPOSE	:	The primary focus of our management of proxy voting is to maximize shareholder value. One of the ways of ensuring that companies focus attention on maximizing value for shareholders is through corporate governance. Well-managed companies, with strong, focused governance processes, generally, produce better long-term investment returns for all investors.

PRINCIPLE	:	The four key proxy issues identified by Guardian are: Boards of Directors, Executive Compensation, Takeover Protection and Shareholder Rights. With regard to issues related to Social Responsibility, and other Stakeholder Proposals, Guardian will consider each proposal on its merits, based on both client direction and our aim of maximizing shareholder value. Fiduciary obligations do not require Guardian to become a shareholder activist. Finally, with regard to the appointment of auditors for a corporation, Guardian will generally vote for management’s recommendation, unless we believe that the firm to be appointed lacks, in our judgment, the necessary competence and independence to carry out their duties.

PRACTICE	:

Guardian must establish at account opening whether it has been delegated proxy voting authority.

To assist with the proxy voting process, Guardian subscribes to a proxy consulting service and a proxy voting service. The consulting service provides a professional review of all proxies issued by the companies held within our equity portfolios. The voting service votes proxies as specifically directed by Guardian.

Guardian will aim to vote all available proxies for each Client. Depending upon the deemed importance of a particular vote, on a best efforts basis, Guardian will recall shares which are out on loan in order to vote their proxies.

There may be limited circumstances where Guardian does not vote on behalf of a Client. If Guardian determines that the costs of voting may exceed the expected benefit to a Client, Guardian may elect not to cast a vote (e.g., voting on a foreign security where translation, due diligence or legal costs exist, or where inadequate information and delays in receiving materials impact the ability to make an informed decision).

Compliance and Operations staff will monitor proxy voting opportunities through the use of the proxy consulting service, and will arrange for the exercise of voting rights. Guardian’s portfolio managers will be advised of the recommendations of the proxy consulting service and will direct Compliance staff to vote against the recommendation of the consulting service only where doing so is considered to be in the best interest of the Client.

.

Where a conflict, or potential conflict, of interests exists between the interest of a Client and the interest of Guardian or a Guardian affiliate or Associate, proxies are voted in accordance with investment considerations and investment merits, without regard to any other business relationship that may exist between Guardian and the portfolio company.

Examples of possible conflicts include:

•     voting proxies for all accounts in a certain way to retain or obtain business

•     situations where Guardian manages money for a portfolio company

•     situations where a significant personal relationship exists between a Guardian Associate and a proponent or beneficiary of a proxy proposal

There will be occasions where the applicable portfolio manager determines that the best interest of the Client may require a vote different from the recommendation of the proxy consulting service. On such occasions, the applicable portfolio manager shall document the reasons for the voting decision when instructing the Compliance staff on how to vote the proxy.

Clients may direct Guardian on how to vote on a particular matter.

Guardian will maintain the following records relating to proxy voting analysis and decisions:

•     proxy statements received for Client securities

•     records of votes cast on behalf of Clients

•     records of Client requests for proxy voting information and the response provided by Guardian

•     documents that record the basis for decisions on voting matters, and any supporting materials

Proxy voting summaries are available to each client upon request. Clients may also obtain a copy of Guardian’s proxy voting policies and procedures upon request.

MONITORING	:	Guardian’s Governance Committee monitors and reviews the results of proxy voting quarterly.

Harrison Street Securities, LLC

Proxy Voting

Policy

HSS, as a matter of policy and as a fiduciary to its Clients, has responsibility for voting proxies received for portfolio securities consistent with instructions or guidelines set forth in the applicable Client’s advisory agreement and otherwise in the best economic interests of the applicable Client. HSS will monitor corporate actions and disclose conflicts of interest, make information available to Clients about the voting of proxies for such Client portfolio securities and maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which design must include stating how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The SVP Operations has the responsibility for the implementation and monitoring of HSS proxy voting policy, practices, disclosures and record keeping. The portfolio manager or analyst covering the company for which the proxy is solicited is primarily responsible for determining how the proxy is to be voted.

Procedures

HSS has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure that the firm’s policy is observed, implemented properly, and amended or updated, as appropriate. These procedures include the following:

Voting Procedures

Any Supervised Person who receives proxy solicitation materials on behalf of a Client will forward those materials to the SVP Operations;

The SVP Operations, or his or her designee, will record the receipt of the proxy materials and deliver a copy of the proxy materials to the portfolio manager or analyst that covers the company;

Absent material conflicts, the portfolio manager or analyst that covers the company will determine how the proxy should be voted by HSS in accordance with such recommendations. Applicable Client voting guidelines and firm policies, and the SVP Operations or his or her designee will complete the proxy and vote the proxy (for, against or abstain) in a timely and appropriate manner; and

The SVP Operations, or his or her designee, will review with the CCO and, if necessary, outside counsel any request by a Client to vote directly. Thereafter the SVP Operations or his or her designee will promptly deliver proxy materials to any Client that has properly communicated in writing to the firm its desire to vote directly.

Disclosure

HSS will include in its Brochure on Form ADV Part 2a disclosure summarizing its proxy voting policy and procedures, including a statement that Clients may request information regarding how proxies have been voted.

Requests for Information

All Client or Investor requests for information regarding proxy votes or for Policies and Procedures, received by any Supervised Person should be forwarded to the SVP Operations; and

The SVP Operations, or his or her designee, will prepare a written response to the Client or Investor with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how HSS voted the proxy with respect to each proposal about which the Client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the Client, HSS will vote proxies in what it believes to be the best economic interests of the Client. HSS’ policy is to vote all proxies from a specific issuer the same way for each Client absent qualifying restrictions from a Client. Clients are permitted to place reasonable restrictions on HSS’ voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

HSS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

HSS will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights;

In reviewing and researching proposals, HSS will further consider the opinion of management, the effect on management, the effect on shareholder value, the issuer’s business practices and, where necessary, independent third-party voting recommendation; and

Votes may be cast electronically or in writing. The SVP Operations, or his or her designee, will keep written records of electronically voted proxies that indicate the date of the vote and the actions taken.

Conflicts of Interest

HSS will identify any conflicts that exist between the interests of the firm and those of the Client or between the interests of the Client and those of HSS by reviewing the relationship of the Client and HSS with the issuer of each security to determine if any such person has any financial, business or personal relationship with the issuer;

If a material conflict of interest exists, the SVP Operations will disclose the conflict to the Client or Investors, to give the Client or Investors an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or after receiving an independent third party voting recommendation; and

The SVP Operations, or his or her designee, will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The SVP Operations, or his or her designee, shall retain the following proxy records in accordance with the SEC’s records retention requirement:

The proxy policies and procedures and any amendments;

Each proxy statement that HSS receives either electronically or as paper;

A record of each vote that HSS casts;

A record of the delivery of proxy materials to Clients who have communicated in writing to HSS a desire to vote directly;

Any document HSS created that was material to making a decision as to how to vote proxies, or that memorializes such a decision including periodic reports to the Client; and

A copy of each written request from a Client for information on how a proxy was voted, and a copy of any written response.

Herndon Capital Management

Proxy Voting Policy

Herndon Capital Management, LLC (“HCM”) has a fiduciary obligation to, at all times, place the best interest of advisory clients (e.g. plan participants and beneficiaries) as the sole consideration when voting proxies of portfolio companies. HCM has retained Glass Lewis & Co. (“GL”) for proxy voting services. GL will analyze the voting issues and carry out the actual voting process in accordance with its guidelines which have been agreed to by HCM’s Proxy Committee. Proxy issues receive consideration based on all relevant facts and circumstances.

Some accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the contract that HCM will not vote their proxies. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its accounts, and will do so through GL.

Proxy Committee. HCM has established a Proxy Committee. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues. The Proxy Committee has reviewed and agreed with GL’s proxy voting guidelines and instructed them to vote on HCM’s behalf in accordance with those guidelines for HCM’s clients. As GL amends their guidelines the Proxy Committee will review and based on the agreement of the terms will provide GL voting instruction.

HCM provides GL with the list of accounts and their holdings monthly to ensure that GL has record of the clients and their holdings for proxy purposes.

The Proxy Committee meets at least annually to review any guideline changes from GL, should any exist.

In compliance with the U. S. Department of Labor, the Director of Marketing and Operations maintains applicable records regarding proxy voting for accounts. The Director of Marketing and Operations can access a report online on any given day. Any voting decision that may require a deviation from the standard policies will be deferred to the Proxy Committee from GL for further analysis and a final decision. In these rare situations, outside legal counsel may be sought for additional guidance, and reasons for such action will be noted in the committee’s “special” meeting minutes.

ERISA Accounts. It is HCM’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the client agreement that HCM will not vote proxies on their behalf. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its ERISA accounts.

Material Conflicts. Regardless of material conflict, HCM through GL will, at all times, vote in the best interest of the client.

Criteria. GL on behalf of HCM votes proxies related to securities held by clients in a manner solely in the interest of the client, which is in accordance with written GL guidelines. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, GL shall vote in the prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Checks and Balances. Periodically, HCM will:

1.	Spot check to verify that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries;
2.	Provide a proxy voting report to those clients that request it; in a manner consistent with the client’s request, which may vary.

HCM through GL will provide investment company clients with the information necessary to comply with filing requirements of Form N-PX on a timely basis.

Lake Partners, Inc. (“LPI”)

Proxy Voting Policies and Procedures

Policy

LPI has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Advisers Act. These policies and procedures are designed to ensure that LPI is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the IC Act, and other applicable laws and regulations.

LPI considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which LPI has voting authority. LPI’s authority to vote proxies is established by the investment management agreement (as amended from time to time) and/or the brokerage account application agreement with the client. In all circumstances, LPI will comply with specific client directions to vote proxies, whether or not such client directions deviate from LPI’s policies and procedures

LPI seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. LPI evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when LPI determines that the cost of voting the proxy exceeds the expected benefit to the client.

LPI typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals. Generally, LPI will oppose management in order to further the independence of the board of directors, to preserve the rights of shareholders (such as by resisting attempts to entrench management), and to oppose compensation packages that LPI deems to be excessive.

Proxy Committee: Proxy Voting Guidelines

LPI has established a Proxy Committee. The members of the Proxy Committee are listed on Attachment A. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business when the Proxy Committee meets, as necessary. The CCO acts as Secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of LPI’s clients, including developing, authorizing, implementing and updating LPI’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by LPI.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in LPI’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment B. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that LPI’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company or investment company whose proxy is being voted.

Proxy Voting Procedure

LPI establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to LPI. In every case where a client has delegated responsibility for voting proxies to LPI, LPI tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the Proxy Committee (the “Committee”) will make a determination as to how to vote each proxy proposal based on analysis of the proposal and the Proxy Voting Guidelines in this Manual. In evaluating a proxy proposal, the Committee may consider information from many sources, including management of the company or investment company, shareholder groups and independent proxy research services. The Committee may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had LPI not sought to exercise voting rights with respect to those securities.

LPI is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner. In carrying out its proxy voting responsibilities, LPI utilizes Broadridge’s ProxyEdge service to vote and maintain documentation of LPI’s proxy votes.

Quarterly, LPI will verify that the Firm’s account at ProxyEdge is properly linked to the Firm’s accounts.

For certain positions taken in the Aston/LASSO Fund, LPI intends to rely on an order granted under Section 12(d)(1)(J) of the Investment Company Act. The order grants the Fund Adviser and certain of its sub-advisers exemptive relief from Sections 12(d)(1)(A) and (B) of the Investment Company Act, and imposes additional conditions on proxy voting securities of underlying finds.

LPI shall follow applicable regulations as well as the terms of the order. For underlying funds in the Aston/LASSO Fund, LPI intends to vote proxies in the same proportion as the vote of all other holders of the securities (“echo voting”), as requested by the Fund Adviser.

Conflicts of Interest

LPI may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company or investment company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Proxy Committee shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy. Whenever the Proxy Committee determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the CCO shall document the rationale for the vote.

A.	Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company or RIC and its affiliates, information about the company or RIC and its affiliates that is generally known by LPI’s Employees, and other information actually known by a member of the Proxy Committee.

The Proxy Committee may determine that LPI has a conflict of interest as a result of the following:

1.	Significant Business Relationships – The Proxy Committee will consider whether the matter involves an issuer or proponent with which LPI has a significant business relationship. LPI has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients, and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for LPI to vote in favor of management.

2.	Significant Personal or Family Relationships – The Proxy Committee will consider whether the matter involves an issuer, proponent, or individual with which an employee of LPI who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how LPI votes the proxy. Employees of LPI who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, Senior Management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent, or individual involved in the matter.

3.	Contact with Proxy Committee Members – If an employee of LPI not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact LPI’s Chief Compliance Officer who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that LPI has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to LPI’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then LPI may vote the proxy in accordance with the recommendation of the analyst.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that LPI has a material conflict of interest with respect to a proxy proposal, the proposal shall be voted in accordance with Lake Partners’ proxy voting guidelines. However, if a material conflict of interest is identified and the guidelines do not address how to vote on the proposal, the Proxy Committee may: (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Lake Partners shall vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

LPI may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that LPI does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

Class Action Lawsuits

As a fiduciary, LPI always seeks to act in clients’ best interests with good faith, loyalty, and due care. The Proxy Committee will determine whether clients will (a) participate in a recovery achieved through a class action lawsuit, or (b) opt out of the class action and separately pursue their own remedy. The CCO oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The CCO will maintain documentation associated with clients’ participation in class actions.

Employees must notify the CCO if they are aware of any material conflict of interest associated with clients’ participation in class actions. The Proxy Committee will evaluate any such conflicts and determine an appropriate course of action for LPI.

LPI generally does not serve as the lead plaintiff in class action lawsuits because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosure

In accordance with Advisers Act, LPI reports upon request to its clients regarding the manner in which their proxies are voted. Additionally, a summation of this Proxy Voting policy is included in Part 2 of Form ADV, in the section titled Voting Client Securities. It is LPI’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

As requested, LPI will provide the Fund Adviser with documentation regarding the manner in which LPI voted proxies on behalf of the Aston/LASSO Fund. Such information is utilized to facilitate the reporting by the Aston Funds of the annual Form N-PX on the SEC’s EDGAR system.

Proxy Voting Attachment A

Members of the Proxy Committee

Members of the Proxy Committee

Ronald A. Lake, Co-Chairman, President, Director

Frederick C. Lake, Co-Chairman, Secretary, Treasurer, Director

Alina Pesenson, Chief Compliance Officer

Andrew R. Romanello, Chief Financial Officer

Proxy Voting Attachment B

Proxy Voting Guidelines

One of the primary factors LPI considers when determining the desirability of investing in a particular company or investment company is the quality and depth of its management. Accordingly, LPI believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, LPI will vote on most issues presented in a proxy statement in accordance with the position of the company’s management, unless LPI determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the security. However, LPI will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in LPI’s judgment, it would not be in the best interests of the client to do so.

LPI generally characterizes proxy voting issues into three Levels (I, II, and III). The Level of proposal will determine the depth of research required when deciding how to vote each proxy. Level I matters normally are voted based on the recommendation of the issuer’s management. Matters that could meaningfully impact the position of existing shareholders (Levels II and III) are given special consideration and voted in a manner that is believed to support the interests of shareholders. Whenever it is determined that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the Proxy Committee, shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.	Level I Proposals

Level I proposals are those which do not propose to change the structure, bylaws, or operations of a company or investment company to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. However, LPI will research the issue before making a conclusion as to how a vote would be in the best interest of the client.

¡	Approval of auditors
¡	Election of directors and officers of the corporation
¡	Indemnification provisions for directors
¡	Liability limitations of directors
¡	Name changes
¡	Declaring stock splits
¡	Elimination of preemptive rights
¡	Incentive compensation plans
¡	Changing the date and/or the location of the annual meetings
¡	Minor amendments to the articles of incorporation
¡	Employment contracts between the company and its executives and remuneration for directors
¡	Automatic dividend reinvestment plans
¡	Retirement plans, pensions plans, and profit sharing plans, creation of and amendments thereto

B.	Level II Proposals

Issues in this category are more likely to affect the structure and operations of a company or investment company and, therefore, will have a greater impact on the value of a client’s investment. The Proxy Committee will review each issue in this category on a case-by-case basis and perform diligent research to make a decision based on the best interest of the client. As stated previously, voting decisions will be made based on the perceived best interest of the clients. Level II proposals include:

¡	Mergers and acquisitions
¡	Restructuring
¡	Re-incorporation or formation
¡	Changes in capitalization
¡	Increase or decrease in number of directors
¡	Increase or decrease in preferred stock
¡	Increase or decrease in common stock
¡	Material changes in terms for fees or expenses of an investment company
¡	Material changes in investment policies or guidelines of an investment company
¡	Stock option plans or other compensation plans
¡	Social issues

C.	Level III (Corporate Governance) Proposals

LPI generally will vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. In addition to the steps taken to render a decision in the above-mentioned scenarios (Level I and Level II proposals), the Proxy Committee may find it necessary to contact company or investment company management to discuss any such proposal to gain a more complete understanding before casting a vote. Proposals in Level III may include:

¡	Poison pills
¡	Golden parachutes
¡	Greenmail
¡	Supermajority voting
¡	Board classification without cumulative voting
¡	Confidential voting

Proxy Voting Guidelines Summary

The proxy voting guidelines contained herein are a sampling of select, key guidelines and are not all inclusive. LMCG will review our proxy voting policy and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at clientservice@leemunder.com or compliance@leemunder.com for a copy of our most current guidelines or to obtain a record of how proxies were voted for their account.

1.Audit-related Items:

Auditor Ratification

Generally vote FOR proposals to ratify auditors unless:

•	An auditor has a financial interest in or association with the company and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
•	Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2.	Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of Director nominees;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved; and
•	Stock ownership positions

Board responsiveness

Vote case-by-case on individual directors, committee members or the entire board of directors as appropriate if:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company
•	Board failed to act on a shareholder proposal that received the support of a majority of shares cast in the previous year
•	Board failed to act on takeover offer where majority of shares tendered
•	Board failed to address issues related to a director receiving 50% or more withhold/against votes
•	Board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes

Vote AGAINST or WITHHOLD from entire board of directors for problematic practices or material failures in the areas of accountability, independence or competence:

Board accountability, including items such as:

•	A classified board structure
•	A supermajority vote requirement
•	Inability for shareholders to call special meetings
•	Inability of shareholders to act by written consent
•	Dual-class capital structure
•	Non-shareholder approved poison pill
•	Material failures of governance, stewardship, risk oversight, fiduciary responsibility
•	Failure to replace management as appropriate

Director independence, including items such as:

•	Inside or affiliated director serves on key committees
•	Company lacks an audit, compensation or nominating committee
•	Independent directors make up less than a majority of directors

Director competence, including items such as:

•	Not all director’s attended 75% of the aggregate board and committee meetings
•	Sit on more than six public company boards

Independent Chair (Separate CEO/Chair)

Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals

Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

Audit Committee related items

Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:

•	Non-audit fees paid to auditor are excessive
•	Company receives an adverse opinion on financial statements
•	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

•	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Compensation Committee related items

In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:

•	There is significant misalignment between CEO pay and company performance
•	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
•	Board exhibits significant level of poor communication and responsiveness to shareholders
•	Company fails to submit one-time transfer of stock options to shareholder vote
•	Company fails to fulfill terms of burn rate commitment made to shareholders

Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

•	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
•	Specific actions to address issues that contributed to low level of support
•	Other recent compensation practices
•	Whether the issues raised are recurring or isolated
•	Company’s ownership structure
•	Whether support level was less than 50%,

Performance/Governance Evaluation for Directors

Generally vote WITHHOLD or AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

3.	Shareholder Rights and Defenses:

Advanced Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

4.	Capital and Corporate Restructurings:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights

Share Repurchase Programs

Vote FOR management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.

Mergers and Acquisitions

Overall Approach – Vote CASE-BY-CASE

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Negotiations and process;
•	Conflicts of Interest; and
•	Governance

5.	Compensation:

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on ballot items related to executive pay and practices

Vote AGAINST Advisory Votes on Executive Compensation (MSOP) if:

•	There is significant misalignment between CEO pay and company performance
•	Company maintains problematic pay practices
•	Board exhibits significant level of poor communication and responsiveness to shareholders

Vote AGAINST or WITHHOLD from members of the Compensation Committee if:

•	There is no MSOP on the ballot
•	Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
•	The company has poor compensation practices

Vote FOR annual advisory votes on compensation.

Employee Stock Purchase Plans

Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

Option Exchange Programs/Re-pricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans.

6.	Corporate Social Responsibility (CSR) Issues:

General approach on CSR issues is to vote CASE-BY-CASE taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.

Some issues that fall under this topic include proposals on:

•	Company’s political spending, lobbying efforts and charitable contributions
•	Animal welfare practices
•	Energy and environmental issues
•	Equal employment opportunity and discrimination
•	Diversity
•	Product safety and hazardous materials

7.	Conflicts of Interest:

Conflicts of interest could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these guidelines and the ISS recommendation for voting guidance.

Montag & Caldwell, Inc.

Proxy Voting Policy

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, LLC (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a Client asset and will vote consistently across all Client portfolios for which it has discretionary voting authority in the manner believed is most likely to enhance shareholder value. Where practical, M&C may consider requests to vote proxies in accordance with Client specific guidelines.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire Proxy Committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

1. Auditors

M&C will generally vote to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive.

2. Board of Directors

M&C will generally vote for routine election or re-election of directors.

M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.

M&C will generally vote against proposals to classify the board.

M&C will generally vote against proposals to allow cumulative voting.

3. Proxy Contests

M&C will review contested director elections on a case-by-case basis.

4. Takeover Defenses

M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	An acceptable policy covering the future adoption of a poison pill.

M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption.

M&C will review on a case-by-case basis management proposals on poison pill ratification.

M&C will generally vote against proposals to require a supermajority shareholder vote.

M&C will generally vote for proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.

6. State of Incorporation

M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.

7. Capital Structure

M&C will generally vote to increase the number of shares of common stock authorized, unless:

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill).

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis.

8. Compensation Issues

M&C will review the following issues on a case-by-case basis:

•	Equity Compensation Plans

•	Director Compensation

•	Employee Stock Purchase Plans – Qualified Plans

•	Employee Stock Purchase Plans – Non-Qualified Plans

•	Severance Agreements

9. Corporate Responsibility

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following areas:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Arctic National Wildlife Refuge

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices

10. Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

If a Client’s shares are on loan at the time of voting, it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all Clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those Clients for whom we have proxy voting responsibility.

M&C will maintain records of all written Client requests for information as to how M&C voted proxies on their behalf and of M&C’s written response to the Client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Reviewed March 24, 2011

Proxy Voting Policy

Pictet Asset Management

March 2013

1. Operational Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Financial Results/ Director and Auditor Reports	Vote FOR approval of financial statements and director and auditor reports, unless:

	›	There are concerns about the accounts presented or audit procedures used; or

	›	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISSUE SUBJECT TO VOTE	VOTING POLICY

Appointment of Auditors and Auditor Fees	Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

	›	There are serious concerns about the procedures used by the auditor;

	›	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

	›	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

	›	Name of the proposed auditors has not been published;

	›	The auditors are being changed without explanation; or

	›	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, PAM may vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, PAM may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise PAM may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors	Vote FOR the appointment or re-election of statutory auditors, unless:

	›	There are serious concerns about the statutory reports presented or the audit procedures used;

	›	Questions exist concerning any of the statutory auditors being appointed; or

	›	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income	Vote FOR approval of the allocation of income, unless:

	›	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

	›	The payout is excessive given the company’s financial position.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Stock (Scrip) Dividend Alternative	Vote FOR most stock (scrip) dividend proposals Vote AGAINST proposals that do not allow for a cash option unless management demonstrate that the cash option is harmful to shareholder value.
Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business	Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

ISSUE SUBJECT TO VOTE	VOTING POLICY
Director Elections	Vote FOR management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests; or

› The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

                Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

                Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

                Vote FOR employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

ISSUE SUBJECT TO VOTE	VOTING POLICY

                Vote AGAINST employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

                Vote AGAINST the election of directors of all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

                Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish Companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

                Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

	›	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company; or

	›	Failure to replace management as appropriate; or

	›	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the classification of Directors in Appendix 1]

ISSUE SUBJECT TO VOTE	VOTING POLICY
Contested Director Elections

                For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, PAM will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

                The analysis will generally be based on, but not limited to, the following major decision factors:

	›	Company performance relative to its peers;

	›	Strategy of the incumbents versus the dissidents;

	›	Independence of directors/nominees;

	›	Experience and skills of board candidates;

	›	Governance profile of the company;

	›	Evidence of management entrenchment;

	›	Responsiveness to shareholders;

	›	Whether a takeover offer has been rebuffed;

	›	Whether minority or majority representation is being sought.

                When analyzing a contested election of directors, PAM will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. maximize long-term shareholder value).

ISSUE SUBJECT TO VOTE	VOTING POLICY
Discharge of Directors	Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is not fulfilling its fiduciary duties as evidenced by:

	›	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

	›	Any legal proceedings, (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

	›	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

                For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), we may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable us to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify external auditors.
Board Structure

                Vote FOR proposals to fix board size.

                Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

                Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Issuance Requests

                General Issuances:

                Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

                Vote FOR issuance requests without pre-emptive rights to a maximum of
20 percent of currently issued capital.

                Specific Issuances:

                Vote on a CASE-BY-CASE basis on all requests, with or without pre-
emptive rights.

Increases in Authorized Capital

                Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

                Vote FOR specific proposals to increase authorized capital to any amount, unless:

	›	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the ISS guidelines for the purpose being proposed; or

	›	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital

                Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

                Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

                Vote FOR resolutions that seek to maintain or convert to a one-share, one-
vote capital structure.

                Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Preferred Stock	Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests	Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Repurchase Plans	Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

	›	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);

	›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

	›	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. We may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

	›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

	›	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, we expect companies to disclose such limits and, in the future, may vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

	›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

	›	A duration of no more than 18 months.

In addition, we will vote AGAINST any proposal where:

	›	There is clear evidence of abuse;

	›	The repurchase can be used for takeover defences;

	›	There is no safeguard against selective buybacks; and/or

	›	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Re-issuance of Repurchased Shares	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for b onus issues of shares or to increase par value.

4. Compensation

ISSUE SUBJECT TO VOTE	VOTING POLICY
Compensation Plans	Vote compensation plans on a CASE-BY- CASE basis.
Director Compensation	Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. Other Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Reorganizations/ Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions

                Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

                For every M&A analysis, we review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause us to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Related-Party Transactions	In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

	›	The parties on either side of the transaction;

	›	The nature of the asset to be transferred / service to be provided;

	›	The pricing of the transaction (and any associated professional valuation);

	›	The views of independent directors (where provided);

	›	The views of an independent financial adviser (where appointed);

	›	Whether any entities party to the transaction (including advisers) are conflicted; and

	›	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed to be problematic and that was not put to a shareholder vote, we may vote against the election of the director involved in the related-party transaction or the full board.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Social / Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environmental and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all votes focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

	›	If the issues presented in the proposal are more appropriately dealt with through legislation or government regulation.;

	›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

ISSUE SUBJECT TO VOTE	VOTING POLICY

	›	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

	›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

	›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

	›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6. Foreign Private Issuers listed on US Exchanges

Foreign Private Issuers (“FPIs”) are defined as companies whose business is administered outside the US, with more than 50% of assets located outside the US; a majority of whose directors / officers are not US citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the US.

Companies that are incorporated outside of the US and listed solely on US exchanges, where they qualify as FPIs, will be subject to the following policy.

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria, a majority-independent board, and the presence of an audit, a compensation and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at US companies, US compensation will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the PAM Proxy Voting Policy.

All other voting items will be evaluated according to the PAM Proxy Voting Policy.

APPENDIX I – Classification of Directors

Executive Director

›	Employee or executive of the company;

›	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

B. Non-Independent Non-Executive Director (NED)

›	Any director who is attested by the board to be a non-independent NED;

›	Any director specifically designated as a representative of a significant shareholder of the company;

›	Any director who is also an employee or executive of a significant shareholder of the company;

›	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

›	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›	Government representative;

›	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

›	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›	Relative[1] of a current employee of the company or its affiliates;

›	Relative[1] of a former executive of the company or its affiliates;

›	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

›	Founder/co-founder/member of founding family but not currently an employee;

›	Former executive (5 year cooling off period);

›	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

›	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

›	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

›	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED

Footnotes:

[1]“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction

(and hence subject to the associated materiality test) rather than a professional relationship.

[3]A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 per cent of the company’s turnover or 1 per cent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value

(of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 per cent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 per cent.

[4]For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]For purposes of director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Addendum to Pictet Asset Management Proxy Voting Policy – Conflicts of Interest

Pictet Asset Management (“Pictet AM”) recognises that there may be occasions where either it, or one of its officers or employees, may have a conflict of interest in connection with the proxy voting process. This may exist for example, if Pictet AM has, or is soliciting a business relationship with the company in which we are due to exercise the proxy, or a member of staff has a personal or business relationship with the company concerned. However, Pictet AM generally votes proxies in accordance with the predetermined guidelines as set out in the above proxy voting policy, and the recommendation provided by ISS. As a result any conflicts are adequately managed.

On the rare occasions where we do not follow the recommendations provided by ISS in accordance with our proxy voting policy, we require written rationales for such decisions. We are then able to review such decisions in light of the potential conflicts of interest that can arise.

Pictet AM has robust procedures in place to identify, manage and monitor conflicts of interests that occur at both a Pictet AM and individual employee level, including records of outside interests and directorships.

Where a potential conflict is recognised in relation to a voting decision that does not follow the recommendations provided by ISS, that decision will be subject to scrutiny by appropriate members of the Pictet AM Executive Board and the Head of Compliance.

River Road Asset Management, LLC

Proxy Voting Policies and Procedures

PROXY VOTING

Policy

River Road exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. Our policy and practice includes the responsibility to receive and vote client proxies, mitigate any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain required records. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road engages a third-party voting agent, Glass Lewis & Co. (“Glass Lewis”), to help discharge its duties.

Background

Registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to do the following:

¡	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
¡	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and
¡	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

Advisers also must maintain certain records relating to proxy voting activities (See Books and Records).

Responsibility

The Proxy Voting Policy Committee, the Proxy Voting Procedure Committee, and the Compliance Department are responsible for implementing and monitoring this policy.

Procedure

River Road has adopted the following procedures to implement and monitor the firm’s policy:

Proxy Committees:

River Road established two proxy committees to oversee proxy voting activities.

The Proxy Voting Policy Committee is responsible for establishing voting guidelines and reviewing special issues. The Committee consists at a minimum of the Chief Investment Officer, the Director of Research, the Chief Compliance Officer, and a Compliance Department proxy designee (“Proxy Designee”). The Committee meets annually to review Glass Lewis’ proxy voting guidelines. The Committee must determine and document where River Road disagrees with the agent’s guidelines, if at all, and determine necessary action, if any. The Committee is responsible for adopting the final voting guidelines. The minutes from the meeting will be distributed to the investment team (as necessary) for their reference as they make voting decisions throughout the year. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee is responsible for operational and procedural aspects of the proxy voting process. The Committee consists at a minimum of the Chief Compliance Officer and the Proxy Designee. The Committee meets annually to review operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

Voting Agent: Glass Lewis performs the following services:

¡	provides analysis of proxy proposals,
¡	tracks and receives proxies for which River Road clients are entitled to vote,
¡	votes the proxies as directed by River Road, and
¡	compiles and provides client voting records.

Voting Process:

The Proxy Designee coordinates the proxy voting process. The steps for reviewing and submitting votes are as follows:

¡	The Proxy Designee reviews the Glass Lewis web-based system on at least a weekly basis for upcoming meetings.
¡	The Proxy Designee reconciles the number of ballots reflected by Glass Lewis to River Road’s records and reports any discrepancies to Glass Lewis for follow up. River Road makes its best efforts to ensure that all shares are voted. However, issues with receiving ballots from client custodians may prevent voting for a particular account. River Road continues to follow up with Glass Lewis and the custodian where necessary until issues are resolved.
¡	If the policy recommendation and the management recommendation for all votes on a ballot are the same, the Proxy Designee will vote accordingly.
¡	If the policy recommendation and management recommendation are different for a particular vote, the Proxy Designee distributes Glass Lewis’ proxy paper for the upcoming meeting to the appropriate member of the investment team. The investment team member is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy and the Proxy Voting Policy meeting minutes. Where the investment team member decides to vote differently from the policy recommendation, they must document the investment rationale. The Proxy Designee then obtains prior approval from the Chief Compliance Officer, the Compliance Manager, or their designee before submitting the vote decision.

Client Direction: River Road’s policy is to vote all proxies the same way for each client. Clients are permitted to place reasonable restrictions on River Road’s voting authority by providing their own voting guidelines. If clients provide River Road with their voting guidelines and River Road accepts them, River Road will instruct the voting agent to vote proxies pursuant to the client guidelines.

Conflicts of Interest: River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction after following this process. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

¡	documenting the potential conflict of interest,
¡	obtaining the prior approval of the Chief Investment Officer and CCO,
¡	obtaining Committee review or approval,
¡	deferring to the voting recommendation of a third party,
¡	voting pursuant to client direction (following disclosure of the conflict),
¡	abstaining from voting,
¡	voting reflectively (in the same proportion and manner as other shareholders), or
¡	taking such other action as necessary to protect the interests of clients.

River Road will maintain a record of the voting resolution of any conflict of interest.

Securities Lending: Where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to callback the securities prior to record date. River Road typically does not instruct custodians to callback securities.

Disclosure and Client Requests for Information: River Road discloses a summary of this policy and information on how clients may obtain a copy of this policy and records of how River Road voted securities for their accounts in Form ADV Part 2A. Employees that receive a client request for information regarding proxy votes or policies and procedures must forward such request to the Compliance Department where necessary. The Compliance Department is responsible for gathering the relevant information.

Testing: The Compliance Department typically performs a monthly review of reconciliations and proxy voting records to ensure the process is being followed.

Silvercrest Asset Management Group LLC

Proxy Voting

Policies And Procedures

Silvercrest may be responsible for voting on shareholder proxies in connection with the securities held by its clients. Silvercrest will do so only in accordance with these policies and procedures, in the best interests of our clients, and/or as instructed by a specific client.

All capitalized terms used herein shall have the meaning set forth in the Firm’s Code of Conduct and Ethics, unless otherwise defined herein.

A. General.

In voting proxies, and determining whether to vote proxies, Silvercrest is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Silvercrest does not necessarily have an obligation to vote every proxy; for example, Silvercrest may forego voting proxies if the client account that held the position no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the client’s account.

B. Voting Guidelines.

Silvercrest generally divides proxies into two categories in determining how to vote: management proposals and shareholder proposals. Attached as Exhibit A hereto are guidelines to be applied in determining how to vote in each case. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

C. Conflicts of Interest.

The firm’s policies and procedures regarding conflicts of interest, including those contained in the firm’s Code of Conduct and Ethics, govern those conflicts that arise in the context of proxy voting. Because Silvercrest’s business does not include proprietary trading, investment banking or short selling, few conflicts are likely to arise in the context of proxy voting. However, where they do, the following procedures should be followed.

All conflicts of interest must be brought to the attention of the Chief Compliance Officer for resolution. The Chief Compliance Officer will work with appropriate Silvercrest personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Silvercrest’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer or a member of management of the issuer that is the subject of the proxy has a client relationship with Silvercrest. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Chief Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, Silvercrest may vote proxies notwithstanding the existence of the conflict. If it is determined that a conflict of interest is material, the Chief

Compliance Officer will work with appropriate Silvercrest personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

• such other action as is deemed appropriate under the circumstances given the nature of the conflict.

D. ProxyEdge.

Silvercrest has contracted with Broadridge (formerly ADP) for the use of its ProxyEdge service, which is the automated solution for proxy voting, and retention of records related thereto.

Upon opening an account for a client, Silvercrest notifies the custodian(s) of the client’s assets and instructs the custodian(s) to direct all proxy notices to Broadridge for Silvercrest. Silvercrest then accesses ProxyEdge to review and vote proxies through the system. A historic record of the firm’s votes is available through ProxyEdge.

E. Notice to Clients.

Silvercrest delivers to clients notice of its proxy voting procedures in a form and format attached hereto as Exhibit B. This notice is sent upon opening an account and clients are also notified annually that they may obtain a copy of the notice upon request.

Associated Persons are encouraged to contact the Chief Compliance Officer with any questions regarding the Firm’s Policies and Procedures Regarding Proxy Voting.

Exhibit A

Proxy Voting General Guidelines

Management Proposals

I. Vote in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

• Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

• Approval of auditors

• Directors’ and auditors’ compensation

• Directors’ liability and indemnification

• Discharge of board members and auditors

• Financial statements and allocation of income

• Dividend payouts that are greater than or equal to country and industry standards

• Authorization of share repurchase programs

• General updating of or corrective amendments to charter

• Change in Corporation Name

• Elimination of cumulative voting

II. Vote in support of management on the following items, which have potentially substantial financial or best-interest impact:

• Capitalization changes which eliminate other classes of stock and voting rights

• Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

• Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

• Elimination of “poison pill” rights

• Stock purchase plans with an exercise price of not less than 85% of fair market value

• Stock option plans which are incentive based and not excessive

• Other stock-based plans which are appropriately structured

• Reductions in super-majority vote requirements

• Adoption of anti- “greenmail” provisions

III. Vote against management (or do not vote in favor of management) on the following items, which have potentially substantial financial or best interest impact:

• Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

• Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

• Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

• Amendments to by-laws which would require super-majority shareholder vote to pass or repeal certain provisions

• Elimination of Shareholders’ Right to Call Special Meetings

• Establishment of classified boards of directors

• Reincorporation in a state which has more stringent anti-takeover and related provisions

• Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

• Excessive compensation

• Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

• Adjournment of Meeting to Solicit Additional Votes

• “Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. In accordance with ERISA, the investment manager holds that it is inappropriate to use plan assets to attempt to affect such issues. Thus, examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Vote in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

• Requirements that auditors attend the annual meeting of shareholders

• Establishment of an annual election of the board of directors

• Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

• Mandates that amendments to bylaws or charters have shareholder approval

• Mandates that shareholder-rights plans be put to a vote or repealed

• Establishment of confidential voting

• Expansions to reporting of financial or compensation-related information, within reason

• Repeals of various anti-takeover related provisions

• Reduction or elimination of super-majority vote requirements

• Repeals or prohibitions of “greenmail” provisions

• “Opting-out” of business combination provisions

II. Vote against shareholders (or do not vote in favor of shareholders) on the following initiatives, which are fairly common shareholder-sponsored initiatives:

• Limits to tenure of directors

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Restoration of cumulative voting in the election of directors

• Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

• Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

• Proposals which require inappropriate endorsements or corporate actions

Exhibit B

NOTICE TO CLIENTS CONCERNING SILVERCREST ASSET MANAGEMENT’S

PROXY VOTING POLICIES AND PROCEDURES

In voting proxies, and determining whether to vote proxies, Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

Enclosed are the firm’s guidelines with respect to proxy voting determinations. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

After careful review and consideration, Silvercrest Asset Management Group has contracted with Broadridge (formerly ADP) for use of its ProxyEdge service for proxy data collection, vote submission and record storage.

Should you have any questions or concerns about any of this information, please feel free to contact me at kcampione@silvercrestgroup.com or by phone at (212) 649-0672.

TAPLIN, CANIDA & HABACHT, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Policy

TCH, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The Adviser may offer assistance as to proxy matters upon a client’s request, but the client in all cases has either retained the proxy voting responsibility or designated the responsibility to the custodian or other third party. Upon client request, TCH would consider accepting such responsibility. Consequently, TCH would amend current disclosures and adopt appropriate policies.

TCH’s policy of having no proxy voting responsibility is disclosed to clients in the ADV. TCH has also adopted the policy to include disclosure in all future contracts that the Adviser does not vote proxies.

The vast majority of ERISA accounts to which TCH acts as investment advisor are fixed-income accounts, which do not participate in proxy voting.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are property and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how your address material conflicts that may arise between your interests and those of your client’s (b) to disclose to clients how they may obtain information from you with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of your proxy voting policies and procedures and, upon request, furnish a copy to your clients.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	(1)	Trust Instrument dated September 10, 1993 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

	(2)	State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(3)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(4)	State of Delaware Certificate of Amendment to Certificate of Trust dated November 29, 2006 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

(b)	(1)	Amended and Restated By-Laws dated February 18, 2016 are incorporated herein by reference to Exhibit (b)(1) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated May 30, 2014 between Aston Funds and Aston Asset Management, LLC is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(2)	Revised Schedule A to the Investment Advisory Agreement between Aston Funds and Aston Asset Management, LLC is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

	(3)	Revised Schedule B to the Investment Advisory Agreement between Aston Funds and Aston Asset Management, LLC is filed herewith.

	(4)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Montag & Caldwell, LLC, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(5)	Sub-Investment Advisory Agreement dated June 30, 2014 between Aston Asset Management, LLC and River Road Asset Management, LLC with respect to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/River Road Select Value Fund and ASTON/River Road Long-Short Fund is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(6)	Revised Schedule A to the Sub-Investment Advisory Agreement dated June 30, 2014 between Aston Asset Management, LLC and River Road Asset Management, LLC is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 167 to the Registration Statement as filed on October 30, 2015.

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(7)	Sub-Investment Advisory Agreement dated June 30, 2014 between Aston Asset Management, LLC and River Road Asset Management, LLC with respect to ASTON/River Road Dividend All Cap Value Fund II is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(8)	Sub-Investment Advisory Agreement dated June 30, 2014 between Aston Asset Management LLC and River Road Asset Management, LLC with respect to ASTON/River Road Independent Value Fund is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(9)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Taplin, Canida, and Habacht, LLC is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(10)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Baring International Investment Limited is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(11)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Lake Partners, Inc. is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(12)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Herndon Capital Management, LLC is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(13)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(14)	Advisory and Sub-Advisory Fee Waiver Agreement dated March 21, 2013 by and among Aston Asset Management LLC, Aston Funds and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(15)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

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	(16)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Cornerstone Investment Partners, LLC is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(17)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Harrison Street Securities, LLC is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(18)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(19)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Anchor Capital Advisors LLC is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(20)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(21)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management LLC and Guardian Capital LP is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(22)	Sub-Investment Advisory Agreement dated May 30, 2014 between Aston Asset Management, LLC and Fairpointe Capital LLC is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(23)	Revised Schedules A and B to the Sub-Investment Advisory Agreement between Aston Asset Management, LLC and Fairpointe Capital LLC are incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(24)	Sub-Investment Advisory Agreement between Aston Asset Management, LLC and Value Partners Hong Kong Limited is filed herewith.

	(25)	Interim Sub-Investment Advisory Agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

(e)	(1)	Distribution Agreement between ABN AMRO Funds (currently known as Aston Funds) and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

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	(2)	Amended Schedule A to the Distribution Agreement between ABN AMRO Funds (currently known as Aston Funds) and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

	(3)	Amendment No. 1 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

	(4)	Amendment No. 2 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

	(5)	Amendment No. 3 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

	(6)	Distribution Agreement between Aston Funds and BNY Mellon Distributors, Inc. (currently known as Foreside Funds Distributors, LLC) is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 111 to the Registration Statement as filed on August 6, 2010.

	(7)	Distribution Agreement between Aston Funds and Foreside Funds Distributors, LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

	(8)	Revised Schedule A to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

	(9)	Form of Selling/Services Agreement for Aston Funds is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 108 to the Registration Statement as filed on February 26, 2010.

	(10)	ABN AMRO Assignment Agreement is incorporated herein by reference to Exhibit (e)(9) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

	(11)	Mutual Fund Service Agent Agreement for Wrap Processing is incorporated herein by reference to Exhibit (e)(13) to Post-Effective Amendment No. 84 to the Registration Statement as filed on July 31, 2007.

(f)	Not applicable.

(g)	(1)	Custodian Services Agreement dated May 5, 2003 by and between PFPC Trust Company and ABN AMRO Funds (currently known as Aston Funds) is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 49 as filed on June 30, 2003.

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	(2)	Amendment to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

	(3)	Russian Addendum to the Custodian Services Agreement for Aston/Barings International Fund is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

	(4)	Amendment to the Custodian Services Agreement dated December 18, 2009 is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 108 to the Registration Statement as filed on February 26, 2010.

	(5)	Letter Agreement between Aston Funds and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 139 to the Registration Statement as filed on February 29, 2012.

	(6)	Amended and Restated Exhibit A to the Letter Agreement between Aston Funds and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

	(7)	Amendment to Custodian Services Agreement dated July 1, 2012 is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

	(8)	Amendment to Custodian Services Agreement dated December 19, 2014 is incorporated herein by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(9)	Amended and Restated Exhibit A to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

(h)	(1)	Transfer Agency Services Agreement between Alleghany Funds (currently known as Aston Funds) and PFPC Inc. (currently known as BNY Mellon Investment Servicing (US) Inc.), dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

	(2)	Amendment No. 1 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

	(3)	Amendment No. 2 to the Transfer Agency Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

	(4)	Amendment No. 3 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

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(5)	Amendment No. 4 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(6)	Amendment No. 5 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(7)	Amendment No. 6 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(8)	Compliance Support Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference as Exhibit (h)(9) to Post-Effective Amendment No. 55 to the Registration Statement as filed on December 29, 2004.

(9)	Anti-Money Laundering and Privacy Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(10)	Customer Identification Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(11)	Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(12)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 76 to the Registration Statement as filed on December 22, 2006.

(13)	Amendment to Transfer Agency Services Agreement Regarding Red Flag Services is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 106 to the Registration Statement as filed on December 30, 2009.

(14)	Amendment to the Transfer Agency Services Agreement dated December 18, 2009 is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 108 to the Registration Statement as filed on February 26, 2010.

(15)	Amendment to Transfer Agency Services Agreement dated July 1, 2012 is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

(16)	Amendment to Transfer Agency Services Agreement, including Amended Exhibit A and Amended Exhibit B thereto, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

(17)	Administration Agreement between Alleghany Funds (currently known as Aston Funds) and Alleghany Investment Services, Inc. dated June 17, 1999, is incorporated herein by reference to Exhibit (h) to Post-Effective Amendment No. 17 to the Registration Statement as filed on June 28, 1999.

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(18)	Amendment No. 1 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(19)	Amendment No. 2 to the Administration Agreement is incorporated herein by reference to Exhibit (h) to Post-Effective Amendment No. 24 to the Registration Statement as filed on December 29, 2000.

(20)	Amendment No. 3 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(21)	Amendment No. 4 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

(22)	Amendment No. 5 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

(23)	Amendment No. 6 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

(24)	Amendment No. 7 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 47 to the Registration Statement as filed on February 28, 2003.

(25)	Amendment No. 8 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 50 to the Registration Statement as filed on December 30, 2003.

(26)	Amendment No. 9 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(20) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

(27)	Amendment No. 10 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(28)	Amendment No. 11 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(28) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

(29)	Revised Schedule C to the Administration Agreement is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

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(30)	Sub-Administration and Accounting Services Agreement between Alleghany Investment Services Inc. and PFPC Inc. (currently known as BNY Mellon Investment Servicing (US) Inc.), dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(31)	Amendment No. 1 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

(32)	Amendment No. 2 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

(33)	Amendment No. 3 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(34)	Amendment No. 4 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(35)	Amendment No. 5 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(36)	Amendment No. 6 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(37)	Amendment to Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

(38)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

(39)	Revised Schedule B to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 97 to the Registration Statement as filed on February 28, 2008.

(40)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 102 to the Registration Statement as filed on February 27, 2009.

(41)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 104 to the Registration Statement as filed on October 5, 2009.

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	(42)	Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(41) to Post-Effective Amendment No. 108 to the Registration Statement as filed on February 26, 2010.

	(43)	Amendment to the Sub-Administration and Accounting Services Agreement dated July 1, 2012 is incorporated herein by reference to Exhibit (h)(44) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

	(44)	Amendment to the Sub-Administration and Accounting Services Agreement dated June 1, 2013 is incorporated herein by reference to Exhibit (h)(45) to Post-Effective Amendment No. 151 to the Registration Statement as filed on February 28, 2014.

	(45)	Amended and Restated Exhibit A to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(45) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

	(46)	Expense Reimbursement Agreement dated as of May 30, 2014 by and between Aston Funds and Aston Asset Management, LLC is incorporated herein by reference to Exhibit (h)(46) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(47)	Amended and Restated Schedule A to the Expense Reimbursement Agreement is filed herewith.

	(48)	Expense Reimbursement Agreement by and between Aston Funds, on behalf of ASTON/Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) and Aston Asset Management, LLC is incorporated herein by reference to Exhibit (h)(48) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

	(49)	Expense Limitation Agreement dated as of May 30, 2014 by and between Aston Funds and Aston Asset Management, LLC is filed herewith.

	(50)	Amended and Restated Schedule A to the Expense Limitation Agreement is filed herewith.

(i)	Opinion of Vedder Price P.C. is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(2)	Amended Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

9

	(3)	Distribution and Services Plan dated June 21, 2001, and amended December 20, 2001 and March 21, 2002, pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

	(4)	Distribution and Services Plan dated June 20, 2002, pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

	(5)	Revised Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(5) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

	(6)	Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(7)	Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(10) to Post-Effective Amendment No. 45 to the Registration Statement as filed on October 28, 2002.

	(8)	Revised Schedule A to Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is filed herewith.

	(9)	Revised Schedule A to Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m)(9) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

(n)	(1)	Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(2)	Amended Schedule A to Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(2) to Post-Effective Amendment No. 36 to the Registration Statement as filed on December 28, 2001.

	(3)	Amended Schedule A to Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(3) to Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

	(4)	Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(4) to Post-Effective Amendment No. 43 to the Registration Statement as filed on July 3, 2002.

	(5)	Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(5) to Post-Effective Amendment No. 45 to the Registration Statement as filed on October 28, 2002.

	(6)	Amended Schedule A to Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 129 to the Registration Statement as filed on May 27, 2011.

10

	(7)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 133 to the Registration Statement as filed on July 13, 2011.

(o)	(1)	Power of Attorney dated June 24, 2010 is incorporated herein by reference to Exhibit (o)(1) to Post-Effective Amendment No. 111 to the Registration Statement as filed on August 6, 2010.

	(2)	Power of Attorney dated April 17, 2014 is incorporated herein by reference to Exhibit (o)(2) to Post-Effective Amendment No. 156 to the Registration Statement as filed on May 12, 2014.

(p)	(1)	Amended Code of Ethics of Aston Funds is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 116 to the Registration Statement as filed on October 20, 2010.

	(2)	Amended Code of Ethics of River Road Asset Management, LLC is filed herewith.

	(3)	Amended and Restated Code of Ethics of Aston Asset Management, LLC is filed herewith.

	(4)	Amended Code of Ethics of Taplin, Canida & Habacht, LLC is filed herewith.

	(5)	Amended Code of Ethics of Baring International Investment Limited is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 151 to the Registration Statement as filed on February 28, 2014.

	(6)	Amended Code of Ethics and Standards of Practice of Montag & Caldwell LLC is filed herewith.

	(7)	Code of Ethics of Lake Partners, Inc. is incorporated herein by reference to Exhibit (p)(17) to Post-Effective Amendment No. 103 to the Registration Statement as filed on March 30, 2009.

	(8)	Amended Code of Ethics of Herndon Capital Management, LLC is filed herewith.

	(9)	Amended Code of Ethics of DoubleLine Capital LP is filed herewith.

	(10)	Code of Ethics of Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 136 to the Registration Statement as filed on December 21, 2011.

	(11)	Code of Ethics of Fairpointe Capital LLC is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 137 to the Registration Statement as filed on December 30, 2011.

	(12)	Code of Ethics of Cornerstone Investment Partners, LLC is incorporated herein by reference to Exhibit (p)(19) to Post-Effective Amendment No. 137 to the Registration Statement as filed on December 30, 2011.

	(13)	Amended Code of Ethics of Harrison Street Securities, LLC is filed herewith.

11

(14)	Amended Code of Ethics of LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (p)(15) to Post-Effective Amendment No. 151 to the Registration Statement as filed on February 28, 2014.

(15)	Amended Code of Ethics of Anchor Capital Advisors LLC is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 144 to the Registration Statement as filed on December 28, 2012.

(16)	Amended Code of Ethics of Pictet Asset Management Limited is filed herewith.

(17)	Amended Code of Ethics of Guardian Capital LP is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(18)	Code of Ethics of Value Partners Hong Kong Limited is filed herewith.

(19)	Code of Ethics of GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (p)(19) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30.	INDEMNIFICATION

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2    Indemnification. Aston Funds (the “Trust”) shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

12

 Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

 Section 10.3 of the Registrant’s Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

 10.3     Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

 In addition, the Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

 Aston Asset Management, LLC (“Aston”) is a registered investment adviser providing investment management services to the Registrant.

 The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by Aston and the directors and officers of Aston during the past two years is incorporated by reference to Form ADV filed by Aston pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-71598 and 801-66837).

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Aston Funds
2.	E.I.I. Realty Securities Trust
3.	FundVantage Trust
4.	GuideStone Funds
5.	Kalmar Pooled Investment Trust
6.	Matthews International Funds (d/b/a Matthews Asia Funds)
7.	Metropolitan West Funds

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8.	The Motley Fool Funds Trust
9.	New Alternatives Fund
10.	Old Westbury Funds, Inc.
11.	The RBB Fund, Inc.
12.	The Torray Fund
13.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All records described in Section 31(a) of the 1940 Act and the rules promulgated thereunder, are maintained at the following locations:

Adviser

Aston Asset Management, LLC, 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602

Subadvisers

Anchor Capital Advisors LLC, One Post Office Square, Suite 3850, Boston, Massachusetts 02109

Baring International Investment Limited, 155 Bishopsgate, London EC2M 3XY, United Kingdom

14

Cornerstone Investment Partners, LLC, Phipps Tower, 3438 Peachtree Road NE, Suite 900, Atlanta, Georgia 30326

DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071

Fairpointe Capital LLC, One North Franklin Street, Suite 3300, Chicago, Illinois 60606

Guardian Capital LP, Commerce Court West, 199 Bay Street, Suite 3100, Toronto, Ontario M5L 1E8, Canada

GW&K Investment Management LLC, 222 Berkeley Street, Boston, Massachusetts 02116

Harrison Street Securities, LLC, 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606

Herndon Capital Management, LLC, 191 Peachtree Street NE, Suite 2500, Atlanta, Georgia 30303

Lake Partners, Inc., 4 High Ridge Park, Suite 300, Stamford, Connecticut 06905

LMCG Investments, LLC, 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116

Montag & Caldwell, LLC, 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326

Pictet Asset Management Limited, Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom

River Road Asset Management, LLC, Meidinger Tower, Suite 2000, 462 South Fourth Street, Louisville, Kentucky 40202

Silvercrest Asset Management Group LLC, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019

Taplin, Canida & Habacht, LLC, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131

Value Partners Hong Kong Limited, 41 Connaught Road Central, 9th Floor, Nexxus Building, Hong Kong

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286

Sub-Administrator and Transfer, Redemption, Dividend Disbursing and Accounting Agent

BNY Mellon Investment Servicing (US), Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 and 201 Washington Street, Boston, Massachusetts 02109

Distributor

Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, and Three Canal Plaza, Suite 100, Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

15

ITEM 35.	UNDERTAKINGS

Not Applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 29th day of February, 2016.

ASTON FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

Bruce B. Bingham**	Trustee
Bruce B. Bingham

Christine C. Carsman**	Trustee
Christine C. Carsman

William E. Chapman, II*	Trustee, Independent Chairman
William E. Chapman, II

Edward J. Kaier*	Trustee
Edward J. Kaier

Kurt Keilhacker**	Trustee
Kurt Keilhacker

Steven J. Paggioli*	Trustee
Steven J. Paggioli

Richard F. Powers, III**	Trustee
Richard F. Powers, III

Eric P. Rakowski*	Trustee
Eric P. Rakowski

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Signature	Capacity	Date

Victoria Sassine**	Trustee
Victoria Sassine

Thomas R. Schneeweis*	Trustee
Thomas R. Schneeweis

/s/Jeffrey T. Cerutti	President and Chief Executive Officer	February 29, 2016
Jeffrey T. Cerutti	(Principal Executive Officer)

/s/Laura M. Curylo	Treasurer and Chief Financial Officer	February 29, 2016
Laura M. Curylo	(Principal Financial Officer and Principal Accounting Officer)

/s/Laura M. Curylo	Attorney-in-Fact	February 29, 2016
Laura M. Curylo

* Signed by Laura M. Curylo pursuant to a Power of Attorney previously filed as Exhibit (o)(1) to Post-Effective Amendment No. 111 to the Registration Statement as filed on August 6, 2010.

**Signed by Laura M. Curylo pursuant to a Power of Attorney previously filed as Exhibit (o)(2) to Post-Effective Amendment No. 156 to the Registration Statement as filed on May 12, 2014.

18

EXHIBIT INDEX

(d)(3)	Revised Schedule B to the Investment Advisory Agreement between Aston Funds and Aston Asset Management LLC

(d)(24)	Sub-Investment Advisory Agreement between Aston Asset Management, LLC and Value Partners Hong Kong Limited

(h)(47)	Amended and Restated Schedule A to the Expense Reimbursement Agreement

(h)(49)	Expense Limitation Agreement by and between Aston Funds and Aston Asset Management, LLC

(h)(50)	Amended and Restated Schedule A to the Expense Limitation Agreement

(i)	Opinion of Vedder Price P.C.

(j)	Consent of Independent Registered Public Accounting Firm

(m)(8)	Revised Schedule A to Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1

(p)(2)	Amended Code of Ethics of River Road Asset Management, LLC

(p)(3)	Amended and Restated Code of Ethics of Aston Asset Management, LLC

(p)(4)	Amended Code of Ethics of Taplin, Canida & Habacht, LLC

(p)(6)	Amended Code of Ethics and Standards of Practice of Montag & Caldwell LLC

(p)(8)	Amended Code of Ethics of Herndon Capital Management, LLC

(p)(9)	Amended Code of Ethics of DoubleLine Capital LP

(p)(13)	Amended Code of Ethics of Harrison Street Securities, LLC

(p)(16)	Amended Code of Ethics of Pictet Asset Management Limited

(p)(18)	Code of Ethics of Value Partners Hong Kong Limited